Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MAC-GRAY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MAC-GRAY CORPORATION
404 Wyman Street, Suite 400
Waltham, Massachusetts 02451

December 4, 2013

Dear Stockholder:

        You are cordially invited to attend a special meeting of stockholders of Mac-Gray Corporation ("Mac-Gray" or the "Company") to be held on Wednesday, January 8, 2014, at 10:00 a.m. local time, at the Goodwin Procter LLP Conference Center, Second Floor, Exchange Place, 53 State Street, Boston, Massachusetts 02109 (the "special meeting").

        At the special meeting, you will be asked to consider and vote upon a proposal to adopt a merger agreement pursuant to which Mac-Gray would be acquired by Spin Holdco Inc. a wholly-owned subsidiary of CSC ServiceWorks, Inc., and other related proposals. We entered into the merger agreement on October 14, 2013. If the merger is completed, you will be entitled to receive $21.25 in cash, without interest and less any applicable withholding taxes, for each share of Mac-Gray common stock that you own.

        The Mac-Gray Board of Directors formed a special committee of six disinterested and independent directors to, among other things, review and evaluate the merger agreement proposal, consider and evaluate alternatives available to Mac-Gray and alleviate any potential conflicts of interest. After careful consideration, our Board of Directors, upon the unanimous recommendation of the special committee, unanimously approved the merger agreement and determined that the merger and the other transactions contemplated by the merger agreement are advisable and in the best interests of Mac-Gray and our stockholders. Our Board of Directors unanimously recommends that you vote "FOR" the adoption of the merger agreement.

        At the special meeting, in addition to the approval of the merger agreement, you will be asked to cast an advisory (non-binding) vote on the "golden parachute" compensation payable or that could become payable to the named executive officers of Mac-Gray in connection with the merger pursuant to the terms of the merger agreement and pre-existing arrangements. Our Board of Directors unanimously recommends that you vote "FOR" approval, on an advisory (non-binding) basis, of the "golden parachute" compensation payable or that could become payable to the named executive officers of Mac-Gray in connection with the merger.

        Your vote is important, regardless of the number of shares of Mac-Gray common stock you own.    We cannot consummate the merger unless the merger agreement is adopted by the affirmative vote of a majority of the outstanding shares of Mac-Gray common stock entitled to vote at the special meeting. If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote against the proposal to adopt the merger agreement.

        The attached proxy statement provides you with detailed information about the special meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Annex A to the proxy statement. We encourage you to read the proxy statement and the merger agreement carefully and in their entirety. You may also obtain more information about Mac-Gray from documents we have filed with the Securities and Exchange Commission.

        On behalf of your Board of Directors, thank you for your continued support and interest in Mac-Gray Corporation. I look forward to seeing you at the meeting on January 8, 2014.

        Very truly yours,

STEWART GRAY MACDONALD, JR.
Chief Executive Officer

        Your vote is very important regardless of the number of shares you own. At your earliest convenience, please vote by telephone or via the Internet according to the instructions provided on the enclosed proxy card or complete, sign, date and return the enclosed proxy card, which requires no postage if mailed in the United States.

        Stockholders with questions or requiring assistance voting their shares may contact MacKenzie Partners, Inc., our proxy solicitor:

105 Madison Avenue
New York, NY 10016
proxy@mackenziepartners.com
(212) 929-5500 (Call Collect)
or
TOLL FREE 1-800-322-2885

        Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

        This proxy statement is dated December 4, 2013 and is first being mailed to stockholders on or about December 4, 2013.

MAC-GRAY CORPORATION
404 Wyman Street, Suite 400
Waltham, Massachusetts 02451
(781) 487-7600

NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 8, 2014

        NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Mac-Gray Corporation, a Delaware corporation ("Mac-Gray" or the "Company"), will be held on Wednesday, January 8, 2014 at 10:00 a.m., local time, at the Goodwin Procter LLP Conference Center, Second Floor, Exchange Place, 53 State Street, Boston, Massachusetts 02109 (together with adjournments or postponements thereof, the "special meeting") for the following purposes:

          1.     To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of October 14, 2013, by and among CSC ServiceWorks Holdings, Inc., a Delaware corporation ("Holdings"), CSC ServiceWorks, Inc., a Delaware corporation and wholly-owned subsidiary of Holdings ("CSC"), Spin Holdco Inc., a Delaware corporation and wholly-owned subsidiary of CSC ("Parent" and, together with Holdings and CSC, the "Buyer Entities") and CSC Fenway, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Subsidiary") and Mac-Gray, as it may be amended from time to time, pursuant to which Mac-Gray will be merged with Merger Subsidiary with Mac-Gray surviving the merger as a wholly-owned subsidiary of Parent;

          2.     To consider and vote on an advisory (non-binding) proposal to approve the "golden parachute" compensation payable or that could become payable to the named executive officers of Mac-Gray in connection with the merger pursuant to the terms of the merger agreement and pre-existing severance arrangements;

          3.     To consider and vote on a proposal to approve one or more adjournments or postponements of the special meeting, if necessary, to solicit additional proxies if Mac-Gray has not obtained sufficient affirmative stockholder votes to adopt the merger agreement; and

          4.     To transact such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

        The Board of Directors has fixed the close of business on November 27, 2013 as the record date for determination of stockholders entitled to notice of and to vote at the special meeting and any adjournments or postponements thereof. Only holders of Mac-Gray's common stock of record at the close of business on that date will be entitled to notice of and to vote at the special meeting and any adjournments or postponements thereof.

        Under Delaware law, Mac-Gray stockholders who do not vote in favor of the adoption of the merger agreement will have the right to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery if the merger is completed, but only if they submit a written demand for such an appraisal prior to the vote on the adoption of the merger agreement and comply with the other Delaware law procedures explained in the section entitled "Appraisal Rights" beginning on page 85 of the accompanying proxy statement.

        Directions to the Goodwin Procter LLP Conference Center are included on the outside back cover of the Proxy Statement for the special meeting of Stockholders to be held on January 8, 2014.

        THE MAC-GRAY BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO ADOPT THE MERGER AGREEMENT, "FOR" THE PROPOSAL TO APPROVE, ON AN ADVISORY (NON-BINDING) BASIS, THE "GOLDEN PARACHUTE" COMPENSATION PAYABLE OR THAT COULD BECOME PAYABLE TO THE NAMED EXECUTIVE OFFICERS OF MAC-GRAY IN CONNECTION WITH THE MERGER AND "FOR" THE ADJOURNMENT PROPOSAL.

By Order of the Board of Directors,

LINDA A. SERAFINI

Secretary

Waltham, Massachusetts

December 4, 2013

        WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE REQUESTED TO VOTE BY TELEPHONE OR VIA THE INTERNET ACCORDING TO THE INSTRUCTIONS ON THE PROXY CARD OR TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD OR VOTED BY TELEPHONE OR VIA THE INTERNET.

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on January 8, 2014:

These proxy materials are being made available to stockholders on or about December 4, 2013 at: www.macgray.com/proxy

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        This proxy statement and the documents to which we refer you in this proxy statement contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, which we refer to as the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, including statements regarding the proposed transaction, the anticipated results of the proposed transaction and the timing of the proposed transaction. Mac-Gray intends such forward-looking statements to be covered by the Safe Harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with these Safe Harbor provisions.

        These forward-looking statements contain projections of our future results of operations or financial position or state other forward-looking information. In some cases you can identify these statements by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "predict," "should," "target," "will" and "would," or similar words. You should not rely on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, some of which are beyond our control. These risks, uncertainties, and other factors may cause our actual results, performance or achievements to differ materially from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements. Some of the factors that might cause these differences are as follows:

  •
  the possibility that any of the closing conditions to the consummation of the merger will not be satisfied and the merger will not be completed;

  •
  the possibility that Mac-Gray stockholders will not adopt the merger agreement under applicable law and the merger agreement;

  •
  the inability to obtain regulatory approvals required for the merger or the imposition of certain regulatory conditions on the Buyer Entities;

  •
  the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement;

  •
  the impact of the announcement of the merger on Mac-Gray's operating results and relationships with its employees, partners, suppliers and customers;

  •
  the impact of the pending merger on Mac-Gray's strategic plans and operations and Mac-Gray's ability to respond effectively to competitive pressures, industry developments and future opportunities; and

  •
  other risks detailed in Mac-Gray's filings with the Securities and Exchange Commission, or SEC, including Mac-Gray's Annual Report on Form 10-K for the year ended December 31, 2012 and in other reports filed with the SEC. See "Where You Can Find More Information" on page 94 of this proxy statement.

        You should not place undue reliance on forward-looking statements. We cannot guarantee any future results, levels of activity, performance or achievements. The statements made in this proxy statement are based on the information available to us as of the date of this proxy statement, and you should not assume that the statements made in this proxy statement remain accurate as of any future date. Moreover, except as required by law, we assume no obligation to update forward-looking statements or update the reasons actual results could differ materially from those anticipated in forward-looking statements. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

 SUMMARY TERM SHEET

        The following summary highlights information in this proxy statement and may not contain all the information that is important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents referred to in this proxy statement. Each item in this summary includes a page reference directing you to a more complete description of the item in this proxy statement.

        In this proxy statement, the terms "we," "us," "our company," and "Mac-Gray" refer to Mac-Gray Corporation, the term "Parent" refers to Spin Holdco Inc., the term "Merger Subsidiary" refers to CSC Fenway, Inc., the term "Holdings" refers to CSC ServiceWorks Holdings, Inc., the term "CSC" refers to CSC ServiceWorks, Inc. the term "Buyer Entity" refers to any of Parent, Holdings or CSC, as applicable, the term Pamplona refers to Pamplona Capital Partners III, L.P. and the term "merger agreement" refers to the Agreement and Plan of Merger, dated as of October 14, 2013, by and among Mac-Gray, Parent, Merger Subsidiary, Holdings and CSC, as it may be amended from time to time.

 The Companies (Page 26)

        Mac-Gray Corporation, founded in 1927, is the second largest laundry facilities management contractor in the United States. Through our portfolio of card- and coin-operated laundry equipment located in laundry facilities across the country, we provide laundry convenience to residents of multi-unit housing such as apartment buildings, condominiums, colleges and university residence halls, public housing complexes, and hotels and motels. Based on our ongoing survey of colleges and universities, we believe that we are the largest provider of such services to the college and university market in the United States. We manage laundry rooms in 44 states and the District of Columbia. We also sell and service commercial laundry equipment to retail laundromats and other customers through our product sales division.

Mac-Gray Corporation
404 Wyman Street, Suite 400
Waltham, Massachusetts 02451
(781) 487-7600

        CSC ServiceWorks, Inc., with over one million machines in service, is the leading provider of multi-family housing and commercial laundry solutions as well as the industry leader in air vending services at convenience stores and gas stations. CSC's family of businesses includes: Coinmach Corp., ASI Campus Laundry Solutions, SDI Laundry Solutions, Sparkle Solutions Corp., Appliance Warehouse of America, AIR-serv, AirValet and Super Laundry. CSC has a workforce of over 2,250 dedicated professionals throughout the United States, Canada and Europe.

CSC ServiceWorks, Inc.
303 Sunnyside Boulevard #70
Plainview, New York 11803
(516) 349-8555

        CSC ServiceWorks Holdings, Inc. is a Delaware corporation and the sole stockholder of CSC.

CSC ServiceWorks Holdings, Inc.
303 Sunnyside Boulevard #70
Plainview, New York 11803
(516) 349-8555

        Spin Holdco Inc. is a Delaware corporation and a wholly-owned subsidiary of CSC.

Spin Holdco Inc.
303 Sunnyside Boulevard #70
Plainview, New York 11803
(516) 349-8555

        CSC Fenway, Inc. is a Delaware corporation and a wholly-owned subsidiary of Parent.

CSC Fenway, Inc.
303 Sunnyside Boulevard #70
Plainview, New York 11803
(516) 349-8555

The Special Meeting (Page 20)

        Date, Time and Place.    The special meeting will be held on Wednesday, January 8, 2014 at 10:00 a.m., local time, at the Goodwin Procter LLP Conference Center, Second Floor, Exchange Place, 53 State Street, Boston, Massachusetts 02109.

        Purpose.    At the special meeting, you will be asked to consider and vote upon (1) a proposal to adopt the merger agreement, (2) an advisory (non-binding) proposal to approve the "golden parachute" compensation payable or that could become payable to the named executive officers of Mac-Gray in connection with the merger pursuant to the terms of the merger agreement and pre-existing severance arrangements, (3) a proposal to approve one or more adjournments or postponements of the special meeting, if necessary, to solicit additional proxies if Mac-Gray has not obtained sufficient affirmative stockholder votes to adopt the merger agreement and (4) such other business as may properly come before the special meeting or any adjournments or postponements of the special meeting. We are currently not aware of any other business to come before the special meeting.

        Record Date and Quorum.    You are entitled to vote at the special meeting if you owned shares of Mac-Gray common stock at the close of business on November 27, 2013, the record date for the special meeting. You will have one vote for each share of Mac-Gray common stock that you owned on the record date. As of November 27, 2013, there were 14,758,306 shares of Mac-Gray common stock issued and outstanding and entitled to vote. A majority of Mac-Gray common stock issued, outstanding and entitled to vote at the special meeting, present in person or represented by proxy, constitutes a quorum for the purpose of the special meeting.

        Voting and Proxies.    Any stockholder of record entitled to vote at the special meeting may submit a proxy by telephone, via the Internet, by returning the enclosed proxy card by mail, or by voting in person at the special meeting. If you intend to submit your proxy by telephone or via the Internet, you must do so no later than the date and time indicated on the applicable proxy card(s). If you intend to vote by returning the enclosed proxy card by mail, please do so as soon as possible to ensure your vote is received in advance of the special meeting. Even if you plan to attend the special meeting, if on the record date you held shares of Mac-Gray common stock in your own name as the stockholder of record, please vote your shares by completing, signing, dating and returning the enclosed proxy card or by using the telephone number printed on your proxy card or by using the Internet voting instructions printed on your proxy card.

        If you give your proxy, but do not indicate how you wish to vote, your shares will be voted "FOR" the proposal to adopt the merger agreement, "FOR" the proposal to approve, on an advisory (non-binding) basis, the "golden parachute" compensation payable or that could become payable to the named executive officers of Mac-Gray in connection with the merger pursuant to the terms of the merger agreement and pre-existing severance arrangements and "FOR" the adjournment proposal.

        If your shares of Mac-Gray common stock are held in "street name," you should instruct your brokerage firm, bank, trust or other nominee on how to vote such shares of common stock using the instructions provided by your broker or nominee. If your shares of Mac-Gray common stock are held in "street name," you must obtain a legal proxy from such nominee in order to vote in person at the special meeting. If you fail to provide your nominee with instructions on how to vote your shares of Mac-Gray common stock, your nominee will not be able to vote such shares at the special meeting.

        Vote Required.    The adoption of the merger agreement requires the affirmative vote of a majority of the outstanding shares of Mac-Gray common stock entitled to vote at the special meeting. If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote against the proposal to adopt the merger agreement.

        The approval, on an advisory (non-binding) basis, of the "golden parachute" compensation payable or that could become payable to the named executive officers of Mac-Gray in connection with the merger and the approval of the proposal to adjourn or postpone the special meeting, if necessary, to solicit additional proxies if Mac-Gray has not obtained sufficient affirmative stockholder votes to adopt the merger agreement, requires a majority of the votes properly cast. Because the "golden parachute" compensation proposal is advisory, it will not be binding upon the Mac-Gray Board of Directors if approved regardless of whether the merger agreement is approved. If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the approval of the advisory (non-binding) proposal regarding "golden parachute" compensation or the proposal to adjourn the special meeting.

        In connection with the execution of the merger agreement, certain stockholders of Mac-Gray entered into a voting agreement agreeing to vote in favor of the adoption of the merger agreement. As of November 27, 2013, the record date for the special meeting, these stockholders collectively owned approximately 15% of the Mac-Gray common stock entitled to vote at the special meeting.

        A list of Mac-Gray stockholders entitled to vote at the special meeting will be available for inspection at the special meeting and at 404 Wyman Street, Suite 400, Waltham, Massachusetts 02451, during ordinary business hours, for ten days prior to the special meeting.

        Revocability of Proxy.    Any holder of record of Mac-Gray common stock may revoke his or her proxy at any time, unless noted below, before it is voted at the special meeting by any of the following actions:

  •
  delivering to Mac-Gray's corporate secretary a signed written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked;

  •
  attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

  •
  signing and delivering a new proxy relating to the same shares of Mac-Gray common stock and bearing a later date; or

  •
  submitting another proxy by telephone or via the Internet by the date and time indicated on the applicable proxy card(s).

        The latest dated completed proxy will be the one which counts. Written notices of revocation and other communications with respect to the revocation of any proxies should be addressed to:

Mac-Gray Corporation
404 Wyman Street, Suite 400
Waltham, Massachusetts 02451
Attn: Corporate Secretary

        If you are a "street name" holder of Mac-Gray common stock, you may change your vote by submitting new voting instructions to your brokerage firm, bank, trust or other nominee. You must contact your nominee to obtain instructions as to how to change or revoke your proxy.

The Merger (Page 27)

        The Agreement and Plan of Merger, dated as of October 14, 2013, which we refer to as the merger agreement, by and among Mac-Gray, the Buyer Entities and Merger Subsidiary provides that Merger Subsidiary will merge with and into Mac-Gray, which we refer to as the merger. Mac-Gray will be the surviving corporation, which we refer to as the surviving corporation, in the merger and will continue as a wholly-owned subsidiary of Parent.

        If the merger is completed, at the effective time of the merger, each outstanding share of Mac-Gray common stock (other than shares held in treasury or held by the Buyer Entities or Merger Subsidiary (or their subsidiaries) or shares as to which dissenters' rights have been perfected and not withdrawn or lost) will be automatically converted into the right to receive $21.25 in cash, without interest and less applicable withholding taxes. We refer to this amount in this proxy statement as the merger consideration.

        The merger consideration of $21.25 per share to be received by Mac-Gray stockholders represents:

  •
  an approximately 36% premium over the high of $15.61 per share for the 52-week period ending October 11, 2013; and

  •
  an approximately 44% premium to the $14.72 closing price of our common stock on October 11, 2013 (the last trading day prior to the date our Board of Directors approved the merger agreement).

The closing sale price of a share of Mac-Gray common stock on the New York Stock Exchange on November 27, 2013 was $21.30. You are encouraged to obtain current market quotations for Mac-Gray common stock in connection with voting your shares.

        Upon completion of the merger, shares of Mac-Gray common stock will no longer be listed on any stock exchange or quotation system. You will not own any shares of the surviving corporation. The merger agreement is attached as Annex A to this proxy statement. Please read it carefully.

Recommendation of the Mac-Gray Board of Directors (Page 45)

        The Mac-Gray Board of Directors formed a special committee of six disinterested and independent directors, which we refer to in this proxy statement as the Special Committee, to, among other things, review and evaluate the merger agreement proposal, consider and evaluate alternatives available to Mac-Gray and alleviate any potential conflicts of interest. The Mac-Gray Board of Directors, upon the unanimous recommendation of the Special Committee, unanimously (1) determined that the merger and the merger agreement are advisable and in the best interests of Mac-Gray and its stockholders, (2) approved the merger agreement and (3) recommends that Mac-Gray stockholders adopt the merger agreement. Accordingly, the Mac-Gray Board of Directors unanimously recommends that holders of Mac-Gray common stock vote "FOR" the proposal to adopt the merger agreement at the special meeting. The Mac-Gray Board of Directors also unanimously recommends that holders of Mac-Gray common stock vote "FOR" the proposal to approve, on an advisory (non-binding) basis, the "golden parachute" compensation payable or that could become payable to the named executive officers of Mac-Gray in connection with the merger pursuant to the terms of the merger agreement and pre-existing severance arrangements and "FOR" the adjournment proposal.

        For the factors considered by our Board of Directors in reaching its decision to approve the merger agreement, see "The Merger—Reasons for the Merger and Recommendation of our Board of Directors" beginning on page 42 of this proxy statement.

Opinion of Mac-Gray's Financial Advisor (Page 45 and Annex B)

        In connection with the merger, Merrill Lynch, Pierce, Fenner & Smith Incorporated, which we refer to as BofA Merrill Lynch, Mac-Gray's financial advisor, delivered to the Special Committee a written opinion, dated October 14, 2013, as to the fairness, from a financial point of view and as of the date of the opinion, of the consideration to be received by holders of Mac-Gray common stock in the merger, which we refer to as the merger consideration. The full text of the written opinion, dated October 14, 2013, of BofA Merrill Lynch, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex B to this proxy statement and is incorporated by reference herein in its entirety. BofA Merrill Lynch provided its opinion to the Special Committee (in its capacity as such) for the benefit and use of the Special Committee in connection with and for purposes of its evaluation of the merger consideration from a financial point of view. BofA Merrill Lynch's opinion does not address any other aspect of the merger and no opinion or view was expressed as to the relative merits of the merger in comparison to other strategies or transactions that might be available to Mac-Gray or in which Mac-Gray might engage or as to the underlying business decision of Mac-Gray to proceed with or effect the merger. BofA Merrill Lynch's opinion does not address any other aspect of the merger and does not constitute a recommendation to any stockholder as to how to vote or act in connection with the merger or any related matter.

 Financing of the Merger (Page 58)

        The merger agreement does not contain any condition to the obligations of the Buyer Entities or Merger Subsidiary relating to the receipt of financing by the Buyer Entities. Parent will fund the merger consideration from an aggregate of $594 million of capital, which we refer to as the Pamplona commitment amount and which is committed pursuant to a commitment letter delivered to the Buyer Entities by Pamplona Capital Partners III, L.P. dated as of October 14, 2013, which we refer to as the Pamplona commitment letter.

        The Pamplona commitment amount will be used by the Buyer Entities to fund the merger consideration at closing (including as a result of a final non-appealable judgment of specific performance) and any other payments to be made by the Buyer Entities or Mac-Gray at closing, and all associated costs and expenses of the merger for which the Buyer Entities are responsible. In addition, Pamplona and the Buyer Entities will be jointly and severally liable for any amounts that may be owed by the Buyer Entities with respect to any breach of the merger agreement, including the Parent Termination Fee or any payment of monetary damages awarded to Mac-Gray, provided that Pamplona's liability for such damages will not exceed $50 million (provided further, that the liability of Buyer Entities for such damages shall be unlimited). Mac-Gray is an express third party beneficiary of the Pamplona commitment letter.

Conditions to the Merger (Page 77)

        The obligations of Parent and Merger Subsidiary, on the one hand, and Mac-Gray, on the other hand, to consummate the merger are subject to the satisfaction at or prior to the closing of the merger of the following conditions:

  •
  adoption of the merger agreement by an affirmative vote of the holders of a majority of the outstanding shares of Mac-Gray common stock;

  •
  no governmental authority with jurisdiction over any party will have issued any order, injunction, judgment, decree or ruling or taken any other action that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the merger;

  •
  no applicable law or regulation will have been adopted that makes the consummation of the merger illegal or otherwise prohibited; and

  •
  the waiting period applicable to the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, which we refer to as the HSR Act, will have expired or been terminated (which condition was satisfied following the expiration of the waiting period under the HSR Act on November 27, 2013).

        The obligations of Parent and Merger Subsidiary to consummate the merger are subject to the satisfaction of other conditions, including the following:

  •
  the representations and warranties of Mac-Gray made in the merger agreement, subject to certain exceptions, will be true and correct when made and as of immediately prior to the effective time of the merger (other than those representations and warranties that were made only as of a specified date, which need only be true and correct as of such specified date), except where the failure of such representations and warranties to be true and correct (disregarding materiality or material adverse effect qualifications) would not, individually or in the aggregate, have a material adverse effect on Mac-Gray;

  •
  Mac-Gray will have performed, in all material respects, its obligations under the merger agreement on or prior to the consummation of the merger; and

  •
  No event, change, effect or development has occurred and is continuing that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect on Mac-Gray.

        The obligation of Mac-Gray to consummate the merger is subject to the satisfaction of the additional following conditions:

  •
  the representations and warranties of Parent and Merger Subsidiary made in the merger agreement will be true and correct when made and as of immediately prior to the effective time of the merger (other than those representations and warranties that were made only as of a specified date, which need only be true and correct as of such specified date), except where the failure of such representations and warranties to be true and correct (disregarding materiality or material adverse effect qualifications) would not, individually or in the aggregate, prevent, materially delay or materially impair Parent's or Merger Subsidiary's ability to consummate the transactions contemplated by the merger agreement; and

  •
  Parent and Merger Subsidiary will have performed in all material respects their respective obligations under the merger agreement.

Non-Solicitation; Competing Acquisition Proposals (Page 69)

        Under the merger agreement, Mac-Gray, its subsidiaries and their respective representatives are not permitted to (except under limited circumstances described below), among other things:

  •
  solicit, initiate, knowingly facilitate or knowingly encourage any inquiries, proposals or offers that constitute or would reasonably be expected to lead to any acquisition proposal (as defined in the section entitled The Merger Agreement—Non-Solicitation; Competing Acquisition Proposals);

  •
  engage in, continue or otherwise participate in any discussions or negotiations with, or disclose any information relating to or afford access to the business, properties, assets, or personnel of Mac-Gray or any of its subsidiaries, to any third party for the purpose of encouraging or facilitating, or that could reasonably be expected to lead to, an acquisition proposal;

  •
  enter into any agreement, arrangement or understanding relating to any acquisition proposal or requiring Mac-Gray to abandon, terminate, breach or fail to consummate the transactions contemplated by the merger agreement; or

  •
  resolve, propose or agree to do any of the foregoing.

        Under the merger agreement, Mac-Gray will, and will cause its subsidiaries and representatives to, immediately cease and terminate any existing solicitation, encouragement, discussion or negotiation with any third party with respect to an acquisition proposal and request that all non-public information previously provided by or on behalf of Mac-Gray to any such third party be returned or destroyed.

        Notwithstanding the restrictions described above, prior to the adoption of the merger agreement by Mac-Gray stockholders, if Mac-Gray receives an unsolicited bona fide acquisition proposal in writing from a third party after the date of the merger agreement that did not, directly or indirectly, result from or arise out of a breach of the non-solicitation provisions of the merger agreement, and that the Mac-Gray Board of Directors (acting upon the recommendation of the Special Committee) determines in good faith, after consultation with its outside legal counsel and financial advisor, constitutes or would be reasonably likely to lead to a superior proposal (as defined in the section entitled The Merger Agreement—Non-Solicitation; Competing Acquisition Proposals) and that the failure to act would be reasonably likely to be inconsistent with the directors' fiduciary duties under applicable laws, then Mac-Gray may furnish to such third party non-public information relating to Mac-Gray pursuant to a confidentiality agreement meeting certain requirements as set forth in the merger agreement and afford such third party access to the businesses, properties, assets and personnel of Mac-Gray or any of its subsidiaries and enter into, maintain and participate in discussions or negotiations with such third party or otherwise cooperate with or assist or participate in, or facilitate, any such discussions or negotiations; provided Mac-Gray will promptly provide to Parent any material non-public information concerning Mac-Gray or its subsidiaries or access provided to such third party which was not previously provided to Parent. In addition, Mac-Gray will not provide to such third party commercially sensitive information except in a manner consistent with past practices and subject to any limitations placed on Parent and its representatives.

Reasonable Best Efforts (Page 75)

        Each of Mac-Gray and Parent agrees to use its reasonable best efforts to take or cause to be taken all actions reasonably necessary on its part under the merger agreement in order to consummate the merger. Parent agrees to use its reasonable best efforts to avoid, eliminate or resolve each and every impediment and obtain all clearances, consents, approvals and waivers under antitrust laws that may be required by any governmental authority, so as to enable the parties to consummate the merger as soon as reasonably practicable including without limitation any divestiture action, subject to certain limitations.

Buyer Entity Guarantees (Page 81)

        Each of Holdings and CSC have agreed to cause Parent and Merger Subsidiary to comply in all respects with each of the representations, warranties, covenants, obligations, agreements and undertakings made or required to be performed by Parent and Merger Subsidiary in accordance with the terms of the merger agreement. Each of Holdings and CSC have agreed to unconditionally guarantee full performance and payment by Parent and Merger Subsidiary of each of the covenants, obligations and undertakings required to be performed by Parent and Merger Subsidiary under the merger agreement, subject to all terms, conditions and limitations contained therein. Parent has agreed to cause Merger Subsidiary to comply in all respects with each of the representations, warranties, covenants, obligations, agreements and undertakings required to be performed by Merger Subsidiary in accordance with the terms of the merger agreement.

Termination of the Merger Agreement (Page 78)

        Mac-Gray and Parent may terminate the merger agreement by mutual written consent at any time before the consummation of the merger, notwithstanding any approval of the merger agreement by Mac-Gray stockholders. In addition, either Parent or Mac-Gray may terminate the merger agreement at any time before the consummation of the merger if:

  •
  the merger has not been consummated on or before March 31, 2014, which we refer to as the end date; provided, however, that if the conditions to the consummation of the merger have been satisfied, other than the expiration or termination of the applicable waiting period under the HSR Act (which condition was satisfied following the expiration of the waiting period under the HSR Act on November 27, 2013), then the end date will be extended to July 31, 2014; provided that such right to terminate the merger agreement will not be available to any party whose material breach of any provision of the merger agreement results in the failure of the merger to be consummated by the end date;

  •
  any governmental authority of competent jurisdiction has issued a final and non-appealable order or taken any other action enjoining, restraining or otherwise prohibiting the consummation of the transactions contemplated by the merger agreement; provided that such right to terminate the merger agreement will not be available to any party who has materially breached the reasonable best efforts provision of the merger agreement; or

  •
  the adoption of the merger agreement by the Mac-Gray stockholders has not been obtained by reason of the failure to obtain the required vote upon a final vote taken at the special meeting (or any adjournment or postponement thereof).

        Parent may also terminate the merger agreement if:

  •
  Mac-Gray has breached any of its representations, warranties, covenants or other agreements contained in the merger agreement in such a manner that would result in any of the conditions to Parent's obligations to close not being satisfied and such breach either has not been cured by Mac-Gray prior to the earlier of the end date or the 30th calendar day following Parent's delivery of written notice describing such breach to Mac-Gray (provided that none of the Buyer Entities or Merger Subsidiary is in material breach of any representation, warranty, covenant or agreement contained in the merger agreement);

  •
  Mac-Gray's Board of Directors (or any committee thereof) has effected an adverse recommendation change (as defined in the section entitled "The Merger Agreement—Mac-Gray Board Recommendation"); or

  •
  Mac-Gray willfully and materially breached its obligations under the non-solicitation provisions in the merger agreement.

        Mac-Gray may also terminate the merger agreement if:

  •
  any Buyer Entity or Merger Subsidiary has breached any of its representations, warranties, covenants or other agreements contained in the merger agreement in such a manner that would result in any of the conditions to Mac-Gray's obligations to close not being satisfied, and such breach either has not been cured by Parent or Merger Subsidiary prior to the earlier of the end date or the 30th calendar day following Mac-Gray's delivery of written notice describing such breach to Parent or Merger Subsidiary (provided that Mac-Gray is not in material breach of any representation, warranty, covenant or agreement contained in the merger agreement);

  •
  prior to the adoption of the merger agreement by Mac-Gray stockholders, the Mac-Gray Board of Directors has effected an adverse recommendation change in respect of a superior proposal in accordance with the terms of the merger agreement, Mac-Gray has not breached any of its obligations under the non-solicitation provisions in the merger agreement (other than immaterial non-compliance) and, substantially concurrently with such termination, Mac-Gray enters into a binding acquisition agreement with respect to such superior proposal; provided that Mac-Gray pays the termination fee described in the section entitled "The Merger Agreement—Termination Fees and Expenses;" or

  •
  all of the closing conditions have been satisfied (other than those conditions that are to be satisfied by actions taken at the closing) and Parent and Merger Subsidiary fail to consummate the merger within three business days after the delivery by Mac-Gray to Parent of a notice of such satisfaction.

Termination Fees and Expenses (Page 79)

        Mac-Gray has agreed to pay Parent $11 million upon the termination of the merger agreement under certain circumstances, which we refer to as the Mac-Gray termination fee. Parent has agreed to pay Mac-Gray $15 million upon the termination of the merger agreement under certain circumstances, which we refer to as the Parent termination fee.

        Except as expressly set forth in the merger agreement, all costs and expenses incurred in connection with the merger agreement will be paid by the party incurring such costs and expenses. However, subject to certain exceptions, Parent will pay all filing fees payable pursuant to the HSR Act or any other applicable antitrust laws.

The Voting Agreements (Page 82)

        In connection with the execution of the merger agreement, certain stockholders of Mac-Gray entered into voting agreements with Parent, which we refer to collectively as the voting agreements, pursuant to which each such stockholder agreed, among other things, to vote his, her or its shares of Mac-Gray common stock:

  •
  in favor of the adoption of the merger agreement and any related proposal in furtherance thereof;

  •
  against any action or agreement that the stockholders know or reasonably suspect is in opposition to the merger or that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Mac-Gray under the merger agreement or of such stockholder under the voting agreement; and

  •
  against any acquisition proposal and against any other action, agreement or transaction that the stockholders know or reasonably suspect would impede, interfere with, delay, postpone, discourage, frustrate the purposes of, adversely affect or prevent the consummation of the merger or the other transactions contemplated by the merger agreement or the performance of Mac-Gray of its obligations under the merger agreement or of such stockholder under the voting agreement.

If the merger agreement terminates in accordance with its terms, these voting agreements will also terminate.

        As of November 27, 2013, the record date for the special meeting, the stockholders of Mac-Gray that entered into the voting agreements collectively owned approximately 15% of the Mac-Gray common stock entitled to vote at the special meeting.

Regulatory Matters (Page 85)

        Under the provisions of the HSR Act, the merger may not be completed until notification and report forms have been filed with the Antitrust Division of the United States Department of Justice, which we refer to as the Antitrust Division, and the Federal Trade Commission, which we refer to as the FTC, by Mac-Gray and Parent, and the applicable waiting period has expired or been terminated. In addition, the expiration or termination of the applicable waiting period under the HSR Act is a condition to each of Parent's and Mac-Gray's obligation to consummate the merger. Parent and Mac-Gray each filed their notification and report forms with the Antitrust Division and the FTC under the HSR Act on October 29, 2013, and, in accordance with the merger agreement, each requested "early termination" of the waiting period. While early termination was not granted, the waiting period expired on November 27, 2013.

Material U.S. Federal Income Tax Considerations with Respect to the Merger (Page 82)

        The receipt of cash in exchange for shares of Mac-Gray common stock pursuant to the merger generally will be a taxable transaction for U.S. federal income tax purposes. Generally, stockholders will recognize gain or loss equal to the difference between the amount of cash received and the adjusted tax basis of the shares of Mac-Gray common stock surrendered. Mac-Gray stockholders who are U.S. holders generally will be subject to U.S. federal income tax on any gain recognized in connection with the merger. Mac-Gray stockholders who are non-U.S. holders generally will not be subject to U.S. income tax on any gain recognized in connection with the merger unless the stockholder has certain connections to the United States. However, the tax consequences of the merger to a Mac-Gray stockholder will depend on the stockholder's particular circumstances, and Mac-Gray stockholders should consult their own tax advisors to determine the tax consequences to them of the merger based on their particular circumstances.

Appraisal Rights (Page 85)

        Under Delaware law, if the merger is completed, Mac-Gray stockholders who do not vote in favor of adoption of the merger agreement will have the right to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery, but only if they submit a written demand for such an appraisal prior to the vote on the merger agreement and comply with the other Delaware law procedures explained in this proxy statement. Section 262 of the Delaware General Corporation Law, or the DGCL, is attached as Annex C to this proxy statement. Please read it carefully.

Interests of Mac-Gray's Directors and Executive Officers in the Merger (Page 54)

        Mac-Gray's directors and executive officers have economic interests in the merger that are different from, or in addition to, those of Mac-Gray stockholders generally. These interests include:

  •
  pre-existing Executive Severance Agreements covering our executive officers;

  •
  accelerated vesting of all equity awards; and

  •
  indemnification of our directors and executive officers by the surviving corporation following the merger.

The Mac-Gray Board of Directors was aware of and considered these interests, among other matters, in reaching its decision to approve and declare advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement.

 Mac-Gray Equity-Based Awards (Page 54)

        Cashed Out Equity Awards.    Each Mac-Gray stock option, whether or not vested and exercisable, that is outstanding and unexercised immediately prior to the effective time of the merger will be automatically converted into the right to receive an amount in cash (less applicable tax withholdings) equal to the product obtained by multiplying (1) the excess, if any, of $21.25 over the per share exercise price of such stock option by (2) the aggregate number of shares of Mac-Gray common stock that were issuable upon exercise or settlement of such stock option immediately prior to the effective time of the merger. From and after the effective time of the merger, each Mac-Gray stock option will no longer represent the right to purchase shares of Mac-Gray common stock and such stock options will only entitle the former holder to receive the cash payment described above.

        Restricted Stock Units.    Immediately prior to the effective time of the merger, each outstanding Mac-Gray restricted stock unit will become fully vested and will be canceled in exchange for the right to receive an amount in cash (less applicable tax withholdings) equal to the product obtained by multiplying (1) the maximum number of shares of Mac-Gray common stock subject to such restricted stock unit by (2) $21.25. From and after the effective time of the merger, each Mac-Gray restricted stock unit will no longer represent the right to receive shares of Mac-Gray common stock and each such restricted stock unit will only entitle the former holder to receive the cash payment described above.

        Employee Stock Purchase Plan.    As required by the merger agreement, Mac-Gray took action to suspend its 2001 Employee Stock Purchase Plan, which we refer to as the ESPP, such that (i) no further offering periods will commence after the date of the merger agreement, (ii) no participant in an offering in progress as of the date of the merger agreement may increase the rate of his or her payroll contributions or make separate non-payroll contributions to the ESPP and (iii) no individual who was not a participant in the ESPP as of the date of the merger agreement may commence participation in the ESPP after the date of the merger agreement. Subject to the closing of the merger, the last offering period under the ESPP that commenced prior to the date of the merger agreement will end on the earlier to occur of such offering period's regularly scheduled end date or three calendar days prior to the effective time of the merger and the ESPP will terminate as of the effective time of the merger. All shares of Mac-Gray common stock purchased under the ESPP will be canceled and converted into the right to receive the merger consideration.

Consummation of the Merger

        We currently expect the merger to be completed in January 2014. However, we cannot predict the exact timing of the consummation of the merger or whether the merger will be consummated. In order to consummate the merger, Mac-Gray stockholders must adopt the merger agreement at the special meeting and the other closing conditions under the merger agreement, including receipt of certain regulatory approvals, must be satisfied or, to the extent legally permitted, waived.

QUESTIONS AND ANSWERS ABOUT THE MERGER
AND THE SPECIAL MEETING

        The following questions and answers address briefly some questions you may have regarding the merger agreement, the merger and the special meeting. These questions and answers may not address all questions that may be important to you as a holder of shares of Mac-Gray common stock. For important additional information, please refer to the more detailed discussion contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement, including the merger agreement.

Q:
What is the effect of the merger?

A:
Mac-Gray, the Buyer Entities and Merger Subsidiary have entered into the merger agreement. Subject to the terms and conditions of the merger agreement, Parent will acquire Mac-Gray through the merger of Merger Subsidiary, a wholly-owned subsidiary of Parent, with and into Mac-Gray. Mac-Gray will be the surviving corporation in the merger and will continue as a wholly-owned subsidiary of Parent.

Q:
What will happen to my Mac-Gray stock as a result of the merger?

A:
If the merger is completed, each share of Mac-Gray common stock that you hold at the effective time of the merger will be converted into the right to receive $21.25 in cash, without interest, less any applicable withholding taxes. This conversion does not apply to shares of Mac-Gray common stock held by any Mac-Gray stockholders who have properly perfected, and not withdrawn or lost, their appraisal rights under Delaware law as more fully described below. The closing sale price of a share of Mac-Gray common stock on the New York Stock Exchange on November 27, 2013 was $21.30. You are encouraged to obtain current market quotations for Mac-Gray common stock in connection with voting your shares.

Q:
What will happen to Mac-Gray generally as a result of the merger?

A:
If the merger is completed, Mac-Gray will cease to be an independent public company and will be wholly owned by Parent. As a result, you will no longer have any ownership interest in Mac-Gray. Upon completion of the merger, shares of Mac-Gray common stock will no longer be listed on the New York Stock Exchange, or any other stock exchange or quotation system. In addition, following the completion of the merger, the registration of Mac-Gray common stock and our reporting obligations under the Exchange Act will be terminated and there will be no further public market for shares of Mac-Gray common stock.

Q:
How does the merger consideration compare to the market price of Mac-Gray common stock?

A:
The merger consideration of $21.25 per share to be received by Mac-Gray stockholders represents:

•
an approximately 36% premium over the high of $15.61 per share for the 52-week period ending October 11, 2013; and

•
an approximately 44% premium to the $14.72 closing price of our common stock on October 11, 2013 (the last trading day prior to the date our Board of Directors approved the merger agreement).

  The closing sale price of a share of Mac-Gray common stock on the New York Stock Exchange on November 27, 2013 was $21.30. You are encouraged to obtain current market quotations for Mac-Gray common stock in connection with voting your shares.

Q:
When do you expect the merger to be completed?

A:
We currently expect the merger to be completed in January 2014. However, the merger is subject to various closing conditions, including Mac-Gray stockholder and regulatory approvals, and it is possible that the failure to timely meet these closing conditions or other factors outside of our control could delay the completion of the merger. We cannot assure you that we will complete the merger on this schedule or at all.

Q:
Why am I receiving this proxy statement?

A:
You are receiving this proxy statement because you were a stockholder of Mac-Gray as of November 27, 2013, the record date for the special meeting. The adoption of the merger agreement requires the affirmative vote of a majority of the outstanding shares of Mac-Gray common stock entitled to vote at the special meeting. A copy of the merger agreement is attached to this proxy statement as Annex A. Mac-Gray will submit the merger agreement to its stockholders for adoption at the special meeting described in this proxy statement. You should read the section entitled "The Special Meeting" beginning on page 20 of this proxy statement.

Q:
When and where will the special meeting of stockholders be held?

A:
The special meeting of Mac-Gray stockholders will be held on Wednesday, January 8, 2014 at 10:00 a.m., local time, at the Goodwin Procter LLP Conference Center, Second Floor, Exchange Place, 53 State Street, Boston, Massachusetts 02109.

Q:
What are the proposals that will be voted on at the special meeting?

A:
You will be asked to consider and vote on (1) a proposal to adopt the merger agreement with the Buyer Entities and Merger Subsidiary, (2) an advisory (non-binding) proposal to approve the "golden parachute" compensation payable or that could become payable to the named executive officers of Mac-Gray in connection with the merger pursuant to the terms of the merger agreement and pre-existing severance arrangements and (3) a proposal to approve one or more adjournments or postponements of the special meeting, if necessary, to solicit additional proxies if Mac-Gray has not obtained sufficient affirmative stockholder votes to adopt the merger agreement.

Q:
How does the Mac-Gray Board of Directors recommend that I vote on the proposals?

A:
The Mac-Gray Board of Directors (upon the unanimous recommendation of the Special Committee) unanimously approved the merger agreement and determined that the merger and the other transactions contemplated by the merger agreement are advisable and in the best interests of Mac-Gray and our stockholders and unanimously recommends that you vote "FOR" the proposal to adopt the merger agreement. You should read the section entitled "The Merger—Reasons for the Merger and Recommendation of our Board of Directors" beginning on page 42 of this proxy statement. The Mac-Gray Board of Directors also unanimously recommends that you vote "FOR" the proposal to approve, on an advisory (non-binding) basis, the "golden parachute" compensation payable or that could become payable to the named executive officers of Mac-Gray in connection with the merger the terms of the merger agreement and pursuant to pre-existing severance arrangements and "FOR" the adjournment proposal.

Q:
Why am I being asked to cast an advisory (non-binding) vote to approve the "golden parachute" compensation payable or that could become payable to certain Mac-Gray officers in connection with the merger pursuant to the terms of the merger agreement and pre-existing severance arrangements?

A:
The SEC, in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, adopted rules that require Mac-Gray to seek an advisory (non-binding) vote with respect to certain payments that may be made to Mac-Gray's named executive officers in connection with the merger.

Q:
What will happen if Mac-Gray shareholders do not approve the "golden parachute" compensation at the special meeting?

A:
Approval of the "golden parachute" compensation payable or that could become payable to Mac-Gray's named executive officers in connection with the merger pursuant to the terms of the merger agreement and pre-existing severance arrangements is not a condition to completion of the merger. The vote with respect to the "golden parachute" compensation is an advisory vote and will not be binding on Mac-Gray regardless of whether the merger agreement is approved. Therefore, regardless of whether stockholders approve the "golden parachute" compensation, if the merger is approved by the stockholders and completed, the "golden parachute" compensation will still be paid to Mac-Gray's named executive officers to the extent payable in accordance with the terms of the merger agreement and pre-existing compensation arrangements.

Q:
What vote of Mac-Gray stockholders is required to adopt the proposal regarding "golden parachute" compensation and the proposal to adjourn the special meeting, if necessary?

A:
A majority of the votes properly cast will be required to approve the advisory (non-binding) vote on the "golden parachute" compensation payable or that could become payable to the named executive officers of Mac-Gray in connection with the merger and the adjournment, if necessary, of the special meeting to solicit additional proxies in favor of the approval and adoption of the merger agreement. Because the "golden parachute" compensation proposal is advisory, it will not be binding upon the Mac-Gray Board of Directors regardless of whether the merger agreement is approved. Failure to vote, in person or by proxy, will have no effect on the approval of the "golden parachute" compensation or any adjournment proposal.

Q:
Who is entitled to attend and vote at the special meeting?

A:
The record date for the special meeting is November 27, 2013. If you own shares of Mac-Gray common stock as of the close of business on the record date, you are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement of the special meeting. As of the record date, there were approximately 14,758,306 shares of Mac-Gray common stock issued and outstanding held collectively by approximately 104 stockholders of record.

Q:
How many votes are required to adopt the merger agreement?

A:
Under applicable law, we must receive the affirmative approval of the holders of a majority of the outstanding shares of Mac-Gray common stock entitled to vote at the special meeting in order to complete the merger. In connection with the execution of the merger agreement, certain stockholders of Mac-Gray entered into voting agreements agreeing to vote in favor of the adoption of the merger agreement. As of November 27, 2013, the record date for the special meeting, these stockholders collectively owned approximately 15% of the Mac-Gray common stock entitled to vote at the special meeting. If the merger agreement is terminated in accordance with its terms, these voting agreements will also terminate.

Q:
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the special meeting, who will separately count "FOR" and "AGAINST" votes and abstentions. The adoption of the merger agreement requires the affirmative vote of a majority of the outstanding shares of Mac-Gray common stock entitled to vote at the special meeting. If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote against the proposal to adopt the merger agreement.

Q:
What do I need to do now?

A:
After carefully reading and considering the information contained in this proxy statement, including the annexes and the other documents referred to in this proxy statement, please vote your shares as described below. You have one vote for each share of Mac-Gray common stock you own as of the record date.

Q:
How do I vote if I am a stockholder of record?

A:
You may vote:

•
by telephone by following the voting instructions printed on your proxy card;

•
by Internet by following the voting instructions printed on your proxy card;

•
by completing, signing and dating each proxy card you receive and returning it in the enclosed postage paid envelope; or

•
in person by appearing and casting your vote at the special meeting.

  If you are voting by telephone or via the Internet, your voting instructions must be received by the date and time indicated on the applicable proxy card(s).

  Voting via the Internet, by telephone or by mailing in your proxy card will not prevent you from voting in person at the special meeting. You are encouraged to submit a proxy by mail, via the Internet or by telephone even if you plan to attend the special meeting in person, to ensure that your shares of Mac-Gray common stock are present in person or represented at the special meeting.

  If you return a properly signed and dated proxy card but do not mark the box showing how you wish to vote, your shares will be voted "FOR" the proposal to adopt the merger agreement, "FOR" the proposal to approve, on an advisory (non-binding) basis, the "golden parachute" compensation payable or that could become payable to the named executive officers of Mac-Gray in connection with the merger pursuant to the terms of the merger agreement and pre-existing severance arrangements and "FOR" the proposal to adjourn the special meeting. With respect to any other matter that properly comes before the special meeting, shares present in person or represented by all proxies received by Mac-Gray will be voted with respect to such matter in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

Q:
How do I vote if my shares are held by my brokerage firm, bank, trust or other nominee?

A:
If your shares are held in a brokerage account or by another nominee, such as a bank or trust, then the brokerage firm, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you still are considered to be the beneficial owner of those shares, with your shares being held in "street name." "Street name" holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank, trust or other nominee how to vote their shares. Your brokerage firm, bank, trust or other nominee will only be permitted to vote your shares for you at the special meeting if you instruct it how to vote. Therefore, it is important that you promptly follow the directions provided by your brokerage firm, bank, trust or other nominee regarding how to instruct them to vote your shares. If you wish to vote in person at the special meeting, you must bring a proxy from your brokerage firm, bank, trust or other nominee authorizing you to vote at the special meeting.

  In addition, because any shares you may hold in "street name" will be deemed to be held by a different stockholder than any shares you hold of record, shares held in "street name" will not be combined for voting purposes with shares you hold of record. To be sure your shares are voted, you should instruct your brokerage firm, bank, trust or other nominee to vote your shares. Shares held by a corporation or business entity must be voted by an authorized officer of the entity.

Q:
What does it mean if I receive more than one proxy card?

A:
If you receive more than one proxy card, it means that you hold shares that are registered in more than one account. For example, if you own your shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and you will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership. Therefore, to ensure that all of your shares are voted, you will need to sign and return each proxy card you receive or vote by telephone or via the Internet by using the different control number(s) on each proxy card.

Q:
May I change my vote after I have delivered my proxy?

A:
Yes. If you are the stockholder of record of Mac-Gray common stock, you have the right to change or revoke your proxy at any time before the vote being taken at the special meeting:

•
by delivering to Mac-Gray's corporate secretary a signed written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked;

•
by attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

•
by signing and delivering a new proxy relating to the same shares of Mac-Gray common stock and bearing a later date; or

•
by submitting another proxy by telephone or via the Internet by the date and time indicated on the applicable proxy card(s).

  The latest dated completed proxy will be the one which counts. Written notices of revocation and other communications with respect to the revocation of any proxies should be addressed to:

Mac-Gray Corporation
404 Wyman Street, Suite 400
Waltham, Massachusetts 02451
Attn: Corporate Secretary

  If you are a "street name" holder of Mac-Gray common stock, you should contact your brokerage firm, bank, trust or other nominee to obtain instructions as to how to change or revoke your proxy.

Q:
What are the material U.S. federal income tax consequences of the merger to me?

A:
The receipt of cash in exchange for shares of Mac-Gray common stock pursuant to the merger generally will be a taxable transaction for U.S. federal income tax purposes. Generally, you will recognize gain or loss equal to the difference between the amount of cash you receive and the adjusted tax basis of your shares of Mac-Gray common stock. If you are a U.S. holder (as defined in the section entitled "Material U.S. Federal Income Tax Considerations with Respect to the Merger"), you generally will be subject to U.S. federal income tax on any gain recognized in connection with the merger. If you are a non-U.S. holder, you generally will not be subject to U.S. federal income tax on any gain recognized in connection with the merger unless you have certain connections to the United States. However, the tax consequences of the merger to you will depend on your particular circumstances, and you should consult your own tax advisors to determine how the merger will affect you. For a more detailed summary of the tax consequences of the merger, see "Material U.S. Federal Income Tax Considerations with Respect to the Merger" beginning on page 82 of this proxy statement.

Q:
Am I entitled to appraisal rights?

A:
If the merger is completed, Mac-Gray stockholders who do not vote in favor of the adoption of the merger agreement will have the right to seek appraisal of the fair value of their shares of Mac-Gray common stock, as determined by the Delaware Court of Chancery, but only if they properly perfect appraisal rights under Delaware law, as described in the section entitled "Appraisal Rights" beginning on page 85 of this proxy statement. A copy of the full text of Section 262 of the DGCL is included as Annex C to this proxy statement. Failure to strictly comply with the procedures set forth in Section 262 of the DGCL will result in the loss of appraisal rights.

Q:
Should I send in my stock certificates now?

A:
No. After the merger is completed, you will be sent a letter of transmittal with detailed written instructions for exchanging your shares of Mac-Gray common stock for the merger consideration. If your shares are held in "street name" by your brokerage firm, bank, trust or other nominee, you will receive instructions from your brokerage firm, bank, trust or other nominee as to how to effect the surrender of your "street name" shares in exchange for the merger consideration. PLEASE DO NOT SEND IN YOUR STOCK CERTIFICATES NOW.

Q:
What happens if I sell my shares of Mac-Gray common stock before the special meeting?

A:
The record date for stockholders entitled to vote at the special meeting is earlier than the date of the special meeting and the expected closing date of the merger. If you transfer your shares of Mac-Gray common stock after the record date but before the special meeting, you will, unless special arrangements are made, retain your right to vote at the special meeting but will transfer the right to receive the merger consideration to the person to whom you transfer your shares.

  In addition, if you sell your shares prior to the special meeting or prior to the effective time of the merger, you will not be eligible to exercise your appraisal rights in respect of the merger. For a more detailed discussion of your appraisal rights and the requirements for perfecting your appraisal rights, see "Appraisal Rights" beginning on page 85 and Annex C of this proxy statement.

Q:
What happens if the merger is not completed for any reason?

A:
If the merger is not completed for any reason, Mac-Gray stockholders will not receive any payment for their shares in connection with the merger. Instead, we will remain a stand-alone public company, and Mac-Gray common stock will continue to be listed and traded on the New York Stock Exchange. Under specified circumstances, we may be required to pay to Parent the Mac-Gray termination fee associated with the transaction, as described below under "The Merger Agreement—Termination Fees and Expenses" beginning on page 79 of this proxy statement.

Q:
Who can answer further questions?

A:
For additional questions about the merger, assistance in submitting proxies or voting shares of Mac-Gray common stock, or to request additional copies of the proxy statement or the enclosed proxy card, please contact our proxy solicitor at:

105 Madison Avenue
New York, NY 10016
proxy@mackenziepartners.com
(212) 929-5500 (Call Collect)
or
TOLL FREE 1-800-322-2885

  If your brokerage firm, bank, trust or other nominee holds your shares in "street name," you should also call your brokerage firm, bank, trust or other nominee for additional information.

 THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

        This proxy statement is being furnished to Mac-Gray stockholders as part of the solicitation of proxies by the Mac-Gray Board of Directors for use at the special meeting to be held on Wednesday, January 8, 2014, 10:00 a.m. local time, at the Goodwin Procter LLP Conference Center, Second Floor, Exchange Place, 53 State Street, Boston, Massachusetts 02109 or at any adjournment or postponement of the special meeting. The purpose of the special meeting is for Mac-Gray stockholders to consider and vote on the following:

  1.
  a proposal to adopt the merger agreement;

  2.
  an advisory (non-binding) proposal to approve the "golden parachute" compensation payable or that could become payable to the named executive officers of Mac-Gray in connection with the merger pursuant to the terms of the merger agreement and pre-existing severance arrangements;

  3.
  a proposal to approve one or more adjournments or postponements of the special meeting, if necessary, to solicit additional proxies if Mac-Gray has not obtained sufficient affirmative stockholder votes to adopt the merger agreement; and

  4.
  such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

        Mac-Gray stockholders must adopt the merger agreement in order for the merger to occur. A copy of the merger agreement is attached to this proxy statement as Annex A. You are urged to read the merger agreement carefully and in its entirety.

Record Date and Quorum

        Our Board of Directors has fixed the close of business on November 27, 2013 as the record date for the special meeting, and only holders of record of Mac-Gray common stock on the record date are entitled to vote at the special meeting. As of November 27, 2013, there were 14,758,306 shares of Mac-Gray common stock outstanding and entitled to vote. Each share of Mac-Gray common stock entitles its holder to one vote on all matters properly coming before the special meeting.

        A majority of the shares of Mac-Gray common stock issued, outstanding and entitled to vote at the special meeting, present in person or represented by proxy, constitutes a quorum for the purpose of considering the proposals. Shares of Mac-Gray common stock held by stockholders present in person or represented at the special meeting but not voted, including shares of Mac-Gray common stock for which proxies have been received but for which stockholders have abstained, will be treated as present at the special meeting for purposes of determining the presence or absence of a quorum for the transaction of all business. If there is not a quorum at the special meeting, the presiding officer may adjourn the special meeting. See "Postponement and Adjournments" below.

Vote Required for Approval

        You may vote "FOR" or "AGAINST," or you may "ABSTAIN" from voting on, each proposal to be considered and voted on at the special meeting.

        Consummation of the merger requires the adoption of the merger agreement by the affirmative vote of the holders of a majority of the outstanding shares of Mac-Gray common stock entitled to vote at the special meeting. Therefore, if you abstain or fail to vote on the proposal to adopt the merger agreement, or if you fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote against the adoption of the merger agreement.

        The approval of the "golden parachute" compensation payable or that could become payable to the named executive officers of Mac-Gray in connection with the merger pursuant to the terms of the merger agreement and pre-existing severance arrangements and the approval of the proposal to adjourn or postpone the special meeting, if necessary, to solicit additional proxies if Mac-Gray has not obtained sufficient affirmative stockholder votes to adopt the merger agreement, requires a majority of the votes properly cast. If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the proposal to approve, on an advisory (non-binding) basis, the "golden parachute" compensation payable or that could become payable to the named executive officers of Mac-Gray in connection with the merger pursuant to the terms of the merger agreement and pre-existing severance arrangements or the proposal to adjourn the special meeting.

        In connection with the execution of the merger agreement, certain stockholders of Mac-Gray entered into voting agreements agreeing, among other things, to vote in favor of the adoption of the merger agreement. As of November 27, 2013, the record date for the special meeting, these executive officers and stockholders collectively owned approximately 15% of the Mac-Gray common stock entitled to vote at the special meeting.

Voting and Proxies

        Holders of record of Mac-Gray common stock may vote their shares by attending the special meeting and voting their shares of Mac-Gray common stock in person. Alternatively, you may vote your shares in one of the following three ways, whether or not you plan to attend the special meeting:

  •
  by telephone by using the voting instructions printed on your proxy card;

  •
  by Internet by using the voting instructions printed on your proxy card; or

  •
  by completing, signing and dating each proxy card you receive and returning it in the enclosed postage prepaid envelope.

        Voting via the Internet, by telephone or by mailing in your proxy card will not prevent you from voting in person at the special meeting. You are encouraged to submit a proxy via the Internet, by telephone or by mail, even if you plan to attend the special meeting, to ensure that your shares of Mac-Gray common stock are represented at the special meeting.

        All shares of Mac-Gray common stock represented by properly signed and dated proxies received in time for the special meeting will be voted at the special meeting in the manner specified by the holder. If you return a properly signed and dated proxy card but do not mark the box showing how you wish to vote, your shares will be voted "FOR" the proposal to adopt the merger agreement, "FOR" the proposal to approve, on an advisory (non-binding) basis, the "golden parachute" compensation payable or that could become payable to the named executive officers of Mac-Gray in connection with the merger pursuant to the terms of the merger agreement and pre-existing severance arrangements and, if necessary, "FOR" the approval of the proposal to adjourn the special meeting. With respect to any other matter that properly comes before the special meeting, shares present in person or represented by all proxies received by Mac-Gray will be voted with respect to such matter in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

        If your shares of Mac-Gray common stock are held in "street name," you will receive instructions from your brokerage firm, bank, trust or other nominee that you must follow in order to have your shares voted. If you have not received such voting instructions or require further information regarding such voting instructions, contact your brokerage firm, bank, trust or other nominee, as the case may be. Brokers who hold shares of Mac-Gray common stock in "street name" for a beneficial owner of those shares typically have the authority to vote in their discretion on "routine" proposals when they have not received instructions from the beneficial owner. However, brokers are not allowed to exercise their voting discretion with respect to the approval of matters that are "non-routine," such as adoption of the merger agreement, without specific instructions from the beneficial owner. Broker non-votes are shares held by a broker or other nominee that are present in person or represented at the meeting, but with respect to which the broker or other nominee is not instructed by the beneficial owner of such shares to vote on the particular proposal and the broker does not have discretionary voting power on such proposal. Because all proposals for the special meeting are non-routine and non-discretionary, Mac-Gray anticipates that there will not be any broker non-votes in connection with any proposal. If your broker or other nominee holds your shares of Mac-Gray common stock in "street name," your broker or other nominee will vote your shares only if you provide instructions on how to vote. Please follow the directions on the voting instruction form sent to you by your broker or other nominee with this proxy statement.

Revocation of Proxies

        Proxies received by Mac-Gray at any time before the vote being taken at the special meeting, which have not been revoked or superseded before being voted, will be voted at the special meeting. If you are a stockholder of record of shares of Mac-Gray common stock, you have the right to change or revoke your proxy at any time, unless noted below, before the vote is taken at the special meeting by any of the following actions:

  •
  delivering to Mac-Gray's corporate secretary a signed written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked;

  •
  attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

  •
  signing and delivering a new proxy, relating to the same shares of Mac-Gray common stock and bearing a date later than the date of the earlier proxy; or

  •
  submitting another proxy by Internet or telephone by the date and time indicated on the applicable proxy card(s).

        The latest dated completed proxy will be the one which counts. Written notices of revocation and other communications with respect to the revocation of any proxies should be addressed to:

Mac-Gray Corporation
404 Wyman Street, Suite 400
Waltham, Massachusetts 02451
Attn: Corporate Secretary

        If you are a "street name" holder of Mac-Gray common stock, you may change your vote by submitting new voting instructions to your brokerage firm, bank, trust or other nominee. You must contact your nominee to obtain instructions as to how to change or revoke your proxy.

Postponement and Adjournments

        Mac-Gray is submitting a proposal for consideration at the special meeting to authorize the named proxies to approve one or more adjournments or postponements of the special meeting if there are not sufficient votes to adopt and approve the merger agreement at the time of the special meeting. Even though a quorum may be present at the special meeting, it is possible that we may not have received sufficient votes to adopt and approve the merger agreement by the time of the special meeting. In that event, we would expect to determine to adjourn or postpone the special meeting in order to solicit additional proxies. The adjournment proposal relates only to an adjournment of the special meeting for purposes of soliciting additional proxies to obtain the requisite stockholder approval to adopt and approve the merger agreement. Any other adjournment of the special meeting (e.g., an adjournment required because of the absence of a quorum) would be voted upon pursuant to the discretionary authority granted by the proxy.

        The approval of a proposal to adjourn the special meeting would require a majority of the votes properly cast. The failure to vote shares of Mac-Gray common stock for this proposal would have no effect on the approval of the adjournment proposal.

        The Mac-Gray Board of Directors recommends that you vote "FOR" the adjournment proposal so that proxies may be used for that purpose, should it become necessary. Properly executed proxies will be voted "FOR" the adjournment proposal, unless otherwise noted on the proxies. If the special meeting is adjourned or postponed, we are not required to give notice of the time and place of the adjourned meeting unless our board fixes a new record date for the special meeting.

Solicitation of Proxies

        This proxy solicitation is being made and paid for by Mac-Gray on behalf of our Board or Directors. In addition, we expect to retain MacKenzie Partners, Inc. to assist in the solicitation for a fee of approximately $15,000, plus reimbursement of reasonable out-of-pocket expenses and indemnification against certain losses, costs and expenses. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by personal interview, e-mail, telephone, facsimile or other means of communication. Our directors, officers and employees will not receive any additional compensation for their services, but we will reimburse them for their out-of-pocket expenses. We will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable expenses in forwarding copies of this proxy statement to the beneficial owners of shares of Mac-Gray common stock and in obtaining voting instructions from those owners. Mac-Gray will pay all expenses of filing, printing and mailing this proxy statement.

Stockholder List

        A list of Mac-Gray stockholders entitled to vote at the special meeting will be available for inspection at our principal executive offices located at 404 Wyman Street, Suite 400, Waltham, Massachusetts 02451 at least ten days prior to the date of the special meeting and continuing through the special meeting for any purpose germane to the meeting. The list will also be available at the special meeting for inspection by any stockholder present at the special meeting.

Questions and Additional Information

        If you have questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our proxy solicitor at:

105 Madison Avenue
New York, NY 10016
proxy@mackenziepartners.com
(212) 929-5500 (Call Collect)
or
TOLL FREE 1-800-322-2885

PROPOSALS SUBMITTED TO MAC-GRAY STOCKHOLDERS

The Merger Agreement Proposal

(Item 1 on the Proxy Card)

        Mac-Gray is asking its stockholders to adopt the merger agreement that Mac-Gray has entered into with the Buyer Entities and Merger Subsidiary.

        For a summary and detailed information regarding this proposal, see the information about the merger agreement and the merger throughout this proxy statement, including the information set forth in the sections entitled "The Merger" beginning on page 27 of this proxy statement and "The Merger Agreement" beginning on page 60 of this proxy statement. A copy of the merger agreement is attached to this proxy statement as Annex A. You are urged to read the merger agreement carefully and in its entirety

        Under applicable law, we cannot complete the merger without the vote of a majority of the outstanding shares of Mac-Gray common stock entitled to vote at the special meeting voting in favor of the proposal to adopt the merger agreement. If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote against the proposal to adopt the merger agreement.

        The Mac-Gray Board of Directors formed a special committee of six disinterested and independent directors, which we refer to in this proxy statement as the Special Committee, to, among other things, review and evaluate the merger agreement proposal, consider and evaluate alternatives available to Mac-Gray and alleviate any potential conflicts of interest. The Mac-Gray Board of Directors, upon the unanimous recommendation of the Special Committee, unanimously determined that the merger and the merger agreement are advisable and in the best interests of Mac-Gray and its stockholders, approved the merger agreement and recommends that Mac-Gray stockholders adopt the merger agreement. Accordingly, the Mac-Gray Board of Directors unanimously recommends that holders of Mac-Gray common stock vote "FOR" the proposal to adopt the merger agreement. See "The Merger—Reasons for the Merger and Recommendation of our Board of Directors" beginning on page 42 of this proxy statement.

The "Golden Parachute" Proposal

(Item 2 on the Proxy Card)

        Section 951 of the Dodd-Frank Act and Rule 14a-21(c) under the Exchange Act require that Mac-Gray seek a non-binding advisory vote from its stockholders to approve certain "golden parachute" compensation that is payable or could become payable to its "named executive officers" in connection with the merger.

        Mac-Gray is presenting this proposal, which gives Mac-Gray stockholders the opportunity to express their views on such "golden parachute" compensation by voting for or against the following resolution:

    "RESOLVED, that the stockholders approve, on a non-binding advisory basis, the agreements for and compensation payable or that could become payable to Mac-Gray's named executive officers in connection with the merger pursuant to the terms of the merger agreement and pre-existing severance arrangements, as disclosed in the section of the proxy statement for the merger captioned "The Merger—Interests of Mac Gray's Directors and Executive Officers in the Merger—Golden Parachute Compensation for Mac-Gray Named Executive Officers."

        The advisory vote on the compensation payable or that could become payable to Mac-Gray named executive officers in connection with the merger will be approved if it receives a majority of the votes properly cast. Approval of this proposal is not a condition to completion of the merger, and the vote with respect to this proposal is advisory only and will not be binding on Mac-Gray. Therefore, regardless of whether stockholders vote to approve the "golden parachute" compensation, if the merger is approved by the Mac-Gray stockholders and completed, the "golden parachute" compensation will still be paid to the Mac-Gray named executive officers to the extent payable in accordance with the terms of such compensation arrangements.

        Information required by Item 402(t) of Regulation S-K promulgated under the Securities Act regarding the compensation of our named executive officers that is based on or otherwise relates to the merger is included on page 56 of this proxy statement, under the heading "The Merger—Interests of Mac-Gray's Directors and Executive Officers in the Merger—Golden Parachute Compensation for Mac-Gray Named Executive Officers."

        The Mac-Gray Board of Directors unanimously recommends that holders of Mac-Gray common stock vote "FOR" the proposal to approve, on an advisory (non-binding) basis, the "golden parachute" compensation payable or that could become payable to the named executive officers of Mac-Gray in connection with the merger pursuant to the terms of the merger agreement and pre-existing severance arrangements.

 The Adjournment Proposal

(Item 3 on the Proxy Card)

        Mac-Gray is asking its stockholders to approve a proposal for one or more adjournments or postponements of the special meeting, if necessary, to solicit additional proxies if Mac-Gray has not obtained sufficient affirmative stockholder votes to adopt the merger agreement. If the Mac-Gray stockholders approve the adjournment proposal, Mac-Gray could adjourn or postpone the special meeting, and any adjourned session of the special meeting, and use the additional time to solicit additional proxies.

        If, at the special meeting, the number of shares of Mac-Gray common stock present in person or by proxy and voting in favor of the proposal to adopt the merger agreement is not sufficient to approve that proposal, Mac-Gray may move to adjourn the special meeting in order to enable the Mac-Gray Board of Directors to solicit additional proxies for the adoption of the merger agreement. In that event, Mac-Gray will ask its stockholders to vote only upon the adjournment proposal, and not the merger agreement proposal. The approval of the adjournment proposal requires a majority of the votes properly cast. If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the proposal to adjourn the special meeting.

        The adjournment proposal relates only to an adjournment of the special meeting occurring for purposes of soliciting additional proxies for approval of the merger agreement proposal in the event that there are insufficient votes to approve that proposal. Mac-Gray retains full authority to the extent set forth in its bylaws and Delaware law (subject to the terms of the merger agreement) to adjourn the special meeting for any other purpose, or to postpone the special meeting before it is convened, without the consent of any Mac-Gray stockholders.

        The Mac-Gray Board of Directors unanimously recommends that holders of Mac-Gray common stock vote "FOR" the adjournment proposal, if necessary.

 THE COMPANIES

        Mac-Gray Corporation is the second largest laundry facilities management contractor in the United States. Through our portfolio of card- and coin-operated laundry equipment located in laundry facilities across the country, we provide laundry convenience to residents of multi-unit housing such as apartment buildings, condominiums, colleges and university residence halls, public housing complexes, and hotels and motels. Based on our ongoing survey of colleges and universities, we believe that we are the largest provider of such services to the college and university market in the United States.

Mac-Gray Corporation
404 Wyman Street, Suite 400
Waltham, Massachusetts 02451
(781) 487-7600

        CSC ServiceWorks, Inc., with over one million machines in service, is the leading provider of multi-family housing and commercial laundry solutions as well as the industry leader in air vending services at convenience stores and gas stations. CSC's family of businesses includes: Coinmach Corp., ASI Campus Laundry Solutions, SDI Laundry Solutions, Sparkle Solutions Corp., Appliance Warehouse of America, AIR-serv, AirValet and Super Laundry. CSC has a workforce of over 2,250 dedicated professionals throughout the United States, Canada and Europe.

        CSC ServiceWorks, Inc.
303 Sunnyside Boulevard #70
Plainview, New York 11803
(516) 349-8555

        CSC ServiceWorks Holdings, Inc. is a Delaware corporation and the sole stockholder of CSC.

        CSC ServiceWorks Holdings, Inc.
303 Sunnyside Boulevard #70
Plainview, New York 11803
(516) 349-8555

        Spin Holdco Inc. is a Delaware corporation and a wholly-owned subsidiary of CSC.

        Spin Holdco Inc.
303 Sunnyside Boulevard #70
Plainview, New York 11803
(516) 349-8555

        CSC Fenway, Inc. is a Delaware corporation and a wholly-owned subsidiary of Parent.

        CSC Fenway, Inc.
303 Sunnyside Boulevard #70
Plainview, New York 11803
(516) 349-8555

 THE MERGER

Background of the Merger

  Background of the Merger.

        The Mac-Gray Board of Directors, whom we sometimes to refer to as the Board, and Mac-Gray's management have continually engaged in a review of Mac-Gray's business plans and other strategic alternatives as part of their ongoing activities. This process has included evaluating prospects and options pertaining to Mac-Gray's business, the markets in which it competes, organic initiatives, and possible strategic transactions, such as mergers, acquisitions and dispositions, in each case with a view towards enhancing value for Mac-Gray's stockholders.

        Certain potential strategic transactions have been discussed from time to time between Mac-Gray and CSC and other participants in the laundry facilities management industry, including discussions between Mac-Gray and CSC in the winter of 2011 and into 2012 regarding the possible acquisition of CSC by Mac-Gray. In connection with Mac-Gray's consideration of a possible acquisition of CSC, which we refer to as the 2011-2012 Discussions, Mac-Gray engaged BofA Merrill Lynch on October 23, 2012. During the fall and winter of 2012, CSC engaged in a sale process and, ultimately, CSC was purchased by Pamplona in May 2013.

        As part of its ongoing review of strategic alternatives, at an in-person meeting of the Board on April 5, 2013, the Board discussed the sale of CSC to Pamplona as well as industry-wide merger and acquisition activity and dynamics, and authorized Mac-Gray management to work with BofA Merrill Lynch to explore transactional opportunities that might be available to Mac-Gray, including opportunities with another strategic party, whom we refer to as Party A, in the laundry facilities management industry. The Board also determined to further consider Mac-Gray's strategic alternatives at its meeting scheduled for May 9, 2013.

        On April 8, 2013, representatives of BofA Merrill Lynch, as instructed by the Board, telephoned a representative of Party A to discuss generally a possible business combination between Party A and Mac-Gray. During this call, the representative of Party A indicated that Party A might consider a business combination with Mac-Gray.

        On May 9, 2013, the Mac-Gray Board of Directors held a regularly scheduled in-person meeting. By invitation of the Board, Stewart G. MacDonald, Jr., our chief executive officer, Michael J. Shea, our executive vice president and chief financial officer, Neil MacLellan and Phil Emma, executive vice presidents at Mac-Gray, Linda Serafini, our vice president, general counsel and secretary, and representatives from BofA Merrill Lynch and Goodwin Procter LLP, outside legal counsel to Mac-Gray, were also in attendance for all or portions of the meeting. At this meeting, BofA Merrill Lynch discussed CSC's sale process and the acquisition environment generally and provided an overview of strategic alternatives for Mac-Gray, including the continued pursuit of Mac-Gray's existing business plan, a significant stock repurchase program, acquisition opportunities and the possibility of a sale process. With respect to a potential sale process, BofA Merrill Lynch discussed the then-current merger and acquisition environment and Mac-Gray's potential attractiveness as an acquisition target, including a general overview of potential valuation parameters. BofA Merrill Lynch also reported on its conversation with the representative of Party A, who had expressed interest in pursuing a possible business combination with Mac-Gray. Management and BofA Merrill Lynch also reviewed with the Board potential opportunities if Mac-Gray were to remain independent, including the ability to improve profitability and EBITDA margins by increasing scale and density through organic growth and/or strategic acquisitions as well as the ability to increase revenue through vend increases and the conversion from coin-operated technology to card-based technology. In considering these alternatives, the Board considered the risks associated with executing and achieving Mac-Gray's short and long-term business and financial objectives, including Mac-Gray's ability to identify, acquire and successfully integrate laundry facilities management businesses, establish new and/or renew existing laundry facility management leases and penetrate markets historically dominated by smaller local and regional operators, the impact of general economic and market trends on Mac-Gray's sales and the general risks of market conditions that could reduce Mac-Gray's stock price.

        After a review of these opportunities and risks, the Board engaged in a general discussion concerning whether it might be advisable to approach and discuss a potential sale transaction with third parties at this time as a means by which to deliver value to the stockholders of Mac-Gray. The Board discussed the potential risks and benefits of commencing a process in which parties would be invited to review confidential information and submit indications of interest with respect to a potential business combination involving Mac-Gray. In particular, the Board discussed the potential disruptions to Mac-Gray's business, the risk of leaks that might arise from approaching potential acquirors within the industry and the impact on Mac-Gray's business that could result from any such leaks, including the potential loss of customers, suppliers and employees resulting from uncertainty over the future of Mac-Gray. The Board also discussed the potential need to disclose during such process sensitive, proprietary and confidential information to competitors and potential competitors.

        After BofA Merrill Lynch and management left the meeting, a representative of Goodwin Procter provided an overview of the Board's fiduciary duties and the Board discussed engaging a financial advisor to assist the Board in considering strategic alternatives, including a sale process. To assist in the administration of the strategic alternatives review, the Board formed a transaction committee at this meeting, which we refer to as the Transaction Committee, and appointed Thomas Bullock and Paul Daoust, both independent directors, to serve as its members. Mr. Daoust was appointed because of his knowledge of and experience with mergers and acquisitions, including as president, chief executive officer and board member of Salary.com when it was sold in 2010. Mr. Bullock was appointed because of his knowledge of Mac-Gray and our business, given his tenure on the Board (since November 2000) and his chairmanship role. Further, both Mr. Daoust and Mr. Bullock indicated that they would be able to commit sufficient time to undertake the responsibilities associated with membership on the Transaction Committee. The Transaction Committee was charged with recommending to the Board the selection and engagement of a financial advisor to assist the Board in seeking and considering strategic alternatives, including but not limited to a merger, consolidation, business combination, recapitalization, restructuring, going-private or other strategic transaction or alternative that might be available to Mac-Gray in lieu of pursuing any of the foregoing. The Board also delegated to the Transaction Committee authority to take any administrative actions in connection with the Board's exploration of strategic alternatives. The Board concluded that it would discuss the review of strategic alternatives, including engaging in a potential sale process, at its next meeting so that the Board would have additional time to consider the risks and benefits of the various alternatives discussed.

        On May 10, 2013, the Transaction Committee and representatives of Goodwin Procter held a meeting by telephone conference call. The Transaction Committee discussed the process for hiring a financial advisor for a review of strategic alternatives and determined to invite three nationally recognized investment banks to submit proposals. The members of the Transaction Committee also discussed what role, if any, members of Mac-Gray management should have in connection with the Board's consideration of strategic alternatives. In this regard, the Transaction Committee considered the fact that, in view of the significant stock ownership of Mr. MacDonald and his family, coupled with the possibility that the strategic alternatives process might result in third parties who would be interested in partnering with Mr. MacDonald (either through continued employment and/or contribution of some or all of his existing equity, a so-called equity "rollover"), Mr. MacDonald could have interests that would not be aligned with other Mac-Gray stockholders. As such, the Transaction Committee determined to recommend to the Board at an upcoming meeting that, as a general matter, Mr. MacDonald should not be permitted to participate in the Board's evaluation of strategic alternatives or any negotiations with any interested parties in a sale process. The Transaction Committee noted, however, that Mr. MacDonald would be invited to provide perspectives to the Board on Mac-Gray's operations and business on an as-requested basis.

        On May 14, 2013, the Transaction Committee and representatives of Goodwin Procter held a meeting by telephone conference call. The Transaction Committee discussed further the process for hiring a financial advisor for a review of strategic alternatives. Given that BofA Merrill Lynch was one of the investment banks to be invited to submit a proposal and that the CSC sale process had ended, the Transaction Committee determined to terminate BofA Merrill Lynch's engagement letter entered into for purposes of the 2011-2012 Discussions.

        On May 15, 2013, Mac-Gray sent a letter to BofA Merrill Lynch terminating their engagement in connection with the 2011-2012 Discussions.

        On May 22, 2013, the Mac-Gray Board of Directors held a regularly scheduled in-person meeting. By invitation of the Board, Mr. MacDonald, Mr. Shea, Mr. MacLellan, Mr. Emma, Ms. Serafini and representatives of Goodwin Procter were also present for all or portions of the meeting. At the request of the Board, at this meeting Mr. MacDonald provided an overview of Mac-Gray's acquisition strategy and recent acquisitions within the industry, and Mr. MacLellan reviewed Mac-Gray's recently completed acquisitions with the Board. Also at this meeting, in addition to routine and administrative matters and the approval of Mac-Gray's quarterly common stock dividend, the Board appointed Mr. Daoust as chairman of the Transaction Committee during an executive session that excluded all members of management.

        Later on May 22, 2013, representatives from BofA Merrill Lynch presented to the members of the Transaction Committee for purposes of a potential engagement in connection with the Board's current review of strategic alternatives and the possibility of undertaking a sale process.

        On May 29, 2013, each of the other two financial advisor candidates presented to the members of the Transaction Committee for purposes of a potential engagement in connection with the Board's current review of strategic alternatives and the possibility of undertaking a sale process.

        On May 30, 2013, the Board held an in-person meeting. By invitation of the Board, Mr. MacDonald, Mr. Shea, Ms. Serafini and representatives of Goodwin Procter were also present for all or portions of the meeting. During the meeting, the members of the Transaction Committee presented their assessment of the relative capabilities, strengths, and possible weaknesses of the three financial advisor candidates. Mr. Shea also provided his perspective of each financial advisor candidate's capabilities, strengths, and possible weaknesses. The Transaction Committee recommended to the Board that Mac-Gray engage BofA Merrill Lynch as Mac-Gray's financial advisor for the Board's exploration of strategic alternatives, including a potential sale process. The Transaction Committee's endorsement of BofA Merrill Lynch was based on, among other things, BofA Merrill Lynch's knowledge of Mac-Gray, the industry generally, the current environment for mergers and acquisitions and potential strategic acquirors, as well as BofA Merrill Lynch's proposed process and strategy for maximizing value to Mac-Gray's stockholders should the Board determine that a sale of the company would be in the best interests of stockholders. Representatives of Goodwin Procter reviewed with the Board the terms of proposed BofA Merrill Lynch engagement. Based on the recommendation of the Transaction Committee, the Board unanimously approved the engagement of BofA Merrill Lynch on the terms discussed at this meeting.

        Later on May 30, 2013, Mac-Gray held its annual stockholder meeting at which, among other actions, the Mac-Gray stockholders elected as directors Michael M. Rothenberg and James E. Hyman, candidates nominated by Mac-Gray's stockholder, Moab Partners, L.P. and certain of its affiliates, which we refer collectively to as Moab. Mac-Gray and Moab engaged in a proxy contest leading up to the annual meeting and Mr. Rothenberg and Mr. Hyman were elected in place of Mac-Gray's incumbent nominees, David W. Bryan and Mary Ann Tocio. Edward McCauley's term expired at the annual meeting, at which time the size of the Board was reduced to seven. Mr. Rothenberg is a co-founder and the General Partner of Moab and Mr. Hyman is president and chief executive officer of TestAmerica, Inc., the nation's largest provider of environmental testing services, a role he has held since 2011.

        On May 31, 2013, Mac-Gray entered into an engagement letter with BofA Merrill Lynch with respect to the Board's undertaking a review of strategic alternatives, including a potential sale process, and in which BofA Merrill Lynch agreed not to engage as a possible source of new acquisition financing for any potential buyers in connection with any such sale process without Mac-Gray's prior written consent.

        On June 12, 2013, Mr. Rothenberg and Mr. Hyman met individually with Mr. Bullock, Mr. Daoust, Ms. Serafini and representatives from Goodwin Procter as part of their orientation as new members of the Board. Each was provided with an overview of the status of the Board's review of strategic alternatives and a potential sale process. At the meeting with Mr. Rothenberg, the participants discussed that, to the extent Moab might have an interest in an equity rollover of all or a portion of Moab's shares of Mac-Gray common stock in connection with any sale transaction that might result from the Board's strategic alternatives process, Mr. Rothenberg would need to be excluded from the process from the outset. At the time of this meeting, Moab beneficially owned approximately 9% of Mac-Gray's outstanding common stock.

        On June 21, 2013, Party A submitted an unsolicited proposal to the Mac-Gray Board of Directors offering to purchase Mac-Gray for an all-cash purchase price of $17.00 to $19.00 per share, which we refer to as the Party A June 21 proposal.

        On June 24, 2013, the Mac-Gray Board of Directors held a regularly scheduled meeting. By invitation of the Board, certain members of management, including Mr. MacDonald, Mr. Shea, Mr. MacLellan, Mr. Emma, Ms. Serafini and Sheff Halsey, our chief marketing officer and an executive vice president, and representatives from Goodwin Procter were also present for some or all of the meeting. During this meeting, representatives of Goodwin Procter reviewed for the Board its fiduciary duties in the context of considering strategic alternatives that might be available to Mac-Gray, including a potential sale of the company. The Board also discussed, with input from the members of the Transaction Committee, whether it would be appropriate for each of Mr. MacDonald and Mr. Rothenberg to be excluded from the Board's consideration of strategic alternatives in view of the possibility that Mr. MacDonald and/or Moab could be asked to partner with a potential acquiror given their respective equity stakes in Mac-Gray. Following this discussion, the Board decided, and Mr. MacDonald and Mr. Rothenberg agreed, that it would be appropriate to exclude Mr. MacDonald and Mr. Rothenberg from the Board's evaluation of strategic alternatives and any negotiations with third parties that might take place. Mr. MacDonald excused himself after such discussion. In furtherance of the conclusion to exclude Mr. MacDonald and Mr. Rothenberg from the Board's evaluation of strategic alternatives, the Board then established the Special Committee, comprised of the six independent and disinterested members of the Board (namely, Mr. Bullock, Mr. Daoust, Mr. Hyman, William F. Meagher, Bruce A. Percelay and Alastair G. Robinson), to, among other things, explore strategic alternatives to enhance value to Mac-Gray's stockholders and to recommend to the Board the advisability of any such strategic alternative. In connection with this delegation of authority, the Special Committee was further authorized to (a) consider and evaluate all proposals that might be received by Mac-Gray in connection with a possible sale or other significant business transaction, through any form of transaction, including, without limitation, merger, stock purchase, asset purchase, recapitalization, reorganization, going-private transaction, consolidation, amalgamation or other transaction, (b) participate in and direct the negotiation of the material terms and conditions of any such transaction, (c) consider any alternatives to any such transaction, including without limitation, Mac-Gray's continuing to operate as an independent company and (d) recommend to the Board the advisability of entering into a definitive agreement with respect to any such transaction. Mr. Bullock was appointed chairman of the Special Committee. It was also determined that the Transaction Committee would function as a sub-committee of the Special Committee for the purpose of taking any administrative actions to discharge the duties and responsibilities of the Special Committee.

        Mr. Rothenberg was then excused and the Board meeting proceeded as a meeting of the Special Committee. By invitation of the Special Committee, Mr. Shea and Mr. Emma and representatives of BofA Merrill Lynch and Goodwin Procter were present for all or portions of the meeting. Mr. Shea and Mr. Emma presented Mac-Gray's five-year strategic business plan and projections, including the with acquisitions case and the without acquisitions case (see "—Projected Financial Information" below), which we refer to as the Projections. Following the management presentation, representatives of BofA Merrill Lynch discussed potential strategic alternatives and the structure and timing of a potential sale process. The Special Committee reviewed Mac-Gray's short and long-term business strategies and discussed the five-year strategic business plan, including Mac-Gray's ability to identify, acquire and successfully integrate laundry facilities management businesses, establish new and/or renew existing laundry facility management leases and penetrate markets historically dominated by smaller local and regional operators, the impact of general economic and market trends on Mac-Gray's sales and the general risks of market conditions that could reduce Mac-Gray's stock price. The Special Committee also discussed the risks involved if Mac-Gray did not execute on its strategic business plan, including the difficulties with increasing the Company's stock price without a significant or transformative transaction, such as a major acquisition or restructuring.

        The Special Committee, in follow up to the considerations introduced at the May 9th Board meeting, then further considered whether it might be advisable to approach and discuss a potential sale transaction with third parties, including Party A, at this time. The Special Committee discussed the potential risks and benefits of commencing a process in which parties would be invited to review confidential information and submit indications of interest with respect to a potential business combination involving Mac-Gray, focusing again on the potential disruptions to Mac-Gray's business, the risk of leaks that might arise from approaching potential acquirors within the industry and the resulting impact on Mac-Gray's business and the need to disclose during such process sensitive, proprietary and confidential information to competitors and potential competitors. The members of the Special Committee also discussed with BofA Merrill Lynch the likelihood that strategic parties, including CSC and Party A, should be able to pay a higher price for Mac-Gray because of the benefit of synergies, and noted their collective belief that Party A would likely increase the Party A June 21 proposal in light of such synergies if Party A were given the opportunity to conduct business and legal due diligence on a potential acquisition of Mac-Gray. The Special Committee then discussed the other strategic alternatives, including a significant share repurchase program and an extraordinary dividend, and determined that these options were not likely to maximize value for Mac-Gray's stockholders as compared to execution of Mac-Gray's strategic business plan or undertaking a sale of the company. In light of the factors discussed at this meeting, the Special Committee concluded that it would be in the best interests of stockholders to consider a potential sale of Mac-Gray and to review this alternative as compared to Mac-Gray's continuing as a stand-alone company and the risks and opportunities associated with execution of Mac-Gray's strategic business plan.

        The Special Committee, with the assistance of BofA Merrill Lynch and management, also discussed the general and specific universe of potential acquirors who might be contacted, including those parties the Special Committee believed had the strongest potential to have an interest in engaging in a strategic transaction with Mac-Gray. In its evaluation of potential likely acquirors, the Special Committee considered such parties' financial strength, their experience in acquiring companies in Mac-Gray's industry, such parties' perceived potential interest in Mac-Gray and potential synergies based on such parties' businesses and legal considerations. The Special Committee and BofA Merrill Lynch also discussed that although potential strategic buyers should be able to pay a higher purchase price because of synergies, it was important to solicit interest from financial buyers, including private equity firms, to maximize the competitive dynamics in the sale process. This perspective was based on the fact that many financial buyers had engaged in transactions with companies in industries similar to Mac-Gray and could be in a position to recognize value competitive with potential strategic buyers. Guided by the foregoing principles, the Special Committee determined to approach a total of

50 parties, including CSC and Pamplona, who together we refer to as CSC/Pamplona, and Party A, to solicit potential interest in a transaction with Mac-Gray, 15 of which were potential strategic buyers and 35 of which were potential financial buyers, including private equity firms.

        During the next several weeks, in accordance with the directives of the Special Committee, BofA Merrill Lynch contacted the strategic and financial parties identified at the June 24th Special Committee meeting. Over the next two months a total of 20 potential bidders, including two strategic bidders (Party A and CSC/Pamplona) and 18 financial bidders (including Party B and Party C), entered into confidentiality agreements with Mac-Gray on a form provided by Mac-Gray, the terms of which were individually negotiated with potential bidders, but did not vary materially from the form provided. The confidentiality agreements contained customary non-disclosure provisions and a customary standstill provision that either expired or permitted the potential bidder to make confidential proposals to Mac-Gray (a so-called "sunset" provision) upon announcement of a business combination between Mac-Gray and a third party, and, in some instances upon announcement of a change in control. Parties that had entered into confidentiality and standstill agreements with Mac-Gray were furnished an informational package for the purpose of providing potential bidders with data to formulate a preliminary indication of interest, which they were instructed to submit by July 23, 2013. Parties that had entered into confidentiality and standstill agreements with Mac-Gray were furnished an informational package for the purpose of providing potential bidders with data to formulate a preliminary indication of interest, which they were instructed to submit by July 23, 2013. The letter requested that the proposals address, among other things, valuation, sources and structures of financing, material conditions, including required approvals, and focus areas for due diligence.

        On June 28, 2013, the members of the Transaction Committee participated in a telephone conference call with representatives of BofA Merrill Lynch and Goodwin Procter. BofA Merrill Lynch summarized the contacts they had had with certain of the potential bidders. In particular, BofA Merrill Lynch reported that they had spoken with representatives of Party A, as instructed by the Special Committee, who had expressed the view that there would be considerable synergies if Party A were to acquire Mac-Gray and that Party A would be speaking with certain financing sources with respect to funding such a transaction. BofA Merrill Lynch also reported that they had spoken with representatives of Pamplona, as instructed by the Special Committee, who expressed interest in a transaction, including an acquisition of Mac-Gray by its portfolio company, CSC. Pamplona emphasized that business and legal due diligence would be minimal given its familiarity with Mac-Gray and the industry generally.

        Later on June 28, 2013, Party B, entered into a confidentiality and standstill agreement with Mac-Gray and was provided with an informational package for the purpose of providing Party B with data to formulate a preliminary indication of interest.

        On June 30, 2013, Party C entered into a confidentiality and standstill agreement with Mac-Gray and was provided with an informational package for the purpose of providing Party C with data to formulate a preliminary indication of interest.

        On July 3, 2013, Mr. Rothenberg called a representative of Goodwin Procter to indicate that he had spoken with representatives of Pamplona about Moab's desire to maintain the flexibility to consider a possible equity rollover if Pamplona were to participate in a business combination with Mac-Gray. Mr. Rothenberg also informed Goodwin Procter that Pamplona would be requesting that any confidentiality agreement CSC/Pamplona execute with Mac-Gray permit CSC and Pamplona to discuss their bid and evaluation material with Moab, with Moab agreeing to exclusively engage with CSC/Pamplona.

        On July 6, 2013, the Special Committee held a telephonic meeting for the purpose of receiving an update on the ongoing sale process. By invitation of the Special Committee, representatives from BofA Merrill Lynch and Goodwin Procter were also present throughout the meeting. The Special Committee discussed whether Moab should be permitted to partner exclusively with CSC/Pamplona. Because the objective of the sale process was to maximize value for Mac-Gray's stockholders, the Special Committee decided to deny the exclusivity request at this stage of the process so that the potential equity rollover of Moab's shares could be available as a source of capital for other potential bidders. The Special Committee instructed BofA Merrill Lynch and Goodwin Procter to communicate to CSC/Pamplona and Mr. Rothenberg, respectively, that it was premature for Mac-Gray to permit Moab to engage in equity rollover discussions with any party, including CSC/Pamplona, but that such discussions would be permitted at a later stage of the sale process.

        On July 11, 2013, CSC/Pamplona entered into a confidentiality and standstill agreement with Mac-Gray and were provided with an informational package for the purpose of providing CSC/Pamplona with data to formulate a preliminary indication of interest.

        Between July 11, 2013 and July 23, 2013, Party B, Party C and CSC/Pamplona engaged in a preliminary review of Mac-Gray and the potential acquisition opportunity. Also during this time, outside counsel to Party A and representatives of Goodwin Procter negotiated the terms of a confidentiality and standstill agreement, but did not come to agreement on the terms of the customer and employee non-solicitation provisions.

        On July 23, 2013, CSC/Pamplona submitted a preliminary indication of interest at an all-cash purchase price of $18.50 per share.

        On July 24, 2013, Party B submitted a preliminary indication of interest at an all-cash purchase price of $17.00 to $18.00 per share. Also on July 24, 2013, representatives from Party C called BofA Merrill Lynch and presented an oral preliminary indication of interest at an all-cash purchase price of $15.00 to $17.00 per share.

        On July 25, 2013, the Board held a regularly scheduled in-person meeting. By invitation of the Board, Mr. Shea and representatives from BofA Merrill Lynch and Goodwin Procter were also present for all or portions of this meeting. Prior to the start of the meeting, because the Board expected to discuss matters related to the sale process, and in light of Moab's continuing interest in a potential equity rollover in any sale transaction, Mr. Rothenberg recused himself from the meeting and the meeting proceeded as a meeting of the Special Committee. At this meeting, representatives of BofA Merrill Lynch reviewed the preliminary indications of interest received from Party B, Party C and CSC/Pamplona as well as the Party A June 21 proposal, in each case from a financial point of view. The Board reviewed management's five-year strategic business plan and Projections. During this meeting, representatives of Goodwin Procter reviewed for the Special Committee its fiduciary duties in the context of considering a potential sale. The Special Committee then discussed the potential conflict of interest arising from Moab's continuing desire to consider an equity rollover and decided that Mr. Rothenberg should be asked to recuse himself from participating in Board meetings for the duration of the sale process so he would not be privy to confidential information about Mac-Gray and our business.

        The Special Committee discussed that the preliminary indications of interest were lower than expected and suggested that additional due diligence, including with regard to the potential synergies, should result in improved offers by the strategic parties. The Special Committee then discussed the highly competitive nature of Mac-Gray's industry and expressed concern over permitting access to and the potential misuse of sensitive and competitive information, including customer terms and locations, especially by strategic bidders. Accordingly, the Special Committee concluded that it would be advisable to stage the disclosure of such information to each of the bidders to the extent that a bidder's indication of interest and other actions demonstrated its seriousness in acquiring Mac-Gray on terms viewed favorably by the Special Committee. Based on this discussion, BofA Merrill Lynch discussed with the Special Committee a proposed process for the second stage of the on-going sale process. As part of this review, BofA Merrill Lynch recommended that management meetings be arranged between members of Mac-Gray management (other than Mr. MacDonald) and each of Party A (if Party A agreed to enter into a confidentiality agreement), Party B, Party C and CSC/Pamplona to provide these parties with access to high level information concerning Mac-Gray's technology, pipeline, management team, regional operations, contracts, operations and growth initiatives, and in the case of CSC/Pamplona and Party A, synergies, and to then request that each of these parties submit a revised indication of interest. After discussion and in an effort to drive offers with increased value, the Special Committee authorized and instructed BofA Merrill Lynch to proceed with the staged disclosure as discussed at this meeting and to reach out to each of the four interested bidders and arrange management meetings.

        Later on July 25, 2013, Party C submitted a written indication of interest at an all-cash purchase price of $16.00 to $16.50 per share.

        Discussions with Party A resumed on July 27, 2103 and Party A and the Transaction Committee agreed to the terms of the customer and employee non-solicitation provisions. On August 5, 2013, Party A entered into a confidentiality and standstill agreement with Mac-Gray and was provided with an informational package for the purpose of providing Party A with data to potentially improve the terms of the Party A June 21 proposal.

        On August 6, 2013, representatives of Party B attended a management presentation at the Boston office of Goodwin Procter with members of Mac-Gray management, representatives of BofA Merrill Lynch and a member of the Transaction Committee.

        On August 8, 2013, representatives of Party C attended a management presentation at the Boston office of Goodwin Procter with members of Mac-Gray management, representatives of BofA Merrill Lynch and a member of the Transaction Committee.

        On August 12, 2013, representatives of CSC and Pamplona attended a management presentation at the Boston office of Goodwin Procter with members of Mac-Gray management, representatives of BofA Merrill Lynch and the two members of the Transaction Committee.

        On August 14, 2013, representatives of Party A attended a management presentation at the Boston office of Goodwin Procter with members of Mac-Gray management, representatives of BofA Merrill Lynch and the two members of the Transaction Committee.

        On August 15, 2013, the Special Committee held a telephonic meeting for the purpose of reviewing the on-going strategic alternatives process. By invitation of the Special Committee, representatives from BofA Merrill Lynch and Goodwin Procter were also in attendance. BofA Merrill Lynch updated the Special Committee as to the current status of the strategic alternatives process, including the due diligence process and the management presentations with Party A, Party B, Party C and CSC/Pamplona. After discussion and as discussed at the July 25th Special Committee meeting, the Special Committee authorized and instructed BofA Merrill Lynch to send a letter to each of Party A, Party B, Party C and CSC/Pamplona once all four of the bidders' due diligence was substantially complete requesting that, in light of the results of the respective party's due diligence, such party submit a revised written proposal in order to continue in the process, including to engage in more in-depth and confirmatory due diligence of Mac-Gray.

        Between August 6, 2013 and August 27, 2013, the four bidders conducted business and legal due diligence. During this time, Party B and Party C, in light of the fact that they were financial bidders, were given broad access to an electronic data site, and Party A and CSC/Pamplona, in light of the fact that they were strategic bidders, were given somewhat limited access to this electronic data site, with access to customer data, including customer locations, being reserved until later in the process as part of the staging discussed at the July 25th Special Committee meeting. During this time, both Party A and CSC/Pamplona participated in discussions with members of Mac-Gray management around synergies.

        On August 27, 2013, BofA Merrill Lynch, as instructed by the Special Committee, sent a letter to each of Party A, Party B, Party C and CSC/Pamplona instructing such bidders to submit revised written proposals no later than September 9, 2013 if such bidders wished to proceed further in the process to pursue an in-depth evaluation of Mac-Gray with the objective of making a revised offer. The letter requested that the revised proposals address, among other things, valuation, sources and structures of financing, regulatory approvals and other post-signing covenants and focus areas for due diligence.

        Also on August 27, 2013, members of Mac-Gray management, representatives from BofA Merrill Lynch and representatives of Party B participated in a telephone conference call for Party B to conduct follow-up and confirmatory due diligence.

        On August 29, 2013, members of Mac-Gray management, representatives from BofA Merrill Lynch and representatives of Party C participated in an in-person session for Party C to conduct follow-up and confirmatory due diligence.

        On September 3, 2013, members of Mac-Gray management, representatives from BofA Merrill Lynch and representatives of Party A participated in a telephone conference call for Party A to conduct follow-up and confirmatory due diligence.

        On September 9, 2013, CSC/Pamplona submitted a revised indication of interest with an all-cash purchase price of $19.50 per share, indicating that Pamplona was committed to provide 100% of the capital required to consummate the transaction and requesting that CSC/Pamplona and Mac-Gray agree to exclusive negotiations for two weeks. On September 9, 2013, Party B also submitted a revised indication of interest with an all-cash purchase price of $18.50 per share and proposed to finance the transaction with a combination of equity from affiliated funds and third party debt. Party B's revised indication of interest did not include a firm financing commitment.

        On September 10, 2013, Party A submitted a revised indication of interest with an all-cash purchase price of $18.00 to $19.00 per share, to be financed by outstanding credit facilities or affiliated equity sources. Also on September 10, 2013, in a telephone call to a representative of BofA Merrill Lynch, a representative of Party C indicated that it was submitting a revised oral indication of interest with an all-cash purchase price of $16.00 to $17.00 per share. Neither Party A's nor Party C's revised indication of interest included a firm financing commitment.

        On September 11, 2013, members of the Transaction Committee, in a telephone call, without identifying Party A, Party B, Party C or CSC/Pamplona and without indicating any proposed purchase prices, provided Mr. MacDonald with a limited overview of the status of the Special Committee's review of strategic alternatives, including the decision to engage in strategic alternatives process, and the negotiations between Mac-Gray and CSC/Pamplona so that Mr. MacDonald could consider whether he continued to have an interest in potentially rolling over any of his Mac-Gray shares in a transaction. During this call, Mr. MacDonald indicated that he had decided that he was not interested in rolling over any of his shares in any transaction.

        Later on September 11, 2013, the Special Committee held a telephonic meeting to review the revised indications of interest submitted by Party A, Party B, Party C and CSC/Pamplona. By invitation of the Special Committee, Mr. Shea and Mr. Emma, as well as representatives from BofA Merrill Lynch and Goodwin Procter, were present for all or portions of the meeting. BofA Merrill Lynch reviewed with the Special Committee the current status of the revised indications of interest. The Special Committee also reviewed and discussed the Projections, including the risks and opportunities relating to Mac-Gray's ability to execute its strategic plan as an independent, stand-alone company. The Special Committee also considered the Projections in light of the revised indications of interest. BofA Merrill Lynch then indicated that, based on conversations with Party A, Party B, Party C and CSC/Pamplona, it was unlikely that any of these parties would move forward in the process without the express support of Mr. MacDonald. The Transaction Committee reported that Mr. MacDonald had decided that he was not interested in rolling over any of his shares in a transaction and recommended that Mr. MacDonald be fully briefed of the process to date. The Special Committee agreed, noting that Mr. MacDonald's perspective on the purchase price of a sale transaction was critical to the Special Committee's evaluation, as any potential acquiror would be unlikely to proceed without knowing that Mr. MacDonald would support the transaction. Based on the amount of due diligence conducted by Party A, Party B, Party C and CSC/Pamplona, and discussions with such parties to date, and in an effort to maximize value for Mac-Gray's stockholders, the Special Committee instructed BofA Merrill Lynch to call each of Party A, Party B, Party C and CSC/Pamplona to request final indications of interest by September 18, 2013 and to indicate that Mac-Gray would consider engaging in a short period of exclusive negotiations with one of the bidders depending upon, among other things, the proposed purchase price and the level of deal certainty indicated in the bidder's final proposal. As authorized and instructed by the Special Committee, representatives of BofA Merrill Lynch called each of Party A, Party B, Party C and CSC/Pamplona on September 11, 2013 with such instructions.

        On September 12, 2013, at the instruction of the Transaction Committee, representatives of BofA Merrill Lynch participated in a telephone conference call with Mr. MacDonald and provided him with a detailed overview of the strategic alternatives process, including the status of negotiations with and the identity of Party A, Party B, Party C and CSC/Pamplona. Although Mr. MacDonald voiced his general support for continuing with the process, he expressed his view that Mac-Gray should continue to seek a higher value for stockholders.

        Between September 11, 2013 and September 18, 2013, Party A, Party B, Party C and CSC/Pamplona continued to conduct business and legal due diligence.

        On September 18, 2013, CSC/Pamplona submitted a proposal for an all-cash purchase price of $20.75 per share, reiterating that Pamplona was committed to provide 100% of the capital required to consummate the transaction and requesting that CSC/Pamplona and Mac-Gray agree to engage in exclusive negotiations for two weeks. Also on September 18, 2013, Party A reiterated in a telephone call to a representative of BofA Merrill Lynch that its previous indication of interest with an all-cash purchase price of $18.00 to $19.00 per share was its best and final offer. On September 18, 2013, Party B also submitted a revised indication of interest with a purchase price that Party B valued at $21.50 per share, including $19.00 of cash to be paid at closing and the remaining per share price to be paid in the form of options to be issued to Mac-Gray stockholders, representing 10% of the new equity with a strike price equal to Party B's initial cost basis. These options, which we refer to as the Party B options, would vest on the achievement of the base case management projections (i.e., over five years), excluding any future acquisitions. Party B's proposal stated that it valued the Party B options at $2.50 of incremental value per share. Party C did not submit a revised indication of interest or reiterate its prior indication of interest of an all-cash purchase price of $16.00 to $17.00 per share nor did it specify any reasons in connection therewith.

        On September 19, 2013, the Special Committee held an in-person meeting. By invitation of the Special Committee, Mr. MacDonald and Mr. Shea, as well as representatives from BofA Merrill Lynch and Goodwin Procter, were also present for all or portions of the meeting. At this meeting, BofA Merrill Lynch updated the Special Committee as to the current status of the revised indications of interest submitted by Party A, Party B and CSC/Pamplona and reported that Party C did not submit a revised indication of interest or reiterate its prior indication of interest. BofA Merrill Lynch also reported to the Special Committee on Mr. MacDonald's general support for continuing with the process and his view that Mac-Gray should continue to seek a higher value for stockholders. Mr. Shea again reviewed the Projections with the Special Committee and BofA Merrill Lynch. The Special Committee again discussed the Projections, including the risks relating to Mac-Gray's ability to execute its strategic plan as an independent, stand-alone company (including Mac-Gray's ability to identify, acquire and successfully integrate laundry facilities management businesses, establish new and/or renew existing laundry facility management leases and penetrate markets historically dominated by smaller local and regional operators, the impact of general economic and market trends on Mac-Gray's sales and the general risks of market conditions that could reduce Mac-Gray's stock price). The Special Committee also again discussed the potential opportunities if Mac-Gray were able to execute its strategic plan as an independent, stand-alone company (including the ability to improve profitability and EBITDA margins by increasing scale and density through organic growth and/or strategic acquisitions as well as the ability to increase revenue through vend increases and the conversion from coin-operated technology to card-based technology). The Special Committee also discussed the risks involved if Mac-Gray did not execute on its strategic business plan, including the difficulties with increasing the Company's stock price without a significant or transformative transaction, such as a major acquisition or restructuring. The Special Committee then considered the Projections in light of the revised indications of interest. Representatives from Goodwin Procter again reviewed the Special Committee's fiduciary duties in the context of a sale of the company. The Special Committee then discussed each of the three revised proposals, including their advantages and disadvantages. The Special Committee discussed the risks and complexities of the Party B options, including their contingent and deferred nature and the uncertainties associated with how Mac-Gray's performance would be measured, especially in light of the fact that current Mac-Gray management would not be in control of the surviving corporation to monitor or drive the growth necessary to trigger payment under the Party B options.

        The representatives from BofA Merrill Lynch were then excused from the meeting and the Special Committee continued its discussion. The Special Committee noted that the indication of interest submitted by Party B, including the Party B options, was on its face higher than the CSC/Pamplona proposal but further discussed the risks and complexities involved with measuring and achieving the performance required to vest the Party B options. The Special Committee also noted that Party B would likely be financing the transaction with a combination of equity from affiliated funds and third party debt capital, which would involve more risk than the Pamplona-funded CSC/Pamplona proposal, which did not require any third party financing. Following a discussion, the Special Committee concluded that the revised indication of interest submitted by CSC/Pamplona had the potential of delivering the most value to stockholders, provided greater certainty and involved less potential risk than the other indications. However, the Special Committee also concluded that, primarily in view of potential synergies between Mac-Gray and CSC, CSC/Pamplona should be in a position to increase their offer price above $20.75. The Special Committee then authorized the Transaction Committee to inform CSC/Pamplona that the Special Committee would be prepared to move into exclusivity at a price of $21.25 per share and authorized the Transaction Committee and Goodwin Procter to negotiate the terms of such exclusivity based on guidance provided by the Special Committee. In addition, at this meeting Mr. MacDonald indicated that he would be supportive of a price of $21.25 per share.

        On September 21, 2013, the members of the Transaction Committee called the representative of CSC/Pamplona to propose that Mac-Gray was prepared to move forward with CSC/Pamplona on an exclusive basis for two weeks subject to CSC/Pamplona increasing their all-cash purchase price to $21.25 per share. Later that same day, the representative of CSC/Pamplona called the members of the Transaction Committee to confirm that CSC/Pamplona were willing to increase their all-cash purchase price to $21.25 per share as a last and best offer, provided that Mac-Gray agree to a two week period of exclusive negotiations. The representative of CSC/Pamplona also requested that shares of Mac-Gray common stock owned beneficially and of record by Mr. MacDonald and his immediate family be subject to a customary voting agreement, which we refer to as the MacDonald voting agreements.

        Between September 21, 2013 and September 23, 2013, the parties negotiated the terms of the exclusivity agreement, including an expiration date of October 12, 2013, the inclusion of a $15 million "reverse" termination fee payable by CSC/Pamplona to Mac-Gray in the event regulatory clearance is not obtained, which we refer to as the CSC reverse termination fee, agreements regarding certain post-signing covenants, the fact that there would be no financing contingency and that Pamplona was committing to fund 100% of the capital needed for closing, which, together with the all-cash per share purchase price of $21.25, we refer to as the CSC/Pamplona final proposal. The parties also agreed that the exclusivity agreement would automatically terminate if CSC or Pamplona adversely changed any of the terms of the CSC/Pamplona final proposal.

        On September 23, 2013, representatives from Goodwin Procter participated in a telephone conference call with Mr. Rothenberg and his counsel to inform Mr. Rothenberg, on a limited basis, of the status of the Special Committee's review of strategic alternatives and the negotiations between Mac-Gray and CSC and Pamplona to provide Moab with the opportunity to resume discussions with CSC/Pamplona regarding a possible equity rollover of Moab's shares in the transaction if Moab still had an interest in such a rollover. Mr. Rothenberg indicated he would like to discuss the possibility of an equity rollover with CSC/Pamplona and it was agreed that representatives of BofA Merrill Lynch would arrange and facilitate such a discussion.

        Later on September 23, 2013, the Special Committee held a telephonic meeting, the purpose of which was to receive an update on the negotiations from the Transaction Committee and Goodwin Procter regarding the CSC/Pamplona final proposal and request for exclusivity. Representatives from Goodwin Procter reviewed the terms of the CSC/Pamplona final proposal with the Special Committee, including the $21.25 per share cash consideration, the $15 million CSC reverse termination fee, certain post-signing covenants, the fact that there would be no financing contingency and that Pamplona was committing to fund 100% of the capital needed for closing. After discussion, the Special Committee authorized Mac-Gray to enter into an exclusivity agreement providing for exclusive negotiations until 5 p.m. ET on October 12, 2013 on the terms included in the CSC/Pamplona final proposal and authorized the Transaction Committee and Goodwin Procter to continue negotiations with CSC/Pamplona based on guidance provided by the Special Committee at this meeting.

        On September 24, 2013, CSC, Pamplona and Mac-Gray executed the exclusivity agreement providing for exclusive negotiations until 5 p.m. ET on October 12, 2013, subject to certain conditions, including that CSC and Pamplona not adversely change or modify the terms of the CSC/Pamplona final proposal.

        On September 25, 2013, Goodwin Procter delivered to Kirkland & Ellis LLP, outside legal counsel to CSC/Pamplona, whom we refer to as Kirkland, the initial draft of the merger agreement. Between September 25, 2013 and October 7, 2013, the Transaction Committee and representatives from CSC/Pamplona, Goodwin Procter and Kirkland negotiated the terms of the merger agreement (including our ability to respond to unsolicited inquiries following the announcement of the transaction and our right to terminate the merger agreement to accept a superior proposal) and the Pamplona commitment letter. The parties discussed various open points in the merger agreement and the Pamplona commitment letter, including the proposal by Mac-Gray that both Pamplona and CSC be responsible in the event CSC failed to consummate the merger, including liability for any and all damages resulting from a breach of the merger agreement, certain post-signing covenants and the parties' termination rights, including the amount of the termination fee payable by Mac-Gray to CSC under certain circumstances (which we refer to as the Mac-Gray termination fee), which Mac-Gray proposed should approximate 2.5% of the total equity value of the transaction. Also during this time, CSC and Pamplona were granted full access to the electronic data site and access to certain members of management and conducted confirmatory business and legal due diligence on Mac-Gray. Mr. Rothenberg engaged in various discussions with representatives of Pamplona during this time to discuss a possible rollover of Moab shares. As a result of such discussions, it was determined that Moab would not rollover any Moab shares in the transaction. Following such determination, BofA Merrill Lynch and the Transaction Committee provided Mr. Rothenberg with the details regarding the Special Committee's review of strategic alternatives and the negotiations between Mac-Gray and CSC/Pamplona.

        Between September 24, 2013 and September 27, 2013, Kirkland and outside counsel to Mr. MacDonald negotiated the terms of the MacDonald voting agreements, which were entered into by Mr. MacDonald, his wife and one of his trusts on September 27, 2013, and which became effective upon entry into the merger agreement.

        On October 1, 2013, representatives of Mac-Gray management, along with representatives from BofA Merrill Lynch and representatives from CSC/Pamplona attended a meeting at the Boston offices of Goodwin Procter for purposes of conducting confirmatory business due diligence. Representatives of Mac-Gray, Goodwin Procter, BofA Merrill Lynch and representatives of CSC/Pamplona and Kirkland participated in various telephone conference calls over the subsequent days to finalize business and legal due diligence.

        On October 5, 2013, Kirkland delivered to Goodwin Procter a revised draft of the Pamplona commitment letter which, among other things, proposed that, in addition to CSC, Pamplona would be responsible in the event CSC failed to consummate the merger, but that Pamplona's liability for damages resulting from a breach of the merger agreement would be limited to an unspecified dollar amount.

        On October 7, 2013, the Special Committee held a telephonic meeting, the purpose of which was to receive an update on the transaction negotiations from the Transaction Committee and Goodwin Procter. By invitation of the Special Committee, Mr. MacDonald was also present for a portion of the meeting. Mr. Daoust reported to the Special Committee that, after discussions between Moab and representatives of Pamplona, it was determined that Moab would not rollover any Moab shares in the transaction. Mr. Daoust also provided the Special Committee with an overview of the open business points and the progress the parties had made since the September 23rd Special Committee meeting. Representatives from Goodwin Procter then reported on the progress that had been made in diligence and summarized the open issues in the merger agreement and the Pamplona commitment letter, including to what extent Pamplona would be responsible in the event CSC failed to consummate the merger, including CSC's and Pamplona's liability for damages resulting from a breach of the merger agreement, certain post-signing covenants and the parties' termination rights, including the amounts of the Mac-Gray termination fee and the CSC reverse termination fee. The Special Committee authorized the Transaction Committee and Goodwin Procter to continue negotiations with CSC/Pamplona, and, among other things, provided guidance with respect to the open transaction issues discussed at the meeting.

        Also on October 7, 2013, Kirkland delivered to Goodwin Procter a revised draft of the merger agreement which, among other things, proposed a $15 million Mac-Gray termination fee, which represented approximately 4.4% of the total equity value of the transaction, and certain positions on the scope of various post-signing covenants.

        On October 8, 2013, representatives from Goodwin Procter and Kirkland participated in a telephone conference call to discuss the open points in the merger agreement and the Pamplona commitment letter, including to what extent Pamplona would also have liability in the event CSC failed to consummate the merger, which Kirkland proposed, at the direction of CSC/Pamplona, be capped at $50 million. Kirkland and Goodwin Procter also discussed CSC's and Pamplona's liability for damages resulting from a breach of the merger agreement, certain post-signing covenants and the parties' termination rights, including the amounts of the Mac-Gray termination fee and the CSC reverse termination fee. The parties also discussed potential compromises on the post-signing covenants. Goodwin Procter and Kirkland agreed to communicate these positions to their respective clients. Later that day, after various discussions among representatives from CSC/Pamplona, Kirkland, Goodwin Procter and the members of the Transaction Committee, and on behalf of the Special Committee, Goodwin Procter sent an e-mail to the representatives of Kirkland that proposed to accept the

$50 million liability cap proposed by Pamplona and proposed a $10.5 million Mac-Gray termination fee, which represented approximately 3.0% of the total equity value of the transaction.

        On October 9, 2013, in follow up to the October 8, 2013 negotiations and proposals made by Goodwin Procter, the members of the Transaction Committee participated in a telephone conference call with a representative from CSC/Pamplona to discuss the open issues in the merger agreement, including certain post-signing covenants and the parties' termination rights, including the amounts of the Mac-Gray termination fee and the CSC reverse termination fee, but did not reach agreement on these issues.

        Later on October 9, 2013, the Special Committee held a telephonic meeting, the purpose of which was to receive an update on the transaction negotiations from the Transaction Committee and Goodwin Procter. By invitation of the Special Committee, Mr. MacDonald was also present at this meeting. The Transaction Committee reported to the Special Committee on the negotiations that had taken place since the meeting of the Special Committee held on October 7, 2013. The Transaction Committee reported that the parties had come to an agreement that Pamplona's liability for certain damages would be limited to $50 million, but that certain post-signing covenants and the amounts of the termination fees remained open issues. The Special Committee discussed various alternatives that could be proposed to CSC/Pamplona on the open issues. Goodwin Procter then reported that Kirkland had requested on behalf of CSC/Pamplona that the exclusivity agreement, due to expire at 5 p.m. ET on October 12, 2013, be extended to allow for continued negotiations of these open issues. After discussion, the Special Committee authorized the Transaction Committee to negotiate the open issues within certain parameters and in connection therewith to extend exclusivity to October 15, 2013. The Special Committee also determined to reconvene for an update telephone conference call on October 11, 2013.

        On October 10, 2013, the members of the Transaction Committee and the representative of CSC/Pamplona engaged in various discussions regarding the open issues, including certain post-signing covenants and the amounts of the termination fees. While the parties reached a compromise on the post-signing covenants, no agreement was reached on the amount of the Mac-Gray termination fee. On October 11, 2013, the Special Committee held a telephonic meeting to discuss the proposed terms of the transaction and the status of discussions with CSC/Pamplona. By invitation of the Special Committee, Mr. Rothenberg and representatives of Goodwin Procter were also present. The members of the Transaction Committee reviewed with the Special Committee the negotiations that had taken place with representatives from CSC/Pamplona since the October 9th Special Committee meeting. The Transaction Committee reported that CSC/Pamplona, on the one hand, and the Transaction Committee (as authorized by the Special Committee at the October 9th meeting), on the other hand, had come to an agreement on certain post-signing covenants but that the parties had not reached agreement on the amount of the Mac-Gray termination fee. The Special Committee also discussed the fact that the exclusivity agreement would be expiring at 5 p.m. ET on October 12, 2013 and that CSC/Pamplona had requested an extension of exclusivity until the end of the day on October 15, 2013. After discussions, the Special Committee determined that the members of the Transaction Committee and representatives of Goodwin Procter should communicate to the representative of CSC/Pamplona and representatives at Kirkland, respectively, that the Special Committee continued to object to the $15 million Mac-Gray termination fee proposed by CSC/Pamplona and would not be willing to extend exclusivity unless a lower amount were agreed to. The Special Committee confirmed that the Transaction Committee and representatives of Mac-Gray were authorized to extend the exclusivity agreement until 11:59 p.m. on ET on October 15, 2013 if CSC/Pamplona would agree to a Mac-Gray termination fee of not more than $11 million, which represented approximately 3.2% of the total equity value of the transaction.

        Later on October 11, 2013, the two members of the Transaction Committee telephoned CSC/Pamplona and communicated the Special Committee's position. Shortly following that conversation, the representative of CSC/Pamplona telephoned Mr. Daoust and agreed to the $11 million Mac-Gray termination fee. Following such agreement, Goodwin Procter delivered Kirkland revised drafts of the merger agreement and the Pamplona commitment letter.

        On October 12, 2013, CSC, Pamplona and Mac-Gray executed a letter agreement extending exclusivity until 11:59 p.m. ET on October 15, 2013.

        Between October 12, 2013 and October 14, 2013, Kirkland and Goodwin Procter finalized the remaining unresolved issues in the merger agreement and the Pamplona commitment letter.

        Between October 8, 2013 and October 14, 2013, Kirkland and counsel for Moab negotiated the terms of a voting agreement for Moab.

        On October 14, 2013, the Special Committee held a meeting via teleconference to discuss the final terms of the transaction and the proposed definitive merger agreement and related documents. By invitation of the Special Committee, Mr. Rothenberg and representatives of BofA Merrill Lynch and Goodwin Procter were also present for all or portions of the meeting. The members of the Transaction Committee reported to the Special Committee on the negotiations that had taken place since the meeting of the Special Committee held on October 11, 2013, and in particular that the Transaction Committee and CSC had come to an agreement on the remaining open business points, including the post-signing covenants and the termination fees. Goodwin Procter again reviewed with the Special Committee its fiduciary duties and provided a summary of the terms of the proposed merger agreement and the Pamplona capital commitment letter, copies of which were provided to the directors prior to the meeting. Also at this meeting, BofA Merrill Lynch reviewed with the Special Committee its financial analysis of the consideration and delivered to the Special Committee an oral opinion, which was confirmed by delivery of a written opinion dated, October 14, 2013, to the effect that, as of that date and based on and subject to the assumptions and limitations described in its opinion, the consideration to be received by holders of Mac-Gray common stock was fair, from a financial point of view, to such holders. Following these presentations, the Special Committee went into an executive session that excluded BofA Merrill Lynch and, after discussion, the Special Committee unanimously determined to recommend to the Board that the merger agreement and the merger were advisable and in the best interests of Mac-Gray's stockholders and that the Board approve the merger on the terms and subject to the conditions set forth in the merger agreement, adopt the merger agreement and recommend that the Mac-Gray stockholders adopt and approve the merger agreement. The Special Committee meeting then adjourned.

        Following the adjournment of the Special Committee meeting, a meeting of the Mac-Gray Board of Directors convened. All members of the Board participated. Representatives from Goodwin Procter led a discussion on the terms of the merger agreement and advised the Board regarding the likely timing for execution of a definitive agreement and public announcement of the transaction and a projected closing timetable should the Board approve the merger. After discussion, the Board (upon the recommendation of the Special Committee) unanimously determined that the merger agreement and the merger were advisable and in the best interests of Mac-Gray's stockholders, approved the merger on the terms and subject to the conditions set forth in the merger agreement, adopted the merger agreement and recommended that the Mac-Gray stockholders adopt and approve the merger agreement.

        Later in the day, on October 14, 2013, the merger agreement was executed, the Pamplona commitment letter was delivered, Moab and Parent executed the Moab voting agreement and the Mac-Donald voting agreements became effective.

        On October 15, 2013, before the U.S. stock markets opened, Mac-Gray and CSC jointly announced the execution of the merger agreement.

Reasons for the Merger and Recommendation of our Board of Directors

  Reasons for the Merger

        In the course of reaching its decision to approve the merger and the merger agreement, the Special Committee and the full Board of Directors held numerous meetings and consulted with the Transaction Committee, our senior management, Goodwin Procter and BofA Merrill Lynch, reviewed a significant amount of information and considered a number of factors, including the following factors:

  •
  information concerning our business, financial performance (both past and prospective) and our financial condition, results of operations (both past and prospective), business and strategic objectives, as well as the risks and benefits of accomplishing those objectives;

  •
  opportunities if Mac-Gray were to remain independent, including the ability to improve profitability and EBITDA margins by increasing scale and density through organic growth and/or strategic acquisitions as well as the ability to increase revenue through vend increases and the conversion from coin-operated technology to card-based technology;

  •
  risks associated with executing and achieving Mac-Gray's short and long-term business and financial plans, including Mac-Gray's ability to identify, acquire and successfully integrate laundry facilities management businesses, establish new and/or renew existing laundry facility management leases and penetrate markets historically dominated by smaller local and regional operators, the impact of general economic and market trends on Mac-Gray's sales and the general risks of market conditions that could reduce Mac-Gray's stock price and the risks involved if Mac-Gray was not able to execute on its strategic business plan, including the difficulties with increasing stock price without a significant or transformative transaction, such as a major acquisition or restructuring;

  •
  the possible alternatives to the merger (including the possibility of continuing to operate as an independent entity and a stock repurchase, and the perceived risks thereof), the range of possible benefits to our stockholders of those alternatives and the timing and the likelihood of accomplishing the goal of any of such alternatives, and the Special Committee's assessment that the merger with CSC presented a superior opportunity to such alternatives for our stockholders;

  •
  the results of discussions with third parties, including Party A, Party B, Party C and other potential bidders, relating to a possible business combination with or acquisition of Mac-Gray;

  •
  the process undertaken by our Board of Directors and the Special Committee, assisted by its legal and financial advisors, in connection with pursuing a strategic transaction and the terms and conditions of the proposed merger, in each case in light of the current market dynamics in the industry;

  •
  current financial market conditions and historical market prices, volatility and trading information with respect to Mac-Gray common stock;

  •
  the potential for obtaining a superior offer from an alternative purchaser in light of the other potential purchasers previously identified and contacted by BofA Merrill Lynch at the instruction of the Special Committee, including Party A, Party B and Party C, and the risk of losing the proposed transaction with CSC/Pamplona; and

  •
  the terms of the merger agreement, including the parties' representations, warranties and covenants, the certainty of financing, the conditions to parties' respective obligations and the termination rights of the parties.

In the course of its deliberations, the Special Committee and our Board of Directors also considered, among other things, the following positive factors:

  •
  the value of the consideration to be received by our stockholders in the merger pursuant to the merger agreement;

  •
  the fact that the $21.25 per share to be paid as the consideration in the merger represents a premium of approximately 36% over the high of $15.61 per share for the 52-week period ending October 11, 2013 and a premium of approximately 44% over the $14.72 closing trading price for the shares of our common stock on the NYSE on October 11, 2013, the last trading day prior to the date our Board of Directors approved the merger agreement;

  •
  the multiple of our EBITDA and revenue represented by the $21.25 per share purchase price relative to EBITDA and revenue multiples represented by the consideration paid in comparable precedent transactions;

  •
  the opinion of BofA Merrill Lynch, dated October 14, 2013, to the Special Committee as to the fairness, from a financial point of view and as of the date of the opinion, of the consideration to be received by holders of Mac-Gray common stock, as more fully described below in the section entitled "Opinion of Mac-Gray's Financial Advisor";

  •
  the likelihood that the proposed acquisition would be consummated, in light of the experience, reputation and financial capabilities of CSC/Pamplona;

  •
  the Pamplona commitment letter, pursuant to which Pamplona has committed to fund up to $594 million to the Buyer Entities to fund the payment of the merger consideration and other amounts payable pursuant to the merger agreement or to satisfy any damages (up to $50 million) awarded to Mac-Gray in certain circumstances involving litigation brought pursuant to the merger agreement;

  •
  CSC and Merger Subsidiary representations to us in the merger agreement that they will have adequate capital resources to pay the merger consideration and other amounts to consummate the merger, taking into account the proceeds from the Pamplona commitment letter;

  •
  the form and timing of merger consideration, consisting solely of cash at closing, which provides certainty of value to our stockholders;

  •
  the process through which Mac-Gray, with the assistance of BofA Merrill Lynch, at the instruction of the Special Committee, engaged in or sought to engage in discussions with other companies believed to be the most likely candidates to pursue a business combination with or acquisition of Mac-Gray;

  •
  the belief of the Special Committee and the Mac-Gray Board of Directors that, after extensive negotiations with CSC/Pamplona and their representatives, we have obtained the highest price per share that CSC/Pamplona are willing to pay and the highest price obtainable on the date of signing of the merger agreement;

  •
  the merger agreement, subject to the limitations and requirements contained in the agreement, provides our Board of Directors (upon the recommendation of the Special Committee) with flexibility to furnish information to and conduct negotiations with third parties in certain circumstances and, upon payment to CSC of the Mac-Gray termination fee $11 million (which was heavily negotiated and which our Board of Directors believes is reasonable under the circumstances) to terminate the merger agreement, to accept a superior offer;

  •
  the fact that the confidentiality and standstill agreements entered into with potential bidders contain sunset provisions for the standstill restrictions, which permits these potential bidders to submit unsolicited offers to acquire Mac-Gray;

  •
  the other terms and conditions of the merger agreement and the Pamplona commitment letter, including among other things the size of the Mac-Gray termination fee and the circumstances when that fee may be payable; the size of the CSC reverse termination fee and the circumstances when that fee may be payable; the scope of the post-signing covenants; the limited number and nature of the conditions to the Buyer Entities' obligation to complete the merger, including (but not limited to) the absence of a financing condition and the adequacy of CSC's capital resources to pay the merger consideration; the fact that Pamplona will be, subject to certain conditions and limitations, responsible to fund the merger consideration to cause the closing or to pay certain damages if the closing does not occur; and the definition of "material adverse effect" (including the exceptions for what constitutes a material adverse effect for purposes of the merger agreement); and

  •
  the voting agreements terminate in the event that we terminate the merger agreement which permits those stockholders to support a transaction involving a superior offer.

In the course of its deliberations, the Special Committee and our Board of Directors also considered, among other things, the following negative factors:

  •
  the potential loss of customer, supplier or other commercial relationships of Mac-Gray as a result of the merger and/or the announcement of the merger or other potential disruption to customer, supplier, vendor or other commercial relationships important to us as a result of the merger and/or the announcement of the merger;

  •
  the possibility that the merger will not be consummated and the potential negative effect of the public announcement of the merger on our sales, operating results and stock price and our ability to retain employees;

  •
  the fact that, after the merger, our stockholders would not participate in any future growth potential or benefit from any future increase in our value;

  •
  the conditions to CSC's obligation to complete the merger and the right of CSC to terminate the merger agreement under certain circumstances;

  •
  the possibility that we may be obligated to pay CSC the Mac-Gray termination fee of $11 million if the merger agreement is terminated under certain circumstances;

  •
  the fact that the merger consideration consists of cash and will therefore be taxable to our stockholders for U.S. federal income tax purposes;

  •
  the restrictions on our ability to solicit or engage in discussions or negotiations regarding alternative business combination transactions, subject to specified exceptions, and the requirement that we pay the Mac-Gray termination fee of $11 million in order to accept a superior acquisition proposal, which may discourage a competing proposal to acquire us that may be more advantageous to our stockholders;

  •
  the restrictions on the conduct of our business prior to the completion of the merger, requiring us to conduct our business in the ordinary course, subject to specific limitations, which may delay or prevent us from undertaking business opportunities that may arise pending completion of the merger;

  •
  the risk of diverting management's focus and resources from other strategic opportunities and from operational matters while working to implement the merger, and the possibility of other management and employee disruption associated with the merger, including the possible loss of employees, including key members of management; and

  •
  the interests that certain of our directors and executive officers may have with respect to the merger, in addition to their interests as stockholders of Mac-Gray generally, as described in "The Merger—Interests of Our Directors and Executive Officers in the Merger."

The preceding discussion of the information and factors considered by the Special Committee and our Board of Directors is not, and is not intended to be, exhaustive. In light of the variety of factors considered in connection with their evaluation of the merger and the complexity of these matters, the Special Committee and our Board of Directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the various factors considered in reaching its determination. In addition, the Special Committee and our Board of Directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Special Committee and our Board of Directors, but rather the Special Committee and our Board of Directors conducted an overall analysis of the factors described above, including discussions with and questioning of our senior management, Goodwin Procter and BofA Merrill Lynch.

Board of Directors Recommendation

        After careful consideration and based upon the unanimous recommendation of the Special Committee, our Board of Directors has unanimously approved the merger agreement and declared that the merger agreement, the merger and the other transactions contemplated by the merger agreement are advisable and in the best interests of Mac-Gray stockholders. Accordingly, our Board of Directors unanimously recommends that our stockholders approve the proposal to adopt the merger agreement and that you vote "FOR" the proposal to adopt the merger agreement at the special meeting.

 Opinion of Mac-Gray's Financial Advisor

        Mac-Gray has retained BofA Merrill Lynch to act as Mac-Gray's financial advisor in connection with the merger. BofA Merrill Lynch is an internationally recognized investment banking firm which is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. Mac-Gray selected BofA Merrill Lynch to act as Mac-Gray's financial advisor in connection with the merger on the basis of BofA Merrill Lynch's experience in transactions similar to the merger, its reputation in the investment community and its familiarity with the laundry facilities management industry and Mac-Gray and its business.

        On October 14, 2013, at a meeting of the Special Committee held to evaluate the merger, BofA Merrill Lynch delivered to the Special Committee an oral opinion, which was confirmed by delivery of a written opinion dated October 14, 2013, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its opinion, the merger consideration to be received by holders of Mac-Gray common stock was fair, from a financial point of view, to such holders.

        The full text of BofA Merrill Lynch's written opinion to the Special Committee, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex B to this document and is incorporated by reference herein in its entirety. The following summary of BofA Merrill Lynch's opinion is qualified in its entirety by reference to the full text of the opinion. BofA Merrill Lynch delivered its opinion to the Special Committee for the benefit and use of the Special Committee (in its capacity as such) in connection with and for purposes of its evaluation of the merger consideration from a financial point of view. BofA Merrill Lynch's opinion does not address any other aspect of the merger and no opinion or view was expressed as to the relative merits of the merger in comparison to other strategies or transactions that might be available to Mac-Gray or in which Mac-Gray might engage or as to the underlying business decision of Mac-Gray to proceed with or effect the merger. BofA Merrill Lynch's opinion does not address any other aspect of the merger and does not constitute a recommendation to any stockholder as to how to vote or act in connection with the proposed merger or any related matter.

        In connection with rendering its opinion, BofA Merrill Lynch:

  (1)
  reviewed certain publicly available business and financial information relating to Mac-Gray;

  (2)
  reviewed certain internal financial and operating information with respect to the business, operations and prospects of Mac-Gray furnished to or discussed with BofA Merrill Lynch by the management of Mac-Gray, including certain financial forecasts relating to Mac-Gray prepared by the management of Mac-Gray, referred to herein as the Projections and which are described under the caption "—Projected Financial Information";

  (3)
  discussed the past and current business, operations, financial condition and prospects of Mac-Gray with members of senior management of Mac-Gray;

  (4)
  reviewed the trading history for Mac-Gray common stock and a comparison of that trading history with the trading histories of other companies BofA Merrill Lynch deemed relevant;

  (5)
  compared certain financial and stock market information of Mac-Gray with similar information of other companies BofA Merrill Lynch deemed relevant;

  (6)
  compared certain financial terms of the merger to financial terms, to the extent publicly available, of other transactions BofA Merrill Lynch deemed relevant;

  (7)
  considered the results of BofA Merrill Lynch's efforts on behalf of Mac-Gray to solicit, at the direction of the Special Committee, indications of interest and definitive proposals from third parties with respect to a possible acquisition of Mac-Gray;

  (8)
  reviewed a draft of the merger agreement and certain related documents;

  (9)
  reviewed (i) the voting agreement by and between Parent and Stewart MacDonald, Jr., dated as of September 27, 2013, (ii) the voting agreement by and between Parent and Cynthia Doggett, dated as of September 27, 2013, (iii) the voting agreement by and between Parent and The Stewart G. MacDonald, Jr. 2011 Trust, dated as of September 27, 2013 and (iv) a draft of the voting agreement by and between Parent on the one hand and Moab Capital Partners, LLC, a Delaware limited liability company and Moab Partners, LP, a Delaware limited partnership, on the other hand; and

  (10)
  performed such other analyses and studies and considered such other information and factors as BofA Merrill Lynch deemed appropriate.

        In arriving at its opinion, BofA Merrill Lynch assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with it and relied upon the assurances of the management of Mac-Gray that management was not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the Projections, BofA Merrill Lynch was advised by Mac-Gray, and assumed, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Mac-Gray as to the future financial performance of Mac-Gray. BofA Merrill Lynch did not make or was not provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Mac-Gray, nor did it make any physical inspection of the properties or assets of Mac-Gray. BofA Merrill Lynch did not evaluate the solvency or fair value of Mac-Gray or any Buyer Entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. BofA Merrill Lynch assumed, at the direction of Mac-Gray, that the merger would be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, would be imposed that would have an adverse effect on Mac-Gray or the contemplated benefits of the merger. BofA Merrill Lynch also assumed, at the direction of Mac-Gray, that the final executed merger agreement would not differ in any material respect from the draft merger agreement reviewed by BofA Merrill Lynch.

        BofA Merrill Lynch expressed no view or opinion as to any terms or other aspects of the merger (other than the merger consideration to the extent expressly specified in its opinion), including, without limitation, the form or structure of the merger. BofA Merrill Lynch's opinion was limited to the fairness, from a financial point of view, of the merger consideration to be received by the holders of Mac-Gray common stock and no opinion or view was expressed with respect to any consideration received in connection with the merger by the holders of any other securities, creditors or other constituencies of any party. In addition, no opinion or view was expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the merger, or class of such persons, relative to the merger consideration. Furthermore, no opinion or view was expressed as to the relative merits of the merger in comparison to other strategies or transactions that might be available to Mac-Gray or in which Mac-Gray might engage or as to the underlying business decision of Mac-Gray to proceed with or effect the merger. In addition, BofA Merrill Lynch expressed no opinion or recommendation as to how any stockholder should vote or act in connection with the merger or any related matter. Except as described above, Mac-Gray imposed no other limitations on the investigations made or procedures followed by BofA Merrill Lynch in rendering its opinion.

        BofA Merrill Lynch's opinion was necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to BofA Merrill Lynch as of, the date of its opinion. The credit, financial and stock markets have been experiencing unusual volatility and BofA Merrill Lynch expressed no opinion or view as to any potential effects of such volatility on Mac-Gray, the Buyer Entities or the merger. It should be understood that subsequent developments may affect its opinion, and BofA Merrill Lynch does not have any obligation to update, revise or reaffirm its opinion. The issuance of BofA Merrill Lynch's opinion was approved by BofA Merrill Lynch's Americas Fairness Opinion Review Committee.

        The following represents a brief summary of the material financial analyses presented by BofA Merrill Lynch to the Special Committee in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by BofA Merrill Lynch, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by BofA Merrill Lynch. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by BofA Merrill Lynch.

Mac-Gray Financial Analyses.

        Selected Publicly Traded Companies Analysis.    BofA Merrill Lynch reviewed publicly available financial and stock market information for Mac-Gray and the following six publicly traded companies that BofA Merrill Lynch, in its professional judgment and experience, deemed to have certain similar characteristics to Mac-Gray based on, among other things, their operation in the route and consumer services industries:

  •
  Aaron's, Inc.

  •
  Cintas Corporation

  •
  G&K Services, Inc.

  •
  Outerwall Inc.

  •
  Rent-A-Center, Inc.

  •
  UniFirst Corp.

BofA Merrill Lynch reviewed, among other things, per share equity values, based on closing stock prices on October 11, 2013, of the selected public companies as a multiple of calendar year 2014 estimated earnings per share, commonly referred to as EPS. BofA Merrill Lynch also reviewed enterprise values of the selected publicly traded companies, calculated as equity values based on closing stock prices on October 11, 2013, plus debt, less cash, as a multiple of calendar year 2013 and calendar year 2014 estimated earnings before interest, taxes, depreciations and amortization, commonly referred to as EBITDA, and estimated EBITDA less capital expenditures. BofA Merrill Lynch observed low, median, mean and high calendar year 2013 EBITDA multiples for the selected publicly traded companies, rounded to the nearest tenth, of 5.1x, 7.5x, 7.8x and 10.7x, respectively, and low, median, mean and high calendar year 2014 EBITDA multiples for the selected publicly traded companies, rounded to the nearest tenth, of 4.3x, 6.6x, 7.1x and 9.7x, respectively. In reviewing the selected publicly traded companies, BofA Merrill Lynch noted that, among other differences, there were material differences in the operating characteristics of the selected publicly traded companies as compared to Mac-Gray, including differences in their respective historical levels of capital expenditures. Based on its professional judgment and experience and after taking into consideration, among other things, the observed data for the selected publicly traded companies mentioned above and for Mac-Gray, BofA Merrill Lynch then applied calendar year 2013 EBITDA multiples of 5.50x to 6.75x derived from the selected publicly traded companies to Mac-Gray's calendar year 2013 estimated EBITDA and applied calendar year 2014 EBITDA multiples of 5.00x to 6.25x derived from the selected publicly traded companies to Mac-Gray's calendar year 2014 estimated EBITDA. Estimated financial data of the selected publicly traded companies were based on publicly available research analysts' estimates, and estimated financial data of Mac-Gray were based on the Projections. Such analysis was performed both using the Without Acquisitions Case and the With Acquisitions Case. This analysis indicated the following approximate implied per share equity value reference ranges for Mac-Gray (rounded to the nearest $0.25 per share), as compared to the merger consideration:

Implied Per Share Equity Value Reference Ranges for Mac-Gray
2013E EBITDA (Without Acquisitions Case)	2013E EBITDA (With Acquisitions Case)	2014E EBITDA (Without Acquisitions Case)	2014E EBITDA (With Acquisitions Case)	Consideration
$13.50 - $18.75	$13.75 - $19.00	$13.75 - $19.25	$12.75 - $19.25	$21.25

        No company used in this analysis is identical or directly comparable to Mac-Gray. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which Mac-Gray was compared.

        Selected Precedent Transactions Analysis.    BofA Merrill Lynch reviewed, to the extent publicly available, financial information relating to the following 20 selected transactions involving companies in the route and consumer services industries, two of which were deemed by BofA Merrill Lynch to be primary selected precedent transactions because they had publicly disclosed financial information, involved companies that operate primarily in the laundry facilities management industry and occurred in the last twelve months:

Announcement Date	Target	Acquiror
Primary Selected Precedent Transactions
• May 1, 2013	• Coinmach Service Corp.	• Pamplona Capital Management LLP
• February 21, 2013	• Coinamatic Canada, Inc.	• WASH Multifamily Laundry Systems, LLC
Other Selected Precedent Transactions
• July 23, 2013	• Sparkle Solutions Corp.	• CSC ServiceWorks, Inc.
• May 1, 2013	• Air-Serv Group LLC	• Pamplona Capital Management LLP
• September 24, 2012	• Centerplate, Inc.	• Olympus Partners
• September 16, 2012	• R360 Environmental Solutions, Inc.	• Waste Connections, Inc.
• July 18, 2012	• Veolia ES Solid Waste, Inc.	• Highstar Capital LP
• December 21, 2011	• WCA Waste Corporation	• Macquarie Infrastructure Partners II
• November 17, 2011	• Spotless Group Ltd.	• Pacific Equity Partners Pty Limited
• September 6, 2011	• Puras do Brasil	• Sodexo S.A.
• May 18, 2011	• USM Services Holdings, Inc.	• EMCOR Group, Inc.
• November 11, 2009	• Waste Services, Inc.	• IESI-BFC Ltd.
• August 7, 2008	• Web Service Company, LLC	• Code Hennessy & Simmons LLC
• June 23, 2008	• Allied Waste Industries, Inc.	• Republic Services, Inc.
• May 22, 2008	• Angelica Corp.	• Lehman Brothers Merchant Banking Partners IV L.P.
• April 18, 2008	• 180 Connect Inc.	• DIRECTV, Inc.
• April 1, 2008	• Automatic Laundry Company, Ltd.	• Mac-Gray Corp.
• February 22, 2008	• Mobile Storage Group, Inc.	• Mobile Mini, Inc.
• January 29, 2008	• NuCO2, Inc.	• Aurora Capital Group
• June 14, 2007	• Coinmach Service Corp.	• Babcock & Brown Ltd.

BofA Merrill Lynch reviewed transaction values, calculated as the enterprise value implied for the target company based on the consideration payable in the selected transaction, as a multiple of the target company's last twelve months, or LTM, EBITDA and LTM EBITDA less capital expenditures. BofA Merrill Lynch observed low, median, mean and high LTM EBITDA multiples derived from the selected transactions, rounded to the nearest tenth, of 5.3x, 7.1x, 7.4x and 11.4x, respectively. Based on its professional judgment and experience and after taking into consideration, among other things, the observed data for the primary selected transactions and the other selected transactions and for Mac-Gray, BofA Merrill Lynch then applied LTM EBITDA multiples of 6.00x to 7.50x derived from the selected transactions to Mac-Gray's LTM EBITDA as of June 30, 2013. Estimated financial data of the selected transactions were based on publicly available information at the time of announcement of the relevant transaction. Estimated financial data of Mac-Gray were based on the Projections. This analysis indicated the following approximate implied per share equity value reference ranges for Mac-Gray (rounded to the nearest $0.25 per share), as compared to the merger consideration:

Implied Per Share Equity Value Reference Ranges for Mac Gray LTM EBITDA	Consideration
$13.50 - $19.00	$21.25

        No company, business or transaction used in this analysis is identical or directly comparable to Mac-Gray or the merger. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the acquisition or other values of the companies, business segments or transactions to which Mac-Gray and the merger were compared.

        Discounted Cash Flow Analysis.    BofA Merrill Lynch performed a discounted cash flow analysis of Mac-Gray to calculate the estimated present value of the standalone unlevered, after-tax free cash flows that Mac-Gray was forecasted to generate during the six months ending December 31, 2013 and calendar years 2014 through 2018 based on the Projections using a perpetuity growth method. For purposes of its discounted cash flow analysis, BofA Merrill Lynch defined "standalone unlevered, after-tax free cash flows" as tax-effected earnings before interest and tax plus depreciation and amortization and less capital expenditures and changes in working capital. Such analysis was performed using the Projections with the With Acquisitions Case and the Without Acquisitions Case. BofA Merrill Lynch calculated terminal values for Mac-Gray by applying a range of perpetuity growth rates of 1.50% to 3.00%, which range was selected based on BofA Merrill Lynch's professional judgment and experience and after taking into consideration, among other things, the observed data for the selected publicly traded companies and for Mac-Gray, to the standalone unlevered, after-tax free cash flows that Mac-Gray was forecasted to generate in its terminal year. The cash flows and terminal values were then discounted to present value as of June 30, 2013 using discount rates ranging from 9.00% to 11.00%, which were based on an estimate of Mac-Gray's weighted average cost of capital. This analysis indicated the following approximate implied per share equity value reference ranges for Mac-Gray (rounded to the nearest $0.25 per share) as compared to the merger consideration:

Implied Per Share Equity Value Reference Range for Mac-Gray
Without Acquisitions Case	With Acquisitions Case	Consideration
$10.25 - $20.25	$11.00 - $24.25	$21.25

  Other Factors.

        In rendering its opinion, BofA Merrill Lynch also reviewed and considered other factors, including:

  •
  historical trading prices of Mac-Gray common stock during the ten-year period ended October 11, 2013;

  •
  historical average multiples of next twelve months EBITDA and LTM EBITDA less capital expenditures, since March 2010, of Mac-Gray and the selected public companies referred to above and comparisons of those historical average multiples with the multiples of Mac-Gray's next twelve months EBITDA as of September 30, 2013 (based on the Projections) and LTM EBITDA less capital expenditures as of June 30, 2013 implied by the consideration;

  •
  the 44% implied premium of the merger consideration of $21.25 to Mac-Gray's common stock price at the close of trading on October 11, 2013 of $14.72 and the 36% implied premium of the merger consideration to the high closing price of Mac-Gray's common stock for the 52-week period ended October 11, 2013; and

  •
  publicly available research analyst estimates for Mac-Gray.

  Miscellaneous

        As noted above, the discussion set forth above is a summary of the material financial analyses presented by BofA Merrill Lynch to the Special Committee in connection with its opinion and is not a comprehensive description of all analyses undertaken by BofA Merrill Lynch in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. BofA Merrill Lynch believes that its analyses summarized above must be considered as a whole. BofA Merrill Lynch further believes that selecting portions of its analyses and the factors considered or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying BofA Merrill Lynch's analyses and opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

        In performing its analyses, BofA Merrill Lynch considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of Mac-Gray and CSC. The estimates of the future performance of Mac-Gray and CSC in or underlying BofA Merrill Lynch's analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by BofA Merrill Lynch's analyses. These analyses were prepared solely as part of BofA Merrill Lynch's analysis of the fairness, from a financial point of view, of the merger consideration and were provided to the Special Committee in connection with the delivery of BofA Merrill Lynch's opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be BofA Merrill Lynch's view of the actual values of Mac-Gray or any of the Buyer Entities.

        The type and amount of merger consideration was determined through negotiations between Mac-Gray and CSC, rather than by any financial advisor, and was approved by the Special Committee and the Mac-Gray Board of Directors. The decision to enter into the merger agreement was solely that of the Special Committee and the Mac-Gray Board of Directors. As described above, BofA Merrill Lynch's opinion and analyses were only one of many factors considered by the Special Committee in its evaluation of the proposed merger and should not be viewed as determinative of the views of the Special Committee, the Mac-Gray Board of Directors or management with respect to the merger or the merger consideration.

        Mac-Gray has agreed to pay BofA Merrill Lynch for its services in connection with the merger an aggregate fee currently estimated to be approximately $8.1 million, $0.75 million of which was payable upon delivery of its opinion and the balance of which is contingent upon the completion of the merger. Mac-Gray also has agreed to reimburse BofA Merrill Lynch for its expenses incurred in connection with BofA Merrill Lynch's engagement and to indemnify BofA Merrill Lynch, any controlling person of BofA Merrill Lynch and each of their respective directors, officers, employees, agents and affiliates against specified liabilities, including liabilities under the federal securities laws.

        BofA Merrill Lynch and its affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of their businesses, BofA Merrill Lynch and its affiliates invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in the equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of Mac-Gray, the Buyer Entities and certain of their respective affiliates.

        BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Mac-Gray and have received or in the future may receive compensation for the rendering of these services, including in the past two years (i) having acted or acting as administrative agent, collateral agent, sole lead arranger, and sole bookrunner for, and a lender (including a letter of credit lender and a swing line lender) under, Mac-Gray's amended and restated senior secured credit agreement and (ii) having provided or providing certain treasury and trade management services and products to Mac-Gray. From January 1, 2011 through September 30, 2013, BofA Merrill Lynch and its affiliates derived aggregate revenues of approximately $3.8 million from Mac-Gray and its affiliates for commercial, corporate or investment banking services unrelated to the merger.

        In addition, BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Pamplona and certain of its affiliates and portfolio companies, including the Buyer Entities, and have received or in the future may receive compensation for the rendering of these services, including in the past two years (i) having acted or acting as a lender under various term loans and other credit facilities of certain of Pamplona's affiliates and portfolio companies, including certain of the Buyer Entities, (ii) having acted as manager or underwriter for one or more debt and/or equity offerings of certain of Pamplona's affiliates and portfolio companies, and (iii) having provided or providing certain treasury and trade management services and products to certain of Pamplona's affiliates and portfolio companies, including certain of the Buyer Entities. From January 1, 2011 through September 30, 2013, BofA Merrill Lynch and its affiliates derived aggregate revenues of approximately $2.2 million from the Buyer Entities, Pamplona and certain of its affiliates and portfolio companies identified to BofA Merrill Lynch by the Buyer Entities for commercial, corporate or investment banking services unrelated to the merger.

Projected Financial Information

        Our senior management does not as a matter of course make public projections as to future performance or earnings beyond the current fiscal year and generally does not make public projections for extended periods due to the unpredictability of the underlying assumptions and estimates. However, in connection with the exploration of strategic alternatives as described in this proxy statement, management prepared a set of financial projections (the Projections) for the remainder of 2013 and calendar years 2014 through 2018, and these Projections were provided to the Special Committee and BofA Merrill Lynch. We have included below these Projections concerning our total revenue, EBITDA, GAAP earnings per share and capital expenditures. The first set of Projections below—Management Financial Projections without Acquisitions—assumes that Mac-Gray makes no acquisitions of facilities management businesses, which we refer to as the Without Acquisitions Case. The second set of Projections below—Management Financial Projections with Acquisitions—assumes that Mac-Gray acquires, each year commencing in 2013, laundry facilities management businesses operating a total of between 10,000 and 26,000 machines, at certain prices and within Mac-Gray's existing geographies, which we refer to as the With Acquisitions Case.

        These Projections were developed from historical financial statements and did not give effect to any changes or expenses as a result of the merger or any other effects of the merger. The Projections included below were prepared solely for internal use and were not prepared with a view toward public disclosure or compliance with published guidelines of the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information or GAAP. The inclusion of this information should not be regarded as an indication that the Board, BofA Merrill

Lynch or any other recipient of this information considered, or now considers, it to be a reliable prediction of future results. Our independent registered certified public accounting firm, McGladrey LLP, has neither examined nor compiled this prospective financial information and, accordingly, McGladrey LLP does not express an opinion or any other form of assurance with respect to this information. None of us, BofA Merrill Lynch, the Buyer Entities, any of our or their respective affiliates or any other person assumes any responsibility for the validity, reasonableness, accuracy or completeness of the Projections described below.

        Furthermore, while presented with numerical specificity, the Projections necessarily are based on numerous assumptions, many of which are beyond our control and difficult to predict, including with respect to industry performance, competitive factors, industry consolidation, general business, economic, regulatory, market and financial conditions, as well as matters specific to our business, such as lease renewal rates, vend prices and vacancy rates, which assumptions may not prove to have been, or may no longer be, accurate. The Projections do not take into account any circumstances or events occurring after the date they were prepared, including the October 15, 2013 announcement of the merger agreement. In addition, the Projections do not take into account the effect of any failure of the merger to occur and should not be viewed as accurate or continuing in that context or otherwise.

        The Projections were prepared in June 2013 in the context of the business, economic, regulatory, market and financial conditions that existed at that time, and have not been updated to reflect revised prospects for our business, changes in general business, economic, regulatory, market and financial conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the projections were prepared. The Projections are not necessarily indicative of future performance, which may be significantly more favorable or less favorable than as set forth below. The Projections cover multiple years, and such information by its nature becomes less reliable with each successive year. They should not be utilized as public guidance and will not be provided in the ordinary course of our business in the future.

        For the foregoing and other reasons, readers of this proxy statement are cautioned that the inclusion of the Projections in this proxy statement should not be regarded as a representation or guarantee that the targets will be achieved and that they should not rely on the Projections. The Projections constitute forward-looking statements and are subject to risks and uncertainties that could cause actual results to differ materially from the results projected in such projections, including, but not limited, to general economic conditions, changes in multi-housing vacancy rates and our ability to renew long-term customer contracts. See also the section entitled "Special Note Regarding Forward-Looking Statements" in this proxy statement.

  Management Financial Projections without Acquisitions
  ($ in millions, except earnings per share)

	2013 Forecast	2014 Projection	2015 Projection	2016 Projection	2017 Projection	2018 Projection
Total Revenue	$333	$348	$364	$382	$401	$423
EBITDA(1)	$71	$79	$85	$92	$99	$107
GAAP Earnings per share(2)	$0.80	$1.20	$1.41	$1.57	$1.78	$2.02
Capital Expenditures(3)	$42	$43	$45	$44	$46	$50

(1)
Defined as GAAP operating income plus depreciation, amortization and non-recurring items and is post stock-based compensation.

(2)
GAAP earnings per share adjusted for non-recurring items.

(3)
Capital expenditures include incentive payments.

  Management Financial Projections with Acquisitions
  ($ in millions, except earnings per share)

	2013 Forecast	2014 Projection	2015 Projection	2016 Projection	2017 Projection	2018 Projection
Total Revenue	$344	$381	$413	$440	$470	$501
EBITDA(1)	$75	$87	$99	$109	$122	$134
GAAP Earnings per share(2)	$0.90	$1.29	$1.62	$1.84	$2.25	$2.59
Capital Expenditures(3)	$59	$85	$73	$60	$62	$66

(1)
Defined as GAAP operating income plus depreciation, amortization and non-recurring items and is post stock-based compensation.

(2)
GAAP earnings per share adjusted for non-recurring items.

(3)
Capital expenditures include incentive payments.

Interests of Mac-Gray's Directors and Executive Officers in the Merger

        In considering the recommendation of our Board of Directors with respect to the merger agreement and the merger, you should be aware that Mac Gray's executive officers and directors have economic interests in the merger that are different from, or in addition to, those of Mac-Gray stockholders generally. These interests may create potential conflicts of interest. Our Board of Directors was aware of and considered these interests, among other matters, in reaching its decision to approve, and declare advisable, the merger agreement and the merger. The material interests are summarized below.

Equity-Based Awards

        The following table identifies for each of our executive officers and directors the number of shares subject to his or her outstanding equity awards (stock options and restricted stock units), the weighted average exercise price, if any, of all equity awards and the value of such equity awards in the merger. All equity awards, including those held by our executive officers and directors, will be cashed out in connection with the merger. The following table assumes that the closing of the merger occurs on March 1, 2014 and that no options are exercised, no restricted stock units are settled or forfeited and no dividends are paid with respect to the common stock between the date hereof and the closing of the merger.

	Vested Options			Unvested Options
							Restricted Stock Units
	Aggregate Number of Shares Subject to Outstanding Vested Options (#)			Aggregate Number of Shares Subject to Outstanding Unvested Options (#)
Executive Officers		Weighted Average Exercise Price ($)	Aggregate Vested Option Payment ($)(1)		Weighted Average Exercise Price ($)	Aggregate Unvested Option Payment ($)(1)	Number of Units (#)	Aggregate Restricted Stock Unit Payment ($)(2)
Stewart G. MacDonald, Jr.	581,020	10.76	6,092,134	93,014	12.62	802,619	69,901	1,485,396
Chief Executive Officer
Michael J. Shea	283,533	10.58	3,024,186	44,282	12.62	382,110	33,284	707,285
Executive Vice President, Chief Financial Officer, Treasurer
Philip Emma	149,741	10.61	1,593,660	40,617	12.63	350,014	26,041	553,371
Executive Vice President, Chief Operations Officer
Neil F. MacLellan, III	179,130	10.65	1,899,184	23,910	12.62	206,320	17,977	382,011
Executive Vice President
Robert J. Tuttle	129,055	10.72	1,358,956	18,056	12.62	155,805	13,573	288,426
Executive Vice President, Technology and Information Systems
Sheffield J. Halsey, Jr.	78,890	11.23	790,264	16,020	12.62	138,212	11,947	253,874
Executive Vice President, Chief Marketing Officer
Linda A. Serafini	83,221	10.92	859,318	8,051	12.62	69,472	6,345	134,831
Vice President, General Counsel, Secretary
Non-Employee Directors
Thomas E. Bullock	55,254	10.65	584,548	—	—	—	8,975	190,719
Paul R. Daoust	5,000	13.98	36,350	—	—	—	7,572	160,905
James E. Hyman	—	—	—	5,000	14.00	36,250	—	—
William F. Meagher	17,716	11.94	164,943	—	—	—	8,975	190,719
Bruce A. Percelay	5,000	12.90	41,750	—	—	—	4,356	92,565
Alastair G. Robertson	9,540	9.73	109,886	—	—	—	8,975	190,719
Michael M. Rothenberg	—	—	—	5,000	14.00	36,250	—	—

(1)
The amounts included in the column are equal to (i) the aggregate number of shares subject to the option multiplied by (ii) the positive difference between the per share merger consideration of $21.25 per share and the weighted average exercise price of the options.

(2)
The amounts included in this column are equal to the (i) number of restricted stock units multiplied by (ii) the per share merger consideration of $21.25.

Executive Severance Agreements

        Mac-Gray has previously entered into Executive Severance Agreements (or the Severance Agreements) with each of our executive officers, which provide for severance payments and benefits in the event of a qualifying termination of employment following a "change in control" (as defined in the Severance Agreements) of Mac-Gray. The terms of the Severance Agreements provide that if the executive officer's employment is terminated within 24 months following a change in control of Mac-Gray (i) by Mac-Gray for any reason other than termination by Mac-Gray for cause or by reason of death or disability) or (ii) by the executive officer for "good reason" (as defined in the applicable Severance Agreement), then the executive officer will receive:

  •
  a lump sum severance payment equal to two times (2.99 for the Chief Executive Officer) the sum of (i) the executive officer's average annual base salary over the three fiscal years immediately prior to the terminating event (or the executive officer's annual base salary in effect immediately prior to the change in control, if higher) and (ii) the executive officer's average annual bonus over the three fiscal years immediately prior to the change in control (or the executive officer's annual bonus for the last fiscal year immediately prior to the change in control, if higher);

  •
  continuation of certain benefits, including, without limitation, health, dental and life insurance on the same terms and conditions as though the executive officer had remained an active employee for the 24-month (or 36-month for the Chief Executive Officer) severance period; and

  •
  payment by Mac-Gray of all reasonable legal and arbitration fees and expenses incurred by the executive officer in obtaining or enforcing any right or benefit provided by the Severance Agreement, except in cases involving frivolous or bad faith litigation.

        For quantitative disclosure of the change in control severance payments that may be made to the named executive officers of Mac-Gray as a result of the merger upon the occurrence of a change of control termination, see "Golden Parachute Compensation for Mac-Gray Named Executive Officers" Below.

Golden Parachute Compensation for Mac-Gray Named Executive Officers

        The table below sets forth an estimate of the approximate values of golden parachute compensation that may become payable to our named executive officers in connection with the merger as described in this proxy statement. The table assumes the closing of the merger occurs on March 1, 2014, and that a terminating event (as defined in the Severance Agreements) occurs immediately following the closing of the merger. If the merger were to close, and the associated terminations of employment were to occur, on a date other than March 1, 2014, certain amounts paid to the executive officers may be higher or lower than the amounts shown in the table. The table below does not include reasonable legal and arbitration fees and expenses that may incurred by the named executive officer in obtaining or enforcing any right or benefit provided by the Severance Agreement, as such amounts, if any, are not determinable at this time. The information in the "Equity" column below is based on the merger consideration of $21.25 per share.

Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)
Stewart G. MacDonald, Jr.	2,832,630	8,380,149	73,578	11,286,357
Michael J. Shea	1,272,292	4,113,582	32,560	5,418,434
Philip Emma	1,286,800	2,497,045	40,011	3,599,312	(4)
Neil F. MacLellan, III	981,374	2,487,515	43,068	3,511,957
Robert J. Tuttle	864,638	1,803,187	24,265	2,692,090

(1)
Represents the estimated lump sum cash severance payable under the Severance Agreements with each of the named executive officers. Amounts listed are payable only if a "termination event" (as defined in the Severance Agreements) occurs with respect to the named executive officer within 24 months of the merger. Such amounts are calculated based on each named executive officer's projected bonus for the year ending December 31, 2013, and the actual amounts of such bonuses may be higher or lower than the projected amounts. See "Executive Severance Agreements" above.

(2)
Pursuant to the terms of the merger agreement, all equity awards will be cashed out in connection with the merger. The amounts listed in this column include (i) $802,619 attributable to unvested stock options, $1,485,396 attributable to unvested restricted stock units and $6,092,134 attributable to vested stock options held by Mr. MacDonald, (ii) $382,110 attributable to unvested stock options, $707,285 attributable to unvested restricted stock units and $3,024,186 attributable to vested stock options held by Mr. Shea, (iii) $350,014 attributable to unvested stock options, $553,371 attributable to unvested restricted stock units and $1,593,660 attributable to vested stock options held by Mr. Emma, (iv) $206,320 attributable to unvested stock options, $382,011 attributable to unvested restricted stock units and $1,899,184 attributable to vested stock options held by Mr. MacLellan and (v) $155,805 attributable to unvested stock options, $288,426 attributable to unvested restricted stock units and $1,358,956 attributable to vested stock options held by Mr. Tuttle. The amounts in this column assume that no options will be exercised, no restricted stock units will be settled or canceled and no dividends are paid with respect to the common stock between the date hereof and the closing of the merger.

(3)
Represents amounts for continuation of certain benefits pursuant to the terms of the Severance Agreements with each of the named executive officers. The amounts in this column include (i) $57,777.08 for health and dental benefits and $15,801 for life insurance benefits for Mr. MacDonald, (ii) $24,829.90 for health and dental benefits and $7,730 for life insurance benefits for Mr. Shea, (iii) $37,946.06 for health and dental benefits and $2,064.00 for life insurance benefits for Mr. Emma, (iv) $37,946.06 for health and dental benefits and $5,121.00 for life insurance benefits for Mr. MacLellan and (v) $22,201.22 for health and dental benefits and $2,064.00 for life insurance benefits for Mr. Tuttle. Amounts listed are payable only if a termination event occurs with respect to the named executive officer within 24 months of the merger. See "Executive Severance Agreements" above.

(4)
The Severance Agreements provide that in the event that any compensation, payment or distribution by Mac-Gray to or for the benefit of the named executive officer would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, then the benefits payable under the Severance Agreements will be reduced to the extent necessary so that the payments and benefits will not be subject to the excise tax imposed by Section 4999 of the Code (however, under the Severance Agreement with Mr. MacDonald, such reduction will not be imposed if Mr. MacDonald would receive higher net proceeds after receiving the full amount of benefits payable under the Severance Agreement reduced by the sum of (i) the excise tax described above and (ii) the total federal state and local income taxes payable on the benefits payable under the Severance Agreement that are in excess of Mr. MacDonald's base amount, as defined in Section 280G of the Code and the regulations thereunder). As a result, assuming that all of the payments and benefits described above become payable to Mr. Emma in connection with the merger and assuming that Mr. Emma's 2013 compensation does not change from the estimated amount, Mr. Emma's payments will be reduced by an estimated amount equal to $224,544 and therefore the amount listed for Mr. Emma in the "Total" column has been reduced by such amount.

Director and Officer Indemnification and Insurance

        For a period of six years after the effective time of the merger, Parent is required to, or to cause the surviving corporation to, maintain officers' and directors' liability insurance, which we refer to as D&O insurance, with respect to acts or omissions occurring prior to the effective time of the merger covering each such person currently covered by Mac-Gray's D&O insurance policy, subject to the following sentence, on terms with respect to coverage and amount no less favorable than Mac-Gray's D&O insurance in effect on the date of the merger agreement. In satisfying the foregoing obligation, neither Parent nor the surviving corporation will be required to pay annual premiums for insurance in excess of 250% of the aggregate premiums paid by Mac-Gray in the last fiscal year prior to the effective date of the merger agreement, which we refer to as the current premium. If the premiums for such insurance would at any time exceed 250% of the current premium, the surviving corporation will cause to be maintained policies of insurance that, in the surviving corporation's good faith judgment, provide the maximum coverage available at an annual premium equal to 250% of the current premium. In satisfaction of the foregoing, Mac-Gray may obtain prepaid policies prior to the effective time of the merger for, unless otherwise agreed to by Parent, an aggregate amount not in excess of 250% of the current premium, which policies provide the covered persons with D&O insurance coverage for an aggregate period of six years with respect to claims arising from facts or events that occurred on or before the effective time of the merger, including in respect of the transactions contemplated by the merger agreement so long as the material terms of such prepaid policies including coverage and amount are no more favorable in the aggregate to such directors and officers than the insurance coverage otherwise required. If prepaid policies have been obtained prior to the effective time of the merger, the surviving corporation will maintain such policies in full force and effect for their full term and continue to honor the obligations under such policies.

        From and after the effective time of the merger, the surviving corporation will indemnify each individual who at the effective time of the merger is, or at any time prior to the effective time of the merger was, a director or officer of Mac-Gray or its Subsidiaries, which we refer to as the indemnified parties with respect to all claims losses, damages, judgments, fines, penalties, costs (including amounts paid in settlement or compromise) and expenses (including fees and expenses of legal counsel) in connection with any proceeding whenever asserted, based on or arising out of, in whole or in part, (1) the fact that an indemnified party was a director or officer of Mac-Gray or a subsidiary of Mac-Gray or (2) acts or omissions by an indemnified party in the indemnified party's capacity as a director, officer, employee or agent of Mac-Gray or such subsidiary or taken at the request of Mac-Gray or such subsidiary (including in connection with serving at the request of Mac-Gray or such subsidiary as a director, officer, employee, agent, trustee or fiduciary of any other person (including any employee benefit plan)), in each case under (1) or (2), at, or at any time prior to, the effective time of the merger to the fullest extent permitted under applicable law.

        From and after the effective time of the merger, the surviving corporation is required to fulfill and honor in all respects the obligations of Mac-Gray and its subsidiaries pursuant to (1) each indemnification agreement in effect between Mac-Gray or any of its subsidiaries and any indemnified parties as of the date of the merger agreement, and (2) any indemnification provision and any exculpation provision set forth in Mac-Gray's certificate of incorporation or bylaws as in effect on the date of the merger agreement. Parent's and the surviving corporation's obligations under the foregoing clauses will continue in full force and effect for a period of six years from the effective time of the merger.

        If Parent, the surviving corporation or any of its successors or assigns consolidates with or merges into any other person or entity and is not the continuing or surviving corporation of such consolidation or merger, or transfers or conveys all or substantially all of its properties and assets to any person or entity, then proper provisions will be made so that the successors and assigns of Parent or the surviving corporation, as the case may be, will assume all of the indemnification obligations described above.

        The obligations of Parent and the surviving corporation as described in the four immediately preceding paragraphs will not be terminated or modified in any manner so as to adversely affect the rights of any indemnified party or their respective successors, heirs and legal representatives without the written consent of such indemnified party unless such termination or modification is required by applicable law.

Financing of the Merger

        The merger agreement does not contain any condition to the obligations of the Buyer Entities or Merger Subsidiary relating to the receipt of financing by the Buyer Entities. Parent has made available for purposes of funding the merger consideration an aggregate of $594 million of capital (the Pamplona commitment amount), which is committed pursuant to the Pamplona commitment letter delivered to the Buyer Entities by Pamplona Capital Partners III, L.P. dated as of October 14, 2013.

        The commitment amount will be used by the Buyer Entities to fund the merger consideration at closing (including as a result of a judgment of specific performance) and any other payments to be made by the Buyer Entities or Mac-Gray at closing, and all associated costs and expenses of the merger for which the Buyer Entities are responsible, which we refer to as the closing funding obligations. In addition, Pamplona and the Buyer Entities will be jointly and severally liable for any amounts that may be owed by the Buyer Entities with respect to any breach of the merger agreement, including the Parent Termination Fee or any payment of monetary damages awarded to Mac-Gray, provided that Pamplona's liability for such damages will not exceed $50 million, which we refer to as the damages amount (provided further that the liability of Buyer Entities shall be unlimited). Mac-Gray is an express third party beneficiary of the Pamplona commitment letter.

        The obligation of Pamplona to fund the closing funding obligations is conditioned upon (a) all conditions to the obligations of Parent and Merger Subsidiary set forth in the merger agreement having been satisfied or waived as of the date of the closing pursuant to the terms of the merger agreement (other than those conditions that by their nature cannot be satisfied until the closing and that would be satisfied assuming the Closing would occur); or (b) Mac-Gray obtaining, as contemplated in the merger agreement, an award of specific performance by a court of competent jurisdiction in a final non-appealable judgment requiring Parent to effect the closing, or other equitable remedy to specifically enforce the obligations of Parent and Merger Subsidiary to effect the closing on the terms set forth in the merger agreement.

        The obligation of Pamplona to pay all or any portion of the damages amount is conditioned upon any of the following having occurred: (a) following termination of the merger agreement (other than a termination upon which the Parent termination fee is due, which is summarized in clause (b) of this paragraph), Mac-Gray's having obtained in an award by a court of competent jurisdiction in a final non-appealable judgment monetary damages against Parent or Merger Subsidiary as permitted by the terms of the merger agreement or (b) the termination of the merger agreement such that the Parent termination fee and any related amounts become payable to Mac-Gray (provided, in such case, Pamplona will not be required to fund or pay any amounts in excess of the Parent termination fee plus any other amounts due and payable to Mac-Gray pursuant to the merger agreement). The amount payable by Pamplona pursuant to the foregoing sentence will be reduced dollar for dollar by the amount actually paid to Mac-Gray by any Buyer Entity or Merger Subsidiary in satisfaction thereof.

        Subject to the exception at the end of this sentence, Mac-Gray's remedies against Pamplona with respect to the Pamplona commitment amount and the obligations summarized above are the exclusive remedies available to Mac-Gray and its affiliates against Pamplona in respect of any liabilities or obligations arising under, or in connection with, the merger agreement or the transactions contemplated thereby, or in respect of any oral representations made in connection therewith, including in the event Parent or Merger Subsidiary breaches its obligations under the merger agreement, whether or not any such breach is caused by Pamplona's breach of its obligations under the Pamplona commitment letter, except for the right of Mac-Gray to enforce its rights thereunder in accordance with the terms thereof, including, without limitation, specifically enforcing the provisions of the Pamplona commitment letter to cause Pamplona to fund the Pamplona commitment amount to permit the closing of the merger to occur subject to and in accordance with the terms and conditions of the merger agreement and the Pamplona commitment letter.

Delisting and Deregistration of Mac-Gray Common Stock

        If the merger is completed, Mac-Gray common stock will be removed from listing on the New York Stock Exchange and deregistered under the Exchange Act and we will no longer file periodic reports with the SEC.

THE MERGER AGREEMENT

        The summary of the material provisions of the merger agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A and which we incorporate by reference into this document. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We encourage you to read the merger agreement carefully in its entirety.

 The Merger

        The merger agreement provides that, subject to the terms and conditions of the merger agreement and in accordance with Delaware law, at the effective time of the merger, Merger Subsidiary will merge with and into Mac-Gray. As a result of the merger, Mac-Gray will be the surviving corporation, the separate corporate existence of Merger Subsidiary will cease and Mac-Gray will continue as a wholly-owned subsidiary of Parent. As the surviving corporation, Mac-Gray will possess the rights, powers, privileges, immunities and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of Mac-Gray and Merger Subsidiary, all as provided under Delaware law.

        The closing of the merger will occur as soon as practicable but in any event within two business days after satisfaction or, to the extent permitted by the terms of the merger agreement, waiver of all of the conditions set forth in the merger agreement and described under "—Conditions to the Merger" unless another time or date is agreed to in writing by the parties to the merger agreement.

        The merger will become effective when the certificate of merger has been duly filed with the Secretary of State of the State of Delaware or at such later time and date as agreed to by the parties in writing and specified in the certificate of merger. The merger is expected to be completed in the first half of 2014. However, the parties cannot predict the exact timing of the completion of the merger or whether the merger will be completed at an earlier or later time, as agreed by the parties, or at all.

The Merger Consideration and the Conversion of Capital Stock

        Immediately prior to the effective time of the merger, each share of Mac-Gray common stock outstanding immediately prior to the effective time of the merger will be canceled and converted into the right to receive $21.25 in cash, without interest, other than:

  •
  shares of Mac-Gray common stock owned by Mac-Gray as treasury stock or shares owned by any Buyer Entity, Merger Subsidiary or their wholly owned subsidiaries, which will be canceled, and no payment will be made with respect thereto; and

  •
  shares of Mac-Gray common stock held by a stockholder who has properly exercised, and has not failed to perfect, withdrawn or otherwise lost, appraisal rights in accordance with Delaware law.

        The price to be paid for each share of Mac-Gray common stock in the merger will be adjusted appropriately to reflect the effect of any change in the outstanding shares of capital stock of Mac-Gray, including by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, that occurs prior to the effective time of the merger.

        Each share of common stock of Merger Subsidiary outstanding immediately prior to the effective time of the merger will be converted into and become one fully paid, nonassessable share of common stock, par value $0.01 per share, of the surviving corporation with the same rights, powers and privileges as the shares so converted and will constitute the only outstanding shares of capital stock of the surviving corporation.

 Mac-Gray Equity-Based Awards

        Immediately prior to the effective time of the merger, and without any action on the part of the holders thereof, each Mac-Gray stock option, whether or not vested and exercisable, that is outstanding and unexercised immediately prior to the effective time of the merger, will be automatically converted into the right to receive from Parent or the surviving corporation immediately after the effective time of the merger an amount in cash equal to the product obtained by multiplying (i) the excess, if any, of $21.25 over the per share exercise price of such Mac-Gray stock option, by (ii) the aggregate number of shares of Mac-Gray common stock that were issuable upon exercise or settlement of such Mac-Gray stock option immediately prior to the effective time of the merger. If the exercise price per share of any Mac-Gray stock option equals or exceeds $21.25, the amount to be paid for such Mac-Gray stock option will be zero.

        Immediately prior to the effective time of the merger, and without any action on the part of the holders thereof each outstanding Mac-Gray restricted stock award or restricted stock unit under any Mac-Gray stock plans will become fully vested, will not be assumed by Parent or Merger Subsidiary in the merger and will be canceled and extinguished as of the effective time of the merger and, in exchange therefor, each former holder of any such restricted stock award or restricted stock unit will have the right to receive from Parent or the surviving corporation an amount in cash equal to the product obtained by multiplying (i) the maximum number of shares of Mac-Gray common stock subject to such restricted stock award or restricted stock unit by (ii) the $21.25. From and after the effective time of the merger, any Mac-Gray restricted stock award or restricted stock unit will no longer represent the right to receive shares of Mac-Gray common stock by the former holder thereof, but will only entitle such holder to the payment described above, if any.

Mac-Gray Employee Stock Purchase Plan

        As soon as practicable following the date of the merger agreement, but not later than the day immediately prior to the date on which the first offering period that is regularly scheduled to commence under the ESPP, after the date of the merger agreement is scheduled to commence, Mac-Gray will take all actions necessary or required under the ESPP and applicable law to (1) suspend the ESPP, (2) end the last offering period that commenced period to the date of the merger agreement on the earlier to occur of its regularly scheduled end date under the terms of the ESPP or three calendar days prior to the effective date of the merger, and (3) cause the ESPP to terminate as of the effective date of the merger such that no further rights will be granted or exercised under the ESPP thereafter.

Payment Procedures

        Prior to the effective time of the merger, Parent will appoint an exchange agent reasonably acceptable to Mac-Gray for the purpose of exchanging for the merger consideration the certificated and uncertificated shares of Mac-Gray common stock. At or prior to the effective time of the merger, Parent will deposit, or cause to be deposited, with the exchange agent the aggregate merger consideration to be paid in respect of the certificated and uncertificated shares of Mac-Gray common stock. To the extent such fund diminishes for any reason below the level required to make prompt payment of the merger consideration, Parent and the surviving corporation will promptly replace or restore the lost portion of such fund so as to ensure that it is, at all times, maintained at a level sufficient to make such payments.

        Each holder of shares of Mac-Gray common stock that have been converted into the right to receive the merger consideration will be entitled to receive the merger consideration in respect of their shares of Mac-Gray common stock upon (1) surrender to the exchange agent of a certificate, together with a duly completed and validly executed letter of transmittal and such other documents as may reasonably be requested by the exchange agent, or (2) receipt of an "agent's message" by the exchange agent (or such other evidence, if any, of transfer as the exchange agent may reasonably request) in the case of a book-entry transfer of uncertificated shares of Mac-Gray common stock. Until so surrendered or transferred, each such certificated or uncertificated share will represent after the effective time of the merger for all purposes only the right to receive such merger consideration. No interest will be paid or accrued on the cash payable upon the surrender or transfer of such certificated or uncertificated share.

        If any portion of the merger consideration is to be paid to a person other than the person in whose name the surrendered certificate or the transferred uncertificated share is registered, it will be a condition to such payment that (1) either such certificate will be properly endorsed or will otherwise be in proper form for transfer or such uncertificated share will be properly transferred and (2) the person requesting such payment will pay to the exchange agent any transfer or other tax required as a result of such payment to a person other than the registered holder of such certificate or uncertificated share or establish to the satisfaction of the exchange agent that such tax has been paid or is not payable.

        All merger consideration paid upon the surrender of certificated or uncertificated shares in accordance with the terms of the merger agreement will be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Mac-Gray common stock formerly represented by such certificated or uncertificated shares. From and after the effective time of the merger, there will be no further registration of transfers of shares of Mac-Gray common stock on the stock transfer books of the surviving corporation. If, after the effective time of the merger, certificated or uncertificated shares of Mac-Gray common stock are presented to the surviving corporation, they will be canceled and exchanged for the merger consideration in accordance with the procedures described in the two paragraphs immediately above.

        Any portion of the payment fund deposited with the exchange agent that remains unclaimed by the holders of shares of Company common stock twelve months after the effective time of the merger will be delivered to the surviving corporation, upon demand, and any such holder who has not exchanged shares of Mac-Gray common stock for the merger consideration in accordance with the merger agreement prior to that time will thereafter look only to Parent or the surviving corporation for payment of the merger consideration, without interest.

Mac-Gray Representations and Warranties

        The merger agreement contains representations and warranties made by Mac-Gray to Parent and Merger Subsidiary and representations and warranties made by Parent and Merger Subsidiary to Mac-Gray. The assertions embodied in those representations and warranties were made for purposes of the merger agreement and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the merger agreement, including information contained in confidential disclosure schedules that the parties exchanged in connection with signing the merger agreement. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of a specific date and are modified in important part by the underlying disclosure schedules. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters of fact. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in Mac-Gray's or Parent's public disclosures.

        In the merger agreement, Mac-Gray has made representations and warranties to Parent and Merger Subsidiary with respect to, among other things:

  •
  the due incorporation, valid existence, good standing and power of Mac-Gray;

  •
  its power and authority to enter into the merger agreement and to complete the transactions contemplated by the merger agreement and the enforceability of the merger agreement against Mac-Gray;

  •
  the required consents and approvals of governmental authorities in connection with the transactions contemplated by the merger agreement;

  •
  the absence of conflicts with, violations or defaults under Mac-Gray's governing documents, applicable laws or certain agreements as a result of entering into the merger agreement and the consummation of the merger;

  •
  its capitalization, including in particular the number of outstanding shares of Mac-Gray common stock and preferred stock, and the number of shares of common stock issuable upon the exercise of stock options, restricted stock units and other equity awards;

  •
  its subsidiaries and their due incorporation or organization, valid existence, good standing, power and authority;

  •
  its SEC filings since January 1, 2011, including financial statements contained in such filings, internal controls and compliance with the Sarbanes-Oxley Act of 2002;

  •
  conduct of business and absence of certain changes, except as contemplated by the merger agreement, including that there has not been any event, development or circumstance that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on Mac-Gray;

  •
  the absence of undisclosed material liabilities;

  •
  the absence of certain litigation;

  •
  Mac-Gray's and its subsidiaries' compliance with applicable legal requirements since January 1, 2011;

  •
  matters with respect to Mac-Gray's material contracts;

  •
  tax matters;

  •
  matters related to Mac-Gray's employee benefit plans and labor and employment matters;

  •
  matters related to Mac-Gray's insurance policies;

  •
  compliance with environmental laws and regulations;

  •
  intellectual property and information technology;

  •
  matters related to real property and the absence of encumbrances;

  •
  related party transaction matters;

  •
  compliance with the U.S. Foreign Corrupt Practices Act and other anti-corruption laws;

  •
  the absence of undisclosed brokers' fees and expenses; and

  •
  receipt by the Special Committee of a fairness opinion from BofA Merrill Lynch.

        Many of the representations and warranties in the merger agreement made by Mac-Gray are qualified by a "materiality" or "material adverse effect on Mac-Gray" standard (that is, they will not be deemed to be untrue or incorrect unless their failure to be true or correct, individually or in the aggregate, would, as the case may be, be material or have a material adverse effect on Mac-Gray). For purposes of the merger agreement, a "material adverse effect on Mac-Gray" means any effect, change, event, circumstance or occurrence that has a material adverse effect on (1) the business, assets, financial condition or results of operations of Mac-Gray and its subsidiaries, taken as a whole, or (2) the ability of Mac-Gray to consummate the transactions contemplated by the merger agreement.

        The definition of "material adverse effect on Mac-Gray" excludes any adverse effect resulting from or arising out of:

  (a)
  the announcement, pendency or consummation of the merger (including any loss of or adverse change in the relationship of Mac-Gray and its subsidiaries with their respective employees, contractors, customers, partners or suppliers as a result thereof);

  (b)
  the identity of Parent or any of its affiliates as the acquirer of Mac-Gray;

  (c)
  general economic, financial market or political conditions;

  (d)
  general conditions in or affecting the industry in which Mac-Gray and its subsidiaries operate or in any specific jurisdiction or geographical area in the United States or elsewhere in the world;

  (e)
  any changes (after the date of the merger agreement) in GAAP or applicable law (or interpretations thereof);

  (f)
  the taking of any specific action, or refraining from taking any specific action, in each case at the written direction of Parent or as expressly required by the merger agreement;

  (g)
  any suit, claim, action, charge, complaint, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, audit, examination or investigation threatened (in writing), asserted or commenced by, or on behalf of or in the name of, against or otherwise involving Mac-Gray, the Mac-Gray Board of Directors, any committee thereof and/or any of Mac-Gray's directors or officers relating directly or indirectly to the merger agreement, the merger or any of the transactions;

  (h)
  any acts of terrorism or war or any weather-related event, fire or natural disaster or any escalation thereof; or

  (i)
  any failure of Mac-Gray to meet internal or analysts' estimates or projections, performance measures, operating statistics or revenue or earnings predictions for any period or a decline in the price or trading volume of shares of Mac-Gray common stock (provided that the underlying causes of such failure or decline may be taken into account in determining whether a material adverse effect has occurred);

provided that, in the case of (c), (d), (e) or (h) above, such effect may be taken into account in determining whether or not there has been a material adverse effect on Mac-Gray if such effect has a materially disproportionate adverse effect on Mac-Gray as compared to other participants in Mac-Gray's industry.

        In the merger agreement, Parent and Merger Subsidiary made customary representations and warranties to Mac-Gray with respect to, among other things:

  •
  the due incorporation , valid existence and good standing of Parent and Merger Subsidiary, and the power of Parent and Merger Subsidiary;

  •
  the power and authority of each of Parent and Merger Subsidiary to enter into the merger agreement and to complete the transactions contemplated by the merger agreement and the enforceability of the merger agreement against each of Parent and Merger Subsidiary;

  •
  the required consents and approvals of governmental authorities in connection with the transactions contemplated by the merger agreement;

  •
  the absence of conflicts with, violations or defaults under Parent's or Merger Subsidiary's governing documents, applicable laws or certain agreements as a result of entering into the merger agreement and the consummation of the merger;

  •
  capitalization of Merger Subsidiary, including in particular the number of outstanding shares of Merger Subsidiary common stock;

  •
  that the vote or consent of Parent as the sole stockholder of Merger Subsidiary is the only vote or consent of the holders of any class or series of capital stock of Merger Subsidiary necessary to approve the merger agreement, which consent will be given immediately following the execution of the merger agreement;

  •
  the absence of certain litigation;

  •
  the sufficiency of funds to pay the merger consideration;

  •
  the absence of certain agreements with Mac-Gray's officers, directors or holders of Mac-Gray common stock (other than the voting agreements);

  •
  the absence of ownership of any Mac-Gray common stock by Parent and Merger Subsidiary; and

  •
  the absence of undisclosed brokers' fees and expenses.

        The representations and warranties contained in the merger agreement and in any certificate or other writing delivered pursuant to the merger agreement will not survive the effective time of the merger. This limit does not apply to any covenant or agreement of the parties which by its terms contemplates performance after the effective time of the merger.

        Certain of the representations and warranties in the merger agreement made by Parent and Merger Subsidiary are qualified by a "materiality" or "material adverse effect on Parent" standard (that is, they will not be deemed to be untrue or incorrect unless their failure to be true or correct, individually or in the aggregate, would, as the case may be, be material or have a material adverse effect on Parent). For purposes of the merger agreement, a "material adverse effect on Parent" means any effect, change, event, circumstance or occurrence that (1) would reasonably be expected to prevent or materially delay consummation of the merger or (2) materially impair or delay the ability of Parent or Merger Subsidiary to perform their respective obligations under the merger agreement.

Conduct of Mac-Gray's Business During the Pendency of the Merger

        Except for matters permitted or contemplated by the merger agreement, as required by applicable law or the rules or regulations of the New York Stock Exchange or undertaken with the prior written consent of Parent, from the date of the merger agreement until the effective time of the merger, Mac-Gray will, and will cause each of its subsidiaries to, conduct its business in the ordinary course, consistent with past practice, and use its commercially reasonable efforts to:

  •
  preserve intact its business organization and material assets;

  •
  keep available the services of its officers and key employees;

  •
  maintain in effect all of its material government authorizations; and

  •
  maintain satisfactory relationships with its customers, lenders, suppliers, licensors, licensees, distributors and others, in each case who have a material business relationship with Mac-Gray or any of its subsidiaries.

        In addition, except for matters permitted or contemplated by the merger agreement, as required by applicable law or the rules or regulations of the New York Stock Exchange or undertaken with the prior written consent of Parent, from the date of the merger agreement until the effective time of the merger, Mac-Gray will not, nor will it permit any of its subsidiaries to:

  •
  amend Mac-Gray's or any of its subsidiaries' certificate of incorporation, bylaws or other comparable charter or organizational documents (whether by merger, consolidation or otherwise);

  •
  establish a record date, declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock, property or otherwise) in respect of, or enter into any agreement with respect to the voting of, any capital stock of Mac-Gray or any of its subsidiaries, other than dividends and distributions by a direct or indirect wholly-owned subsidiary of Mac-Gray to Mac-Gray or any of its other wholly-owned subsidiaries (except distributions resulting from the vesting, settlement, exercise or terms of Mac-Gray stock options or restricted stock units or the ESPP) (provided that in connection with the execution of the merger agreement, Parent agreed that Mac-Gray be permitted to declare and pay quarterly cash dividends on shares of the Mac-Gray common stock, generally consistent with past practice, subject to the discretion of the Mac-Gray Board of Directors);

  •
  split, combine or reclassify any capital stock of Mac-Gray or any of its subsidiaries;

  •
  except as described below, issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for, shares of capital stock of Mac-Gray or any of its subsidiaries;

  •
  purchase, redeem or otherwise acquire any securities of Mac-Gray, except in accordance with the terms of Mac-Gray stock options or restricted stock units in effect as of the date of the merger agreement;

  •
  materially amend, modify or change of any term of any indebtedness of Mac-Gray or its subsidiaries;

  •
  issue, deliver, sell, grant, pledge, transfer, subject to any lien or otherwise encumber or dispose of any securities of Mac-Gray, other than:

  •
  the issuance of shares of Mac-Gray common stock upon the exercise of Mac-Gray stock options or restricted stock units that are outstanding as of the date of the merger agreement in accordance with the applicable equity award's terms; or

  •
  the issuance of shares of Mac-Gray common stock pursuant to the ESPP;

  •
  amend any term of any securities of Mac-Gray or any of its subsidiaries (whether by merger, consolidation or otherwise);

  •
  adopt a plan or agreement of, or resolutions providing for or authorizing, complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization with respect to Mac-Gray or any of its subsidiaries;

  •
  increase the salary, wages, benefits, bonuses or other compensation payable or to become payable to Mac-Gray's current or former directors or executive officers, except as permitted by the merger agreement;

  •
  hire any new employees, unless such hiring is in the ordinary course of business consistent with past practice and is with respect to employees having an annual base salary and incentive compensation opportunity not to exceed $100,000;

  •
  pay or agree to pay any pension, retirement allowance, termination or severance pay, bonus or other employee benefit not required by any existing Mac-Gray employee plan;

  •
  enter into or amend any employment contracts or any consulting, bonus, severance, retention, retirement or similar agreement, except for agreements for newly hired employees in the ordinary course of business consistent with past practice with an annual base salary and incentive compensation opportunity not to exceed $100,000;

  •
  except as required to ensure that Mac-Gray employee plan is not then out of compliance with applicable law, enter into or adopt any new, or materially increase benefits under or renew, amend or terminate any existing Mac-Gray employee plan or benefit arrangement or any collective bargaining agreement (other than annual renewals of benefit plans and arrangements in the ordinary course of business and consistent with past practice);

  •
  acquire any business, assets or capital stock of any person or entity or division of an entity, whether in whole or in part (and whether by purchase of stock, purchase of assets, merger, consolidation, or otherwise) other than the purchase of laundry machines and other equipment and assets acquired in the ordinary course of business consistent with past practice;

  •
  enter into or acquire any interest in any joint venture or similar agreement or arrangement;

  •
  sell, assign, lease, license, pledge, transfer, subject to any lien or otherwise abandon or dispose of any of its intellectual property, material assets or material properties or any material interest therein except (1) pursuant to existing contracts or commitments (except with respect to intellectual property unless permitted by the merger agreement), (2) nonexclusive licenses of intellectual property to its customers, contractors, partners or suppliers in the ordinary course of business consistent with past practice, (3) sales of inventory or used equipment or vehicles in the ordinary course of business consistent with past practice or (4) permitted liens incurred in the ordinary course of business consistent with past practice;

  •
  agree to any exclusivity, non-competition or similar provision or covenant restricting Mac-Gray, any of its subsidiaries or any of their respective affiliates, from competing in any line of business or with any person or in any area or engaging in any activity or business (including with respect to the marketing or distribution of their respective products or services);

  •
  agree to any exclusivity, non-competition or similar provision or covenant pursuant to which any benefit or right would be required to be given or lost as a result of so competing or engaging, or which would have any such effect on Parent or any of its affiliates after the effective date of the merger agreement;

  •
  make any material change to any accounting methods used by Mac-Gray, except for any such change required by generally accepted accounting principles (GAAP) or Regulation S-X promulgated under the Exchange Act;

  •
  incur or assume any indebtedness, except (1) for borrowings under Mac-Gray's current credit facilities in the ordinary course of business consistent with past practice or (2) in respect of indebtedness owing by any wholly owned subsidiary Mac-Gray to Mac-Gray or another wholly-owned subsidiary of Mac-Gray;

  •
  assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person (other than Mac-Gray or any of its wholly-owned subsidiaries);

  •
  make or change any material tax election, change any annual tax accounting period or adopt or change any material method of tax accounting, enter into any material closing agreement, tax sharing agreement or tax indemnity agreement, settle any material tax claim, audit or assessment, or surrender any right to claim a material tax refund;

  •
  other than in the ordinary course of business consistent with past practice, make or authorize any capital expenditures in an aggregate amount in excess of $1,000,000;

  •
  enter into any contract that would reasonably be expected to involve annual payments to or by Mac-Gray or any of its subsidiaries in excess of $50,000, which contains a change in control or similar provision that would be triggered in connection with the merger;

  •
  settle or compromise, or propose to settle or compromise, any claim or proceeding involving or against Mac-Gray or any of its subsidiaries, other than settlements or compromises involving only monetary payment by Mac-Gray or any of its subsidiaries in an amount not to exceed $250,000 individually or $1,000,000 in the aggregate;

  •
  except for amendments, terminations, or non-renewals in the ordinary course of business consistent with past practice that would not be material to Mac-Gray, modify amend, waive, fail to enforce (in each case, in any material respect), assign or terminate any material contract or enter into a contract that would be a material contract if entered into prior to the date of the merger agreement;

  •
  fail to make in a timely manner any filings with the SEC required under the Securities Act or the Exchange Act or the rules and regulations promulgated thereunder;

  •
  fail to maintain material leased property in the condition required under the applicable lease, ordinary wear and tear and damage by casualty or other repair or restoration that is not the obligation of Mac-Gray under the applicable lease excepted, and will not demolish or remove any of the existing improvements, or erect new improvements on material leased property or any portion thereof, other than as currently planned and except in the ordinary course of business;

  •
  amend or modify in any material respect, or extend, renew or terminate any lease, sublease, license or other agreement for the use or occupancy of any real property, or enter into any new lease, sublease, license or other agreement for the use or occupancy of any real property;

  •
  implement any employee layoffs that could implicate the WARN Act; or

  •
  authorize, commit or agree to take any of the actions described above.

Mac-Gray Stockholders Meeting

        Pursuant to the terms of the merger agreement and in accordance with applicable law and Mac-Gray's governing documents, Mac-Gray agreed to, as promptly as reasonably practicable after the date of the merger agreement, duly set a record date for, call, give notice of, convene and hold a special meeting of its stockholders, which we refer to as the special meeting, for the purpose of considering and taking action upon the adoption of the merger agreement by Mac-Gray stockholders.

        Unless the Mac-Gray Board of Directors has effected an adverse recommendation change, the Mac-Gray Board of Directors will use its reasonable best efforts to cause this proxy statement to be mailed to Mac-Gray stockholders and to solicit from Mac-Gray stockholders proxies in favor of the adoption and approval of the merger agreement and will take all other action necessary or advisable to secure the vote or consent of the Mac-Gray stockholders required by applicable law to effect the merger. Unless the Mac-Gray Board of Directors has effected an adverse recommendation change, the Mac-Gray Board of Directors will cause the board recommendation (as defined in the section entitled "Mac-Gray Board Recommendation") to be included in this proxy statement.

Non-Solicitation; Competing Acquisition Proposals

        Mac-Gray has agreed that neither Mac-Gray nor any of its subsidiaries will, nor will Mac-Gray authorize or knowingly permit any of its or its subsidiaries' directors, officers, employees, financial advisors, attorneys, accountants, consultants, agents and other authorized representatives (whom we refer to collectively as representatives) to, directly or indirectly, (1) solicit, initiate, knowingly facilitate or knowingly encourage any inquiries, proposals or offers that constitute or that would reasonably be expected to lead to, an acquisition proposal (as defined below), (2) engage in, continue or otherwise participate in any discussions or negotiations with any third parties regarding, or furnish to any third party information or data or provide any third party with access to the business, properties, assets, or personnel of Mac-Gray or any of its subsidiaries in connection with, for the purpose of encouraging or facilitating, or that could reasonably be expected to, lead to an acquisition proposal, (3) enter into any agreement, arrangement or understanding, including any letter of intent, memorandum of understanding, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or similar agreement with respect to an acquisition proposal or requiring Mac-Gray to abandon, terminate, breach or fail to consummate the transactions contemplated by the merger agreement or (4) resolve, propose or agree to do any of the foregoing. Mac-Gray also agreed to, and agreed to cause its subsidiaries and its or their respective representatives to, immediately cease and terminate any existing solicitation, encouragement, discussion or negotiation with any third party conducted prior to the date of the merger agreement with respect to any acquisition proposal and to request that all non-public information previously provided by or on behalf of Mac-Gray or any of its subsidiaries to any such third party be returned or destroyed.

        "Acquisition proposal" means any inquiry (in writing or otherwise), offer, proposal, or indication of interest from any third party relating to any transaction or series of related transactions involving (1) any acquisition or purchase by any third party, directly or indirectly, of 15% or more of any class of outstanding voting or equity securities of Mac-Gray or any of its subsidiaries, or any tender offer (including a self-tender) or exchange offer that, if consummated, would result in any third party beneficially owning 15% or more of any class of outstanding voting or equity securities of Mac-Gray or any of its subsidiaries, (2) any merger, amalgamation, consolidation, share exchange, business combination, joint venture or other similar transaction involving Mac-Gray or any of its subsidiaries, the business of which constitutes 15% or more of the consolidated net revenues, net income or assets of Mac-Gray and its subsidiaries, taken as a whole or (3) any liquidation, dissolution, recapitalization, extraordinary dividend or other significant corporate reorganization of Mac-Gray or any of its subsidiaries, the business of which constitutes 15% or more of the consolidated net revenues, net income or assets of Mac-Gray and its subsidiaries, taken as a whole.

        Notwithstanding the restrictions described above, if, prior to the adoption of the merger agreement by Mac-Gray stockholders, Mac-Gray receives an unsolicited bona fide acquisition proposal in writing from a third party that did not result from or arise out of a breach of the non-solicitation provisions of the merger agreement, that the Mac-Gray Board of Directors (acting upon the recommendation of the Special Committee) determines in good faith, after consultation with its outside legal counsel and financial advisor, constitutes, or would be reasonably likely to lead to a superior proposal (as defined in "Mac-Gray Board Recommendation") and the Mac-Gray Board of Directors determines in good faith, after consultation with its outside legal counsel and financial advisor that the failure to take such action would be reasonably likely to be inconsistent with the directors' fiduciary duties under applicable laws, then Mac-Gray may (1) furnish to such third party non-public information with respect to Mac-Gray and its subsidiaries to the third party and afford such third party access to the business, properties, assets and personnel of Mac-Gray and its subsidiaries and (2) enter into, maintain and participate in discussions or negotiations with such third party regarding such acquisition proposal or otherwise cooperate with or assist or participate in, or facilitate, any such discussions or negotiations, but in each case under the preceding clauses (1) and (2), Mac-Gray (x) will not, and will not permit its subsidiaries or its or their representatives to, furnish any non-public information except pursuant to an acceptable confidentiality agreement, and (y) will promptly (but in any event within 24 hours of provision thereof to any third party) provide to Parent any material non-public information concerning Mac-Gray or its subsidiaries or access provided to such third party which was not previously provided to Parent. Mac-Gray will not provide any commercially sensitive non-public information to any competitor in connection with the actions permitted by this provision, except in a manner consistent with Mac-Gray's past practices in dealing with the disclosure of such information in the context of considering acquisition proposals prior to the date of the merger agreement and subject to any limitations placed on Parent, Merger Subsidiary and/or their representatives with respect to such information in connection with the transactions contemplated by the merger agreement.

        Mac-Gray is required to notify Parent promptly (and in no event later than 24 hours) if any proposals or offers with respect to an acquisition proposal are received, any non-public information is requested from or any discussions or negotiations are sought to be initiated or continued with, Mac-Gray, any of its subsidiaries or any of its representatives. This notice is required to contain the identity of the third party (unless Mac-Gray is prohibited from disclosing such identity pursuant to a contractual obligation with such third party existing as of the date of the merger agreement) and a copy of the written acquisition proposal (or, if oral, the material terms and conditions of the acquisition proposal).

        Commencing upon the provision of any notice referred to above, Mac-Gray must keep Parent reasonably informed on a reasonably current basis of the status of (and in any event within 24 hours of any material developments, discussions or negotiations regarding) any such acquisition proposal, and the material terms and conditions thereof (including any change in price or form of consideration). Mac-Gray will also provide to Parent a copy of documentation, correspondence and any other written material (but only to the extent such documentation, correspondence or other written material contains any financial terms, conditions or other material terms relating to any acquisition proposal) that is exchanged between the third party (or its representatives) making such acquisition proposal and Mac-Gray (or its representatives) within 24 hours after the exchange thereof.

        Mac-Gray has agreed not to release or permit the release of any person or entity from, or to waive or permit the waiver or termination of any provision of, any confidentiality, "standstill" or similar agreement (or any standstill or confidentiality provision of any other contract or agreement) to which any of Mac-Gray or any of its Subsidiaries is a party or any "moratorium," "control share acquisition," "fair price," "interested stockholder," "affiliate transaction," "business combination" or other antitakeover applicable law, which we refer to as a standstill release/waiver, (other than to the extent the Mac-Gray Board of Directors or any committee thereof determines in good faith, after consultation with its financial advisor and outside legal counsel, that failure to provide a standstill release/waiver would be reasonably likely to be inconsistent with the directors' fiduciary duties under applicable law and that such standstill release/waiver could reasonably be expected to lead to a superior proposal) and Mac-Gray will use its reasonable best efforts to enforce or cause to be enforced to the fullest extent permitted by applicable law each such agreement.

Mac-Gray Board Recommendation

        In connection with the Mac-Gray Board of Director's recommendation to the Mac-Gray stockholders of the adoption and approval of the merger agreement, which we refer to as the Mac-Gray recommendation, and subject to the provisions described below, the merger agreement provides that neither the Mac-Gray Board of Directors nor any committee of the Board of Directors will:

  •
  fail to make, withdraw, amend or modify, or publicly propose to withhold, withdraw, amend or modify, in any manner adverse to the transactions contemplated by the merger agreement, Parent or Merger Subsidiary, the Mac-Gray recommendation;

  •
  adopt or recommend, or publicly propose to adopt or recommend, an acquisition proposal or superior proposal;

  •
  fail to recommend against acceptance of any tender offer or exchange offer for shares of Mac-Gray common stock within ten business days after the commencement of such offer;

  •
  approve or recommend, or publicly propose to approve or recommend, or cause or permit Mac-Gray or any of its subsidiaries to execute or enter into any alternative acquisition agreement (other than a confidentiality agreement);

  •
  fail to include the Mac-Gray recommendation to adopt and approve the merger agreement in this proxy statement;

  •
  fail to publicly reaffirm the Mac-Gray recommendation to adopt and approve the merger agreement within three business days after receipt of a written request by Parent to provide such affirmation following public disclosure of an acquisition proposal other than an acquisition proposal made pursuant to a commenced tender offer or exchange offer; or

  •
  resolve or publicly propose to take any of the foregoing actions.

        We refer to each of the foregoing actions as an adverse recommendation change.

        Notwithstanding anything to the contrary contained in the merger agreement, prior to the adoption of the merger agreement by the Mac-Gray stockholders, the Mac-Gray Board of Directors may, if the Mac-Gray Board of Directors (acting upon the recommendation of the Special Committee) determines in good faith, after consultation with its outside legal counsel and financial advisor, that the failure to do so would be reasonably likely to be inconsistent with the directors' fiduciary duties under applicable law, (1) make an adverse recommendation change in response to either a superior proposal received after the date of the merger agreement or any material fact, event, change, development or circumstances occurring or arising after the date of the merger agreement not known or reasonably foreseeable by the Mac-Gray Board of Directors as of the date of the merger agreement, which fact becomes known to Mac-Gray Board of Directors prior to the Mac-Gray stockholder approval (other than the receipt, existence or terms of an acquisition proposal, or any inquiry, indication of interest, proposal or offer that could reasonably be expected to lead to an acquisition proposal, or the consequences thereof), which we refer to as an intervening event, or (2) cause Mac-Gray to terminate the merger agreement and to authorize and simultaneously to enter into an alternative acquisition agreement concerning a transaction that constitutes a superior proposal, subject to the provisions described below.

        In addition, the Mac-Gray Board of Directors will not make an adverse recommendation change or terminate the merger agreement unless Mac-Gray first takes the following actions:

  •
  Mac-Gray provides written notice to Parent at least four business days in advance of its intention to make an adverse recommendation change or terminate the merger agreement with respect to a superior proposal and specifies the reasons therefor, including the material terms and conditions of, and identifying the third party making, such superior proposal and a copy of all relevant transaction documents (and Mac-Gray provides written notice to Parent at least two business days in advance with respect to any amendment to the financial terms or any other material term of such superior proposal); and

  •
  during the notice period, Mac-Gray will and will cause its representatives to (1) negotiate with Parent in good faith to make such adjustments in the terms and conditions of the merger agreement so that the acquisition proposal is no longer a superior proposal and (2) permit Parent and Parent's representatives to make a presentation to Mac-Gray Board of Directors regarding the merger agreement and any adjustments with respect thereto, and at the end of such notice period, the Mac-Gray Board of Directors (acting upon the recommendation of the Special Committee) again makes the determination in good faith after consultation with its outside legal counsel and financial advisor, that the failure to make an adverse recommendation change or authorize the termination of the merger agreement would be reasonably likely to be inconsistent with its fiduciary duties under applicable law, and after taking into account any adjustment or modification to the terms of the merger agreement proposed by Parent, that the acquisition proposal continues to be a superior proposal.

        None of Mac-Gray, the Mac-Gray Board of Directors or any committee of the Mac-Gray Board of Directors will enter into any agreement with any third party to limit or not to give prior notice to Parent of its intention to effect an adverse recommendation change or to terminate the merger agreement in light of a superior proposal.

        "Superior proposal" means any bona fide written acquisition proposal that the Mac-Gray Board of Directors determines in good faith, after consultation with its outside legal counsel and financial advisor, taking into account, among other things, the legal, financial, regulatory, and other aspects of the acquisition proposal and the third party making the acquisition proposal, including the form of consideration, financing terms (and certainty of financing) thereof and the likelihood of consummation (in each case, if applicable, taking into account any revisions to the merger agreement or the Pamplona commitment letter made or proposed in writing by Parent prior to the time of determination), which, if consummated, would result in a transaction that is more favorable to Mac-Gray stockholders (solely in their capacity as such) from a financial point of view than the merger (after taking into account the expected timing and risk and likelihood of consummation). For purposes of the definition of superior proposal, the references to "15% or more" in the definition of acquisition proposal shall be deemed to be references to "more than 50%".

        The Mac-Gray Board of Directors (acting upon the recommendation of the Special Committee) also may, in response to an intervening event, make an adverse recommendation change if:

  •
  Mac-Gray provides written notice to Parent at least four business days in advance of its intention to make an adverse recommendation change and specifies the facts underlying the determination that an intervening event has occurred and the reason for the adverse recommendation change;

  •
  during the four business day period, if requested by Parent, Mac-Gray negotiates in good faith with Parent to amend the merger agreement and the Pamplona commitment letter in such a manner that obviates the need for an adverse recommendation change; and

  •
  within the four business day period, the Mac-Gray Board of Directors (acting upon the recommendation of the Special Committee) determines in good faith, taking into consideration any amendments to the merger agreement and the capital commitment letter proposed by Parent (after consultation with its outside legal counsel and financial advisor), that the failure to effect an adverse recommendation change would be reasonably likely to be inconsistent with the directors' fiduciary duties under applicable law.

Any material change to the facts and circumstances relating to such intervening event requires a new notice and Mac-Gray will be required to comply again with the requirements above.

        The merger agreement does not prohibit Mac-Gray from (1) taking and disclosing a position contemplated by Rule 14d-9, Rule 14e-2(a) or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or (2) making any disclosure to Mac-Gray stockholders if, in the good faith judgment of the Mac-Gray Board of Directors (acting upon the recommendation of the Special Committee), after consultation with outside legal counsel, the failure to do so would be inconsistent with the directors' fiduciary duties under applicable law or any disclosure requirements under applicable law. For purposes of the merger agreement, a factually accurate public statement by Mac-Gray that describes Mac-Gray's receipt of an acquisition proposal and the operation of the merger agreement with respect thereto, or any "stop, look and listen" communication by the Mac-Gray Board of Directors pursuant to Rule 14d-9(f) of the Exchange Act, or any similar communication to the stockholders of Mac-Gray, will not constitute an adverse recommendation change or a proposal by the Mac-Gray Board of Directors to withdraw or modify its recommendation of the merger agreement, the merger or the other transactions contemplated by the merger agreement.

Mac-Gray Employee Compensation and Benefits

        Employee Benefits and Severance.    The surviving corporation or Parent have agreed to pay to the applicable employees of Mac-Gray any amounts with respect to any severance obligations or other amounts that are payable under severance agreements in the event of a qualified termination upon or within 24 months after the consummation of the merger, provided, that Parent or the surviving corporation will, as soon as practicable following the effective date of the merger (and in no event later than the next regular payroll date immediately following the effective date of the merger), pay to each executive employee, and to each employee covered under Mac-Gray's severance policy, in each case whose employment is terminated on the effective date of the merger at the direction of Parent or the Surviving Corporation, the full cash change in control and/or severance amounts payable to such employee under such severance agreement or the severance policy, as applicable. With respect to employees of Mac-Gray or its subsidiaries immediately prior to the effective date of the merger agreement who continue employment with Parent, the surviving corporation or any subsidiary of Parent or the surviving corporation immediately following the effective date of the merger, who we refer to as continuing employees, Parent will cause the service of each such continuing employee to be recognized for purposes of eligibility to participate, levels of benefits (but not for benefit accruals under any defined benefit pension plan) and vesting under each compensation, retirement, vacation, fringe or other welfare benefit plan, program or arrangement of Parent, the surviving corporation or any of their applicable affiliates, but not including any equity compensation plans, programs, agreements or arrangements in which any continuing employee is or becomes eligible to participate, but solely to the extent service was credited to such employee for such purposes under a comparable Mac-Gray employee plan immediately prior to the effective date of the merger and to the extent such credit would not result in a duplication of benefits. For a period of not less than 12 months after the effective date of the merger, Parent will provide each continuing employee with (1) base salary and cash incentive compensation opportunities, in each case in an amount at least equal to the level that was provided to each such continuing employee immediately prior to the effective date of the merger, (2) employee benefits (other than equity awards or other equity-based compensation or benefits) that are substantially similar in the aggregate to those provided to each such continuing employee immediately prior to the effective date of the merger under the Mac-Gray employee plans and (3) honor the provisions of Mac-Gray's severance policy.

        401(k) Plans.    If directed in writing by Parent at least ten business days before the effective time of the merger, Mac-Gray will adopt resolutions and a plan of amendment to terminate Mac-Gray's 401(k) and to fully vest all participants under such plan, such termination and vesting to be effective no later than one business day preceding the effective time of the merger. Mac-Gray will use its reasonable best efforts to take such other actions in furtherance of terminating any such 401(k) plan as Parent may reasonably request.

 Other Covenants and Agreements

        Access to Information.    Subject to applicable law and certain other exceptions described in the merger agreement, Mac-Gray will and will cause its subsidiaries to (1) afford Parent's officers and other authorized representatives reasonable access, during normal business hours throughout the period prior to the effective time of the merger, to those properties, personnel, books, contracts, records, tax returns and work papers as Parent may reasonable request.

        Notice of Certain Events.    From the date of the merger agreement until the effective time of the merger, each of Mac-Gray, Parent and Merger Subsidiary will promptly notify the other in writing of (1) any inaccuracy or breach of any representation or warranty or breach of covenant or agreement in the merger agreement that could reasonably be expected to cause the conditions to the merger not to be satisfied, (2) any notice or other communication received alleging that the consent from any entity or person is or may be required in connection with the transactions contemplated by the merger agreement and (3) any notice or other communication received from any governmental authority in connection with the transactions contemplated by the merger agreement.

        State Takeover Laws.    If any "control share acquisition," "fair price," "moratorium" or other anti-takeover law or regulation becomes or is deemed to be applicable to Mac-Gray, Parent, Merger Subsidiary, the merger or any other transaction contemplated by the merger agreement or the voting agreements, then each of Mac-Gray, Parent, Merger Subsidiary, and their respective boards of directors will grant such approvals and take such actions as are necessary so that the transactions contemplated by the merger agreement may be consummated as promptly as practicable on the terms contemplated by the merger agreement and otherwise act to render such laws or regulations inapplicable.

        Voting of Shares.    The Buyer Entities and Merger Subsidiary will vote any shares of Mac-Gray common stock beneficially owned by them in favor of adoption of the merger agreement at the special meeting.

        Public Announcements.    Parent and Mac-Gray will consult with the other before issuing any press release or making any other public statement, or scheduling a press conference or conference call with investors or analysts, with respect to the merger agreement or the transactions contemplated by the merger agreement. Neither will issue any such press release or make any such public statement without the consent of the other party, which will not be unreasonably withheld, except as such release or announcement may be required by applicable law or any listing agreement with or rule of any national securities exchange or association upon which the securities of Mac-Gray or Parent, as applicable, are listed, in which case the party required to make the release or announcement will consult with the other party about, and allow the other party reasonable time (taking into account the circumstances) to comment on, such release or announcement in advance of such issuance, and the party will consider such comments in good faith. Mac-Gray will not be required to consult with Parent before issuing any press release or making any other public statement with respect to an adverse recommendation change effected in accordance with the merger agreement or with respect to its receipt and consideration of any acquisition proposal. The parties agree that the initial press release to be issued with respect to the transactions contemplated by the merger agreement following execution of the merger agreement will be in the form agreed to by Parent and Mac-Gray.

        Litigation.    Mac-Gray will as promptly as reasonably practicable (and in any event within two business days) notify Parent in writing of, and will give Parent the opportunity to review and comment on all material filings and responses to be made by Mac-Gray in connection with (which comments Mac-Gray will in good faith take into account), and participate and consult in the defense and settlement of, any stockholder litigation related to the merger agreement or the merger or any related transaction, and no such settlement, or other compromise or arrangement, of any such stockholder litigation will be agreed to without Parent's prior written consent. Mac-Gray will keep the Parent reasonably informed with respect to the status of any such stockholder litigation.

Financing Cooperation

        Prior to the effective time of the merger, Mac-Gray will, and will cause its representatives to, use commercially reasonable efforts to provide to Parent and Merger Subsidiary all cooperation that is reasonably requested by Parent in connection with any debt financing used to consummate the merger and any other transactions contemplated by the merger agreement and the merger. Mac-Gray consents to the use of its and its subsidiaries' trademarks, service marks or logos in connection with any debt financing used to consummate the merger and any other transactions contemplated by the merger agreement. Parent will promptly, upon request by Mac-Gray, reimburse Mac-Gray for all reasonable out-of-pocket costs and expenses (including attorneys' fees) incurred by Mac-Gray, its subsidiaries and their respective representatives in connection with any cooperation required by or requested in accordance with the merger agreement.

        The Buyer Entities and Merger Subsidiary will indemnify and hold harmless Mac-Gray, its affiliates and their respective representatives for and against any and all liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties suffered or incurred by them in connection with the arrangement of any debt financing used to consummate the merger and any other transactions contemplated by the merger agreement (other than arising from fraud, gross negligence, willful misconduct or intentional misrepresentation) to the fullest extent permitted by applicable law and with appropriate contribution to the extent such indemnification is not available. Each Buyer Entity acknowledges and agrees that, none of Mac-Gray, its subsidiaries or their representatives will have any responsibility for, or incur any liability to, any person or entity under, any debt financing that a Buyer Entity or Merger Subsidiary may raise in connection with the transactions contemplated by the merger agreement or any cooperation provided pursuant to the financing cooperation provision of the merger agreement. Each Buyer Entity and Merger Subsidiary acknowledges and agrees that (1) its obligation to consummate the merger and the transactions contemplated by the merger agreement will not be conditioned in any respect on the performance by Mac-Gray or any other person or entity of any of the financing cooperation covenants contained in the financing cooperation provision of the merger agreement and (2) none of the Buyer Entities nor Merger Subsidiary will be entitled to any remedies, whether at law or in equity in the event of any failure by Mac-Gray or any other person or entity to perform in any respect any of the financing cooperation covenants contained in the financing cooperation provision of the merger agreement.

Reasonable Best Efforts

        Mac-Gray and Parent will cooperate with each other and use their reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable under the merger agreement and applicable law to consummate the transactions contemplated by the merger agreement as soon as reasonably practicable including preparing and filing as promptly as reasonably practicable all documentation to effect all necessary notices, reports and other filings and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any governmental authority, including without limitation under the antitrust laws, in order to consummate the merger and to fully carry out the purposes of the merger agreement. Mac-Gray will use commercially reasonable efforts to take all actions reasonably requested by Parent to obtain waivers or consents from any significant customers (as defined in the merger agreement), if required under any contracts with significant customers, and any third parties whose waiver or consent is required under any material contract.

        Parent and Mac-Gray will (1) promptly, but in no event later than October 29, 2013, file any and all notices, reports and other documents required to be filed by such party under the HSR Act with respect to the merger and the other transactions contemplated by the merger agreement; and will use reasonable best efforts promptly to cause the expiration or termination of any applicable waiting periods under the HSR Act, (2) promptly make all filings, and use reasonable best efforts to timely obtain all consents, permits, authorizations, waivers, clearances and approvals, and to cause the expiration or termination of any applicable waiting periods, as may be required under any other applicable antitrust laws (to the extent required); (3) as promptly as reasonably practicable provide such information as may reasonably be requested by the U.S. Department of Justice, which we refer to as the DOJ, or Federal Trade Commission, which we refer to as the FTC under the HSR Act or by any other governmental authority in connection with the merger and other transactions contemplated by the merger agreement, (4) use reasonable best efforts to cause to be taken, on a timely basis, all other actions necessary or appropriate for the purpose of consummating and effectuating the merger and the other transactions contemplated by the merger agreement and (5) promptly take, and cause its affiliates to take, all reasonable actions and steps requested or required by any governmental authority as a condition to granting any consent, permit, authorization, waiver, clearance and approvals, and to cause the prompt expiration or termination of any applicable waiting period and to resolve such objections, if any, as the FTC and the DOJ, or other governmental authorities of any other jurisdiction for which consents, permits, authorizations, waivers, clearances, approvals and expirations or terminations of waiting periods are required with respect to the merger or the other transactions contemplated by the merger agreement (but only to the extent such action, commitment, agreement, condition or restriction is binding only in the event that the closing occurs and, in the case of Mac-Gray and its subsidiaries, only with the prior written consent of Parent).

        Parent agrees to use its reasonable best efforts to avoid, eliminate or resolve each and every impediment and obtain all clearances, consents, approvals and waivers under antitrust laws that may be required by any governmental authority, so as to enable the parties to consummate the merger as soon as reasonably practicable including without limitation any divestiture action, subject to certain limitations. Subject to Parent's obligations described above, Parent will have the sole and exclusive right to propose, negotiate and effect, any and all divestiture actions or otherwise offer to take or offer to commit (and if such offer is accepted, commit to and effect) to take any divestiture action as may be required to resolve any governmental authority's objections to the merger or the other transactions contemplated by the merger agreement. If any of the assets or businesses of Mac-Gray or any of its subsidiaries, or of Parent or any of its subsidiaries, or any combination thereof, are required to be divested in order to secure antirust approval from any governmental authority to satisfy the condition described herein, neither Parent nor its subsidiaries will be required to take, or cause to be taken, any divestiture action with respect to such assets or businesses if the net revenues from such assets and businesses for the 12 months ended December 31, 2012 exceeded $15 million in the aggregate.

        In the event that any litigation or other administrative or judicial action or proceeding is commenced challenging the merger or any of the other transactions contemplated by the merger agreement and such litigation, action or proceeding seeks, or would reasonably be expected to seek, to prevent the consummation of the merger or the other transactions contemplated by the merger agreement, Parent and Merger Subsidiary will take any and all action to resolve any such litigation, action or proceeding and each of Mac-Gray, Parent and Merger Subsidiary will cooperate with each other and use its respective reasonable best efforts to contest any such litigation, action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the merger or the other transactions contemplated by the merger agreement.

        Neither Parent nor Merger Subsidiary will, nor will they permit their respective subsidiaries to, acquire or agree to acquire any rights, assets, business, person or division thereof (through acquisition, license, joint venture, collaboration or otherwise), if such acquisition, would reasonably be expected to increase the risk of not obtaining any applicable clearance, consent, approval or waiver under antitrust laws with respect to the merger or the other transactions contemplated by the merger agreement.

Conditions to the Merger

        The obligations of Mac-Gray, Parent and Merger Subsidiary to consummate the merger are subject to the satisfaction or waiver of, at or prior to the closing of the merger, of the following conditions:

  •
  adoption of the merger agreement by an affirmative vote of the holders of a majority of the outstanding shares of Mac-Gray common stock;

  •
  no governmental authority with jurisdiction over any party will have issued any order, injunction, judgment, decree or ruling or taken any other action that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the merger and no applicable law or regulation will have been adopted that makes the consummation of the merger illegal or otherwise prohibited provided that the party seeking to assert this condition will have used those efforts required by the merger agreement provision (including its obligations under the "Reasonable Best Efforts" described above) to resist, lift or resolve such order or applicable law; and

  •
  the applicable waiting period applicable to the merger under the HSR Act will have expired or been terminated (which condition was satisfied following the expiration of the waiting period under the HSR Act on November 27, 2013).

        The obligations of Parent and Merger Subsidiary to consummate the merger are subject to the satisfaction, at or prior to the closing of the merger, of the additional following conditions:

  •
  the representations and warranties of Mac-Gray set forth in the merger agreement relating to corporate existence and power, corporate authorization and brokers' fees, will be true and correct in all material respects (disregarding all qualifications or limitations as to materiality or material adverse effect or words of similar import) on the date of the merger agreement and the closing date of the merger (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct only as of such earlier date);

  •
  the representations and warranties of Mac-Gray set forth in the merger agreement relating to the capitalization matters will be true and correct in all respects (other than certain de minimis failures) on the closing date of the merger;

  •
  the other representations and warranties of Mac-Gray set forth in the merger agreement, will be true and correct in all respects (disregarding all qualifications or limitations as to materiality or material adverse effect or words of similar import) on the date of the merger agreement and the closing date of the merger (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct only as of such earlier date), except where the failure of such representations and warranties to be true and correct would not, individually or in the aggregate, have a material adverse effect on Mac-Gray;

  •
  Mac-Gray will have performed in all material respects all obligations required to be performed by it under the merger agreement on or prior to the closing date of the merger, other than its obligations to cooperate with any debt financing by Parent pursuant to the financing cooperation provision of the merger agreement;

  •
  Parent will have received certificates signed on Mac-Gray's behalf by its Chief Executive Officer or Chief Financial Officer as to the satisfaction of the conditions described in the preceding three bullets;

  •
  Parent will have received a certificate prescribed by Treasury Regulation Section 1.1445-2(c)(3) from Mac-Gray, in a form reasonably acceptable to the Parent, together with written authorization for Mac-Gray to deliver such form and corresponding notice to the Internal Revenue Service pursuant to Treasury Regulation Section 1.897-2(h)(2); and

  •
  since the date of the merger agreement, there will not have occurred and be continuing any event, change, effect or development that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect on Mac-Gray.

        The obligation of Mac-Gray to consummate the merger is subject to the satisfaction, at or prior to the closing of the merger, of the additional following conditions:

  •
  the representations and warranties of Parent and Merger Subsidiary set forth in the merger agreement will be true and correct in all respects (disregarding all qualifications or limitations as to materiality or material adverse effect) on the closing date of the merger (except to the extent that any such representations and warranties speak only as of an earlier date, in which case such representation and warranty will be true and correct only as of such earlier date), except where the failure of such representations and warranties to be true and correct would not, individually or in the aggregate, prevent, materially delay or materially impair Parent's or Merger Subsidiary's ability to consummate the transactions contemplated by the merger agreement);

  •
  Parent and Merger Subsidiary will each have performed in all material respects all obligations required to be performed by it under the merger agreement at or prior to the closing date of the merger; and

  •
  Mac-Gray will have received a certificate signed on Parent's behalf by Parent's Chief Executive Officer or Chief Financial Officer as to the satisfaction of the conditions described in the preceding two bullets.

Termination of the Merger Agreement

        The merger agreement may be terminated and the merger may be abandoned at any time before the consummation of the merger, if:

  •
  Mac-Gray and Parent will mutually agree in writing (notwithstanding any approval of the merger agreement by the stockholders of Mac-Gray);

  •
  the merger has not been consummated on or before March 31, 2014, which we refer to as the end date; however, (1) if the conditions to the consummation of the merger have been satisfied, other than the applicable waiting period under the HSR Act (which condition was satisfied following the expiration of the waiting period under the HSR Act on November 27, 2013), then the end date will be extended without further action by the parties to July 31, 2014, and (2) a party will not be permitted to terminate the merger agreements pursuant to this provision if such party (including, if Parent is the terminating party, CSC, Holdings or Merger Subsidiary) has breached in any material respects its obligations under the merger agreement provided that the party seeking to assert this condition will have used those efforts required by the merger agreement provision (including its obligations under the "Reasonable Best Efforts" described above) to resist, lift or resolve such order or applicable law;

  •
  any governmental authority of competent jurisdiction has issued a final and non-appealable order, decree, injunction or ruling or takes any other action permanently enjoining, restraining or otherwise prohibiting the consummation of the transactions contemplated by the merger agreement, provided the party seeking to terminate the merger agreement has complied with its obligations under the "Reasonable Best Efforts" section described above; or

  •
  the adoption of the merger agreement by Mac-Gray stockholders has not been obtained by reason of the failure to obtain the required vote upon a final vote taken at the special meeting, which we refer to as a no-vote termination.

        Parent may also terminate the merger agreement if:

  •
  Mac-Gray has breached any of its representations, warranties or covenants contained in the merger agreement (other than Mac-Gray's obligations to cooperate with any debt financing by Parent pursuant to the financing cooperation provision of the merger agreement) that (1) would result in any of Mac-Gray's conditions to the merger not being satisfied and (2) has not been cured prior to the earlier of the end date and the 30th calendar day following Parent's delivery of written notice describing such breach to Mac-Gray, provided Parent, Merger Subsidiary, CSC and Holdings are not in material breach of any representations, warranty, covenant or agreement contained in the merger agreement, which we refer to as a Mac-Gray breach termination;

  •
  The Mac-Gray Board of Directors or any committee thereof has effected an adverse recommendation change; or

  •
  Mac-Gray has willfully and materially breached any of its obligations under the non-solicitation provisions in the merger agreement, which we refer to as a no-shop breach termination.

        Mac-Gray may also terminate the merger agreement if:

  •
  Parent, Merger Subsidiary, CSC or Holdings has breached any representation, warranty, covenant or other agreement contained in the merger agreement that (1) would result in any of Parent or Merger Subsidiary's conditions to the merger not being satisfied and (2) has not been cured prior to the earlier of the end date and the 30th calendar day following Mac-Gray's delivery of written notice describing such breach to Parent, provided Mac-Gray is not in material breach of any representations, warranty, covenant or agreement contained in the merger agreement (other than Mac-Gray's obligations to cooperate with any debt financing by Parent pursuant to the financing cooperation provision of the merger agreement); or

  •
  prior to the adoption of the merger agreement by Mac-Gray stockholders, the Mac-Gray Board of Directors has effected an adverse recommendation change in respect of a superior proposal, Mac-Gray has complied in all respects (other than immaterial noncompliance) with the non-solicitation provisions in the merger agreement and substantially concurrently with such termination, Mac-Gray enters into an alternative acquisition agreement with respect to such superior proposal; provided that the right of Mac-Gray to terminate the merger agreement pursuant to this provision is conditioned on and subject to the prior or concurrent payment by Mac-Gray to Parent of the Mac-Gray termination fee as described below, which we refer to as an adverse recommendation change termination; or

  •
  the closing conditions have been satisfied (other than those conditions that by their nature are to be satisfied by actions taken at the closing of the merger provided that each such condition is then capable of being satisfied at a closing on such date) and Parent and Merger Subsidiary fail to consummate the merger within three business days after the delivery by Mac-Gray to Parent of a notice to such effect.

Termination Fees and Expenses

        If the merger agreement is terminated, it will become void and of no effect without liability of any party (or any representative of such party) to each other party (subject to certain provisions that survive termination). Notwithstanding the foregoing, none of the Parent, Merger Subsidiary, CSC, Holdings or Mac-Gray will be relieved or released from any liabilities or damages arising out of its knowing or intentional breach of any provision of the merger agreement or any other agreement delivered in connection with the merger agreement, subject only to the termination fee noted below. For the avoidance of doubt, the failure of the Parent, Merger Subsidiary, CSC or Holdings to consummate the merger on the date required after the conditions set forth in the merger agreement (other than those conditions that by their nature are to be satisfied at the closing of the merger and which are capable of being satisfied on the closing date of the merger, assuming for purposes hereof that the date of termination is the closing date of the merger) have been satisfied or waived will constitute a knowing and intentional breach by the Parent, Merger Subsidiary, CSC and Holdings, and Parent, CSC and Holdings will be liable to Mac-Gray for such breach as provided in the merger agreement notwithstanding any termination of the merger agreement. Notwithstanding anything to the contrary provided in the merger agreement, nothing will relieve any party for fraud.

        Notwithstanding the foregoing, if the merger agreement is terminated because:

  •
  an adverse recommendation change termination occurred;

  •
  a no-shop breach termination occurred; or

  •
  (1) a no-vote termination or a Mac-Gray Breach termination occurs, (2) prior to the special meeting or prior to the time of the termination of the merger agreement, as applicable, an acquisition proposal will have been publicly made, commenced or submitted or publicly announced or made known to the Mac-Gray Board of Directors and will not have been withdrawn and (3) at any time after the execution of the merger agreement and prior to the date which is 365 days after the termination of the merger agreement, Mac-Gray consummates an acquisition proposal or Mac-Gray or any of its representatives enters into any letter of intent, agreement in principle, acquisition agreement or other similar contract or arrangement related to an acquisition proposal, in each case which is a binding and enforceable obligation of Mac-Gray to effect such acquisition proposal, provided that for purposes of this provision, all percentages in the definition of acquisition proposal will be replaced with 50%;

then Mac-Gray will pay to Parent the $11 million Mac-Gray termination fee, (1) within two business days after termination of the merger agreement if the merger agreement was terminated by Parent following the Mac-Gray Board of Directors effecting an adverse recommendation change, (2) concurrently with, and as a condition to, the termination of the merger agreement if the merger agreement was terminated by Mac-Gray following the Mac-Gray Board of Directors effecting an adverse recommendation change or (3) on the date that is the first to occur of Mac-Gray consummating an acquisition proposal or Mac-Gray entering into any letter of intent, agreement in principle, acquisition agreement or other similar contract or arrangement related to an acquisition proposal, in each case which is a binding and enforceable obligation of Mac-Gray to effect such acquisition proposal, if the merger agreement was terminated pursuant to the third bullet point described above.

        In the event that the merger agreement is terminated by either Parent or Mac-Gray if

  (1)
  the closing of the merger agreement has not occurred on or before the end date, and at the time of such termination any conditions set forth in the merger agreement attributable to antitrust laws and the applicable waiting period applicable to the merger under the HSR Act has not been satisfied or been waived (which condition was satisfied following the expiration of the waiting period under the HSR Act on November 27, 2013); or

  (2)
  by either Parent or the Mac-Gray if any governmental authority of competent jurisdiction has issued a final and non-appealable order, decree, injunction or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the consummation of the transactions contemplated by the merger agreement (under conditions attributable to one or more antitrust laws) or the applicable waiting period applicable to the merger under the HSR

    Act has not expired or been terminated (which condition was satisfied following the expiration of the waiting period under the HSR Act on November 27, 2013) and, in either case, at the time of such termination, all conditions set forth in the merger agreement other than those attributable to antitrust laws have been satisfied or waived by the party or parties then entitled to give such waiver (other than those conditions that by their terms are to be satisfied as of the closing of the merger, provided that each such condition is then capable of being satisfied);

then Parent will pay Mac-Gray the $15 million Parent termination fee, by wire transfer of same-day funds on the first business day following such termination.

        Except as expressly set forth in the merger agreement, all costs and expenses incurred in connection with the merger agreement will be paid by the party incurring such costs and expenses. However, subject to certain exceptions, Parent will pay all filing fees payable pursuant to the HSR Act or any other applicable antitrust laws.

Buyer Entity Guarantees

        Each of Holdings and CSC have agreed to cause Parent and Merger Subsidiary to comply in all respects each of the representations, warranties, covenants, obligations, agreements and undertakings made or required to be performed by Parent and Merger Subsidiary in accordance with the terms of the merger agreement. Each of Holdings and CSC have agreed to unconditionally guarantee full performance and payment by Parent and Merger Subsidiary of their obligations of the covenants, obligations and undertakings required to be performed by Parent and Merger Subsidiary under the merger agreement and the transactions contemplated under the merger agreement, subject to all terms, conditions and limitations contained in the merger agreement. Each of Holdings and CSC have agreed that any such breach of any such representation and warranty or default in the performance of any such covenant, obligation, agreement or undertaking of Parent or Merger Subsidiary will also be deemed to be a breach or default of Holdings and CSC.

        Parent will cause Merger Subsidiary to comply in all respects with each of the representations, warranties, covenants, obligations, agreements and undertakings made or required to be performed by Merger Subsidiary in accordance with the terms of the merger agreement, the merger, and the other transactions contemplated by the merger agreement. As a material inducement to Mac-Gray's willingness to enter into the merger agreement and perform its obligations hereunder, Parent hereby unconditionally guarantees full performance and payment by Merger Subsidiary of each of the covenants, obligations and undertakings required to be performed by Merger Subsidiary under the merger agreement and the transactions contemplated thereby, subject to all terms, conditions and limitations contained in the merger agreement, and represents, acknowledges and agrees that any such breach of any such representation and warranty or default in the performance of any such covenant, obligation, agreement or undertaking of Merger Subsidiary will also be deemed to be a breach or default of Parent.

Governing Law

        The merger agreement is governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.

THE VOTING AGREEMENTS

        In connection with the execution of the merger agreement, certain stockholders entered into voting agreements with Parent. Approximately 15% of the outstanding Mac-Gray shares on the record date for the special meeting are subject to the voting agreements.

        The following is a summary description of the voting agreements. The form of voting agreement is included as Annex D to this proxy statement, and is incorporated into this proxy statement by reference.

        Each person who entered into a voting agreement with Parent agreed to vote his, her or its Mac-Gray common stock at the special meeting:

  •
  in favor of the adoption of the merger agreement and any related proposal in furtherance thereof;

  •
  against any action or agreement that the stockholders know or reasonably suspect is in opposition to the merger or that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Mac-Gray under the merger agreement or of such stockholder under the voting agreement; and

  •
  against any acquisition proposal and against any other action, agreement or transaction that the stockholders know or reasonably suspect would impede, interfere with, delay, postpone, discourage, frustrate the purposes of, adversely affect or prevent the consummation of the merger or the other transactions contemplated by the merger agreement or the performance of Mac-Gray of its obligations under the merger agreement or of such stockholder under the voting agreement.

        Each such person also granted to Parent a proxy to vote his, her or its shares of Mac-Gray common stock on any of the foregoing matters at the special meeting. Each such proxy is irrevocable until the termination of the applicable voting agreement.

        The persons signing voting agreements have agreed that they will be bound by non-solicitation restrictions that are substantially similar to the non-solicitation provisions of the merger agreement described above under "The Merger Agreement—Non-Solicitation; Competing Acquisition Proposals." These persons further agreed to certain restrictions on the transfer of their Mac-Gray shares and, subject to applicable law, not to make certain public communications regarding the merger agreement and the transactions contemplated thereby without the prior written consent of Parent and Mac-Gray. These persons further agreed to waive and not exercise any rights of appraisal or rights to dissent from the merger to which they may be entitled under Delaware law, and not commence or participate in, and take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Mac-Gray, Parent or Merger Subsidiary challenging the validity of, or seeking to enjoin the operation of, any provision of the voting agreement or alleging a breach of any fiduciary duty of any person in connection with the negotiation and entry into the merger agreement.

        The voting agreements terminate upon the earlier of the termination of the merger agreement in accordance with its terms, including if Mac-Gray accepts a superior acquisition proposal, or the effective time of the merger.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS WITH RESPECT TO THE MERGER

        The following is a summary of certain material United States federal income tax considerations applicable to our stockholders of the receipt of cash in exchange for shares of Mac-Gray common stock pursuant to the merger. This summary is based upon the provisions of the Code, applicable United States Treasury Regulations, judicial authority and administrative rulings and practice, all as in effect on the date of this proxy statement. All of these authorities are subject to change, possibly on a retroactive basis and to differing interpretations, all of which could result in tax considerations different from those described below. This discussion assumes that the shares of Mac-Gray common stock are held as capital assets (generally, as property held for investment). This discussion does not address all aspects of United States federal income taxation that may be relevant to a particular stockholder in light of such stockholder's unique investment circumstances, or to stockholders subject to special treatment under the United States federal income tax laws (for example, life insurance companies, dealers or brokers in securities or currencies, tax-exempt organizations, financial institutions, United States expatriates, controlled foreign corporations, passive foreign investment companies, "U.S. holders" (as defined below) whose functional currency is not the U.S. dollar, stockholders who hold shares of Mac-Gray common stock as part of a hedging, "straddle," conversion or other integrated transaction, "non-U.S. holders" (as defined below) that own, or have owned, actually or constructively, more than 5% of Mac-Gray common stock, stockholders who acquired their shares of Mac-Gray common stock through the exercise of employee stock options or other compensation arrangements or stockholders who receive cash pursuant to the exercise of appraisal rights). In addition, this discussion is general in nature and does not address any aspect of state, local, alternative minimum, estate, gift or non-United States taxation that may be applicable to a particular stockholder.

        If a partnership (or an entity or arrangement taxable as a partnership for United States federal income tax purposes) holds shares of Mac-Gray common stock, the tax treatment of a partner generally will depend on the status of the partner and activities of the partnership. If you are a partner of a partnership holding Mac-Gray common stock, you should consult your own tax advisor.

        Mac-Gray stockholders should consult their own tax advisors to determine the particular tax consequences to them of the receipt of cash in exchange for shares of Mac-Gray common stock pursuant to the merger (including the application and effect of any state, local or non-United States income and other tax laws).

        For purposes of this discussion, the term "U.S. holder" means a beneficial owner of Mac-Gray common stock that is:

  •
  an individual who is a citizen or a resident of the United States (as determined for U.S. federal income tax purposes);

  •
  a corporation, or other entity taxable as a corporation for United States federal income tax purposes, created or organized in or under the laws of the United States or any state in the United States or the District of Columbia;

  •
  a trust if it (1) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

  •
  an estate that is subject to United States federal income tax on all of its income regardless of its source.

        A "non-U.S. holder" is a beneficial owner (other than a partnership or other entity or arrangement taxable as a partnership for United States federal income tax purposes) of Mac-Gray common stock that is not a U.S. holder.

U.S. Holders

        The receipt of cash in the merger generally will be a taxable transaction to U.S. holders for United States federal income tax purposes. Generally, a U.S. holder of shares of Mac-Gray common stock will recognize gain or loss equal to the difference between the amount of cash received in the merger and such holder's adjusted tax basis in the shares of Mac-Gray common stock converted into cash pursuant to the merger. Gain or loss will be determined separately for each block of shares (that is, shares acquired at the same cost in a single transaction) owned by a U.S. holder. If the shares of Mac-Gray common stock have been held for more than one year, the gain or loss generally will be long-term capital gain or loss, and will be short-term capital gain or loss if the shares have been held for one year or less. Long-term capital gains recognized by non-corporate U.S. holders may be subject to reduced tax rates. The deductibility of capital losses is subject to several limitations.

        Information returns will be filed with the Internal Revenue Service in connection with payments to a U.S. holder pursuant to the merger, unless the U.S. holder is an exempt recipient. Under the United States federal income tax backup withholding rules, the exchange agent generally will be required to withhold 28% of all payments to which a U.S. holder is entitled in the merger, unless the U.S. holder (1) is a corporation or comes within other exempt categories and demonstrates this fact or (2) provides its correct tax identification number (generally a social security number, in the case of an individual, or employer identification number in the case of other stockholders), certifies under penalties of perjury that the number is correct, certifies as to no loss of exemption from backup withholding and otherwise complies with the applicable requirements of the backup withholding rules. Each U.S. holder should complete, sign and return to the exchange agent for the merger the Internal Revenue Service Form W-9 that each stockholder will receive with the letter of transmittal following completion of the merger in order to provide the information and certification necessary to avoid backup withholding, unless an applicable exception exists and is proved in a manner satisfactory to the exchange agent. Backup withholding is not an additional tax. Generally, any amounts withheld under the backup withholding rules described above may be credited against a holder's United States federal income tax liability, if any, or refunded by the Internal Revenue Service provided that the required information is furnished to the Internal Revenue Service in a timely manner. Each U.S. holder should consult its own tax advisors as to the qualifications for an exemption from backup withholding and the procedures for obtaining such exemption.

Non-U.S. Holders

        Any gain realized on the receipt of cash pursuant to the merger by a non-U.S. holder generally will not be subject to United States federal income tax unless:

  •
  the gain is effectively connected with a United States trade or business of such non-U.S. holder (and, if an applicable income tax treaty so provides, is also attributable to a permanent establishment in the United States maintained by such non-U.S. holder), in which case the non-U.S. holder generally will be taxed at graduated United States federal income tax rates applicable to United States persons (as defined under the Code), and, if the non-U.S. holder is a foreign corporation, an additional branch profits tax may apply to its effectively connected earnings and profits for the taxable year at the rate of 30% (or such lower rate as may be specified by an applicable income tax treaty); or

  •
  the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the merger and certain other conditions are met, in which case the non-U.S. holder will be subject to a 30% tax on the non-U.S. holder's gain realized in the merger (unless an exception is provided under an applicable treaty), which may be offset by U.S. source capital losses of the non-U.S. holder, if any.

        A non-U.S. holder may be subject to information reporting, and, in certain circumstances, backup withholding may apply to the cash received pursuant to the merger, unless the non-U.S. holder certifies under penalties of perjury that it is a non-U.S. person (and the payor does not have actual knowledge or reason to know that the holder is a United States person as defined under the Code) or such holder otherwise establishes an exemption. To avoid backup withholding, non-U.S. holders generally must submit a properly executed Form W-8BEN, "Certificate of Foreign Status of Beneficial Owner for

United States Tax Withholding" or other applicable Form W-8. Backup withholding is not an additional tax. Generally, any amounts withheld under the backup withholding rules described above may be credited against a non-U.S. holder's United States federal income tax liability, if any, or refunded by the Internal Revenue Service provided that the required information is furnished to the Internal Revenue Service in a timely manner. Each non-U.S. holder should consult its own tax advisors as to the qualifications for an exemption from backup withholding and the procedures for obtaining such exemption.

        The foregoing discussion of certain material United States federal income tax consequences is not intended to be, and should not be construed as, legal or tax advice to any holder of shares of Mac-Gray common stock. You should consult your own tax advisors to determine the particular tax consequences to you (including the application and effect of any state, local or non-United States income and other tax laws) of the receipt of cash in exchange for shares of Mac-Gray common stock pursuant to the merger.

 REGULATORY MATTERS

        Mergers and acquisitions that may have an impact in the United States are subject to review by the Antitrust Division and the FTC to determine whether they comply with applicable antitrust laws. Under the HSR Act, mergers and acquisitions that meet certain jurisdictional thresholds, such as the present transaction, may not be completed until the expiration of a waiting period that follows the filing of notification forms by both parties to the transaction with the Antitrust Division and the FTC. The initial waiting period is 30 days, but this period may be shortened if the reviewing agency grants "early termination" of the waiting period, or it may be lengthened if the reviewing agency determines that an in-depth investigation is required and issues a formal request, or "second request", for additional information and documentary material. Parent and Mac-Gray each filed pre-merger notifications with the U.S. antitrust authorities pursuant to the HSR Act on October 29, 2013, and, in accordance with the merger agreement, each requested "early termination" of the waiting period. While early termination was not granted, the waiting period expired on November 27, 2013.

LITIGATION RELATED TO THE MERGER

        On November 21, 2013, a putative class action lawsuit was filed in the Superior Court of the Commonwealth of Massachusetts, County of Middlesex, captioned Star Partners Fund v. Bullock, et al., Civ. 13-5067. The complaint names as defendants Mac-Gray, the members of our Board of Directors, Holdings, CSC and Pamplona Capital Management LLC. The complaint alleges that the individual defendants breached their fiduciary duties by causing Mac-Gray to enter into the transaction and, together with Mac-Gray, by failing to disclose all material facts required to be disclosed. The complaint also alleges that Holdings, CSC and Pamplona Capital Management LLC aided and abetted the breaches of fiduciary duties. The complaint seeks, among other things, equitable relief that would enjoin the consummation of the proposed merger, rescission of the merger agreement (to the extent it has already been implemented), compensatory damages, and attorneys' and expert fees and costs.

APPRAISAL RIGHTS

        Under Section 262 of the DGCL, any holder of Mac-Gray common stock who does not wish to accept the merger consideration may elect to exercise appraisal rights in lieu of receiving the merger consideration. A stockholder who exercises appraisal rights may petition the Delaware Court of Chancery to determine the "fair value" of his, her or its shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, and receive payment of fair value in cash, together with a fair rate of interest, if any. However, the stockholder must comply with the provisions of Section 262 of the DGCL.

        The following discussion is a summary of the law pertaining to appraisal rights under the DGCL. The full text of Section 262 of the DGCL is attached to this proxy statement as Annex C. All references in Section 262 of the DGCL to a "stockholder" and in this summary to a "stockholder" are to the record holder of the shares of Mac-Gray common stock.

        Under Section 262 of the DGCL, when a merger is submitted for approval at a meeting of stockholders, as in the case of the merger agreement, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders entitled to appraisal rights that appraisal rights are available and include in the notice a copy of Section 262 of the DGCL. This proxy statement constitutes such notice, and the applicable statutory provisions are attached to this proxy statement as Annex C. This summary of appraisal rights is not a complete summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the text of Section 262 of the DGCL attached as Annex C. Any holder of Mac-Gray common stock, who wishes to exercise appraisal rights or who wishes to preserve the right to do so, should review the following discussion and Annex C carefully. Failure to comply with the procedures of Section 262 of the DGCL in a timely and proper manner will result in the loss of appraisal rights. If you lose your appraisal rights, you will be entitled to receive the merger consideration described in the merger agreement.

        Stockholders wishing to exercise the right to seek an appraisal of their shares must do ALL of the following:

  •
  the stockholder must deliver to Mac-Gray a written demand for appraisal before the vote on the merger agreement at the special meeting;

  •
  the stockholder must not vote in favor of the proposal to approve the merger agreement. Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the proposal, a stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the proposal or vote to abstain;

  •
  the stockholder must continuously hold the shares from the date of making the demand through the effective time of the merger. A stockholder will lose appraisal rights if the stockholder transfers the shares before the effective time of the merger; and

  •
  the stockholder must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares within 120 days after the effective time of the merger. The surviving corporation is under no obligation to file any petition and has no intention of doing so.

        Neither voting, in person or by proxy, against, abstaining from voting on nor failing to vote on the proposal to approve the merger agreement will constitute a written demand for appraisal as required by Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote.

        Only a holder of record of shares of Mac-Gray common stock issued and outstanding immediately prior to the effective time of the merger may assert appraisal rights for the shares of stock registered in that holder's name. A demand for appraisal must be executed by or on behalf of the stockholder of record, fully and correctly, as the stockholder's name appears on the stock certificates. The demand must reasonably inform Mac-Gray of the identity of the stockholder and that the stockholder intends to demand appraisal of his, her or its Mac-Gray common stock.

        STOCKHOLDERS WHO HOLD THEIR SHARES IN BROKERAGE ACCOUNTS OR OTHER NOMINEE FORMS, AND WHO WISH TO EXERCISE APPRAISAL RIGHTS, SHOULD CONSULT WITH THEIR BROKERS OR NOMINEES TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE NOMINEE HOLDER TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF

RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BROKER OR NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.

        A stockholder who elects to exercise appraisal rights under Section 262 of the DGCL should mail or deliver a written demand to:

Mac-Gray Corporation
404 Wyman Street, Suite 400
Waltham, Massachusetts 02451
Attn: Corporate Secretary

        If the merger is completed, Mac-Gray will give written notice of the effective time of the merger within ten days after such effective time to each former Mac-Gray stockholder who did not vote in favor of the merger agreement and who made a written demand for appraisal in accordance with Section 262 of the DGCL. Within 120 days after the effective time of the merger, but not later, either the surviving corporation or any dissenting stockholder who has complied with the requirements of Section 262 of the DGCL may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of Mac-Gray common stock held by all dissenting stockholders. A person who is the beneficial owner of shares of Mac-Gray common stock held in a voting trust or by a nominee on behalf of such person may, in such person's own name, file the petition described in the previous sentence. The surviving corporation is under no obligation to file any petition and has no intention of doing so. Stockholders who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262 of the DGCL.

        Within 120 days after the effective time of the merger, any stockholder who has complied with the provisions of Section 262 of the DGCL to that point in time may receive from the surviving corporation, upon written request, a statement setting forth the aggregate number of shares not voted in favor of the merger agreement and with respect to which Mac-Gray has received demands for appraisal, and the aggregate number of holders of those shares. A person who is the beneficial owner of shares of Mac-Gray common stock held in a voting trust or by a nominee on behalf of such person may, in such person's own name, request from the corporation the statement described in the previous sentence. The surviving corporation must mail this statement to the stockholder within the later of ten days of receipt of the request or ten days after expiration of the period for delivery of demands for appraisal.

        If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, the surviving corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Delaware Court of Chancery with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached by the surviving corporation. After notice to dissenting stockholders who demanded appraisal of their shares, the Delaware Court of Chancery is empowered to conduct a hearing upon the petition, and to determine those stockholders who have complied with Section 262 of the DGCL and who have become entitled to the appraisal rights provided by such section.

        The Delaware Court of Chancery may require the stockholders demanding appraisal who hold certificated shares to submit their stock certificates to the court for notation of the pendency of the appraisal proceedings. If the stockholder fails to comply with the court's direction, the court may dismiss the proceeding as to the stockholder.

        The Delaware Court of Chancery will thereafter determine the fair value of the shares of Mac-Gray common stock held by dissenting stockholders, exclusive of any element of value arising from the accomplishment or expectation of the merger, but together with the interest if any, to be paid on the amount determined to be fair value. Such interest rate will be calculated as of effective date of the merger through the date of payment of the judgment, compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge), unless good cause is shown for the Delaware Court of Chancery to use discretion and calculate the interest rate otherwise.

        In determining the fair value, the Delaware Court of Chancery will take into account all relevant factors. The Delaware Supreme Court has stated that "proof of value by any techniques or methods that are generally considered acceptable in the financial community and otherwise admissible in court" should be considered in the appraisal proceedings. In addition, Delaware courts have decided that the statutory appraisal remedy, in cases of unfair dealing, may or may not be a dissenter's exclusive remedy. The Delaware Court of Chancery may determine the fair value to be more than, less than or equal to the consideration that the dissenting stockholder would otherwise receive under the merger agreement. If no party files a petition for appraisal in a timely manner, then stockholders will lose the right to an appraisal, and will instead receive the merger consideration described in the merger agreement.

        The Delaware Court of Chancery will determine the costs of the appraisal proceeding and will allocate those costs to the parties as the Delaware Court of Chancery determines to be equitable under the circumstances. Upon application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal.

        The fair value of the Mac-Gray common stock as determined under Section 262 of the DGCL could be greater than, the same as, or less than the merger consideration. An opinion of an investment banking firm as to the fairness, from a financial point of view, of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262 of the DGCL.

        Any stockholder who has duly demanded an appraisal in compliance with Section 262 of the DGCL may not, after the effective time of the merger, vote the shares subject to the demand for any purpose or receive any dividends or other distributions on those shares, except dividends or other distributions payable to holders of record of shares as of a record date prior to the effective time of the merger.

        If no petition for appraisal is filed within 120 days after the effective date of the merger, or if a stockholder delivers a written withdrawal of the stockholder's demand for appraisal and an acceptance of the merger within 60 days after the effective date of the merger, then the right of the stockholder to appraisal will cease. Any attempt to withdraw made more than 60 days after the effective time of the merger will require written approval of the surviving corporation, and no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, and may be conditioned on such terms as the Delaware Court of Chancery deems just. If the stockholder fails to perfect, successfully withdraws or loses the appraisal right, the stockholder's shares will be converted into the right to receive the merger consideration.

        FAILURE TO FOLLOW THE STEPS REQUIRED BY SECTION 262 OF THE DGCL FOR PERFECTING APPRAISAL RIGHTS MAY RESULT IN THE LOSS OF APPRAISAL RIGHTS. IN THAT EVENT, YOU WILL BE ENTITLED TO RECEIVE THE MERGER CONSIDERATION FOR YOUR DISSENTING SHARES IN ACCORDANCE WITH THE MERGER AGREEMENT. IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF SECTION 262 OF THE DGCL, IF YOU ARE AN MAC-GRAY STOCKHOLDER AND ARE CONSIDERING EXERCISING YOUR APPRAISAL RIGHTS UNDER THE DGCL, YOU SHOULD CONSULT YOUR OWN LEGAL ADVISOR.

 CURRENT MARKET PRICE OF COMMON STOCK

        Mac-Gray common stock has been listed on the New York Stock Exchange under the trading symbol "TUC" since October 16, 1997. The following table sets forth the closing sale prices per share of Mac-Gray common stock, as reported on the New York Stock Exchange on October 14, 2013, the last full trading day before the public announcement of the proposed merger, and on November 27, 2013, the latest practicable date before the printing of this proxy statement:

October 14, 2013	$14.93
November 27, 2013	$21.30

        If the merger is consummated, each share of Mac-Gray common stock will be converted into the right to receive $21.25 in cash, without interest and less any applicable withholding taxes, and Mac-Gray common stock will be removed from quotation on the New York Stock Exchange and there will be no further public market for shares of Mac-Gray common stock.

        The following table sets forth the high and low closing prices of Mac-Gray common stock, as reported by the New York Stock Exchange, for each of the periods listed.

	High	Low
Fiscal Year Ended December 31, 2011
First Quarter	$16.55	$14.01
Second Quarter	$16.98	$14.09
Third Quarter	$15.74	$11.29
Fourth Quarter	$15.00	$11.87
Fiscal Year Ended December 31, 2012
First Quarter	$15.40	$13.00
Second Quarter	$15.38	$11.58
Third Quarter	$14.70	$12.60
Fourth Quarter	$13.88	$10.69
Fiscal Year Ended December 31, 2013
First Quarter	$13.23	$11.33
Second Quarter	$14.73	$12.12
Third Quarter	$15.60	$14.07
Fourth Quarter (through November 27, 2013)	$21.30	$14.46

        As of November 27, 2013, our common stock was held of record by 104 stockholders.

        On February 5, 2010, our Board approved the initiation of a quarterly dividend policy for our common stock. We had not previously paid dividends on any of our shares of capital stock. On January 20, 2011, the Board approved an increase to the quarterly dividend policy to $0.055 per share ($0.22 per share on an annualized basis). The Board declared quarterly dividends of $0.055 per share which were paid on April 1, 2011, July 1, 2011, October 1, 2011 and January 3, 2012.

        On January 17, 2012, the Board approved an increase to the quarterly dividend policy to $0.0605 per share ($0.242 per share on an annualized basis). The Board declared quarterly dividends of $0.0605 per share, which were paid on March 29, 2012, June 29, 2012, September 28, 2012 and December 31, 2012.

        On February 25, 2013, the Board approved a 45% increase in the quarterly dividend to $0.0875 per share ($0.35 per share on an annualized basis). The Board declared quarterly dividends of $0.0875 per share, which were paid on April 1, 2013, July 1, 2013 and October 31, 2013.

        In connection with the execution of the merger agreement, Parent agreed that Mac-Gray be permitted to declare and pay quarterly cash dividends on shares of the Mac-Gray common stock, generally consistent with past practice, subject to the discretion of the Board. Payment of future dividends, if any, will be at the discretion of our Board after taking into account various factors, including our financial condition, operating results and current and anticipated cash needs.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth the number and percentage of shares of Mac-Gray's common stock as of November 27, 2013 by (i) each person or group known by Mac-Gray, based on filings pursuant to Section 13(d) or 13(g) under the Exchange Act, to own beneficially five percent (5%) or more of the outstanding shares of the Mac-Gray's common stock, (ii) each director of Mac-Gray and each of the named executive officers, and (iii) all directors and executive officers of Mac-Gray as a group.

Name of Beneficial Owner(1)	Shares Beneficially Owned(2)(18)	Percentage of Shares Beneficially Owned
Stewart G. MacDonald, Jr.(3)(4)(5)	2,456,568	16.65%
Cynthia V. Doggett(3)(6)	2,456,568	16.65%
Michael M. Rothenberg(7)(15)	1,339,175	9.07%
Moab Capital Partners, LLC(7)	1,338,127	9.07%
GAMCO Asset Management Inc.(8)	1,214,451	8.23%
Dimensional Fund Advisors LP(9)	1,184,484	8.03%
Daniel W. MacDonald(3)(4)(10)	1,147,700	7.78%
Peter C. Bennett, R. Robert Woodburn, Jr.(3)(4)(11)	1,133,334	7.68%
Polaris Capital Management, Inc.(12)	918,488	6.22%
Sandra E. MacDonald(3)(4)(13)	578,081	3.92%
Richard G. MacDonald(3)(14)	578,081	3.92%
Michael J. Shea(15)	369,114	2.50%
Neil F. MacLellan, III(15)	270,893	1.84%
Gilbert M. Roddy, Jr.(3)(16)	262,222	1.78%
Philip Emma(15)	177,226	1.20%
Robert J. Tuttle(15)	155,876	1.06%
Thomas E. Bullock(15)	113,504	*
William F. Meagher, Jr.(15)	46,633	*
Alastair G. Robertson(15)	29,368	*
Paul R. Daoust(15)	13,112	*
Bruce A. Percelay(15)	7,485	*
James E. Hyman(15)	1,048	*
All executive officers and directors as a group (14 persons)(17)	5,165,965	35.04%

*
less than 1%

(1)
Unless otherwise indicated by footnote, the mailing address for each stockholder and director is c/o Mac-Gray Corporation, 404 Wyman Street, Suite 400, Waltham, MA 02451.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number and percentage of shares of Mac-Gray's common stock beneficially owned by a person, shares of Mac-Gray's common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of November 27, 2013 and shares of Mac-Gray's common stock held by that person that are issuable upon settlement of restricted stock units that will vest within 60 days of November 27, 2013 are deemed outstanding for computing the percentage ownership of the person holding such options but are not deemed to be outstanding for purposes of computing the percentage for any other person. As of November 27, 2013, a total of 14,758,306 shares of Mac-Gray's common stock were issued and outstanding.

(3)
Mac-Gray and certain stockholders of Mac-Gray, including: Stewart G. MacDonald, Jr., Sandra E. MacDonald, Daniel W. MacDonald, The Evelyn C. MacDonald Family Trust f/b/o Stewart G. MacDonald, Jr., The Evelyn C. MacDonald Family Trust f/b/o Sandra E. MacDonald, The Evelyn C. MacDonald Family Trust f/b/o of Daniel W. MacDonald (each of these sub-trusts under The Evelyn C. MacDonald Family Trust is referred to herein as a "Sub-Trust," and collectively, the "Sub-Trusts"), The Stewart G. MacDonald, Jr. 2011 Trust (the "SGM Trust"), The Daniel W. MacDonald Revocable Living Trust, the New Century Trust, the Richard G. MacDonald 2004 GST Non-Exempt Irrevocable Trust dated April 23, 2004 (the "RGM Non-Exempt Trust"), the Richard G. MacDonald 2004 GST Exempt Irrevocable Trust dated April 23, 2004 (the "RGM Exempt Trust"), The Whitney E. MacDonald GST Trust-1997, The Jonathan S. MacDonald GST Trust-1997, The Robert C. MacDonald GST Trust-1997, Cynthia V. Doggett, Chatham Viewpoints, LLC and certain other holders (who hold in the aggregate a de minimis fraction of the issued and outstanding common stock of Mac-Gray) are parties to a Stockholders' Agreement dated June 26, 1997 (the "Stockholders' Agreement"). The Stockholders' Agreement gives the parties thereto rights of first offer to purchase shares offered for sale by another stockholder who is a party thereto, as well as providing Mac-Gray with rights of second offer to purchase such shares. As a result of the Stockholders' Agreement, each of the parties thereto may be deemed to beneficially own all of the shares of Mac-Gray's common stock owned by the other parties thereto, although such beneficial ownership is not reflected in the table of shares beneficially owned.

(4)
A total of 1,133,334 shares are held in trust pursuant to The Evelyn C. MacDonald Family Trusts (the "ECM Trust"), the grantor of which is Ms. E. MacDonald. The independent trustees (the "Independent Trustees") of the ECM Trust are Peter C. Bennett ("Mr. Bennett") and R. Robert Woodburn, Jr. ("Mr. Woodburn"). In addition, each of Mr. S. MacDonald, Ms. S. MacDonald and Mr. D. MacDonald are trustees of the individual Sub-Trust under the ECM Trust of which such individual is a beneficiary. Of the 1,133,334 shares held by the ECM Trust, 566,667 shares are held in a Sub-Trust for the benefit of Mr. S. MacDonald, 0 shares are held in a Sub-Trust for the benefit of Ms. S. MacDonald, and 566,667 shares are held in a Sub-Trust for the benefit of Mr. D. MacDonald. The Independent Trustees have voting power over the shares held by the ECM Trust and the Sub-Trusts, and may be deemed to have beneficial ownership of such shares. The three trustees of each Sub-Trust (including each of Mr. S. MacDonald, Ms. S. MacDonald and Mr. D. MacDonald as to their own respective Sub-Trust) generally have the shared power to dispose of the shares attributed to such Sub-Trust and, therefore, may be deemed to have beneficial ownership of the shares held by such Sub-Trust.

(5)
Includes (i) 626,608 shares held by the SGM Trust, of which Mr. S. MacDonald serves as co-trustee and is sole beneficiary, (ii) 262,222 shares held by the New Century Trust, of which Mr. S. MacDonald is the grantor, (iii) 566,667 shares held by the ECM Trust for the benefit of Mr. S. MacDonald, of which Mr. S. MacDonald serves as co-trustee and is the beneficiary, (iv) 159,434 shares held by the wife of Mr. S. MacDonald, (v) 148,322 shares held by the minor children of Mr. S. MacDonald, (vi) 91,427 shares held by Mr. S. MacDonald directly (vii) 100,000 shares held by Chatham Viewpoints, LLC and (viii) 501,888 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of October 31, 2013 held by Mr. S. MacDonald. Mr. S. MacDonald may replace the shares held by the New Century Trust at any time with property of equivalent value and, therefore, may be deemed to beneficially own all such shares. Mr. S. MacDonald disclaims beneficial ownership of the shares described in (ii), (iv) and (v) of this footnote.

(6)
Includes (i) 626,608 shares held by the SGM Trust, of which Ms. Doggett serves as co-trustee with her husband, Mr. S. MacDonald, who is also sole beneficiary, (ii) 262,222 shares held by the New Century Trust, of which Ms. Doggett serves as co-trustee, (iii) 566,667 shares held by the ECM Trust for the benefit of Mr. S. MacDonald, who serves as co-trustee and is the beneficiary, (iv) 159,434 shares held by Ms. Doggett directly, (v) 148,322 shares held by Ms. Doggett's minor children, (vi) 91,427 shares held by Ms. Doggett's husband (Mr. S. MacDonald), (vii) 100,000 shares held by Chatham Viewpoints, LLC and (viii) 501,888 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of October 31, 2013 held by Ms. Doggett's husband (Mr. S. MacDonald). The shares held in the New Century Trust may be replaced at any time by the grantor, Mr. S. MacDonald, with property of equivalent value. The SGM Trust is revocable by the grantor, Mr. S. MacDonald. Ms. Doggett disclaims beneficial ownership of all of the shares described in this footnote except for the shares she holds directly.

(7)
Information is based on a Schedule 13D/A filed with the SEC on October 21, 2013 by Moab Capital Partners, LLC ("Moab Capital"). The address of Moab Capital and Mr. Rothenberg is 15 East 62nd Street, New York, NY 10065. Moab Capital has sole voting and sole dispositive power over 1,338,127 shares. Mr. Rothenberg owns 1,048 Shares and, in his role as the Manager of Moab Capital, he has the sole voting and sole dispositive power over the 1,338,127 shares held by Moab Capital. Mr. Rothenberg disclaims beneficial ownership of the 1,338,127 shares held by Moab Capital.

(8)
Information is based on a Schedule 13D/A filed with the SEC on November 7, 2013 by GAMCO Investors, Inc. ("GI"), Gabelli Funds, LLC ("GF"), GAMCO Asset Management Inc. ("GAM"), Gabelli Securities, Inc. ("GS"), GGCP, Inc. ("GGCP") and Mario J. Gabelli ("Gabelli" and collectively the "Gabelli Reporting Persons"). The address of the Gabelli Reporting Persons (other than GGCP) is One Corporate Center, Rye, New York 10580 and the address if GGCP is 140 Greenwich Avenue, Greenwich, CT 06830. The Gabelli Reporting Persons may be deemed to be members of a group with respect to the shares owned of record by GAM, GF and GS. GAM is the record owner of 450,000 shares, GF is the record owner of 611,700 shares and GS is the record owner of 152,251 shares. Of the 1,214,451 shares beneficially owned by the Gabelli Reporting Persons, GAM has sole voting and dispositive power over 450,000 shares, GF has sole voting and dispositive power over 611,700 shares and GS has sole voting and dispositive power over 152,251 shares.

(9)
Information is based on a Schedule 13G filed with the SEC on February 11, 2013 by Dimensional Fund Advisors LP ("Dimensional"). Dimensional, located at Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746, is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (the "Funds"). In its role as investment adviser, sub-adviser and/or manager, neither Dimensional or its subsidiaries possesses voting and/or investment power over the securities reported herein that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the securities reported herein held by the Funds. Of the 1,184,484 shares beneficially owned, Dimensional has sole voting power over 1,162,614 shares, sole dispositive power over all shares beneficially owned and shared voting and dispositive power over none of such shares. All securities reported herein are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(10)
Includes (i) 566,667 shares held by the ECM Trust for the benefit of Daniel W. MacDonald, of which Mr. D. MacDonald serves as co-trustee and is the beneficiary, and (ii) 581,033 shares held by The Daniel W. MacDonald Revocable Living Trust, of which Mr. D. MacDonald serves as the sole trustee.

(11)
Includes 1,133,334 shares held by the ECM Trust for which Mr. Bennett and Mr. Woodburn serve as co-trustees and share voting and dispositive power. Mr. Bennett and Mr. Woodburn disclaim beneficial ownership of the shares held by the ECM Trust. Mr. Bennett's mailing address is 111 Cushing Street, Hingham, Massachusetts 02043. Mr. Woodburn's mailing address is c/o Edwards Angell Palmer & Dodge LLP, 111 Huntington Avenue, Boston, MA 02199.

(12)
Information is based on a Form 13F filed with the SEC on November 12, 2013 by Polaris Capital Management, LLC ("Polaris"), which is located at 125 Summer Street, Suite 1470, Boston, Massachusetts 02110. Of the 918,488 shares beneficially owned, Polaris has sole investment discretion with respect to 918,488 shares and sole voting authority over 918,488 of such shares.

(13)
Includes (i) 59,749 shares held by The Whitney E. MacDonald GST Trust-1997, (ii) 59,745 shares held by The Jonathan S. MacDonald GST Trust-1997, (iii) 59,751 shares held by The Robert C. MacDonald GST Trust-1997, (iv) 290,336 shares held by the RGM Exempt Trust, of which Richard G. MacDonald is the settlor with the right to replace shares at any time with property of equal value, and (v) 108,500 shares held by Ms. S. MacDonald directly. Richard G. MacDonald ("Mr. R. MacDonald") is the sole trustee of each of the aforementioned trusts (other than the RGM Exempt Trust) and may be deemed to beneficially own all of such shares. The shares held by each of The Whitney E. MacDonald GST Trust-1997, The Jonathan S. MacDonald GST Trust-1997 and The Robert C. MacDonald GST Trust-1997 (collectively, the "GST Trusts"), may be replaced at any time by Ms. S. MacDonald, the grantor of such trusts, with property of equivalent value and, therefore, Ms. S. MacDonald may be deemed to beneficially own all such shares. Ms. S. MacDonald disclaims beneficial ownership of the shares held by the GST Trusts.

(14)
Includes (i) 59,749 shares held by The Whitney E. MacDonald GST Trust-1997, (ii) 59,745 shares held by The Jonathan S. MacDonald GST Trust-1997, (iii) 59,751 shares held by The Robert C. MacDonald GST Trust-1997, (iv) 290,336 shares held by the RGM Exempt Trust, of which Mr. R. MacDonald is the settlor with the right to replace shares at any time with property of equal value, and (v) 108,500 shares held directly by Mr. R. MacDonald's wife (Ms. S. MacDonald). The shares held by each of the GST may be replaced at any time by Ms. S. MacDonald, the grantor of such trusts, with property of equivalent value and, therefore, Ms. S. MacDonald may be deemed to beneficially own all such shares. Mr. R. MacDonald is the sole trustee of each of the aforementioned trusts (other than the RGM Exempt Trust) and may be deemed to beneficially own all of the shares held by such trusts. Mr. R. MacDonald disclaims beneficial ownership of all of the shares described in this footnote.

(15)
Includes shares issuable upon the exercise of options which are currently exercisable or exercisable within 60 days of November 27, 2013 as follows: Mr. Shea 245,858 shares, Mr. MacLellan 158,787 shares; Mr. Tuttle 113,693 shares; Mr. Emma 120,979 shares; Mr. Bullock 55,254 shares; Mr. Meagher 17,716 shares; Mr. Robertson 9,540 shares; Mr. Daoust 5,000 shares and Mr. Percelay 5,000 shares. None of these individuals holds any restricted stock units that are subject to vesting within 60 days of November 27, 2013.

(16)
All shares are held by the New Century Trust, of which Mr. Roddy serves as co-trustee. The shares held by the New Century Trust may be replaced at any time by Mr. S. MacDonald, the grantor, with property of equivalent value. Mr. Roddy disclaims beneficial ownership of all shares held by the New Century Trust. Mr. Roddy's mailing address is c/o Loring, Wolcott & Coolidge, 230 Congress Street, Boston, Massachusetts 02110.

(17)
Includes 1,375,079 shares issuable upon the exercise of stock options which are currently exercisable or exercisable within 60 days of November 27, 2013. None of these individuals holds any restricted stock units that are subject to vesting within 60 days of November 27, 2013.

(18)
According to a Schedule 13D filed with the SEC on October 23, 2013 each of Parent, Merger Subsidiary, Holdings, CSC, Pamplona, Pamplona Capital Management LLP and Pamplona Capital Management LLC may be deemed to have beneficial ownership of 2,697,484 shares of Mac-Gray common stock as a result of the execution of the voting agreements described in the section of this proxy statement entitled "The Voting Agreements" beginning on page 82. According to the Schedule 13D, each of Parent, Merger Subsidiary, Holdings, CSC, Pamplona, Pamplona Capital Management LLP and Pamplona Capital Management LLC disclaims any beneficial ownership of these shares.

FUTURE STOCKHOLDER PROPOSALS

        We will hold our 2014 annual meeting of stockholders only if the merger is not completed because, if the merger is completed, Mac-Gray will cease to be an independent public company and will be wholly owned by Parent and you will no longer have an ownership interest in Mac-Gray.

        Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for presentation at the 2014 annual meeting must be received by Mac-Gray on or before December 30, 2013 to be eligible for inclusion in the Mac-Gray's proxy statement and form of proxy to be distributed by the Board in connection with that meeting. Any such proposal should be mailed to our principal executive office as follows: Secretary, Mac-Gray Corporation, 404 Wyman Street, Suite 400, Waltham, Massachusetts 02451.

        Any stockholder proposals (including recommendations of nominees for election to the Board) intended to be presented at our 2014 annual meeting, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the our principal executive office not later than March 1, 2014 and not earlier than January 30, 2014 together with all supporting documentation required by our by-laws. Proxies solicited by the Board will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

WHERE YOU CAN FIND MORE INFORMATION

        We are subject to the informational requirements of the Exchange Act and file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding us and other registrants that file electronically with the SEC.

 MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household unless we have received contrary instructions from one or more stockholders. We will promptly deliver a separate copy of this proxy statement to you if you contact us at the following address: Mac-Gray Corporation, 404 Wyman Street, Suite 400, Waltham, Massachusetts 02451, Attention: Secretary, telephone: 781-487-7600. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

        If you have any questions about this proxy statement, the special meeting or the acquisition by Parent after reading this proxy statement, or if you would like additional copies of this proxy statement, please contact our proxy solicitor:

105 Madison Avenue
New York, NY 10016
proxy@mackenziepartners.com
(212) 929-5500 (Call Collect)
or
TOLL FREE 1-800-322-2885

        This proxy statement contains references to the availability of certain information from our website, www.mac-gray.com. By making such references, we do not incorporate into this document the information included on our website.

        THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED DECEMBER 4, 2013. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

by and among

MAC-GRAY CORPORATION,

SPIN HOLDCO INC.,

CSC SERVICEWORKS, INC.,

CSC SERVICEWORKS HOLDINGS, INC.

and

CSC FENWAY, INC.

October 14, 2013

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated October 14, 2013, is entered into by and among Mac-Gray Corporation, a Delaware corporation (the "Company"), CSC ServiceWorks Holdings, Inc., a Delaware corporation ("Holdings"), CSC ServiceWorks, Inc., a Delaware corporation and wholly-owned subsidiary of Holdings ("CSC"), Spin Holdco Inc., a Delaware corporation and wholly-owned subsidiary of CSC ("Parent" and, together with Holdings and CSC, the "Buyer Entities") and CSC Fenway, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub").

        WHEREAS, the Boards of Directors of each of the Company (acting upon the recommendation of the Special Committee), Parent and Merger Sub have approved this Agreement and deem it advisable and in the best interests of their respective stockholders to consummate the merger of Merger Sub with and into the Company (the "Merger"), with the Company surviving the Merger as a wholly owned Subsidiary of Parent in accordance with the Delaware General Corporation Law (the "DGCL");

        WHEREAS, (i) the Boards of Directors of each of the Company (acting upon the recommendation of the Special Committee), Parent and Merger Sub have (A) determined that this Agreement and the Merger are advisable and in the best interests of their respective stockholders, (B) approved the Merger on the terms and subject to the conditions set forth herein, and (C) adopted this Agreement, and (ii) the Company Board has recommended that the stockholders of the Company adopt and approve this Agreement; and

        WHEREAS, prior to or concurrently with the execution and delivery of this Agreement, and as a condition to the willingness of Parent and Merger Sub to enter into this Agreement, certain stockholders of the Company have entered into Voting Agreements in connection with the Merger.

        NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

        Section 1.01    Definitions.

        (a)   As used herein, the following terms have the following meanings:

          "Acceptable Confidentiality Agreement" means a customary confidentiality agreement between the Company and any Third Party containing terms no less favorable to the Company than the terms of the Confidentiality Agreement; provided, however, that such confidentiality agreement may contain provisions that permit the Company to comply with the provisions of Article 6. Notwithstanding the foregoing, a Person who has previously entered into a confidentiality agreement with the Company relating to a purchase of, or business combination with, the Company shall not be required to enter into a new or revised confidentiality agreement, and such existing confidentiality agreement shall be deemed to be an Acceptable Confidentiality Agreement.

          "Acquisition Proposal" means any inquiry (in writing or otherwise) offer, proposal or indication of interest from any Third Party relating to any transaction or series of related transactions involving (i) any acquisition or purchase by any Third Party, directly or indirectly, of 15% or more of any class of outstanding voting or equity securities of the Company or any of its Subsidiaries, or any tender offer (including a self-tender) or exchange offer that, if consummated, would result in any Third Party beneficially owning 15% or more of any class of outstanding voting or equity securities of the Company or any of its Subsidiaries, (ii) any merger, amalgamation, consolidation, share exchange, business combination, joint venture or other similar transaction involving the Company or any of its Subsidiaries, the business of which constitutes 15% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole, or (iii) any liquidation, dissolution, recapitalization, extraordinary dividend or other significant corporate reorganization of the Company or any of its Subsidiaries, the business of which constitutes 15% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole.

          "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. As used in this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          "Antitrust Laws" means applicable federal, state, local or foreign antitrust, competition, premerger notification or trade regulation laws, regulations or Orders.

          "Applicable Law" means, with respect to any Person, any international, national, federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding upon or applicable to such Person, as amended unless expressly specified otherwise.

          "Business Day" means a day, other than Saturday, Sunday or other day on which commercial banks in Boston, Massachusetts or New York, New York are authorized or required by Applicable Law to close.

          "Card Association" means VISA, Inc., MasterCard International, Inc., Discover Financial Services, LLC, American Express Travel Related Services, Inc., and any other payment card association or network, in each case with which the Company or its Subsidiaries may directly or indirectly have a sponsorship or similar agreement and any legal successor organizations or association of any of them.

          "Card Association Rules" means the rules, regulations, standards, policies, manuals, and procedures of the Card Associations, including, with respect to the processing of credit card information, the Payment Card Industry Data Security Standards (PCI-DSS), in each case as applicable to the Company or its Subsidiaries.

          "Closing Date" means the date of the Closing.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Company Balance Sheet" means the consolidated balance sheet of the Company and its Subsidiaries as of June 30, 2013 and the footnotes thereto set forth in the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2013.

          "Company Balance Sheet Date" means June 30, 2013.

          "Company Board" means the Board of Directors of the Company.

          "Company Equity Awards" means the Company Stock Options and the Company RSUs and any other outstanding equity-based award (whether vested or unvested) denominated in shares of Company Common Stock, other than rights under the ESPP.

          "Company Financial Advisor" means Merrill Lynch, Pierce, Fenner & Smith Incorporated or another independent financial advisor of nationally recognized reputation.

          "Company Material Adverse Effect" means any effect, change, event, circumstance or occurrence that has a material adverse effect on (i) the business, assets, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, or (ii) the ability of the Company to consummate the transactions contemplated by this Agreement, excluding in each case any such adverse effect resulting from or arising out of: (A) the announcement, pendency or consummation of the Merger (including any loss of or adverse change in the relationship of the Company and its Subsidiaries with their respective employees, contractors, customers, partners, or suppliers as a result thereof); (B) the identity of Parent or any of its Affiliates as the acquirer of the Company; (C) general economic, financial market or political conditions; (D) general conditions in or affecting the industry in which the Company and its Subsidiaries operate or in any specific jurisdiction or geographical area in the United States or elsewhere in the world; (E) any changes (after the date hereof) in GAAP or Applicable Law (or interpretations thereof); (F) any adoption, implementation, repeal, modification, reinterpretation or proposal of any law, regulation or policy by any Governmental Authority, or any panel or advisory body empowered or appointed thereby, in each case, after the date hereof; (G) the taking of any specific action, or refraining from taking any specific action, in each case at the written direction of Parent or as expressly required by this Agreement; (H) any Stockholder Litigation; (I) any acts of terrorism or war or any weather-related event, fire or natural disaster or any escalation thereof; or (J) any failure by the Company to meet internal or analysts' estimates or projections, performance measures, operating statistics or revenue or earnings predictions for any period or a decline in the price or trading volume of shares of the Company Common Stock (provided, however, that, except as otherwise provided in this definition, the underlying causes of such failure or decline may be taken into account in determining whether a Company Material Adverse Effect has occurred); provided, further, in the case of clauses (C), (D), (E), (F), or (I) such effect may be taken into account in determining whether or not there has been a Company Material Adverse Effect to the extent such effect has a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, as compared to other participants in the industry in which the Company and its Subsidiaries operate, in which case only the incremental materially disproportionate impact or impacts may be taken into account in determining whether or not there has been a Company Material Adverse Effect.

          "Company Stock Option" means each option (whether vested or unvested) to purchase shares of Company Common Stock outstanding under any Company Stock Plan or otherwise.

          "Company Stock Plan" means any stock option, stock incentive, stock award or other equity compensation plan or agreement sponsored or maintained by the Company or any Subsidiary or Affiliate of the Company, other than the ESPP.

          "Contract" means any legally binding written or oral contract, agreement, note, bond, indenture, mortgage, guarantee, option, lease (or sublease), license, sales or purchase order, warranty, commitment, or other instrument, obligation, arrangement or understanding of any kind to which the Company or any of its Subsidiaries is a party.

          "Credit Facility" means that certain Amended and Restated Senior Secured Credit Agreement, by and among the Company, the lenders party thereto, Bank of America, N.A., as Administrative Agent and Collateral Agent, Wells Fargo Bank, National Association, as Syndication Agent, RBS Citizens, N.A. and TD Banknorth, NA, as Co-Documentation Agents, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Sole Lead Arranger and Sole Book Manager, dated as of February 29, 2012 (as amended, and together with the revolving note, the swingline note, the collateral agreement and all other agreements and arrangements thereunder), which has previously been Made Available to Parent.

          "Debt Financing Party" means the entities that have committed to provide or otherwise entered into agreements in connection with any debt financing used to consummate the Merger and the other transactions contemplated thereby, and any joinder agreements or credit agreements (including the definitive agreements executed in connection with any debt commitment letter) relating thereto and any arrangers, administrative agents, collateral agents or trustees part of such debt financing, and the respective affiliates, managers, members, directors, agents, officers and employees of the foregoing.

          "Environmental Law" means any Applicable Law or any agreement with any Governmental Authority or other Person, relating to public health and safety (as such relate to exposure to Hazardous Substances), worker health and safety, the pollution or protection of the environment or any Hazardous Substance.

          "Environmental Permits" means, with respect to any Person, all Governmental Authorizations relating to or required by Environmental Law and affecting, or relating in any way to, the business of such Person or any of its Subsidiaries.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "ERISA Affiliate" of any entity means any other entity that, together with such entity, would be treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA.

          "ESPP" means the Company's 2001 Employee Stock Purchase plan, as amended.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "GAAP" means generally accepted accounting principles in the United States.

          "Governmental Authority" means (i) any government or any state, department, local authority or other political subdivision thereof, or (ii) any governmental or quasi-governmental body, agency, authority (including any central bank, Taxing Authority or transgovernmental or supranational entity or authority), minister or instrumentality (including any court or tribunal) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Governmental Authorizations" means, with respect to any Person, all licenses, permits, certificates, waivers, registrations, consents, franchises (including similar authorizations or permits), exemptions, variances, expirations and terminations of any waiting period requirements and other authorizations and approvals issued to such Person by or obtained by such Person from any Governmental Authority, or of which such Person has the benefit under any Applicable Law.

          "Hazardous Substance" means any pollutant or contaminant, or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substance, waste or material, or any substance, waste or material having any constituent elements displaying any of the foregoing characteristics, including any substance, waste or material regulated under or for which liability or standards of conduct may be imposed pursuant to any Environmental Law.

          "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

          "Indebtedness" means, with respect to any Person, all obligations (including all obligations in respect of principal, accrued interest, penalties, fees and premiums, and any other fees, expenses, indemnities and other amounts payable as a result of prepayment or discharge) of such Person: (i) for borrowed money (including obligations in respect of drawings under overdraft facilities), (ii) evidenced by notes, bonds, debentures or similar contracts or agreements, (iii) for the deferred purchase price of property, goods or services (other than trade payables or accruals incurred in the ordinary course of business consistent with past practices), (iv) under capital leases (in accordance with GAAP), (v) in respect of outstanding letters of credit and bankers' acceptances or (vi) for contracts or agreements relating to interest rate or currency rate protection, swap agreements, collar agreements and similar hedging agreements.

          "Knowledge of the Company" means knowledge, after reasonable inquiry, of each of the individuals identified in Schedule 1.01(a), subject to the limitations described in Schedule 1.01(a).

          "Lien" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance, claim, infringement, right of first refusal, preemptive right, community property right or other adverse claim of any kind in respect of such property or asset. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any property or asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.

          "Made Available" means that such information, document or material was, as of 11:59 p.m. Eastern time on October 11, 2013: (a) publicly available on the SEC EDGAR database; or (b) made available for review by Parent or Parent's Representatives in the virtual data room maintained by the Company with Merrill Corporation in connection with the transactions contemplated by this Agreement.

          "NYSE" means the New York Stock Exchange.

          "Nonpublic Personal Information" means personal information relating to consumers that is entitled to protection from or limitations on disclosure in accordance with Applicable Laws or the Card Association Rules.

          "Order" means, with respect to any Person, any order, writ, injunction, judgment, decree, ruling, settlement or stipulation or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority or arbitrator that is binding upon or applicable to such Person or its property.

          "Parent Material Adverse Effect" means any event, condition, change, occurrence or development of a state of circumstances that, individually or in the aggregate, would reasonably be expected to prevent or materially delay consummation of the Merger or materially impair or delay the ability of Parent or Merger Sub to perform their respective obligations under this Agreement.

          "Permitted Liens" means (i) Liens disclosed on the Company Balance Sheet (including Liens arising under the Credit Facility), (ii) Liens for Taxes that are not yet due and payable as of the Closing Date, (iii) mechanics', carriers', workmen's, repairmen's or other like liens or other similar encumbrances arising or incurred in the ordinary course of business consistent with past practice that, in the aggregate, do not materially impair the value or the present or the Company's currently intended use and operation of the assets to which they relate, (iv) Liens imposed under Applicable Law and (v) Liens encumbering the fee interest title in any Leased Real Property and not attributable to the Company or any Subsidiary of the Company.

          "Person" means an individual, corporation, partnership, limited liability company, association, firm, trust, joint venture, association or other entity or organization, including a Governmental Authority.

          "Proceeding" means any suit, claim, action, charge, complaint, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Authority or any arbitrator or arbitration panel.

          "Representatives" means, with respect to any Person, the directors, officers, employees, financial advisors, attorneys, accountants, consultants, agents and other authorized representatives of such Person, acting in such capacity.

          "Sarbanes-Oxley Act" means the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder.

          "SEC" means the U.S. Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Severance Policy" means the Company's Severance Policy, dated as of July 23, 2013, which has previously been Made Available to Parent.

          "Share" means each share of Company Common Stock.

          "Significant Customers" shall mean those customers of the Company's laundry facilities management business who, individually, accounted for more than $600,000 gross revenues of the Company for the 2012 fiscal year or who is expected to account for more than $600,000 of gross revenues of the Company for the 2013 fiscal year.

          "Special Committee" means the special committee of the Company Board.

          "Stockholder Litigation" means any claim or Proceeding (including any class action or derivative litigation) threatened (in writing), asserted or commenced by, on behalf of or in the name of, against or otherwise involving the Company, the Company Board, any committee thereof and/or any of the Company's directors or officers relating directly or indirectly to the Agreement, the Merger or any related transaction (including any such claim or Proceeding based on allegations that the Company's entry into the Agreement or the terms and conditions of the Agreement or any related transaction constituted a breach of the fiduciary duties of any member of the Company Board, any member of the board of directors of any of the Company's Subsidiaries or any officer of the Company or any of its Subsidiaries).

          "Subsidiary" means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at any time directly or indirectly owned by such Person.

          "Superior Proposal" means any bona fide written Acquisition Proposal that the Company Board (acting upon the recommendation of the Special Committee) determines in good faith (after consultation with the Company Financial Advisor and outside legal counsel), taking into account, among other things, the legal, financial, regulatory, and other aspects of the Acquisition Proposal and the Third Party making the Acquisition Proposal, including the form of consideration, financing terms (and certainty of financing) thereof and the likelihood of consummation (in each case, if applicable, taking into account any revisions to this Agreement or the Capital Commitment Letter made or proposed in writing by Parent prior to the time of determination), which, if consummated, would result in a transaction that is more favorable to the Company's stockholders (solely in their capacity as such) from a financial point of view than the Merger (after taking into account the expected timing and risk and likelihood of consummation); provided, however, that, for purposes of this definition of "Superior Proposal," references in the term "Acquisition Proposal" to "15% or more" shall be deemed to be references to "more than 50%."

          "Third Party" means any Person or "group" (as defined under Section 13(d) of the Exchange Act) of Persons, other than the Company, Parent, any of their Affiliates or Representatives or any Governmental Authority.

          "Treasury Regulations" means the regulations promulgated under the Code by the United States Department of Treasury.

          "Voting Agreements" means collectively, (i) that certain voting agreement by and between Parent and Stewart MacDonald, Jr., dated as of September 27, 2013, (ii) that certain voting agreement by and between Parent and Cynthia Doggett, dated as of September 27, 2013, (iii) that certain voting agreement by and between Parent and The Stewart G. MacDonald, Jr. 2011 Trust, dated as of September 27, 2013 and (iv) that certain voting agreement by and between Parent, on the one hand, and Moab Capital Partners, LLC, a Delaware limited liability company, and Moab Partners, LP, a Delaware limited partnership, on the other hand, dated as of the date hereof.

        (b)   Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Adverse Recommendation Change	6.03(a)
Aggregate Merger Consideration	2.06(b)
Agreement	Preamble
Alternative Acquisition Agreement	6.02(a)(i)
Business	4.20(i)(i)
Buyer Entities	Preamble
Capital Commitment Letter	5.08
Capital Financing	5.08
Capitalization Date	4.05(a)
Cash Amount	2.06(a)
Certificate of Merger	2.02(a)
Certificates	2.04(a)
Closing	2.01
Company	Preamble
Company Common Stock	4.05(a)
Company Disclosure Schedule	Article 4
Company Employee Plan	4.16(a)
Company Intellectual Property Assets	4.20(i)(ii)
Company Preferred Stock	4.05(a)
Company Recommendation	4.02(b)
Company Return	4.15(j)
Company RSUs	2.06(b)
Company SEC Documents	4.07(a)
Company Securities	4.05(c)
Company Systems	4.20(g)
Company Termination Fee	9.04(b)
Confidentiality Agreement	6.17
Continuing Employees	6.07(b)
Copyrights	4.20(i)(iii)(C)
CSC	Preamble
Current Premium	6.11(a)
DGCL	Preamble
Divestiture Action	6.12(d)
DOJ	6.12(b)
Effective Time	2.02(b)
End Date	8.01(b)
Exchange Agent	2.04(a)
Executive Employees	6.07(a)
FTC	6.12(b)
Holdings	Preamble

Term	Section
Indemnified Party	6.11(b)
Insurance Policies	4.18
Intellectual Property Assets	4.20(i)(iii)
Intervening Event	6.03(b)
Lease Agreement	4.21
Leased Real Property	4.21
Marks	4.20(i)(iii)(B)
Material Contract	4.14
Material Customer Contracts	4.14
Material Leased Property	4.21
Merger	Preamble
Merger Consideration	2.03(a)
Merger Sub	Preamble
Notice of Intervening Event	6.03(b)(iii)(A)
Notice of Superior Proposal	6.03(b)(ii)(A)
Parent	Preamble
Parent Benefit Plans	6.07(b)
Parent Termination Fee	9.04(d)
Patents	4.20(i)(iii)(A)
Payment Fund	2.04(a)
Payoff Letter	6.21
Proxy Statement	6.04(b)
Required Information	6.19(a)
RSU Award Payments	2.06(b)
Severance Agreement	6.07(a)
Sponsor	5.08
Standstill Release/Waiver	6.02(d)
Stockholder Approval	4.02(a)
Stockholder Meeting	6.04(a)
Surviving Corporation	2.02(c)
Tax	4.15(k)
Tax Return	4.15(m)
Taxing Authority	4.15(l)
Third Party Rights	4.20(c)
Trade Secrets	4.20(i)(iii)(D)
WARN Act	4.17(c)

        Section 1.02    Other Definitional and Interpretative Provisions.    The words "hereof," "herein" and "hereunder" and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation," whether or not they are in fact followed by those words or words of like import. "Writing," "written" and comparable terms refer to printing, typing and other means of reproducing words

(including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References to any statute are to that statute, as amended from time to time, and to the rules and regulations promulgated thereunder. References to "$" and "dollars" are to the currency of the United States. References from or through any date shall mean, unless otherwise specified, from and including or through and including, respectively. Accounting terms used, but not specifically defined, in this Agreement shall be construed in accordance with GAAP.

ARTICLE 2
THE MERGER

        Section 2.01    The Closing.     Upon the terms and subject to the conditions set forth herein, the closing of the Merger (the "Closing") will take place at 10:00 a.m., Eastern time, on that date that is as soon as practicable (and, in any event, within two (2) Business Days) after satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger set forth in Article 7 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions), unless this Agreement has been terminated pursuant to its terms or unless another time or date is agreed to in writing by the parties hereto. The Closing shall be held at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts, 02109, unless another place is agreed to in writing by the parties hereto.

        Section 2.02    The Merger.

        (a)   Upon the terms and subject to the conditions set forth in this Agreement, as soon as practicable on the Closing Date, Parent and the Company shall cause a certificate of merger (the "Certificate of Merger") to be executed, acknowledged and delivered to the Secretary of State of the State of Delaware for filing as provided in the DGCL.

        (b)   The Merger shall become effective on such date and at such time when the Certificate of Merger has been received for filing by the Secretary of State of the State of Delaware or at such later time and date as may be agreed by the parties in writing and specified in the Certificate of Merger (the "Effective Time").

        (c)   At the Effective Time, Merger Sub shall be merged with and into the Company in accordance with the DGCL, whereupon the separate existence of Merger Sub shall cease, and the Company shall be the surviving corporation in the Merger (the "Surviving Corporation"), and the separate corporate existence of the Company, with all its rights, privileges, immunities, powers and franchises, shall continue unaffected by the Merger. The Merger shall have the effects specified in the DGCL.

        Section 2.03    Conversion of Shares.     At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders thereof:

        (a)   except as otherwise provided in Section 2.03(b), Section 2.03(c) or Section 2.05 immediately prior to the Effective Time, each share of Company Common Stock outstanding immediately prior to the Effective Time shall be canceled and converted into the right to receive $21.25 in cash without interest (the "Merger Consideration"). As of the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate representing any such shares of Company Common Stock shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration upon surrender of such certificate in accordance with Section 2.04, without interest;

        (b)   each share of Company Common Stock owned by the Company, and any shares of Company Common Stock owned by any Buyer Entity or Merger Sub or any wholly owned Subsidiary of any Buyer Entity or Merger Sub immediately prior to the Effective Time, shall be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor; and

        (c)   each share of common stock of Merger Sub outstanding immediately prior to the Effective Time shall be converted into and become one fully paid, nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation with the same rights, powers and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.

        Section 2.04    Surrender and Payment.

        (a)   Prior to the Effective Time, Parent shall appoint an exchange agent reasonably acceptable to the Company (the "Exchange Agent") for the purpose of exchanging for the Merger Consideration certificates representing shares of Company Common Stock (the "Certificates;" provided, however, that any references herein to "Certificates" are deemed to include references to book-entry account statements relating to the ownership of shares of Company Common Stock). At or prior to the Effective Time, Parent shall deposit, or cause to be deposited, with the Exchange Agent the aggregate Merger Consideration to be paid in respect of the Certificates (the "Payment Fund"). To the extent such fund diminishes for any reason below the level required to make prompt payment of the Merger Consideration, Parent and the Surviving Corporation shall promptly replace or restore the lost portion of such fund so as to ensure that it is, at all times, maintained at a level sufficient to make such payments. As promptly as practicable after the Effective Time, and in any event no later than five (5) Business Days after the Effective Time, Parent shall cause the Exchange Agent to send to each record holder of shares of Company Common Stock at the Effective Time whose shares were converted into the right to receive the Merger Consideration pursuant to Section 2.03(a) a letter of transmittal and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery or transfer of the Certificates to the Exchange Agent and which shall be in such form and shall contain such other provisions as Parent and the Company shall mutually agree) for use in such exchange.

        (b)   Each holder of shares of Company Common Stock that have been converted into the right to receive the Merger Consideration shall be entitled to receive the Merger Consideration in respect of the shares of Company Common Stock represented by a Certificate upon (i) surrender to the Exchange Agent of a Certificate, together with a duly completed and validly executed letter of transmittal and such other documents as may reasonably be requested by the Exchange Agent, or (ii) receipt of an "agent's message" by the Exchange Agent (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) in the case of a book-entry transfer of shares of Company Common Stock. Until so surrendered or transferred, each such Certificate shall represent after the Effective Time for all purposes only the right to receive such Merger Consideration. No interest shall be paid or accrued on the cash payable upon the surrender or transfer of such Certificate.

        (c)   If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate is registered, it shall be a condition to such payment that (i) either such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer and (ii) the Person requesting such payment shall pay to the Exchange Agent any transfer or other Tax required as a result of such payment to a Person other than the registered holder of such Certificate or establish to the satisfaction of the Exchange Agent that such Tax has been paid or is not payable.

        (d)   All Merger Consideration paid upon the surrender of Certificates in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Certificate and from and after the Effective Time there shall be no further registration of transfers of shares of Company Common Stock on the stock transfer books of the Surviving Corporation. If, after the Effective Time, Certificates are presented to the Surviving Corporation, they shall be canceled and exchanged for the Merger Consideration provided for, and in accordance with the procedures set forth, in this Article 2.

        (e)   Any portion of the Payment Fund that remains unclaimed by the holders of shares of Company Common Stock twelve (12) months after the Effective Time shall be delivered to the Surviving Corporation, upon demand, and any such holder who has not exchanged shares of Company Common Stock for the Merger Consideration in accordance with this Section 2.04 prior to that time shall thereafter look only to Parent or the Surviving Corporation for payment of the Merger Consideration, without interest.

        Section 2.05    Dissenting Shares.     Notwithstanding Section 2.03, shares of Company Common Stock issued and outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of adoption of this Agreement or consented thereto in writing, who is entitled to appraisal and who has properly exercised appraisal rights for such shares in accordance with Section 262 of the DGCL shall not be converted into a right to receive the Merger Consideration but instead shall be entitled to payment of the appraised value of such shares in accordance with Section 262 of the DGCL following which such shares shall be canceled; provided, however, that if, after the Effective Time, such holder fails to perfect, withdraws or loses such holder's right to appraisal, pursuant to Section 262 of the DGCL or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262 of the DGCL, such shares of Company Common Stock shall be treated as if they had been converted as of the Effective Time into the right to receive the Merger Consideration in accordance with Section 2.03(a), without interest thereon, upon surrender of such Certificate formerly representing such shares. The Company shall provide Parent prompt written notice of any demands received by the Company for appraisal of shares of Company Common Stock, any withdrawal of any such demand and any other demand, notice, instrument delivered to the Company prior to the Effective Time pursuant to Section 262 of the DGCL that relate to such demand, and Parent shall have the opportunity and right to participate in and direct all negotiations and proceedings with respect to such demands. Except with the prior written consent of Parent, the Company shall not make any payment with respect to, or offer to settle or settle, any such demands.

        Section 2.06    Company Stock Options; Restricted Stock Unit Awards; ESPP.

        (a)   Immediately prior to the Effective Time by virtue of the Merger and without any action on the part of the holders thereof, each Company Stock Option, whether or not vested and exercisable, that is outstanding and unexercised immediately prior to the Effective Time, shall be automatically converted into the right to receive from Parent or the Surviving Corporation immediately after the Effective Time an amount in cash equal to the product obtained by multiplying (i) the excess, if any, of the Merger Consideration over the per share exercise price of such Company Stock Option, by (ii) the aggregate number of shares of Company Common Stock that were issuable upon exercise or settlement of such Company Stock Option immediately prior to the Effective Time (such product, the "Cash Amount"). From and after the Effective Time, any Company Stock Option shall no longer represent the right to purchase shares of Company Common Stock by the former holder thereof, but shall only entitle such holder to the payment of the Cash Amount, if any. Payment of the Cash Amount shall be paid as soon as practicable following the Effective Time, without interest. All payments provided pursuant to this Section 2.06(a) shall be made through the Company's payroll systems, subject to withholding in accordance with the provisions of Section 2.08. If the exercise price per share of any Company Stock Option equals or exceeds the Merger Consideration, the Cash Amount therefor shall be zero. Promptly following the date of this Agreement, the Company shall deliver written notice to each holder of a Company Stock Option informing such holder of the effect of the Merger on the Company Stock Options.

        (b)   Immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each outstanding restricted stock award or restricted stock unit award under the Company Stock Plans (the "Company RSUs") shall become fully vested, shall not be assumed by Parent or Merger Sub in the Merger and shall be canceled and extinguished as of the Effective Time and, in exchange therefor, each former holder of any such Company RSU shall have the right to receive from Parent or the Surviving Corporation an amount in cash equal to the product obtained by multiplying (i) the maximum number of shares of Company Common Stock subject to such Company RSU by (ii) the Merger Consideration (such amounts payable hereunder, the "RSU Award Payments" and, together with the aggregate Merger Consideration and the aggregate Cash Amount, the "Aggregate Merger Consideration"). From and after the Effective Time, any Company RSU shall no longer represent the right to receive shares of Company Common Stock by the former holder thereof, but shall only entitle such holder to the payment of the RSU Award Payment, if any. The RSU Award Payments shall be paid as soon as practicable following the Effective Time, without interest. All payments provided pursuant to this Section 2.06(b) shall be made through the Company's payroll systems, subject to withholding in accordance with the provisions of Section 2.08.

        (c)   As soon as administratively practicable following the date of this Agreement, but not later than the day immediately prior to the date on which the first (1st) offering period that is regularly scheduled to commence under the ESPP after the date of this Agreement is scheduled to commence, the Company (or, if appropriate, the applicable committee administering the ESPP) shall take all actions necessary or required under the ESPP (including, if appropriate, amending the terms of the ESPP) and Applicable Law to (i) suspend the ESPP so that (x) no further offering periods shall commence after the date of this Agreement, (y) no individual participating in any offering period in progress as of the date of this Agreement shall be permitted to increase the amount of his or her rate of payroll contributions thereunder from the rate in effect when the last offering period commenced, or to make separate non-payroll contributions to the ESPP on or following the date of this Agreement; and (z) no individual who is not participating in the ESPP as of the date of this Agreement may commence participation in the ESPP following the date of this Agreement, (ii) end the last offering period that commenced period to the date of this Agreement on the earlier to occur of its regularly scheduled end date under the terms of the ESPP or three (3) calendar days prior to the Effective Time, and (iii) cause the ESPP to terminate as of the Effective Time such that no further rights shall be granted or exercised under the ESPP thereafter. With respect to the offering period that is in effect on the date of this Agreement, each ESPP participant may apply his or her accumulated payroll deductions to purchase shares of the Company Common Stock under the ESPP in accordance with its terms on the regularly scheduled purchase date for such offering period; provided, that if the Closing Date occurs prior to the purchase date for the offering period, then each ESPP participant's accumulated payroll deductions under the ESPP shall be used to purchase Shares in accordance with the terms of the ESPP no later than three (3) Business Days prior to the Effective Time; provided, further, that the applicable purchase price per Share as set forth in the ESPP shall not be decreased below levels set forth in the ESPP as of the date hereof. All shares of Company Common Stock purchased under the ESPP shall be cancelled at the Effective Time and converted into the right to receive the Merger Consideration in accordance with the terms and conditions of this Agreement.

        (d)   As soon as reasonably practicable following the date of this Agreement and in any event prior to the Effective Time, the Company Board (or, if appropriate, any committee administering the Company Stock Plans or the ESPP) shall adopt such resolutions that are necessary for the treatment of the Company Equity Awards and the ESPP pursuant to this Section 2.06.

        Section 2.07    Adjustments.     If, during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of the Company shall occur, including by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, the Merger Consideration and any other amounts payable pursuant to this Agreement shall be appropriately adjusted.

        Section 2.08    Withholding Rights.     Each of Parent, Merger Sub, the Surviving Corporation and the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of any applicable Tax law. To the extent that amounts are so deducted and withheld and are paid to the applicable Taxing Authority in accordance with Applicable Law by Parent, Merger Sub, the Surviving Corporation or the Exchange Agent, as the case may be, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which Parent, Merger Sub, the Surviving Corporation or the Exchange Agent, as the case may be, made such deduction and withholding.

        Section 2.09    Lost Certificates.     If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by the Surviving Corporation, the posting by such Person of a bond, in such customary amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be paid in respect of the shares of Company Common Stock formerly represented by such Certificate, as contemplated under this Article 2.

ARTICLE 3
THE SURVIVING CORPORATION

        Section 3.01    Certificate of Incorporation.     The certificate of incorporation of the Company shall be amended at the Effective Time to read in its entirety as the certificate of incorporation of Merger Sub in effect immediately prior to the Effective Time (which shall contain such provisions as are necessary to give full effect to the exculpation and indemnification provided for in Section 6.11 hereof), and as so amended shall be the certificate of incorporation of the Surviving Corporation until amended in accordance with Applicable Law.

        Section 3.02    Bylaws.     The bylaws of the Company shall be amended at the Effective Time to read in their entirety as the bylaws of Merger Sub in effect immediately prior to the Effective Time (which shall contain such provisions as are necessary to give full effect to the exculpation and indemnification provided for in Section 6.11 hereof), and as so amended shall be the bylaws of the Surviving Corporation until amended in accordance with Applicable Law.

        Section 3.03    Directors and Officers.     From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with Applicable Law, (i) the directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation and (ii) the officers of Merger Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except (a) as disclosed in the Company SEC Documents (other than as set forth in the forward looking statements, the risk factors contained therein or any other disclosures contained therein that are cautionary, predictive or forward looking in nature) (it being acknowledged that nothing disclosed in the Company SEC Documents shall be deemed to be a qualification of, or modification to, the representations and warranties set forth in Section 4.01, Section 4.02, Section 4.03, Section 4.04, Section 4.05, Section 4.06, Section 4.23 or Section 4.24) or (b) as set forth in the Disclosure Schedule delivered by the Company to Parent and Merger Sub prior to or simultaneously with the execution of this Agreement (the "Company Disclosure Schedule"), the Company hereby represents and warrants to Parent and Merger Sub as follows:

        Section 4.01    Corporate Existence and Power.     The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and authority required to own, lease and operate its properties and assets and to carry on its business as now conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has Made Available to Parent complete and correct copies of the certificate of incorporation and bylaws of the Company as currently in effect. The Company is not in violation of any provision of its certificate of incorporation or bylaws in any material respect.

        Section 4.02    Corporate Authorization.

        (a)   The Company has all requisite corporate power and authority to enter into this Agreement and, subject to the Stockholder Approval, to consummate the Merger and the other transactions contemplated by this Agreement. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Merger and the other transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Company, except for obtaining the Stockholder Approval. The only vote of holders of any class of capital stock of the Company necessary to adopt and approve this Agreement is the adoption and approval of this Agreement by the affirmative vote of a majority of the outstanding shares of Company Common Stock, voting as a single class (such vote, the "Stockholder Approval"). This Agreement constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar Applicable Law affecting creditors' rights generally and by general principles of equity.

        (b)   At a meeting duly called and held, prior to the execution of this Agreement, at which all directors of the Company were present and voting in favor, the Company Board (acting upon the recommendation of the Special Committee) duly adopted resolutions (i) declaring that this Agreement, the Merger and the other transactions contemplated by this Agreement are advisable and in the best interests of the Company and its stockholders, (ii) approving this Agreement, the Merger and the other transactions contemplated by this Agreement, (iii) taking all actions necessary so that the restrictions on business combinations and stockholder vote requirements contained in Section 203 of the DGCL will not apply with respect to or as a result of the Merger, this Agreement, the Voting Agreements and the transactions contemplated hereby and thereby, (iv) directing that the adoption of this Agreement, the Merger and the other transactions contemplated by this Agreement be submitted to a vote of the stockholders of the Company at the Stockholder Meeting and (v) recommending adoption and approval of this Agreement to the stockholders of the Company (the "Company Recommendation").

        Section 4.03    Governmental Authorization.     The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby do not and will not require, any action, approval, permit, consent or authorization by or in respect of, or filing with, any Governmental Authority, other than (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (ii) compliance with any applicable requirements of (A) the HSR Act and (B) any other applicable Antitrust Laws, (iii) compliance with any applicable requirements of the Securities Act, the Exchange Act, any other applicable U.S. state or federal or foreign securities laws, or the rules or regulations of the NYSE, and (iv) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        Section 4.04    Non-contravention.     The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Merger and the other transactions contemplated by this Agreement do not and will not (with or without notice or lapse of time, or both): (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or the certificate of incorporation or bylaws (or other organizational and governing documents, as applicable) of any of the Company's Subsidiaries, (ii) assuming compliance with the matters referred to in Section 4.03 and that the Stockholder Approval is obtained, contravene, conflict with or result in a violation or breach of any provision of any Applicable Law or Order binding upon or applicable to the Company or any of its Subsidiaries or any of their respective properties or assets; (iii) require any consent or approval under, violate, conflict with, result in any breach of or any loss of any benefit under, or constitute a change of control or default under, or result in termination or give to others any right of termination, vesting, amendment, acceleration or cancelation of any material benefit under any Contract (other than Company Employee Plans) to which the Company or any Subsidiary of the Company is a party, or by which they or any of their respective properties or assets may be bound or affected or any Governmental Authorization affecting, or relating in any way to, the property, assets or business of the Company or any of its Subsidiaries; or (iv) result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries, with such exceptions, in the case of each of clauses (ii), (iii) and (iv), as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        Section 4.05    Capitalization.

        (a)   The authorized capital stock of the Company consists of (i) 30,000,000 shares of common stock of the Company, par value $0.01 per share (the "Company Common Stock"), and (ii) 5,000,000 shares of preferred stock, par value $0.01 per share (the "Company Preferred Stock"). The rights and privileges of the Company Common Stock and the Company Preferred Stock are as set forth in the Company's certificate of incorporation. At the close of business on October 11, 2013 (the "Capitalization Date"): 14,735,874 shares of Company Common Stock were issued and outstanding; Company Stock Options to purchase an aggregate of 2,489,224 shares of Company Common Stock, with a weighted average exercise price of $11.1521 per share, were issued and outstanding; an aggregate of 270,773 shares of Company Common Stock were subject to outstanding Company RSUs; 1,121,855 shares of Company Common Stock were reserved for future issuance under the Company Stock Plans; and zero shares of Company Preferred Stock were issued and outstanding. All outstanding shares of capital stock of the Company have been, and all shares that may be issued pursuant to any Company Stock Plan or the ESPP will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued and are (or, in the case of shares that have not yet been issued, will be) fully paid, nonassessable and free of preemptive rights.

        (b)   Section 4.05(b) of the Company Disclosure Schedule sets forth, as of the close of business on the Capitalization Date, a complete and correct list of (i) all outstanding Company Stock Options, including the number of shares of Company Common Stock subject to such award, the name of the holder, the grant date and the exercise or purchase price per share and (ii) all outstanding awards of Company RSUs, including the number of shares of Company Common Stock underlying such awards, the name of the holder and the grant date. The Company Stock Plans set forth on Section 4.05(b) of the Company Disclosure Schedule and the ESPP are the only plans or programs the Company or any of its Subsidiaries maintains under which stock options, restricted stock units, restricted stock awards, stock appreciation rights or other compensatory equity-based awards or profit participation or similar rights are outstanding. The Company Stock Options and the Company RSUs set forth in Section 4.05(b) of the Company Disclosure Schedule constitute all of the Company Equity Awards outstanding as of the Capitalization Date. The Company has Made Available to Parent each form of award agreement under the Company Stock Plans.

        (c)   Except as set forth in this Section 4.05 (including, for the avoidance of doubt, as contemplated in the Company Disclosure Schedule) and for changes since the Capitalization Date resulting from the exercise or settlement of Company Equity Awards outstanding on such date or resulting from the ESPP, there are no outstanding (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company or any of its Subsidiaries convertible into or exchangeable for shares of capital stock or voting securities of the Company or any of its Subsidiaries, (iii) options, warrants or other rights or arrangements to acquire from the Company or any of its Subsidiaries, or other obligations or commitments (contingent or otherwise) of the Company or any of its Subsidiaries to issue, transfer, dispose or sell any capital stock or other voting securities or ownership interests in, or any securities convertible into or exchangeable for capital stock or other voting securities or ownership interests in, the Company or any of its Subsidiaries (other than purchase rights under the ESPP), or (iv) restricted shares, stock appreciation rights, performance shares, contingent value rights, "phantom" stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other voting securities or ownership interests in, the Company or any of its Subsidiaries (the items in clauses (i)-(iv) being referred to collectively as the "Company Securities"), (v) voting trusts, proxies or other similar agreements or understandings to which Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound with respect to the disposition or voting of any shares of capital stock of the Company or any of its Subsidiaries or (vi) contractual obligations or commitments of any character relating to any Company Securities, including any agreements restricting the transfer of, requiring the registration for sale of or granting any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to, any Company Securities. There are no outstanding obligations or commitments of any character of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Securities. All Company Stock Options, Company RSUs and rights under the ESPP may, by their terms, be treated in accordance with Section 2.06.

        (d)   Each outstanding share of capital stock of, or other equity interest or voting security in, each Subsidiary of the Company is (i) owned, directly or indirectly, beneficially and of record, by the Company, (ii) duly authorized, validly issued, fully paid and non-assessable, (iii) free and clear of all Liens, (iv) not subject to any preemptive rights or any restriction on the right to vote, transfer, sell or otherwise dispose of such outstanding capital stock or other equity interest or voting security and (v) not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right, commitment, understanding, restriction or arrangement under any provision of Applicable Law, the organizational documents of such Subsidiary or any Contract to which such Subsidiary is a party or otherwise bound. No Person other than the Company or its wholly owned Subsidiaries owns any Company Securities in any Subsidiary of the Company. No Subsidiary of the Company owns any Company Securities in the Company

        Section 4.06    Subsidiaries.

        (a)   The Company has no Subsidiaries, except for the entities identified in Section 4.06(a) of the Company Disclosure Schedule, which sets forth the name, jurisdiction of incorporation or organization (as applicable), and entity form of each Subsidiary of the Company; and neither the Company nor any of its Subsidiaries: (x) owns any share capital of, or any equity interest of any nature in, any other Person, other than the Company or its Subsidiaries; or (y) has agreed or is obligated to make, or is bound by any Contract under which it may become obligated to make, any material future investment in or material capital contribution to any other Person.

        (b)   Each Subsidiary of the Company is a corporation or other business entity duly incorporated or organized (as applicable), validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has all corporate or other organizational powers and authority required to own, lease and operate its properties and assets and to carry on its business as now conducted. Each such Subsidiary is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has Made Available to Parent complete and correct copies of the certificate of incorporation and bylaws (or other organizational and governing documents, as applicable) of each of the Company's Subsidiaries as currently in effect. None of the Company's Subsidiaries is in violation of any provision of its certificate of incorporation or bylaws (or other organizational and governing documents, as applicable) in any material respect.

        Section 4.07    SEC Filings and the Sarbanes-Oxley Act.

        (a)   The Company has Made Available to Parent complete and correct copies of (i) the Company's annual reports on Form 10-K for its fiscal years ended December 31, 2012, December 31, 2011 and December 31, 2010, (ii) the proxy or information statements filed by the Company relating to meetings of the stockholders of the Company since January 1, 2011 and (iii) all other reports, statements, schedules and registration statements filed by the Company with the SEC since January 1, 2011 (the documents referred to in this Section 4.07(a), together with all information incorporated by reference therein in accordance with applicable SEC regulations, are collectively referred as the "Company SEC Documents").

        (b)   Since December 31, 2010, the Company has filed with or furnished to the SEC each report, statement, schedule, form, prospectus or other document or filing required by Applicable Law to be filed with or furnished to the SEC by the Company at or prior to the time so required. No Subsidiary of the Company is required to file or furnish any report, statement, schedule, form or other document with, or make any other filing with, or furnish any other material to, the SEC.

        (c)   As of its filing date (or, if amended or superseded by a filing prior to the date hereof, on the date of such filing), each Company SEC Document complied, and each such Company SEC Document filed subsequent to the date hereof and prior to the Closing Date will comply, as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act.

        (d)   As of its filing date (or, if amended or superseded by a filing prior to the date hereof, on the date of such filing), each Company SEC Document filed pursuant to the Exchange Act did not, and each such Company SEC Document filed subsequent to the date hereof and prior to the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Each Company SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the Securities Act, as of the date such registration statement or amendment became effective, did not, and each such Company SEC Document filed subsequent to the date hereof and prior to the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

        (e)   The Company has Made Available to Parent correct and complete copies of all comment letters received by the Company from the SEC relating to the Company SEC Documents, together with all written responses of the Company thereto, and any other material correspondence between the SEC and the Company, in each case, since December 31, 2010. There are no outstanding or unresolved comments in any comment letters received by the Company from the SEC relating to the Company SEC Documents and the Company has not received any notice from the SEC that any of the Company SEC Documents is the subject of any ongoing review or investigation by the SEC.

        (f)    Each required form, report and document containing financial statements that has been filed with or submitted to the SEC by the Company since December 31, 2010 was accompanied by the certifications required to be filed or submitted by the Company's principal executive officer and principal financial officer, as required, pursuant to the Sarbanes-Oxley Act and, at the time of filing or submission of each such certification, such certification was true and accurate and complied with the Sarbanes-Oxley Act. None of the Company, any current executive officer of the Company or, to the Knowledge of the Company, any former executive officer of the Company has received written notice from any Governmental Authority challenging or questioning the accuracy, completeness, form or manner of filing of such certifications made with respect to the Company SEC Documents.

        Section 4.08    Financial Statements; Internal Controls.

        (a)   The audited consolidated financial statements (including the related notes) and unaudited consolidated interim financial statements of the Company included in the Company SEC Documents (i) complied as to form, as of their respective filing dates with the SEC, in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (ii) were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except, in the case of unaudited statements, for any absence of footnotes), and (iii) fairly presented in all material respects the consolidated financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries as of the dates thereof and for the periods presented therein (subject to normal year-end adjustments in the case of any unaudited interim financial statements which would not, individually, or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole).

        (b)   The Company's system of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) is sufficient to provide reasonable assurance (i) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, (ii) that receipts and expenditures are executed in accordance with the authorization of Company management, and (iii) that any unauthorized use, acquisition or disposition of the Company's assets that would materially affect the Company's financial statements would be prevented or detected in a timely manner. Since December 31, 2010, none of the Company, its Subsidiaries nor, to the Knowledge of the Company, the Company's independent registered accountant has identified or been made aware of: (A) any significant deficiency or material weakness in the design or operation of internal controls over financial reporting utilized by the Company; (B) any illegal act or fraud, whether or not material, that involves the management or other employees of the Company or any of its Subsidiaries; or (C) any claim or allegation regarding any of the foregoing.

        (c)   The Company's "disclosure controls and procedures" (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) are reasonably designed to ensure that (i) all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported to the individuals responsible for preparing such reports within the time periods specified in the rules and forms of the SEC and (ii) all such information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the principal executive officer and principal financial officer of the Company required under the Exchange Act with respect to such reports.

        Section 4.09    Absence of Certain Changes.     Since the Company Balance Sheet Date through the date of this Agreement, the Company and its Subsidiaries have conducted their business in the ordinary course consistent with past practice and there has not been any event, development or circumstance that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as expressly contemplated by this Agreement, since the Company Balance Sheet Date through the date of this Agreement, the Company has not taken any actions which, had such actions been taken after the date of this Agreement, would have required the prior written consent of Parent pursuant to Section 6.01(e), (g), (h), (l), (k), or (n).

        Section 4.10    No Undisclosed Material Liabilities.     There are no liabilities or obligations of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances that would reasonably be expected to result in such a liability or obligation, other than:

        (a)   liabilities or obligations disclosed or provided for in the Company SEC Documents;

        (b)   liabilities or obligations incurred in the ordinary course of business since the Company Balance Sheet Date in amounts consistent with past practice;

        (c)   liabilities or obligations that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; and

        (d)   liabilities or obligations incurred in connection with, or resulting or arising from, the transactions contemplated by this Agreement (including the Merger).

        Section 4.11    Litigation.     There is no (a) Proceeding pending against or, to the Knowledge of the Company, threatened against the Company, any of its Subsidiaries or any present or former officer, director or employee of the Company or any of its Subsidiaries (in such individuals' capacity as such) or any property or asset of the Company or its Subsidiaries or (b) outstanding Order to which the Company or any of its Subsidiaries is subject, which, in either case, (i) would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or (ii) as of the date hereof, challenges the validity or propriety, or seeks to prevent, materially impair or materially delay, or would reasonably be expected to have the effect of preventing, impairing or materially delaying, consummation of the Merger.

        Section 4.12    Compliance with Applicable Law.

        (a)   The Company and each of its Subsidiaries is and, since January 1, 2011, has been, in compliance in all material respects with (i) all Applicable Laws, Orders and Card Association Rules (including all Applicable Laws relating to data protection or privacy, including those governing the collection, use, disclosure, transfer or other disposition of Nonpublic Personal Information) and (ii) any privacy policies or related policies, programs or other notices of the Company or its Subsidiaries relating to collection, use, disclosure, transfer or other disposition of Nonpublic Personal Information. Neither the Company nor any of its Subsidiaries has received any written notice since January 1, 2011 (i) of any administrative, civil or criminal investigation or audit by any Governmental Authority relating to the Company or any of its Subsidiaries or (ii) from any Governmental Authority alleging that the Company or any of its Subsidiaries are not in compliance with any Applicable Law or Order in any material respect.

        (b)   Each of the Company and its Subsidiaries has in effect all material Governmental Authorizations necessary for it to own, lease or otherwise hold and operate its properties and assets and to carry on its businesses and operations as now conducted. There have occurred no material defaults (with or without notice or lapse of time or both) under, material violations of, or, to the Knowledge of the Company, events giving rise to any right of termination, material amendment or cancelation of, any such Governmental Authorizations, nor shall any such Governmental Authorizations cease to be effective as a result of the transactions contemplated by this Agreement.

        Section 4.13    Certain Business Practices.     Since January 1, 2011, none of the Company nor any of its Subsidiaries, and to the Knowledge of the Company, none of their Representatives on their behalf, has: (a) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns; or (c) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any rules or regulations thereunder, or any comparable foreign law or statute in any material respects.

        Section 4.14    Material Contracts.     Except for this Agreement, as of the date hereof neither the Company nor any Subsidiary of the Company is a party to any contract, arrangement, commitment or understanding currently in effect or by which the Company or any of its Subsidiaries or any of their respective properties or assets is bound (i) that is a "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the Exchange Act), (ii) that is a Contract with a customer of the Company's laundry facilities management business pursuant to which the Company and its Subsidiaries (A) received revenues in excess of $350,000 for the 2012 fiscal year or (B) are expected to receive revenues in excess of $350,000 for the 2013 fiscal year (collectively, the "Material Customer Contracts"), (iii) that obligates the Company or any of its Subsidiaries to make any future capital commitment or capital expenditure in excess of $500,000 (other than laundry equipment purchases in the ordinary course of business), (iv) containing a covenant limiting the ability of the Company, any Subsidiary of the Company or any person that controls, or is under common control with, the Company to compete or engage in any line of business or to compete with any Person in any geographic area, or that prevents the Company or any of its Subsidiaries from entering any territory, market or field or freely engaging in business anywhere in the world, (v) with any Third Party containing any "non-solicitation", "no-hire" or similar provision which restricts the Company or any of its Subsidiaries from soliciting, hiring, engaging, retaining, or employing any Person's current or former employees in any material respect, (vi) relating to or evidencing Indebtedness or any guarantee of Indebtedness by the Company or any Subsidiary of the Company in excess of $1,000,000, (vii) that is a license to, or otherwise contemplates the development, use, assertion, enforcement, assignment, sale or purchase of, any Company Intellectual Property Assets, including any licenses granted by or to the Company or any of its Subsidiaries (other than (A) licenses for unmodified commercially available off-the-shelf software with a total replacement cost and/or license fee of less than $50,000, or (B) arrangements with employees entered into in the ordinary course of business) or that contemplates the restriction of any of the foregoing, (viii) to which any of the Company's or its Subsidiaries' directors or officers is a party (other than Company Employee Plans, including any award agreements thereunder), (ix) that relates to the formation, creation, governance or control of, or the economic rights or obligations of the Company or any of its Subsidiaries in, any joint venture, limited liability company, partnership or other similar arrangement, (x) that relates to the acquisition or disposition of any business, assets or properties (whether by merger, sale of stock, sale of assets or otherwise) that was entered into after January 1, 2010 and (a) pursuant to which any earn-out or deferred or contingent payment obligations remain outstanding or (b) pursuant to which a claim for indemnification may still be made against the Company or any of its Subsidiaries for breaches of general representations and warranties within the general survival period set forth therein (excluding claims based on willful misconduct, intentional misrepresentation or fraud) or (xi) that would reasonably be expected to involve payments by or to the Company or any of its Subsidiaries of $2,000,000 or more per any twelve-month period and is not otherwise covered by the above. Each contract, arrangement, commitment or understanding of the type described above in this Section 4.14, whether or not set forth in Section 4.14 of the Company Disclosure Schedule is referred to herein as a "Material Contract." None of the Company or any of its Subsidiaries grant a right of exclusivity, or provides a "most favored nation" benefit, to any other Person in any Material Customer Contract. Since January 1, 2011 the Company has not received any written notice that it or its Subsidiaries is in default or breach of any "non-solicitation", "no-hire" or similar Contract provision which restricts the Company or any of its Subsidiaries from soliciting, hiring, engaging, retaining, or employing any Person's current or former employees. All of the Material Contracts are valid and binding on the Company or any Subsidiary of the Company, as the case may be, and, to the Knowledge of the Company, each other party thereto, as applicable, and in full force and effect, except as may be limited by bankruptcy, insolvency, moratorium and other similar Applicable Law affecting creditors' rights generally and by general principles of equity. Neither the Company nor any Subsidiary of the Company has, and to the Knowledge of the Company, none of the other parties thereto have, violated in any material respect any provision of, or committed or failed to perform any act, and to the Knowledge of the Company no event or condition exists, which would constitute a material default under the provisions of any Material Contract, except in each case, those violations and defaults which, individually or in the aggregate, would not reasonably be expected to be material to the Company and its Subsidiaries taken together as a whole and neither the Company nor any Subsidiary of the Company has received written notice of any of the foregoing. To the Knowledge of the Company, no Person is challenging the validity or enforceability of any Material Contract, except in each case for those challenges which, individually or in the aggregate, would not reasonably be expected to result in a Company Material Adverse Effect and neither the Company nor any Subsidiary of the Company has received written notice of any of the foregoing.

        Section 4.15    Taxes.

        (a)   (i) All income Company Returns and all other material Company Returns required by Applicable Law to be filed with any Taxing Authority have been filed when due (taking into account valid extensions) in accordance with all Applicable Laws, (ii) each such Company Return is true, correct and complete in all material respects and (iii) the Company and each of its Subsidiaries have paid (or have had paid on their behalf) all Taxes due and owing (whether or not shown on any Tax Return);

        (b)   Neither the Company nor any of its Subsidiaries has granted any currently effective extension or waiver of the statute of limitations period applicable to any Company Return, which period (after giving effect to such extension or waiver) has not yet expired;

        (c)   (i) No deficiencies for Taxes with respect to the Company or any of its Subsidiaries have been claimed, proposed or assessed in writing by any Taxing Authority, except for deficiencies that have been fully paid or otherwise fully resolved, (ii) there is no claim, audit, action, suit, proceeding or investigation pending or threatened in writing against or with respect to the Company or any of its Subsidiaries in respect of any Tax; and (iii) since December 31, 2008, no claim has been made in writing by a Taxing Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that it is or may be subject to taxation by that jurisdiction;

        (d)   There are no Liens for Taxes on any assets of the Company or any of its Subsidiaries, other than Permitted Liens;

        (e)   During the three (3) year period ending on the date hereof, neither the Company nor any of its Subsidiaries was a "distributing corporation" or a "controlled corporation" in a transaction intended to be governed by Section 355 of the Code;

        (f)    Neither the Company nor any of its Subsidiaries has participated in any "listed transaction" within the meaning of Treasury Regulations Section 1.6011-4(b)(2);

        (g)   (i) Neither the Company nor any of its Subsidiaries is or at any time has been a member of an affiliated group of corporations within the meaning of Section 1504 of the Code or any group that has filed a combined, consolidated or unitary Tax Return (other than the group of which the Company or one of its Subsidiaries is or was the common parent); and (ii) neither the Company nor any of its Subsidiaries has any liability for the Taxes of any Person (other than the Company or its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise;

        (h)   There are no Tax sharing agreements or similar arrangements, including Tax indemnity arrangements (other than customary tax indemnity provisions contained in commercial or financial arrangements, the principal purpose of which is not Taxes, entered into in the ordinary course of business consistent with past practice) with respect to or involving the Company or any of its Subsidiaries;

        (i)    Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or to exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (A) change in method of accounting; (B) closing agreement; (C) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any similar provision of state, local or foreign Tax law); (D) installment sale or open transaction disposition made on or prior to the Closing Date; (E) prepaid amount received on or prior to the Closing Date outside of the ordinary course of business; or (F) election under Section 108(i) of the Code (or any similar provision of state, local or foreign Tax law) made or existing on or prior to the Closing Date.

        (j)    "Company Return" means any Tax Return of, with respect to or that includes the Company or any of its Subsidiaries;

        (k)   "Tax" means any United States federal, state, local or foreign tax or other like governmental assessment, fee or charge in the nature of tax of any type (including withholding, income, gross receipts, net proceeds, corporation, franchise, license, payroll, employment, escheat, excise, severance, stamp, occupation, premium, windfall profits, environmental, franchise, profits, capital gains, value-added, sales, use, transfer, property, insurance, social security, unemployment, disability, inheritance, alternative or add-on minimum, registration or estimated tax), together with any interest, penalty, addition to tax or additional amount with respect thereto (whether disputed or not);

        (l)    "Taxing Authority" means any Governmental Authority responsible for the imposition or collection of any Tax; and

        (m)  "Tax Return" means any report, return, document, declaration or other information required to be filed with or supplied to a Taxing Authority, including information returns and including any amendment thereof or attachments thereto.

        Section 4.16    Employee Benefit Plans.

        (a)   Section 4.16 of the Company Disclosure Schedule contains a correct and complete list identifying each material Company Employee Plan. "Company Employee Plan" means each "employee benefit plan," as defined in Section 3(3) of ERISA, each consulting, employment, severance, retention, transaction bonus or, in each case, similar contract, plan, arrangement or policy and each other plan or arrangement providing for compensation, bonuses, profit-sharing, stock option or other stock-related rights or other forms of incentive or deferred compensation, insurance (including any self-insured arrangements), health or medical benefits, disability or sick leave benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance benefits) which is maintained, administered or contributed to by the Company or any ERISA Affiliate of the Company, covers any current or former employee, consultant or director of the Company or any of its Subsidiaries, or with respect to which the Company or any of its Subsidiaries has any liability or obligation (including contingent liability or obligation). Copies of each such Company Employee Plan (and, if applicable, related trust or funding agreements or insurance policies) and all amendments thereto have been Made Available to Parent together with the most recent annual report and tax return, if any, prepared in connection with such Company Employee Plan.

        (b)   Neither the Company nor any ERISA Affiliate of the Company nor any predecessor thereof sponsors, maintains or contributes or is obligated to contribute to, or has in the past six (6) years sponsored, maintained or contributed or has been obligated to contribute to, any Company Employee Plan subject to Title IV of ERISA, any non-U.S. defined benefit plan, any multiemployer plan within the meaning of Section 4001(a)(3) or 3(37) of ERISA, or any multiple employer plans.

        (c)   Each Company Employee Plan which is intended to be qualified under Section 401(a) of the Code has received or is permitted to rely upon a favorable determination or opinion letter, or has pending or has time remaining in which to file, an application for such determination from the Internal

Revenue Service, and to the Knowledge of the Company, nothing has occurred that could reasonably be expected to adversely affect the tax-qualified status of such plan or its related trust. Each Company Employee Plan has been established, maintained, funded and administered in material compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including ERISA and the Code, which are applicable to such Company Employee Plan. To the Knowledge of the Company, no events have occurred with respect to any Company Employee Plan that would result in a material payment or assessment by or against the Company of any excise taxes under Sections 4972, 4975, 4976, 4977, 4979, 4980B, 4980D, 4980E or 5000 of the Code.

        (d)   The consummation of the transactions contemplated by this Agreement will not (either alone or together with any other event) (i) entitle any employee, director or independent contractor of the Company or any of its Subsidiaries to severance pay or benefits; (ii) accelerate the time of payment or vesting of any compensation or equity-based award; (iii) trigger any funding (through a grantor trust or otherwise) of compensation or benefits under any Company Employee Plan; or (iv) trigger any payment, increase the amount payable to any employee, director or independent contractor of the Company or any of its Subsidiaries or trigger any other material obligation pursuant to any Company Employee Plan. No amount that could be received (whether in cash or property or the vesting of property) as a result of the consummation of the Merger by any employee, officer, director, stockholder or other service provider of the Company or any of its Subsidiaries under any Company Employee Plan or otherwise would not be deductible by reason of Section 280G of the Code or would be subject to an excise tax under Section 4999 of the Code. Neither the Company nor any of its Subsidiaries has any indemnity or gross-up obligation on or after the Effective Time for any Taxes imposed under Section 4999 or Section 409A of the Code.

        (e)   Neither the Company nor any of its Subsidiaries has any liability in respect of post-retirement health, medical or life insurance benefits for retired, former or current employees or directors of the Company or its Subsidiaries except as required to comply with Section 4980B of the Code or any similar state law provision for which the covered individual pays the full cost of coverage.

        (f)    There is no material action, suit, investigation, audit or proceeding pending against or involving or, to the Knowledge of the Company, threatened in writing against or involving any Company Employee Plan.

        (g)   Each Company Employee Plan which is a "non-qualified deferred compensation plan" (as such term is defined in Section 409A(d)(1) of the Code) is in material compliance with the requirements of Section 409A of the Code and applicable guidance issued thereunder. Each Company Stock Option (i) is exempt from the additional tax and interest described in Section 409A(a)(1)(B) of the Code, (ii) has an exercise price at least equal to the fair market value of Company Common Stock on a date no earlier than the date of the corporate action authorizing the grant if such Company Stock Option, (iii) no Company Stock Option has had its exercise date or grant date delayed or "back-dated," and (iv) all Company Stock Options have been issued in compliance with all Applicable Laws and properly accounted for in all material respects in accordance with GAAP.

        (h)   Any individual who performs services for the Company or any of its Subsidiaries and who is not treated as an employee for federal income tax purposes by the Company or any of its Subsidiaries is not an employee under Applicable Law and is not an employee for any purpose (including Tax withholding purposes or Company Employee Plan purposes). Each employee of the Company and any of its Subsidiaries has been properly classified as "exempt" or "non-exempt" under Applicable Law, except for misclassifications that would not, individually or in the aggregate, have a material impact on the Business.

        Section 4.17    Labor and Employment Matters.

        (a)   The Company and each Subsidiary of the Company are in material compliance with all federal, state, and foreign Applicable Laws respecting employment and employment practices, terms and conditions of employment, and wages and hours, including, to the extent applicable, Title VII of the Civil Rights Act of 1964, as amended, the Equal Pay Act of 1967, as amended, the Age Discrimination in Employment Act of 1967, as amended, the Americans with Disabilities Act, as amended, state anti-discrimination laws and other than normal accruals of wages during regular payroll cycles, there are no arrearages in the payment of wages except for possible violations or arrearages, which, individually or in the aggregate, are not and would not be, individually or in the aggregate, material in magnitude. As of the date hereof, (i) the Company has not received written notice of any material audits or investigations pending or scheduled by any Governmental Authority pertaining to the employment practices of the Company and (ii) to the Knowledge of the Company, no written complaints relating to employment practices of the Company have been made to any Governmental Authority or submitted to the Company.

        (b)   Neither the Company nor any Subsidiary of the Company is a party to, or otherwise bound by, any collective bargaining agreement, collective bargaining relationship, or any other contract agreement or understanding with a labor union or labor organization except outside of the United States in the ordinary course of business. To the Knowledge of the Company, neither the Company nor any Subsidiary of the Company is, or since January 1, 2011 has been, subject to any charge, demand, petition, representation proceeding or union organizing effort seeking to compel, require or demand it to bargain with any labor union or labor organization. There is not presently pending or, to the Knowledge of the Company, threatened in writing, any labor strike, lockout, work stoppage, slowdown or other material labor dispute involving the Company or any Subsidiary of the Company and no such dispute has occurred since January 1, 2011.

        (c)   Since January 1, 2011, neither the Company nor any Subsidiary of the Company has implemented any plant closings or employee layoffs that could implicate the Worker Adjustment and Retraining Notification Act of 1988 or any similar foreign, state or local law, regulation or ordinance (collectively, the "WARN Act").

        Section 4.18    Insurance Policies.     Section 4.18 of the Company Disclosure Schedule lists all material insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers or directors of the Company and its Subsidiaries (collectively, the "Insurance Policies"). All of the Insurance Policies or renewals thereof are in full force and effect. Neither the Company nor any of its Subsidiaries has received any written notice that coverage has been denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies and bonds have been paid when due, and the Company and its Subsidiaries are otherwise in material compliance with the terms of such policies and bonds (or other policies and bonds providing substantially similar insurance coverage). To the Knowledge of the Company, there is no termination of any Insurance Policy threatened.

        Section 4.19    Environmental Matters.     Except as set forth in Section 4.19 of the Company Disclosure Schedule or, with respect to Section 4.19(a)-(e) below, as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

        (a)   No notice, demand, request for information, citation, summons or order has been received, no complaint has been filed, no penalty has been assessed, and no Proceeding is pending and, to the Knowledge of the Company, is threatened in writing by any Governmental Authority or other Person relating to or arising out of any failure of the Company or any of its Subsidiaries to comply with, or concerning liability or potential liability under, any Environmental Law.

        (b)   The Company and its Subsidiaries are and have for the past three (3) years been in compliance with all Environmental Laws and all Environmental Permits of the Company.

        (c)   There has been no release by the Company or any of its Subsidiaries, or for which the Company or any of its Subsidiaries has assumed liability or would be liable by Contract or by operation of law, of any Hazardous Substance at, under, from or to any facility or real property owned, leased or operated by the Company or any of its Subsidiaries.

        (d)   There are no liabilities of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise arising under or relating to any Environmental Law or any Hazardous Substance and, to the Knowledge of the Company, there is no condition, situation or set of circumstances that would reasonably be expected to result in or be the basis for any such liability.

        (e)   Neither this Agreement nor the consummation of the transaction that is the subject of this Agreement will result in any obligations for site investigation or cleanup, or notification to or consent of any Governmental Authority or Third Party, pursuant to any of the so-called "transaction-triggered" or "responsible property transfer" Environmental Laws.

        (f)    The Company has Made Available to Parent all material environmental reports, assessments and audits that: (i) were prepared on or after January 1, 2010; (ii) are in the possession or under the reasonable control of the Company or any of its Subsidiaries; and (iii) relate to Environmental Law, Hazardous Substances, or environmental, health or safety liabilities with respect to any facility or real property owned, leased or operated by the Company or any of its Subsidiaries.

        Section 4.20    Intellectual Property.

        (a)   Section 4.20(a) of the Company Disclosure Schedule contains a complete list of all issued and pending Patents, registered and applied for Marks (including Internet domain names), registered and applied for Copyrights and material proprietary software, in each such case that are owned by the Company or any of its Subsidiaries. The Company and its Subsidiaries solely own the Company Intellectual Property Assets listed on Section 4.20(a) of the Company Disclosure Schedule, and solely own, or otherwise have the right to use pursuant to a written license agreement, all other Company Intellectual Property Assets, free and clear of all mortgages, pledges, charges, liens, equities, security interests, or other encumbrances or similar agreements or other Liens other than Permitted Liens.

        (b)   All Patents, Marks and Copyrights owned by the Company and its Subsidiaries that are issued by, or registered or the subject of an application filed with, as applicable, the U.S. Patent and Trademark Office, the U.S. Copyright Office or any similar office or agency anywhere in the world (i) have been duly filed and maintained (including the payment of maintenance fees) and are not expired, canceled or abandoned (except those not listed in Section 4.20(a) of the Company Disclosure Schedule that have been intentionally permitted to expire or become abandoned in its reasonable business judgment), and (ii) are subsisting, in full force and effect, and, to the Knowledge of the Company at its Subsidiaries, are valid and enforceable. The Company Intellectual Property Assets owned by the Company or its Subsidiaries are not subject to any outstanding Order restricting the use thereof.

        (c)   In the three (3) years immediately prior to the date of this Agreement, there have been, and there are currently, no legal disputes or claims pending, or, to the Knowledge of the Company, threatened in writing (i) alleging infringement, misappropriation or any other violation of any Intellectual Property Assets of any Person ("Third Party Rights") by the Company or any of its Subsidiaries or (ii) contesting the validity, use, ownership, enforceability or registrability of any of the Company Intellectual Property Assets owned by the Company or any of its Subsidiaries, and, to the Knowledge of the Company, there is no reasonable basis for any such claim.

        (d)   To the Knowledge of the Company, the operation of the Business has not infringed, misappropriated or otherwise violated any Third Party Rights during the three (3) years immediately prior to the date hereof.

        (e)   To the Knowledge of the Company, there has been no infringement, misappropriation or other violation by any Person of any of the Company Intellectual Property Assets during the three (3) years immediately prior to the date hereof.

        (f)    The Company and its Subsidiaries have taken reasonable actions to protect and maintain its Trade Secrets (including the confidentiality and value thereof) and all other Intellectual Property Assets owned or purported to be owned by the Company or any of its Subsidiaries, including by requiring each current employee of the Company or any of its Subsidiaries who has contributed to the Company Intellectual Property in any material respect, and each current and former independent contractor that has developed or otherwise created any material Intellectual Property Assets for the Company or any of its Subsidiaries to, in each case, enter into agreements with the Company or such Subsidiary pursuant to which such Person agrees and is bound to protect the confidential information of the Company or such Subsidiary, and assigns to the Company or such Subsidiary all Intellectual Property Assets created in the course of such Person's employment or other engagement with the Company or such Subsidiary.

        (g)   The computer systems, including the software, firmware, hardware, networks, interfaces, platforms and related systems owned, leased or licensed by the Company and its Subsidiaries (collectively, the "Company Systems") in the conduct of the Business are sufficient for the immediate and anticipated future needs of the Company and its Subsidiaries (including as to capacity, scalability and ability to process current and anticipated peak volumes in a timely manner). In the eighteen (18) months immediately prior to the date hereof, there have been no failures, breakdowns, continued substandard performance or other adverse events materially affecting any of the Company Systems that have caused a substantial disruption or interruption in or to the use of the Company Systems or the operation of the Business.

        (h)   The Company and its Subsidiaries have taken commercially reasonable steps to provide for the security and integrity of the Company Systems, including the data and information stored therein or processed or transmitted thereby, and to guard against any unauthorized access or use of any of the foregoing. In the three (3) years immediately prior to the date hereof, (i) there has been no known breaches of security or unauthorized access or use of any of the Company Systems or otherwise with respect to any personal information, confidential or proprietary data or any other similar information collected, maintained, processed, transmitted or stored by or on behalf of the Company or any of its Subsidiaries (including any acquisition, use, loss, destruction, corruption, compromise or disclosure of any such data or other information) and there have been no (A) written allegations or claims made by any Person that any of the foregoing have occurred or otherwise with respect to any of the foregoing, or (B) to the Knowledge of the Company, facts or circumstances that would require the Company or any of its Subsidiaries to give notice to any customers or other Persons of any actual or perceived data security breaches or to take any other actions pursuant to, or otherwise result in the violation of, any Card Association Rule or other Applicable Law; and (ii) there have been no complaints by, notices to, or audits, proceedings or investigations conducted or claims asserted by any other Person (including any Governmental Authority) regarding the Company's or any of its Subsidiaries' collection, use, disclosure, transfer or other disposition of personal information in connection with the Business or any violation of Applicable Law, and to the Knowledge of the Company, (x) there is no reasonable basis for the same and (y) no such claim has been threatened or is pending.

        (i)    For purposes of this Agreement:

            (i)  "Business" means the business of the Company and its Subsidiaries as currently conducted.

           (ii)  "Company Intellectual Property Assets" means all Intellectual Property Assets that are owned by the Company and/or any of its Subsidiaries or that are used or held for use in, the Business (and including all Intellectual Property Assets listed on Section 4.20(a) of the Company Disclosure Schedule).

          (iii)  "Intellectual Property Assets" means all intellectual property and all associated rights in any jurisdiction throughout the world, including the following:

            (A)  patents and patent applications, together with all reissues, continuations, continuations-in-part, revisions, divisionals, extensions, and reexaminations in connection therewith and foreign equivalents thereof (collectively, "Patents");

            (B)  trademarks, service marks, trade names, logos, slogans, Internet domain names and other indicia of origin, and all registrations and applications for registration and renewals in connection therewith, and all goodwill associated with any of the foregoing (collectively, "Marks");

            (C)  copyrights in both published and unpublished works and all other works of authorship (whether or not copyrightable), all software (including source code, executable code, systems, tools, data, firmware, compilations, databases and computer programs, manuals and other documentation) and all copyright registrations and applications and renewals with respect to any of the foregoing (collectively, "Copyrights");

            (D)  technologies, improvements, inventions (whether or not patentable), processes, methods, models, specifications, technologies, technical and other data, know-how and all rights under Applicable Law relating to trade secrets including US state trade secret laws as are applicable to know-how and confidential information (collectively, "Trade Secrets"); and

            (E)  all copies and tangible embodiments or descriptions of any of the foregoing (in whatever form or medium).

        Section 4.21    Properties.     Neither the Company nor any of its Subsidiaries owns any real property or is party to any agreement to purchase or sell any real property. Section 4.21 of the Company Disclosure Schedule sets forth a true and complete list of all real property leased, subleased or otherwise occupied by the Company or any of its Subsidiaries (each, a "Leased Real Property"), including, for those Leased Real Properties in respect of which the Company or any of its Subsidiaries has annual rental obligations of $500,000 or more (the "Material Leased Property"), (A) the address for each Material Leased Property, (B) current rent amounts payable by the Company or its Subsidiaries related to such Material Leased Property and (C) a true and complete list of all material leases, subleases, licenses, concessions and other agreements pursuant to which the Company or any of its Subsidiaries holds any Material Leased Property (each, a "Lease Agreement") (including all amendments, extensions, renewals, guaranties and other agreements with respect thereto) for each such Material Leased Property (including the date and name of the parties to such Lease Agreement document). The Company has delivered to Parent a true and complete copy of each such Lease Agreement and the Company is not party to any oral Lease Agreement. Except as set forth in Section 4.21 of the Company Disclosure Schedule: (i) each of the Lease Agreements with respect to the Material Leased Property are valid and binding obligations of the Company and in full force and effect; (ii) no Lease Agreement is subject to any Lien other than Permitted Liens, including any leasehold mortgage, pledge, lien, encumbrance, sublease, assignment, license or other agreement granting to any third party any interest in the Company's leasehold interests or any right to the use or occupancy of any Material Leased Property; (iii) the Company and each of its Subsidiaries has performed all material obligations required to be performed by it to date under each Lease Agreement and, to the Knowledge of the Company, neither the Company nor any of its Subsidiaries nor any other party to each Lease Agreement is in breach or default under such Lease Agreements, and to the Knowledge of the Company no event has occurred or circumstance exists which, with the delivery of notice, the passage of time or both, would constitute a breach or default, or permit the termination, modification or acceleration of rent under such Lease Agreements; (iv) with respect to each Material Leased Property, neither the Company nor any of its Subsidiaries has subleased, licensed or otherwise granted any Person a right to use or occupy such Material Leased Property or any portion thereof; (v) the Company's and each of its Subsidiaries' possession and quiet enjoyment of the Material Leased Property under each Lease Agreement has not been disturbed, and to the Knowledge of the Company, there are no disputes with respect to each Lease Agreement; (vi) no security deposit or portion thereof deposited with respect to each Lease Agreement has been applied in respect of a breach or default under such Lease Agreements which has not been redeposited in full; (vii) neither the Company nor any of its Subsidiaries owes any brokerage commissions or finder's fees with respect to each Lease Agreement; and (viii) the other party to each Lease Agreement is not an Affiliate of, and otherwise does not have any economic interest in, the Company or any of its Subsidiaries. The Leased Real Property comprises all of the real property used or intended to be used in, or otherwise related to, the business of the Company or any of its Subsidiaries. For the avoidance of doubt, in no event shall any customer Contract of the Company or any of its Subsidiaries be deemed to constitute a Lease Agreement hereunder nor shall anything in this Section 4.21 otherwise be deemed to apply to any such customer Contract.

        Section 4.22    Interested Party Transactions.     Since the Company Balance Sheet Date to the date of this Agreement, no event has occurred that would be required to be reported by the Company pursuant to Item 404 of Regulation S-K.

        Section 4.23    Brokers' Fees.     Except for Merrill Lynch, Pierce, Fenner & Smith Incorporated, a copy of whose engagement agreement (and all indemnification and other agreements related to such engagement) has been Made Available to Parent, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries, Affiliates, or any of their respective officers or directors in their capacity as officers or directors, who is entitled to any banking, broker's, finder's or similar fee or commission in connection with the Merger and the other transactions contemplated by this Agreement.

        Section 4.24    Opinion of Financial Advisor.     The Special Committee has received from Merrill Lynch, Pierce, Fenner & Smith Incorporated an opinion, dated as of the date of this Agreement, to the effect that, as of such date and based upon and subject to the matters and limitations set forth therein, the consideration to be received in the Merger by the holders of Company Common Stock pursuant to this Agreement is fair, from a financial point of view, to such holders. A signed copy of such opinion shall be delivered to Parent as soon as practicable for information purposes only.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

        Parent and Merger Sub represent and warrant to the Company that:

        Section 5.01    Corporate Existence and Power.     Each of Parent and Merger Sub is a corporation duly incorporated, validly existing and in good standing under the laws of the its jurisdiction of formation and has all corporate powers and authority required to own, lease and operate its properties and assets and to carry on its business as now conducted.

        Section 5.02    Corporate Authorization.     Each of Parent and Merger Sub has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub. This Agreement constitutes a valid and binding agreement of each of Parent and Merger Sub, enforceable against each such Person in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar Applicable Law affecting creditors' rights generally and by general principles of equity.

        Section 5.03    Governmental Authorization.     The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby do not and will not require any action, approval, permit, consent or authorization by or in respect of, or filing with, any Governmental Authority, other than (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (ii) compliance with any applicable requirements of (A) the HSR Act and (B) any other Antitrust Laws, (iii) compliance with any applicable requirements of the Securities Act, the Exchange Act and any other U.S. state or federal securities laws, and (iv) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

        Section 5.04    Non-contravention.     The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby do not and will not (with or without notice or lapse of time, or both) (a) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws (or similar governing documents) of Parent or the certificate of incorporation and bylaws of Merger Sub, (b) assuming compliance with the matters referred to in Section 5.03, contravene, conflict with or result in a violation or breach of any provision of any Applicable Law or Order binding upon or applicable to Parent or Merger Sub or any of their respective properties or assets, or (c) require any consent or approval under, violate, conflict with, result in any breach of or any loss of any benefit under, or constitute a change of control or default under, or result in termination or give to others any right of termination, vesting, amendment, acceleration or cancelation of any material benefit under any contract, commitment or arrangement (whether written or oral) to which Parent, Merger Sub or any other Subsidiary of Parent is a party, or by which they or any of their respective properties or assets may be bound or affected, with such exceptions, in the case of each of clauses (b) and (c) above, as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

        Section 5.05    Capitalization and Operation of Merger Sub.     The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, par value $0.01 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at the Closing Date will be, owned by Parent. Merger Sub has been formed solely for the purpose of engaging in the transactions contemplated by this Agreement and prior to the Closing Date will have engaged in no other business activities and will have incurred no liabilities or obligations other than in connection with the transactions contemplated hereby.

        Section 5.06    No Vote of Parent Stockholders; Required Approval.     No vote or consent of the holders of any class or series of capital stock of Parent or the holders of any other securities of Parent (equity or otherwise) is necessary to adopt this Agreement or to approve the Merger or the other transactions contemplated by this Agreement. The vote or consent of Parent as the sole stockholder of Merger Sub is the only vote or consent of the holders of any class or series of capital stock of Merger Sub necessary to approve the Merger and adopt this Agreement, which consent shall be given immediately following the execution of this Agreement.

        Section 5.07    Litigation.     As of the date hereof, there is no Proceeding pending against or, to the knowledge of Parent, threatened in writing against or affecting, Parent or any of its Subsidiaries that would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Neither Parent nor any of its Subsidiaries is subject to any Order that would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

        Section 5.08    Available Funds.     Parent will have available at Closing all funds necessary for the payment of the Aggregate Merger Consideration, and sufficient funds for the satisfaction of all of Parent's and Merger Sub's obligations at Closing under this Agreement, including any amounts required to repay or refinance Company Indebtedness and other amounts required to be paid in connection with the consummation of the transactions contemplated by this Agreement (including all related fees and expenses). Parent has delivered to the Company a true, correct and complete copy, as of the date of this Agreement, of an executed commitment letter (the "Capital Commitment Letter") from Pamplona Capital Partners III, L.P. ("Sponsor") to invest, subject to the terms and conditions therein, capital in the aggregate amount set forth therein (the "Capital Financing") in Holdings. The Capital Commitment Letter has not been amended or modified, nor does Parent have a present intention to amend or modify the Capital Commitment Letter, and the obligations and commitments contained in such letter have not been withdrawn or rescinded in any respect. Parent or Merger Sub has fully paid any and all commitment fees or other fees in connection with the Capital Commitment Letter that are due on or prior to the date hereof. The Capital Commitment Letter is in full force and effect. As of the date of this Agreement, no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach on the part of Parent, Merger Sub or Sponsor under the Capital Commitment Letter. There are no conditions or other contingencies relating to the funding of the full amount of the Capital Financing other than as expressly set forth in the Capital Commitment Letter. There are no side letters or other agreements, arrangements or understandings (including fee letters) to which Parent or any of its Affiliates is a party related to the funding or investing, as applicable, of the full amount of the Capital Financing other than as expressly set forth in the Capital Commitment Letter.

        Section 5.09    Absence of Certain Agreements.     As of the date of this Agreement, neither Parent, Merger Sub nor any of their respective Affiliates has entered into any agreement, arrangement or understanding (in each case, whether oral or written), or authorized, committed or agreed to enter into any agreement, arrangement or understanding (in each case, whether oral or written) (other than the Voting Agreements), (i) pursuant to which any stockholder of the Company would be entitled to receive in respect of any Share consideration of a different amount or nature than the Merger Consideration or pursuant to which any stockholder of the Company has agreed to vote to adopt this Agreement or has agreed to vote against any Superior Proposal or (ii) pursuant to which any stockholder of the Company or any of its Subsidiaries has agreed to make an investment in, or contribution to, Parent or Merger Sub in connection with the transactions contemplated by this Agreement. Other than the Voting Agreements, there are no agreements, arrangements or understandings (in each case, whether oral or written) between Parent, Merger Sub, the Sponsor or any of their respective Affiliates, on the one hand, and any member of the Company's management or directors, on the other hand, as of the date hereof that relate in any way to, or are in connection with, the transactions contemplated by this Agreement.

        Section 5.10    Stock Ownership.     Neither Parent nor Merger Sub owns any shares of capital stock of the Company.

        Section 5.11    Brokers' Fees.     Except for Morgan Stanley & Co. LLC, Deutsche Bank Securities Inc. and Evercore Group L.L.C., there is no investment banker, broker, finder or other agent or intermediary that has been retained by or is authorized to act on behalf of Parent or any of its Subsidiaries, Affiliates, or any of their respective officers or directors in their capacities as officers or directors, who is entitled to any advisory, banking, broker's, finder's or similar fee or commission in connection with the Merger and the other transactions contemplated by this Agreement.

ARTICLE 6
COVENANTS

        Section 6.01    Conduct of the Company.     Except for matters (i) permitted or contemplated by this Agreement, (ii) set forth on Schedule 6.01, (iii) required by Applicable Law or the rules or regulations of the NYSE, or (iv) undertaken with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), from the date of this Agreement until the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, conduct its business in the ordinary course, consistent with past practice, and use its commercially reasonable efforts to (w) preserve intact its business organization and material assets, (x) keep available the services of its officers and key employees, (y) maintain in effect all of its material Governmental Authorizations, and (z) maintain satisfactory relationships with customers, lenders, suppliers, licensors, licensees, distributors and others, in each case who have a material business relationship with the Company or any of its Subsidiaries. Without limiting the generality of the foregoing, except for matters expressly permitted or contemplated by this Agreement or as set forth on Schedule 6.01, or as required by Applicable Law or the rules or regulations of the NYSE, from the date of this Agreement until the Effective Time, the Company shall not, nor shall it permit any of its Subsidiaries to, do any of the following without the prior written consent of Parent (which consent, with respect to (e), (f), (g), (l), (m), (n), (o), (q) and (r) below only, shall not be unreasonably withheld, conditioned or delayed):

        (a)   amend the Company's certificate of incorporation, bylaws or other comparable charter or organizational documents of the Company's Subsidiaries (whether by merger, consolidation or otherwise);

        (b)   (i) establish a record date for, declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock, property or otherwise) in respect of, or enter into any Contract with respect to the voting of, any capital stock of the Company or any capital stock or other equity interests of its Subsidiaries, other than dividends and distributions by a direct or indirect wholly owned Subsidiary of the Company to the Company or any of its other wholly owned Subsidiaries (except for dividends or distributions resulting from the vesting, settlement, exercise or terms of Company Equity Awards or under the ESPP), (ii) split, combine, subdivide or reclassify any Company Securities or any capital stock or other equity interests, or securities convertible, exchangeable or exercisable for capital stock or other equity interests, of its Subsidiaries, (iii) except as otherwise provided in Section 6.01(c), issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for, any Company Securities or any shares of capital stock or other equity interests, or securities convertible, exchangeable or exercisable for capital stock or other equity interests, of its Subsidiaries, (iv) purchase, redeem or otherwise acquire any Company Securities, except for acquisitions of shares of Company Common Stock by the Company in accordance with the terms of Company Equity Awards in effect as of the date hereof or Company Equity Awards issued, granted or awarded as permitted by Section 6.01(c), or (v) materially amend, modify or change of any term of any Indebtedness of the Company or any of its Subsidiaries;

        (c)   (i) issue, deliver, sell, grant, announce, pledge, transfer, subject to any Lien or otherwise encumber or dispose of any Company Securities, or authorize any of the foregoing, other than the issuance of shares of Company Common Stock upon the exercise of Company Stock Options or pursuant to the terms of Company RSUs, in each case, that are outstanding on the date of this Agreement or that may be awarded as contemplated in this Section 6.01(c) and in accordance with the applicable equity award's terms, and the issuance of shares of the Company Common Stock in accordance with the terms of the ESPP and the provisions of Section 2.06(c) hereof or (ii) amend any term of any Company Security or any outstanding share of capital stock of, or other equity interest or voting security in, any Subsidiary of the Company (in each case, whether by merger, consolidation or otherwise);

        (d)   adopt a plan or agreement of, or resolutions providing for or authorizing, complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization, in each case, with respect to the Company or any of its Subsidiaries;

        (e)   (i) increase the salary, wages, benefits, bonuses or other compensation payable or to become payable to the Company's current or former directors or executive officers, except for (A) increases required under any Company Employee Plan set forth on Section 4.16 of the Company Disclosure Schedule or under Applicable Law or (B) in connection with the bonus payments pursuant to Section 6.07(e); (ii) hire any new employees, unless such hiring is in the ordinary course of business consistent with past practice and is with respect to employees having an annual base salary and incentive compensation opportunity not to exceed $100,000, (iii) pay or agree to pay any pension, retirement allowance, termination or severance pay, bonus or other employee benefit not required by any existing Company Employee Plan, (iv) enter into or amend any Contracts of employment or any consulting, bonus, severance, retention, retirement or similar agreement, except for agreements for newly hired employees in the ordinary course of business consistent with past practice with an annual base salary and incentive compensation opportunity not to exceed $100,000, or (v) except as required to ensure that any Company Employee Plan is not then out of compliance with Applicable Law, enter into or adopt any new, or materially increase benefits under or renew, amend or terminate any existing Company Employee Plan or benefit arrangement or any collective bargaining agreement (other than annual renewals of benefit plans and arrangements in the ordinary course of business and consistent with past practice);

        (f)    (i) acquire any business, assets or capital stock of any Person or division thereof, whether in whole or in part (and whether by purchase of stock, purchase of assets, merger, consolidation, or otherwise), other than the purchase of laundry machines and other equipment and assets in the ordinary course of business consistent with past practice, or (ii) enter into or acquire any interest in any joint venture or similar agreement or arrangement;

        (g)   sell, assign, lease, license, pledge, transfer, subject to any Lien or otherwise abandon or dispose of any Company Intellectual Property Assets, material assets or material properties or any material interest therein except (i) pursuant to existing Contracts (except with respect to Company Intellectual Property Assets, only if pursuant to an existing Material Contract that is a license set forth in Section 4.14 of the Company Disclosure Schedule), (ii) non-exclusive licenses of Company Intellectual Property Assets to its customers, contractors, partners or suppliers in the ordinary course of business consistent with past practice, (iii) sales of inventory or used equipment or vehicles in the ordinary course of business consistent with past practice or (iv) Permitted Liens incurred in the ordinary course of business consistent with past practice;

        (h)   agree to any exclusivity, non-competition or similar provision or covenant (x) restricting the Company, any of its Subsidiaries or any of their respective Affiliates, from (A) competing in any line of business or with any Person or in any area or (B) engaging in any activity or business (including with respect to the marketing or distribution of their respective products or services), or (y) pursuant to which any benefit or right would be required to be given or lost as a result of so competing or engaging, or which would have any such effect on Parent or any of its Affiliates after the Effective Time;

        (i)    make any material change to any of the accounting methods used by the Company, except for such changes that are required by GAAP or Regulation S-X promulgated under the Exchange Act;

        (j)    (i) incur or assume any Indebtedness except (x) for borrowings under the Company's current credit facilities (as in effect on the date hereof) in the ordinary course of business consistent with past practice or (y) in respect of indebtedness owing by any wholly owned Subsidiary of the Company to the Company or another wholly owned Subsidiary of the Company, or (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person (other than the Company or any of its wholly owned Subsidiaries);

        (k)   make or change any material Tax election, change any annual Tax accounting period, adopt or change any material method of Tax accounting, enter into any material closing agreement, Tax sharing agreement or Tax indemnity agreement, settle any material Tax claim, audit or assessment, or surrender any right to claim a material Tax refund;

        (l)    other than in the ordinary course of business consistent with past practice, make or authorize any capital expenditures in an aggregate amount in excess of $1,000,000;

        (m)  enter into any Contract that would reasonably be expected to involve annual payments to or by the Company or any of its Subsidiaries in excess of $50,000, which contains a change in control or similar provision that would be triggered in connection with the Merger;

        (n)   settle or compromise, or propose to settle or compromise, any claim or Proceeding involving or against the Company or any of its Subsidiaries, other than settlements or compromises involving only monetary payment by the Company or any of its Subsidiaries in an amount not to exceed $250,000 individually or $1,000,000 in the aggregate;

        (o)   except for amendments, terminations, or non-renewals in the ordinary course of business consistent with past practice that would not be material to the Company, modify, amend, waive, fail to enforce (in each case, in any material respect), assign or terminate any Material Contract or enter into a Contract that would be a Material Contract if entered into prior to the date hereof;

        (p)   fail to make in a timely manner any filings with the SEC required under the Securities Act or the Exchange Act or the rules and regulations promulgated thereunder;

        (q)   fail to maintain the Material Leased Property in the condition required under the applicable Lease Agreement, ordinary wear and tear and damage by casualty or other repair or restoration that is not the obligation of the Company under the applicable Lease Agreement excepted, and shall not demolish or remove any of the existing improvements, or erect new improvements on the Material Leased Property or any portion thereof, other than as currently planned and except in the ordinary course of business;

        (r)   amend or modify in any material respect, or extend, renew or terminate any lease, sublease, license or other agreement for the use or occupancy of any real property, or enter into any new lease, sublease, license or other agreement for the use or occupancy of any real property;

        (s)   implement any employee layoffs that could implicate the WARN Act; or

        (t)    authorize, commit or agree to take any of the foregoing actions.

        Section 6.02    Unsolicited Proposals.

        (a)   Subject to Section 6.03(b) and Section 6.03(c) and except as permitted by this Section 6.02, until the earlier to occur of the Effective Time or the termination of this Agreement pursuant to and in accordance with Section 8.01:

            (i)  the Company shall not, nor shall the Company permit any of its Subsidiaries to, nor shall the Company authorize or knowingly permit any of its Representatives or any of its Subsidiary's Representatives to, directly or indirectly (other than with respect to Parent and Merger Sub), (A) solicit, initiate, knowingly facilitate or knowingly encourage any inquiries, proposals or offers that constitute, or that would reasonably be expected to lead to, an Acquisition Proposal, (B) engage in, continue or otherwise participate in any discussions or negotiations with any Third Party regarding, or furnish to any Third Party information or data or provide to any Third Party access to the businesses, properties, assets or personnel of the Company or any of its Subsidiaries in connection with, for the purpose of encouraging or facilitating, or that could reasonably be expected to lead to an Acquisition Proposal or (C) enter into any agreement, arrangement or understanding, including any letter of intent, memorandum of understanding, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or similar agreement with respect to an Acquisition Proposal or requiring the Company to abandon, terminate, breach or fail to consummate the transactions contemplated by this Agreement (an "Alternative Acquisition Agreement") or (D) resolve, propose or agree to do any of the foregoing; and

           (ii)  the Company shall, and shall cause its Subsidiaries to, and shall direct the Company's and its Subsidiaries' Representatives to, (A) immediately cease and terminate any existing solicitation, encouragement, discussion or negotiation with any Third Party theretofore conducted by the Company, its Subsidiaries or their respective Representatives with respect to an Acquisition Proposal and (B) request that all non-public information previously provided by or on behalf of the Company or any of its Subsidiaries to any such Third Party be returned or destroyed in accordance with the applicable Acceptable Confidentiality Agreement.

        (b)   Notwithstanding anything to the contrary contained in Section 6.02(a), but subject to the last sentence of this Section 6.02(b), if, at any time after the date of this Agreement, but prior to the Stockholder Approval, (i) the Company receives an unsolicited bona fide written Acquisition Proposal from a Third Party, (ii) such Acquisition Proposal did not, directly or indirectly, result from or arise out of any breach of Section 6.02, (iii) the Company Board (acting upon the recommendation of the Special Committee) determines in good faith, after consultation with the Company Financial Advisor and outside legal counsel, that such Acquisition Proposal constitutes, or would be reasonably likely to lead to, a Superior Proposal and (iv) the Company Board shall have determined in good faith, after consultation with the Company Financial Advisor and outside legal counsel, that failure to take such action would be reasonably likely to be inconsistent with the directors' fiduciary duties under Applicable Laws, then the Company may (A) furnish information and data with respect to the Company and its Subsidiaries to the Third Party making such Acquisition Proposal and afford such Third Party access to the businesses, properties, assets and personnel of the Company and its Subsidiaries, and (B) enter into, maintain and participate in discussions or negotiations with the Third Party making such Acquisition Proposal regarding such Acquisition Proposal or otherwise cooperate with or assist or participate in, or facilitate, any such discussions or negotiations; provided, however, that the Company (1) will not, and will not permit its Subsidiaries or its or their Representatives to, furnish any non-public information except pursuant to an Acceptable Confidentiality Agreement, and (2) will promptly (but in any event within 24 hours of provision thereof to any Third Party) provide to Parent any material non-public information concerning the Company or its Subsidiaries or access provided to such Third Party which was not previously provided to Parent. Notwithstanding anything to the contrary contained in this Agreement, the Company and its Representatives may direct any Persons to this Agreement, including the specific provisions of this Section 6.02. Notwithstanding the foregoing, the Company shall not provide any commercially sensitive non-public information to any competitor in connection with the actions permitted by this Section 6.02(b), except in a manner consistent with the Company's past practices in dealing with the disclosure of such information in the context of considering Acquisition Proposals prior to the date of this Agreement and subject to any limitations placed on Parent, Merger Sub and/or their Representatives with respect to such information in connection with the transactions contemplated hereby.

        (c)   From and after the date of this Agreement, the Company shall as promptly as practicable (and in any event within 24 hours) notify Parent if any proposals or offers with respect to an Acquisition Proposal are received, any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with, the Company, any of the Company's Subsidiaries or any of the Company's Representatives, which notification shall include (i) a copy of the applicable written Acquisition Proposal (or, if oral, the material terms and conditions of such Acquisition Proposal) and (ii) the identity of the Third Party making such Acquisition Proposal or information request (unless the Company is prohibited from disclosing such identity pursuant to a contractual obligation with such Third Party existing as of the date of this Agreement). The Company shall thereafter keep Parent reasonably informed on a reasonably current basis of the status of (and in any event within 24 hours of any material developments, discussions or negotiations regarding) any such Acquisition Proposal, and the material terms and conditions thereof (including any change in price or form of consideration). Without limiting the generality of the foregoing, the Company shall provide to Parent a copy of documentation, correspondence and any other written material (but only to the extent such documentation, correspondence or other written material contains any financial terms, conditions or other material terms relating to any Acquisition Proposal) that is exchanged between the Third Party (or its Representatives) making such Acquisition Proposal and the Company (or its Representatives) within 24 hours after the exchange thereof.

        (d)   The Company agrees not to release or permit the release of any Person from, or to waive or permit the waiver or termination of any provision of, any confidentiality, "standstill" or similar agreement (or any standstill or confidentiality provision of any other contract or agreement) to which any of the Company or any Company Subsidiary is a party or any "moratorium," "control share acquisition," "fair price," "interested stockholder," "affiliate transaction," "business combination" or other antitakeover Applicable Law (a "Standstill Release/Waiver") (other than to the extent the Company Board or any committee thereof determines in good faith, after consultation with the Company Financial Advisor and outside legal counsel, that failure to provide a Standstill Release/Waiver would be reasonably likely to be inconsistent with the directors' fiduciary duties under Applicable Law and that such Standstill Release/Waiver could reasonably be expected to lead to a Superior Proposal) and the Company will use its reasonable best efforts to enforce or cause to be enforced to the fullest extent permitted by Applicable Law each such agreement.

        (e)   The Company agrees that in the event any Subsidiary or Representative of the Company takes any action which, if taken by the Company, would constitute a breach by the Company of Section 6.02(a), Section 6.02(b) or Section 6.02(d), the Company shall be deemed to be in breach of Section 6.02(a), Section 6.02(b) or Section 6.02(d), as applicable.

        Section 6.03    Company Recommendation.

        (a)   Subject to Section 6.03(b) and Section 6.03(c), none of the Company Board, the Special Committee or any other committee of the Company Board shall (i) fail to make, withdraw, amend or modify, or publicly propose to withhold, withdraw, amend or modify, in any manner adverse to the transactions contemplated by this Agreement, Parent or Merger Sub, the Company Recommendation, (ii) adopt or recommend, or publicly propose to adopt or recommend, an Acquisition Proposal or Superior Proposal, (iii) fail to recommend against acceptance of any tender offer or exchange offer for the shares of Company Common Stock within ten (10) Business Days after commencement of such offer, (iv) approve or recommend, or publicly propose to approve or recommend, or cause or permit the Company or any Subsidiary of the Company to execute or enter into any Alternative Acquisition Agreement (other than an Acceptable Confidentiality Agreement pursuant to Section 6.02), (v) fail to include the Company Recommendation in the Proxy Statement, (vi) other than as described in clause (iii) above, fail to publicly reaffirm the Company Recommendation within three (3) Business Days after receipt of a written request by Parent to provide such affirmation following public disclosure of an Acquisition Proposal other than an Acquisition Proposal made pursuant to a commenced tender or exchange offer or (vii) resolve or publicly propose to take any action described in the foregoing clauses (i) through (vi) (each of the foregoing actions described in clauses (i) through (vii) being referred to as an "Adverse Recommendation Change").

        (b)    (i)  Notwithstanding anything in this Agreement to the contrary, at any time prior to the Stockholder Approval (and subject to the Company's or the Company Board's, as applicable, compliance with this Section 6.03, Section 6.02 and Section 9.04), the Company Board (acting upon the recommendation of the Special Committee) may, if the Company Board (acting upon the recommendation of the Special Committee) determines in good faith (after consultation with the Company Financial Advisor and outside legal counsel), that the failure to do so would be reasonably likely to be inconsistent with the directors' fiduciary duties under Applicable Law, (A) make an Adverse Recommendation Change in response to either (1) a Superior Proposal received after the date hereof or (2) any material fact, event, change, development or circumstances occurring or arising after the date of this Agreement not known or reasonably foreseeable by the Company Board as of the date hereof, which fact, event, change, development or circumstances becomes known to the Company Board prior to the Stockholder Approval (such material fact, event, change, development or circumstance, an "Intervening Event"); provided, however, that in no event shall the receipt, existence or terms of an Acquisition Proposal, or any inquiry, indication of interest, proposal or offer that could reasonably be expected to lead to an Acquisition Proposal, or the consequences thereof constitute an Intervening Event, or (B) cause the Company to terminate this Agreement pursuant to Section 8.01(g) and to authorize and simultaneously to enter into an Alternative Acquisition Agreement concerning a transaction that constitutes a Superior Proposal, subject in each case to compliance with the terms of paragraph (ii) or (iii) below, as applicable.

           (ii)  In the case of an Adverse Recommendation Change sought to be made under clause (1) of Section 6.03(b)(i)(A) or termination of this Agreement pursuant to Section 8.01(g) in response to a Superior Proposal, (x) no Adverse Recommendation Change pursuant to this Section 6.03(b) may be made and (y) no termination of this Agreement pursuant to Section 8.01(g) may be made, in either case

            (A)  until after the fourth (4th) Business Day following written notice from the Company advising Parent that the Company Board, absent any revision to the terms and conditions of this Agreement and the Capital Commitment Letter, (acting upon the recommendation of the Special Committee) intends to make an Adverse Recommendation Change or terminate this Agreement pursuant to Section 8.01(g) (a "Notice of Superior Proposal") and specifying the reasons therefor, including, if applicable, the material terms and conditions of, and the identity of the Third Party making, such Superior Proposal, and a copy of all relevant transaction documents (it being understood and agreed that any amendment to the financial terms or any other material term of such Superior Proposal shall require a new Notice of Superior Proposal, which shall require a new notice period of two (2) Business Days, and compliance with this Section 6.03(b) with respect to such new notice); and

            (B)  unless during such four (4) Business Day period (or two (2) Business Day period following an amended proposal), the Company shall, and shall cause its Representatives to, to the extent requested by Parent, (1) negotiate with Parent in good faith to make such adjustments to the terms and conditions of this Agreement and the Capital Commitment Letter so that such Acquisition Proposal would cease to constitute a Superior Proposal and (2) permit Parent and Parent's Representatives to make a presentation to the Company Board regarding this Agreement and any adjustments with respect thereto, and at the end of such four (4) Business Day period (or two (2) Business Day period following an amended proposal), the Company Board (acting upon the recommendation of the Special Committee) again makes the determination in good faith (x) after consultation with the Company Financial Advisor and outside legal counsel, that the failure to make an Adverse Recommendation Change or authorize the termination of this Agreement would be reasonably likely to be inconsistent with its fiduciary duties under Applicable Law and (y) after taking into account any adjustment or modification to the terms of this Agreement proposed by Parent, that the Acquisition Proposal continues to be a Superior Proposal.

          None of the Company, the Company Board or any committee of the Company Board shall enter into any agreement with any Third Party to limit or not to give prior notice to Parent of its intention to effect an Adverse Recommendation Change or to terminate this Agreement in light of a Superior Proposal.

          (iii)  In the case of an Intervening Event, no Adverse Recommendation Change pursuant to this Section 6.03(b) may be made

            (A)  until after the fourth (4th) Business Day following written notice from the Company advising Parent that the Company Board or any committee thereof intends to take such action and specifying the facts underlying the determination by the Company Board (acting upon the recommendation of the Special Committee) that an Intervening Event has occurred, and the reason for the Adverse Recommendation Change, in reasonable detail (a "Notice of Intervening Event");

            (B)  unless during such four (4) Business Day period, the Company shall, and shall cause its Representatives to, to the extent requested by Parent, negotiate with Parent in good faith to enable Parent to amend this Agreement and the Capital Commitment Letter in such a manner that obviates the need for an Adverse Recommendation Change; and

            (C)  unless, by the expiration of such four (4) Business Day period, the Company Board (acting upon the recommendation of the Special Committee) determines in good faith, taking into consideration any amendments to this Agreement and the Capital Commitment Letter proposed by Parent (after consultation with the Company Financial Advisor and outside legal counsel), that the failure to effect an Adverse Recommendation Change would be reasonably likely to be inconsistent with the directors' fiduciary duties under Applicable Law.

        Any material change to the facts and circumstances relating to such Intervening Event shall require a new Notice of Intervening Event and the Company shall be required to comply again with the requirements of this Section 6.03(b)(iii).

        (c)   Nothing contained in Section 6.02 or this Section 6.03 or elsewhere in this Agreement shall prohibit the Company from (i) taking and disclosing a position contemplated by Rule 14d-9, Rule 14e-2(a) or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or (ii) making any disclosure to the Company's stockholders if, in the good faith judgment of the Company Board (acting upon the recommendation of the Special Committee), after consultation with outside legal counsel, the failure to do so would be inconsistent with the directors' fiduciary duties under Applicable Law or any disclosure requirements under Applicable Law; provided, however, that that the Company and the Company Board may not effect an Adverse Recommendation Change, except to the extent permitted by Section 6.03(b). In addition, it is understood and agreed that, for purposes of this Agreement, a factually accurate public statement by the Company that describes the Company's receipt of an Acquisition Proposal and the operation of this Agreement with respect thereto, or any "stop, look and listen" communication by the Company Board pursuant to Rule 14d-9(f) of the Exchange Act, or any similar communication to the stockholders of the Company, shall not constitute an Adverse Recommendation Change or a proposal by the Company Board to withdraw or modify its recommendation of this Agreement, the Merger or the other transactions contemplated by this Agreement.

        Section 6.04    Approval of Merger.

        (a)   As promptly as reasonably practicable following the date of this Agreement, the Company shall, in accordance with Applicable Law and the Company's governing documents, duly set a record date for, call, give notice of, convene and hold a special meeting of the Company's stockholders (including any adjournments and postponements thereof, the "Stockholder Meeting") for the purpose of considering and taking action upon the matters requiring Stockholder Approval (with the record date and meeting date set in consultation with Parent). Unless the Company Board (acting upon the recommendation of the Special Committee) has withdrawn the Company Recommendation in compliance with Section 6.03, the Company shall use its reasonable best efforts to cause the definitive Proxy Statement to be mailed to the Company's stockholders and to solicit from stockholders of the Company proxies in favor of the adoption and approval of this Agreement and shall take all other action necessary or advisable to secure the vote or consent of the holders of Shares required by Applicable Law to effect the Merger and, subject to Section 6.03 and Article 8, the Company Board shall cause the Company Recommendation to be included in the Proxy Statement.

        (b)   As promptly as reasonably practicable after the execution of this Agreement, the Company shall prepare a proxy/information statement in preliminary form for the Stockholder Meeting (together with any amendments thereof or supplements thereto and any other required proxy materials, the "Proxy Statement") seeking stockholder approval of the matters requiring Stockholder Approval and file it with the SEC. The Company shall use its reasonable best efforts to respond as promptly as reasonably practicable to any comments received from the SEC or its staff concerning the Proxy Statement, and to resolve any such comments, and shall cause the Proxy Statement to be mailed to its stockholders as promptly as reasonably practicable after the resolution of any such comments. The Company, Parent and Merger Sub shall notify the others promptly upon the receipt of any comments from the SEC or its staff or any other government officials and of any request by the SEC or its staff or any other government officials for amendments or supplements to the Proxy Statement and shall supply the others with copies of all correspondence between it or any of its Representatives, on the one hand, and the SEC, or its staff or any other government officials, on the other hand, with respect to the Proxy Statement. Without limiting the generality of the foregoing, each of Parent and Merger Sub shall reasonably cooperate with the Company in connection with the preparation and filing of the Proxy Statement, including furnishing as promptly as practicable to the Company in writing upon request any and all information relating to it as may be required to be set forth in the Proxy Statement under Applicable Law. Parent shall ensure that such information supplied by it in writing for inclusion in the Proxy Statement will not, on the date it is first mailed to stockholders of the Company and at the time of the Stockholder Meeting or filed with the SEC (as applicable), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. Notwithstanding anything to the contrary stated above, prior to filing or mailing the Proxy Statement or filing any other required filings (or, in each case, any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, the Company shall provide Parent with a reasonable opportunity to review and comment on such document or response and shall consider Parent's comments in good faith. The Company shall ensure that the Proxy Statement (i) will not, on the date it is first mailed to stockholders of the Company and at the time of the Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading and (ii) will comply as to form in all material respects with the applicable requirements of the Exchange Act. Notwithstanding the foregoing, the Company assumes no responsibility with respect to information supplied in writing by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement. If, at any time prior to the Effective Time, any information relating to the Company, Parent or Merger Sub, or any of their respective Subsidiaries, officers or directors, should be discovered by Parent or the Company that should be set forth in an amendment to the Proxy Statement so that such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, then the party hereto that discovers such information shall promptly notify the other party hereto and, to the extent required by Applicable Law, the Company shall file as promptly as practicable with the SEC and disseminate to the holders of Company Common Stock an appropriate amendment or supplement containing such information.

        Section 6.05    Access to Information.     Subject to Applicable Law, Section 6.12(c), Section 6.17 and applicable contractual restrictions, upon reasonable notice, the Company shall (and shall cause its Subsidiaries to) afford Parent's officers and Parent's other authorized Representatives reasonable access, during normal business hours throughout the period prior to the Effective Time, to those of its properties, personnel, books, Contracts, records, Tax Returns and work papers as Parent may reasonably request to review. The foregoing shall not require the Company (a) to provide access to or otherwise make available or furnish any books, Contracts, records or work papers governed by a confidentiality, non-disclosure or other similar agreement in effect as of the date hereof, (b) to provide access to or otherwise make available or furnish any information if and to the extent that the provision of such information would, in the good faith judgment of the Company based on the advice of counsel, reasonably be expected to result in the loss of any attorney-client, work product or other legal privilege or protection (it being agreed that, (i) in the case of clauses (a) and (b), the Company shall give notice to Parent of the fact that it is withholding such information or documents and thereafter the Company and Parent shall use their respective reasonable best efforts to cause such information to be provided in a manner that would not reasonably be expected to violate such restriction or waive the applicable privilege or protection) and (ii) in the case of clause (a), the Company shall use commercially reasonable efforts to obtain any consents of third parties that are necessary to permit such access, (c) to provide access to or otherwise make available any information relating to the process conducted by the Company that led to the execution of this Agreement, or (d) to provide access to or otherwise make available or furnish any information if and to the extent that the provision of such information would, in the good faith judgment of the Company based on the advice of counsel, reasonably be expected to violate any Applicable Law. All requests for information made pursuant to this Section 6.05 shall be directed to the executive officer or other Person designated by the Company. All such information shall be deemed Evaluation Material (as such term is defined in the Confidentiality Agreement) and be governed by the terms of the Confidentiality Agreement. Notwithstanding anything herein to the contrary, Parent and Merger Sub shall not, and shall cause their respective Representatives not to, contact any customer or supplier of the Company in connection with the Merger or any of the other transactions contemplated by this Agreement without the Company's prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), and Parent and Merger Sub acknowledge and agree that any such contact shall be arranged with a Representative of the Company participating; provided, however, that nothing contained herein shall be deemed to require Parent to obtain the Company's prior written consent (or to all participation) regarding discussions in the ordinary course of business unrelated to the Merger or the transactions contemplated by this Agreement with Parent's customers or suppliers (regardless of whether such Persons are also customers or suppliers of the Company).

        Section 6.06    Notice of Certain Events.     From the date of this Agreement until the Effective Time, each party hereto shall promptly notify the other in writing of:

        (a)   any inaccuracy or breach of any representation or warranty or breach of covenant or agreement contained in this Agreement that could reasonably be expected to cause, in the case of Parent and Merger Sub, any of the conditions set forth in Section 7.01 or Section 7.03 not to be satisfied, and, in the case of the Company, any of the conditions set forth in Section 7.01 or Section 7.02 not to be satisfied;

        (b)   any notice or other communication received by such party or any of its Subsidiaries from any Person alleging that the consent of such party is or may be required in connection with the transactions contemplated by this Agreement; and

        (c)   any notice or other communication received by such party or any of its Subsidiaries from any Governmental Authority in connection with the transactions contemplated by this Agreement.

provided, however, that the delivery of any notice pursuant to this Section 6.06 shall not cure any breach of any representation, warranty, covenant or agreement contained in this Agreement or otherwise limit or affect the remedies available hereunder to the party receiving such notice.

        Section 6.07    Employee Benefit Plan Matters.

        (a)   Each of Parent and Merger Sub acknowledges that the consummation of the transactions contemplated by this Agreement will constitute a change in control of the Company and/or a sale event or similar transaction of the Company (to the extent such concepts are applicable) for purposes of the Company Employee Plans, including under the severance agreements with the members of management of the Company listed in Schedule 6.07(a) (such members of management, the "Executive Employees" and such agreements, the "Severance Agreement"). The Surviving Corporation or Parent shall pay to the applicable employees of the Company any amounts with respect to any severance obligations or other amounts that are payable under the Severance Agreements in accordance with their terms in the event of a qualified termination upon or within 24 months after the consummation of the Merger, provided, however, that Parent or the Surviving Corporation shall, as soon as practicable following the Closing (and in no event later than the next regular payroll date immediately following the Closing), pay to each Executive Employee, and to each employee covered under the Severance Policy, in each case whose employment is terminated on the Closing Date at the direction of Parent or the Surviving Corporation, the full cash change in control and/or severance amounts payable to such employee under the Severance Agreement or the Severance Policy, as applicable.

        (b)   With respect to employees of the Company or its Subsidiaries immediately before the Effective Time who continue employment with Parent, the Surviving Corporation or any Subsidiary of Parent or the Surviving Corporation immediately following the Closing Date ("Continuing Employees"), Parent shall cause the service of each such Continuing Employee to be recognized for purposes of eligibility to participate, levels of benefits (but not for benefit accruals under any defined benefit pension plan) and vesting under each compensation, retirement, vacation, fringe or other welfare benefit plan, program or arrangement of Parent, the Surviving Corporation or any of their ERISA Affiliates, but not including any equity compensation plans, programs, agreements or arrangements (collectively, the "Parent Benefit Plans") in which any Continuing Employee is or becomes eligible to participate, but solely to the extent service was credited to such employee for such purposes under a comparable Company Employee Plan immediately prior to the Closing Date and to the extent such credit would not result in a duplication of benefits.

        (c)   For a period of not less than twelve (12) months after the Closing Date, Parent shall provide each Continuing Employee with (i) (A) base salary and (B) cash incentive compensation opportunities, in each case in an amount at least equal to the same level that was provided to each such Continuing Employee immediately prior to the Closing Date, (ii) employee benefits (other than equity awards or other equity-based compensation or benefits) that are substantially similar in the aggregate to those provided to each such Continuing Employee immediately prior to the Closing Date under the Company Employee Plans set forth on Section 4.16 of the Company Disclosure Schedule, and (iii) honor the provisions of the Severance Policy.

        (d)   With respect to each Parent Benefit Plan that is an "employee welfare benefit plan" as defined in Section 3(1) of ERISA in which any Continuing Employee is or becomes eligible to participate, Parent shall use commercially reasonable efforts to cause each such Parent Benefit Plan to

(i) waive all limitations as to pre-existing conditions, waiting periods, required physical examinations and exclusions with respect to participation and coverage requirements applicable under such Parent Benefit Plan for such Continuing Employees and their eligible dependents to the same extent that such pre-existing conditions, waiting periods, required physical examinations and exclusions would not have applied or would have been waived under the corresponding Company Employee Plan in which such Continuing Employee was a participant immediately prior to his commencement of participation in such Parent Benefit Plan but, with respect to long-term disability, life insurance benefits and other non-health coverages, solely to the extent permitted under the terms and conditions of Parent's applicable plans and insurance contracts in effect as of the Closing Date; provided, however, that for purposes of clarity, to the extent such benefit coverage includes eligibility conditions based on periods of employment, Section 6.07(b) shall control; and (ii) provide each Continuing Employee and their eligible dependents with credit for any co-payments and deductibles paid in the calendar year that, and prior to the date that, such Continuing Employee commences participation in such Parent Benefit Plan in satisfying any applicable co-payment or deductible requirements under such Parent Benefit Plan for such calendar year, to the extent that such expenses were recognized for such purposes under the comparable Company Employee Plan.

        (e)   Parent agrees that, prior to the Closing Date, the Company shall, at the Company's sole discretion, be permitted to pay to the Company's employees bonuses in an aggregate amount not to exceed the amount detailed on Schedule 6.07(e), including all bonuses payable under or pursuant to any cash bonus plan, incentive plan or other similar plan or practice of the Company. To the extent such payments do not occur prior to the Closing Date, Parent shall pay or cause the Surviving Corporation to pay such amounts as directed by the Company in the Company's sole discretion, such payments to occur as promptly as practicable, but in any event no later than the first payroll period after the Closing Date.

        (f)    If directed in writing by Parent at least ten (10) Business Days prior to the Closing Date, the Company shall adopt written resolutions and a plan amendment to terminate the Company's 401(k) plan and to fully (100%) vest all participants under such plan, such termination and vesting to be effective no later than one (1) Business Day preceding the Closing Date (but may be contingent on the Closing). The form and substance of such written resolutions and plan amendment must be preapproved by Parent, such approval not to be unreasonably withheld. The Company shall use its reasonable best efforts to take such other actions in furtherance of terminating any such 401(k) plan as Parent may reasonably request.

        (g)   Nothing in this Section 6.07 shall create any third-party beneficiary or other rights in any current or former employee, director or other service provider of the Company or any of its Subsidiaries in respect of employment, continued employment, any benefits that may be provided, directly or indirectly, under any Company Employee Plan or Parent Benefit Plan. Nothing in this Section 6.07 or elsewhere in this Agreement shall be deemed to be an amendment to any employee benefit plan or arrangement of any party, including any Company Employee Plan or Parent Benefit Plan.

        Section 6.08    State Takeover Laws.     If any "control share acquisition," "fair price," "moratorium" or other anti-takeover Applicable Law becomes or is deemed to be applicable to the Company, Parent, Merger Sub, the Merger or any other transaction contemplated by this Agreement or the Voting Agreements, then each of the Company, Parent, Merger Sub, as applicable, and their respective Boards of Directors shall grant such approvals and take such actions as are necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to render such anti-takeover Applicable Law inapplicable to the foregoing.

        Section 6.09    Obligations of Merger Sub.     Parent shall cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

        Section 6.10    Voting of Shares.     Each Buyer Entity shall vote any shares of Company Common Stock beneficially owned by it or any of its Subsidiaries in favor of adoption of this Agreement at the Stockholder Meeting, and will vote or cause to be voted the shares of Merger Sub held by it or any of its Subsidiaries, as the case may be, in favor of adoption of this Agreement.

        Section 6.11    Director and Officer Liability.

        (a)   For six (6) years after the Effective Time, Parent shall, or shall cause the Surviving Corporation to, maintain officers' and directors' liability insurance in respect of acts or omissions occurring prior to the Effective Time covering each such person currently covered by the Company's officers' and directors' liability insurance policy on terms with respect to coverage and amount no less favorable than those of such policy in effect on the date hereof; provided, however, that in satisfying its obligation under this Section 6.11(a), neither Parent nor the Surviving Corporation shall be obligated to pay annual premiums in excess of 250% of the amount per annum the Company paid in its last full fiscal year prior to the date of this Agreement (the "Current Premium") and if such premiums for such insurance would at any time exceed 250% of the Current Premium, then the Surviving Corporation shall cause to be maintained policies of insurance that, in the Surviving Corporation's good faith judgment, provide the maximum coverage available at an annual premium equal to 250% of the Current Premium. The provisions of the immediately preceding sentence shall be deemed to have been satisfied if prepaid "tail" or "runoff" policies have been obtained by the Company prior to the Effective Time, which policies provide such directors and officers with coverage for an aggregate period of six (6) years with respect to claims arising from facts or events that occurred on or before the Effective Time, including, in respect of the transactions contemplated by this Agreement; provided, however, that (i) the amount paid for such prepaid policies does not exceed 250% of the Current Premium and (ii) the material terms of such prepaid policies including coverage and amount are no more favorable in the aggregate to such directors and officers than the insurance coverage otherwise required under this Section 6.11(a). If such prepaid policies have been obtained prior to the Effective Time, the Surviving Corporation shall maintain such policies in full force and effect for their full term, and continue to honor the obligations thereunder.

        (b)   From and after the Effective Time, the Surviving Corporation shall: (i) indemnify and hold harmless each individual who at the Effective Time is, or at any time prior to the Effective Time was, a director or officer of the Company or of a Subsidiary of the Company (each, an "Indemnified Party") with respect to all claims, liabilities, losses, damages, judgments, fines, penalties, costs (including amounts paid in settlement or compromise) and expenses (including fees and expenses of legal counsel which shall be advanced following receipt of an undertaking by such Indemnified Party to repay such amounts if it is ultimately determined that such Indemnified Party was not entitled to indemnification under this Section 6.11) in connection with any Proceeding whenever asserted, based on or arising out of, in whole or in part, (A) the fact that an Indemnified Party was a director or officer of the Company or such Subsidiary or (B) acts or omissions by an Indemnified Party in the Indemnified Party's capacity as a director, officer, employee or agent of the Company or such Subsidiary or taken at the request of the Company or such Subsidiary (including in connection with serving at the request of the Company or such Subsidiary as a director, officer, employee, agent, trustee or fiduciary of any other Person (including any employee benefit plan)), in each case under (A) or (B), at, or at any time prior to, the Effective Time (including any Proceeding relating in whole or in part to the transactions contemplated by this Agreement or relating to the enforcement of this provision or any other indemnification or advancement right of any Indemnified Party subject to the undertaking in this Section 6.11 to repay advanced amounts), to the fullest extent permitted under Applicable Law; and (ii) fulfill and honor in all respects the obligations of the Company and its Subsidiaries pursuant to: (x) each indemnification agreement in effect between the Company or any of its Subsidiaries and any Indemnified Party as of the date of this Agreement, the form of which has been Made Available to Parent; and (y) any indemnification provision (including advancement of expenses subject to the undertaking in this Section 6.11 to repay advanced amounts) and any exculpation provision set forth in the certificate of incorporation or bylaws of the Company as in effect on the date of this Agreement. Parent's and the Surviving Corporation's obligations under the foregoing clauses (i) and (ii) shall continue in full force and effect for a period of six (6) years from the Effective Time; provided, however, that all rights to indemnification, exculpation and advancement of expenses under this Section 6.11 in respect of any claim asserted or made within such period shall continue until the final disposition of such claim. If Parent or the Surviving Corporation fails to comply with its obligations in this Section 6.11(b) and an Indemnified Party commences a suit which results in a binding determination that the Parent or the Surviving Corporation failed to comply with such obligation, Parent shall pay such Indemnified Party its costs and expenses (including reasonable attorney's fees and disbursements) in connection with such suit, together with interest thereon at the rate of interest per annum equal to the prime lending rate as published in the Wall Street Journal in effect on the date such payment was required to be made through the date of payment.

        (c)   If Parent, the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 6.11.

        (d)   The provisions of this Section 6.11 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such individual may have under any certificate of incorporation or bylaws, by contract or otherwise. The obligations of Parent and the Surviving Corporation under this Section 6.11 shall not be terminated or modified in such a manner as to adversely affect the rights of any Indemnified Party to whom this Section 6.11 applies unless (x) such termination or modification is required by Applicable Law or (y) the affected Indemnified Party shall have consented in writing to such termination or modification (it being expressly agreed that the Indemnified Parties to whom this Section 6.11 applies shall be third party beneficiaries of this Section 6.11; provided, however, that such rights of the Indemnified Parties as third-party beneficiaries under this Section 6.11 shall not arise unless and until the Merger is consummated).

        Section 6.12    Reasonable Best Efforts.

        (a)   Without limiting the generality of anything contained in this Section 6.12, the Company and Parent shall cooperate with each other and use (and shall cause their respective Subsidiaries to use) their reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under this Agreement, and Applicable Law to consummate the transactions contemplated by this Agreement as soon as reasonably practicable, including preparing and filing as promptly as reasonably practicable all documentation to effect all necessary notices, reports and other filings and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any Governmental Authority, including without limitation under the Antitrust Laws, in order to consummate the Merger and to fully carry out the purposes of this Agreement. The Company shall use commercially reasonable efforts to take all actions reasonably requested by Parent to obtain waivers or consents from any Significant Customers, if required under any Contracts with Significant Customers, and any Third Parties whose waiver or consent is required under any Material Contract.

        (b)   In furtherance and not in limitation of the foregoing, each of the Company and Parent (and their respective Affiliates, if applicable) shall: (i) promptly, but in no event later than October 29, 2013, file any and all notices, reports and other documents required to be filed by such party under the HSR Act with respect to the Merger and the other transactions contemplated by this Agreement; and shall use reasonable best efforts promptly to cause the expiration or termination of any applicable waiting periods under the HSR Act; and (ii) promptly make all filings, and use reasonable best efforts to timely obtain all consents, permits, authorizations, waivers, clearances and approvals, and to cause the expiration or termination of any applicable waiting periods, as may be required under any other applicable Antitrust Laws (to the extent required); (iii) as promptly as reasonably practicable provide such information as may reasonably be requested by the U.S. Department of Justice (the "DOJ") or Federal Trade Commission ("FTC") under the HSR Act or by any other Governmental Authority in connection with the Merger and other transactions contemplated hereby, (iv) use reasonable best efforts to cause to be taken, on a timely basis, all other actions necessary or appropriate for the purpose of consummating and effectuating the Merger and the other transactions contemplated by this Agreement, and (v) promptly take, and cause its Affiliates to take, all reasonable actions and steps requested or required by any Governmental Authority as a condition to granting any consent, permit, authorization, waiver, clearance and approvals, and to cause the prompt expiration or termination of any applicable waiting period and to resolve such objections, if any, as the FTC and the DOJ, or other Governmental Authorities of any other jurisdiction for which consents, permits, authorizations, waivers, clearances, approvals and expirations or terminations of waiting periods are required with respect to the Merger or the other transactions contemplated by this Agreement; provided that the Company and its Subsidiaries and Parent and its Affiliates will only be required to take or commit to take any such action, or agree to any such condition or restriction, if such action, commitment, agreement, condition or restriction is binding on the Company or its Subsidiaries or on Parent or its Affiliates only in the event the Closing occurs; provided, further that, subject to the obligations of Parent set forth in this Section 6.12(d) - (f), the Company and its Subsidiaries shall only be permitted to take or commit to take any such action, or agree to any such condition or restriction, with the prior written consent of Parent.

        (c)   Without limiting the generality of anything contained in this Section 6.12, each party hereto shall (i) give the other parties prompt notice of the making or commencement of any request, inquiry, investigation, action or Proceeding by or before any Governmental Authority with respect to the Merger or the other transactions contemplated by this Agreement, (ii) keep the other parties reasonably informed as to the status of any such request, inquiry, investigation, action or Proceeding, and (iii) promptly inform the other parties of any communication to or from the FTC, DOJ or any other Governmental Authority to the extent regarding the Merger or other transactions contemplated hereby, or regarding any such request, inquiry, investigation, action or Proceeding, and provide a copy of all written communications. Subject to Applicable Law, in advance and to the extent practicable, each of Parent or Company, as the case may be, will consult the other on all the information relating to Parent or the Company, as the case may be, and any of their respective Subsidiaries that appear in any filing made with, or written materials submitted to, any third party and/or any Governmental Authority in connection with the Merger or the other transactions contemplated by this Agreement (including the Proxy Statement) and shall incorporate all comments reasonably proposed by Parent or the Company, as the case may be. Notwithstanding anything to the contrary contained herein, Parent shall be entitled to direct and control (i) all communications, strategy and defense of the transactions contemplated by this Agreement, and (ii) all negotiations and settlement discussions, if necessary, with any Governmental Authority; provided, however, that Parent shall keep the Company informed of Parent's contacts with any Governmental Authority, allow the Company's lawyers to review and comment on submissions and presentations, and allow the Company's lawyers to attend any meetings and participate in any telephone conference, without limitation; and provided, further, that if review of any information would be material in connection with any second request (or similar process), such information shall be provided solely to those individuals acting as outside antitrust counsel for the other parties provided that such counsel shall not disclose such information to such other parties and shall enter into a joint defense agreement with the providing party.

        (d)   In furtherance and not in limitation of the foregoing, Parent agrees to use its reasonable best efforts to avoid, eliminate or resolve each and every impediment and obtain all clearances, consents, approvals and waivers under Antitrust Laws that may be required by any Governmental Authority, so as to enable the parties to consummate the Merger as soon as reasonably practicable (and in any event no later than three (3) Business Days prior to the End Date), including without limitation (i) committing to or effecting, by consent decree, hold separate orders, trust, or otherwise, the sale, license, transfer, assignment or other disposition of assets or businesses of Parent or Company or their respective Subsidiaries, (ii) terminating, relinquishing, modifying, transferring, assigning, restructuring, or waiving existing agreements, collaborations, relationships, ventures, contractual rights, obligations or other arrangements of Parent or Company or their respective Subsidiaries and (iii) creating or consenting to create any relationships, ventures, contractual rights, obligations, behavioral undertakings or other arrangements of Parent or Company or their respective Subsidiaries and, in each case, to enter, or offer to enter, into agreements and stipulate to the entry of an order or decree or file appropriate applications with any Governmental Authority in connection with any of the foregoing and in the case of actions by or with respect to the Company or its Subsidiaries or its or their businesses or assets, by consenting to such action by the Company (each a "Divestiture Action"). Subject to Parent's obligations in this Section 6.12, Parent shall have the sole and exclusive right to propose, negotiate, offer to commit and effect, by consent decree, hold separate order or otherwise, any and all Divestiture Actions or otherwise offer to take or offer to commit (and if such offer is accepted, commit to and effect) to take any Divestiture Action as may be required to resolve any Governmental Authority's objections to the Merger or the other transactions contemplated by this Agreement; provided, however, that Parent shall consider in good faith the views of the Company and its counsel in connection therewith. If any of the assets or businesses of the Company or any of its Subsidiaries, or of Parent or any of its Subsidiaries, or any combination thereof, are required to be divested in order to secure antirust approval from any Governmental Authority to satisfy the condition contained in Section 7.01(c), neither Parent nor its Subsidiaries shall be required to take, or cause to be taken, any Divestiture Action with respect to such assets or businesses if the net revenues from such assets and businesses for the twelve (12) months ended December 31, 2012 exceeded $15,000,000 in the aggregate. For purposes of the immediately preceding sentence, "net revenues" shall mean gross revenues after commissions.

        (e)   In the event that any litigation or other administrative or judicial action or Proceeding is commenced challenging the Merger or any of the other transactions contemplated by this Agreement and such litigation, action or proceeding seeks, or would reasonably be expected to seek, to prevent the consummation of the Merger or the other transactions contemplated by this Agreement, Parent and Merger Sub shall take any and all action to resolve any such litigation, action or proceeding and each of the Company, Parent and Merger Sub shall cooperate with each other and use its respective reasonable best efforts to contest any such litigation, action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Merger or the other transactions contemplated by this Agreement.

        (f)    Neither Parent nor Merger Sub shall, nor shall they permit their respective Subsidiaries to, acquire or agree to acquire any rights, assets, business, Person or division thereof (through acquisition, license, joint venture, collaboration or otherwise), if such acquisition, would reasonably be expected to increase the risk of not obtaining any applicable clearance, consent, approval or waiver under Antitrust Laws with respect to the Merger or the other transactions contemplated by this Agreement.

        Section 6.13    Stockholder Litigation.     The Company shall as promptly as reasonably practicable (and in any event within two (2) Business Days) notify Parent in writing of, and shall give Parent the opportunity to review and comment on all material filings and responses to be made by the Company in connection with (which such comments the Company will in good faith take into account), and participate and consult in the defense and settlement of, any Stockholder Litigation, and no such settlement, or other compromise or arrangement, of any Stockholder Litigation shall be agreed to without Parent's prior written consent. The Company shall keep the Parent reasonably informed with respect to the status of any Stockholder Litigation.

        Section 6.14    Public Announcements.     Parent and the Company shall consult with each other before issuing any press release or making any other public statement, or scheduling a press conference or conference call with investors or analysts, with respect to this Agreement or the transactions contemplated hereby and shall not issue any such press release or make any such other public statement without the consent of the other party, which shall not be unreasonably withheld, except as such release or announcement may be required by Applicable Law or any listing agreement with or rule of any national securities exchange or association upon which the securities of the Company or Parent, as applicable, are listed, in which case the party required to make the release or announcement shall consult with the other party about, and allow the other party reasonable time (taking into account the circumstances) to comment on, such release or announcement in advance of such issuance, and the party will consider such comments in good faith; provided, however, that notwithstanding the foregoing, the Company shall not be required to consult with Parent before issuing any press release or making any other public statement with respect to an Adverse Recommendation Change effected in accordance with Section 6.03 or with respect to its receipt and consideration of any Acquisition Proposal. The parties hereto agree that the initial press release to be issued with respect to the transactions contemplated hereby following execution of this Agreement shall be in the form heretofore agreed to by Parent and the Company.

        Section 6.15    Further Assurances.     At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Sub, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Sub, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

        Section 6.16    Section 16 Matters.     Promptly after the date hereof, the Company shall take all such steps as may be required to cause any dispositions of shares of Company Common Stock resulting from the transactions contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by Applicable Law.

        Section 6.17    Confidentiality.     Parent and the Company hereby acknowledge and agree that they are and shall continue to be bound by that certain letter agreement dated as of July 11, 2013, among Pamplona Capital Management LLC, Parent and the Company (the "Confidentiality Agreement").

        Section 6.18    Financing.     Each of the Buyer Entities and Merger Sub shall take, or cause to be taken, all actions necessary, proper or advisable to arrange and obtain, and shall refrain from taking any actions that would prevent arranging or obtaining, the proceeds of the Capital Financing on the terms and conditions described in the Capital Commitment Letter. In furtherance and not by way of limitation of the foregoing, the Buyer Entities and Merger Sub shall, (i) enter into definitive agreements with respect to the Capital Financing, (ii) satisfy, or cause to be satisfied, on a timely basis all conditions applicable to, and within the control of, any Buyer Entity, Merger Sub or their respective Representatives in such definitive agreements and (iii) cause such Capital Financing to be funded at the Closing such that Parent or Merger Sub shall pay all of the amounts payable by them in connection with the Merger and the other transactions contemplated hereby. Parent shall give the Company prompt written notice of any material breach by any party to the Capital Commitment Letter, as well as the circumstances in reasonable detail of such breach. The Buyer Entities and Merger Sub acknowledge and agree that the obtaining of the Capital Financing is not a condition to Closing.

        Section 6.19    Financing Cooperation.

        (a)   Prior to the Effective Time, the Company shall, and shall cause its Representatives to, use commercially reasonable efforts to provide to Parent and Merger Sub all cooperation that is reasonably requested by Parent in connection with any debt financing used to consummate the Merger and any other transactions contemplated hereby and thereby; provided, however, that, notwithstanding anything in this Section 6.19 to the contrary, no such requested cooperation may unreasonably or materially interfere with the ongoing operations of the Company and its Subsidiaries. Such cooperation shall include, without limitation, (i) to the extent reasonably available to the Company, furnishing Parent and Merger Sub as promptly as practicable with financial and other pertinent information regarding the Company and its Subsidiaries to consummate the debt financing as may be reasonably requested in writing by Parent and identifying any portion of such information that constitutes material non-public information (the information described in this clause (i) together with the customary authorization and management representation letters referenced in clause (ii) below, being referred to as the "Required Information"), (ii) making senior management of the Company available at mutually agreeable times to participate in a reasonable number of meetings, presentations, due diligence sessions, and sessions with prospective lenders, investors and rating agencies in connection with any debt financing used to consummate the Merger and any other transactions contemplated hereby, (iii) assisting with the preparation of customary materials for rating agency presentations (and assisting in the obtaining of corporate, credit and facility ratings from ratings agencies), offering documents, private placement memoranda, bank information memoranda and all other material to be used in connection with any debt financing used to consummate the Merger and any other transactions contemplated hereby (including customary authorization and management representation letters) and all documentation and other information regarding the Company and its Subsidiaries required in connection with applicable "know your customer" and anti-money laundering rules and regulations, including U.S.A. Patriot Act of 2001 and requested in writing by Parent, (iv) permitting officers of the Company who will be officers of the Surviving Corporation after the Effective Time to execute and deliver any pledge and security documents, other definitive financing documents or other certificates or documents as may be reasonably requested by Parent (including a certificate of the chief executive officer or chief financial officer of the Company with respect to solvency matters and using reasonable efforts to obtain consents of accountants at the sole cost of Parent to use their reports in any materials relating to any debt financing used to consummate the Merger and any other transactions contemplated hereby) and otherwise reasonably facilitating the pledging of collateral (subject to customary funds certain limitations); provided, however, that no obligation of the Company or any of its Subsidiaries under any such certificate, document or instrument to which the Company is a party shall be effective until the Effective Time and (v) otherwise cooperating with Parent and Merger Sub in satisfying the conditions precedent set forth in any definitive document related to any debt financing used to consummate the Merger and any other transactions contemplated thereby to the extent within the reasonable control of the Company. None of the Company or any of its Subsidiaries shall be required to pay any commitment or other similar fee, pay any expense or incur any other liability in connection with any debt financing used to consummate the Merger and any other transactions contemplated hereby prior to the Effective Time.

        (b)   The Company hereby consents to the use of its and its Subsidiaries' trademarks, service marks or logos in connection with any debt financing used to consummate the Merger and any other transactions contemplated hereby; provided that such trademarks, service marks or logos are used solely in a manner that is not intended to or reasonably likely to harm or disparage the Company or any of its Subsidiaries or the reputation or goodwill of the Company or any of its Subsidiaries or any of their respective intellectual property rights.

        (c)   The Company shall use commercially reasonable efforts to periodically update or correct any Required Information in order to ensure that such Required Information does not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements contained therein not materially misleading.

        (d)   Nothing in this Section 6.19 shall require such cooperation to the extent it would (i) cause any condition to Closing set forth in Article 7 to fail to be satisfied or otherwise cause any breach of this Agreement (unless waived by Parent) or otherwise impair or delay the parties' obligations under this Agreement, including the consummation of the Merger, (ii) require the Company or any of its Subsidiaries to take any action that will conflict with or violate the Company's organizational documents or any Applicable Laws or result in the contravention of, or that would reasonably be expected to result in a violation or breach of, or default under, any Contract to which the Company or any of its Subsidiaries is a party (in each case prior to the Effective Time) or (iii) result in any equity holder, officer or director of the Company or any of its Subsidiaries incurring any personal liability with respect to any matters relating to any debt financing used to consummate the Merger and any other transactions contemplated hereby.

        (e)   Parent shall promptly, upon request by the Company, reimburse the Company for all reasonable out-of-pocket costs and expenses (including attorneys' fees) incurred by the Company, its Subsidiaries and their respective Representatives in connection with any cooperation required by or requested in accordance with this Section 6.19. The Buyer Entities and Merger Sub shall indemnify and hold harmless the Company, its Affiliates and their respective Representatives for and against any and all liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties suffered or incurred by them in connection with the arrangement of any debt financing used to consummate the Merger and any other transactions contemplated hereby (other than arising from fraud, gross negligence, willful misconduct or intentional misrepresentation) to the fullest extent permitted by Applicable Law and with appropriate contribution to the extent such indemnification is not available.

        (f)    Each Buyer Entity acknowledges and agrees that, none of the Company, its Subsidiaries or their Representatives shall have any responsibility for, or incur any liability to, any Person under, any debt financing that a Buyer Entity or Merger Sub may raise in connection with the transactions contemplated by this Agreement or any cooperation provided pursuant to this Section 6.19; provided, that upon the Closing the Company and its Subsidiaries may become guarantors or otherwise have obligations under the Buyer Entities' debt financing. All information provided pursuant to this Section 6.19 shall be deemed Evaluation Material (as such term is defined in the Confidentiality Agreement) and be governed by the terms of the Confidentiality Agreement.

        (g)   Each Buyer Entity and Merger Sub acknowledges and agrees that (i) its obligation to consummate the Merger and the transactions contemplated by this Agreement shall not be conditioned in any respect on the performance by the Company or any other Person of any of the covenants contained in this Section 6.19, and (ii) none of the Buyer Entities nor Merger Sub shall be entitled to any remedies, whether at law or in equity (including pursuant to Section 8.02 or Section 9.09) in the event of any failure by the Company or any other Person to perform in any respect any of the covenants contained in this Section 6.19.

        Section 6.20    Director Resignations.     Prior to the Closing, other than with respect to any directors identified by Parent in writing to the Company ten (10) Business Days prior to the Closing Date, the Company shall use its reasonable best efforts to deliver to Parent resignations executed by each director of the Company (and, to the extent requested by Parent, any director (or any equivalent) of each Subsidiary of the Company) in office immediately prior to the Effective Time, which resignations shall be effective at the Effective Time.

        Section 6.21    Payoff of Credit Facility.     The Company shall obtain prior to the Closing a payoff letter (the "Payoff Letter") for the Credit Facility, which will provide the dollar amount of all Indebtedness required to be paid under the Credit Facility in order to fully pay off the Credit Facility as of the Closing and to release all Liens thereunder upon such payment. Parent shall pay in full at Closing such amount set forth in the Payoff Letter.

ARTICLE 7
CONDITIONS TO THE MERGER

        Section 7.01    Conditions to the Obligations of Each Party.     The obligation of each party hereto to consummate the Merger is subject to the satisfaction or, to the extent permitted by Applicable Law, waiver of, on or prior to the Closing, of the following conditions:

        (a)   the Stockholder Approval shall have been obtained;

        (b)   no Governmental Authority having jurisdiction over any party hereto shall have issued any Order or other action that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the Merger and no Applicable Law shall have been adopted that makes consummation of the Merger illegal or otherwise prohibited; provided that the party seeking to assert this condition shall have used those efforts required hereunder (including under Section 6.12) to resist, lift or resolve such Order or Applicable Law; and

        (c)   the applicable waiting period (and any extension thereof, subject to Section 6.12(d)) applicable to the Merger under the HSR Act shall have expired or been terminated.

        Section 7.02    Conditions to the Obligations of Parent and Merger Sub.     The obligation of Parent and Merger Sub to consummate the Merger is subject to the satisfaction, at or prior to Closing, of the following conditions:

        (a)   the representations and warranties of the Company set forth in this Agreement shall be true and correct on the date hereof and on the Closing Date as if made on the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct only as of such earlier date), except where the failure of such representations and warranties to be so true and correct (disregarding all qualifications or limitations as to "materiality," "Company Material Adverse Effect" or words of similar import) would not, individually or in the aggregate, have a Company Material Adverse Effect; provided that, notwithstanding the foregoing, (i) the representations and warranties set forth in Section 4.01 (Corporate Existence and Power), Section 4.02 (Corporate Authorization) and Section 4.23 (Brokers' Fees) shall be true and correct in all material respects as of the Closing Date as if made on and as of such date (other than representations and warranties that address matters only as of an earlier date, which shall be true and correct in all material respects as of such earlier date) and (ii) the representations and warranties set forth in Section 4.05 (Capitalization) shall be true and correct in all respects as of the Closing Date (other than de minimis failures to be true and correct in all respects and failures resulting from the issuance of shares of Company Common Stock upon the exercise of Company Stock Options or upon the settlement of or pursuant to the terms of Company RSUs, in each case, that are outstanding on the date of this Agreement or that may be awarded as contemplated in Section 6.01(c) and in accordance with the applicable equity award's terms, the issuance of shares of Company Common Stock in accordance with the terms of the ESPP and the provisions of Section 2.06(c) or with the consent of Parent in accordance with Section 6.01 or the forfeiture Company Equity Awards);

        (b)   the Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date (other than those covenants set forth in Section 6.19 (Financing Cooperation));

        (c)   Parent shall have received at the Closing (x) a certificate signed on behalf of the Company by the Chief Executive Officer or the Chief Financial Officer of the Company certifying that the conditions set forth in Section 7.02(a) and Section 7.02(b) have been satisfied and (y) a certificate prescribed by Treasury Regulation Section 1.1445-2(c)(3) from the Company, in a form reasonably acceptable to the Parent, together with written authorization for the Company to deliver such form and corresponding notice to the Internal Revenue Service pursuant to Treasury Regulation Section 1.897-2(h)(2); and

        (d)   since the date of the Agreement, there shall not have occurred and be continuing any event, change, effect or development that, individually or in the aggregate, has had or would reasonably be expected to have, a Company Material Adverse Effect

        Section 7.03    Conditions to the Obligations of the Company.     The obligation of the Company to consummate the Merger is subject to the satisfaction, at or prior to Closing, of the following conditions:

        (a)   the representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct on the date hereof and on the Closing Date as if made on the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct only as of such earlier date), except where the failure of such representations and warranties to be so true and correct (disregarding all qualifications or limitations as to "materiality" or words of similar import) would not, individually or in the aggregate, prevent, materially delay or materially impair Parent's or Merger Sub's ability to consummate the transactions contemplated by this Agreement;

        (b)   The Buyer Entities and Merger Sub shall each have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date; and

        (c)   the Company shall have received at the Closing a certificate signed on behalf of Parent by the Chief Executive Officer or the Chief Financial Officer of Parent certifying that the conditions set forth in Section 7.03(a) and Section 7.03(b) have been satisfied.

ARTICLE 8
TERMINATION

        Section 8.01    Termination.     This Agreement may be terminated and the Merger may be abandoned at any time prior to the Closing:

        (a)   by mutual written agreement of the Company and Parent (notwithstanding any approval of this Agreement by the stockholders of the Company);

        (b)   by either Parent or the Company if the Closing Date has not occurred on or before March 31, 2014 (the "End Date") (notwithstanding any approval of this Agreement by the stockholders of the Company); provided, however, that in the event the condition set forth in Section 7.01(c) shall not have been satisfied on or prior to the End Date, but all other conditions set forth in Article 7 shall have been satisfied, or are capable of being satisfied (or have been waived by the party or parties then entitled to give such waiver) on or prior to the End Date, then the End Date shall be extended without further action by the parties to July 31, 2014; provided, further, that a party shall not be permitted to terminate this Agreement pursuant to this Section 8.01(b) if such party (including, if Parent is the terminating party, CSC, Holdings or Merger Sub) has breached in any material respects its obligations under this Agreement (other than any of the Company's covenants under Section 6.19) and such breach proximately caused the failure of the conditions to Closing set forth in Article 7 to be satisfied;

        (c)   by either Parent or the Company if any Governmental Authority of competent jurisdiction shall have issued a final and non-appealable Order or taken any other action enjoining, restraining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement (notwithstanding any approval of this Agreement by the stockholders of the Company); provided, however, that the party seeking to terminate this Agreement pursuant to this Section 8.01(c) shall not have breached in any material respects its obligations under Section 6.12;

        (d)   by either Parent or the Company if the Stockholder Approval has not been obtained by reason of the failure to obtain the required vote upon a final vote taken at the Stockholder Meeting (or any adjournment or postponement thereof);

        (e)   by Parent, in the event of a breach by the Company of any representation, warranty, covenant or other agreement contained herein that (i) would result in any condition set forth in Section 7.02 not being satisfied and (ii) has not been cured prior to the earlier of the End Date or the thirtieth (30th) calendar day following Parent's delivery of written notice describing such breach to the Company; provided, however, that Parent shall not be entitled to terminate this Agreement pursuant to this Section 8.01(e) if, at the time of such termination, any Buyer Entity or Merger Sub is in material breach of any representation, warranty, covenant or agreement contained in this Agreement;

        (f)    by the Company, in the event of a breach by any Buyer Entity or Merger Sub of any representation, warranty, covenant or other agreement contained herein that (i) would result in any condition set forth in Section 7.03 not being satisfied and (ii) has not been cured prior to the earlier of the End Date or the thirtieth (30th) calendar day following the Company's delivery of written notice describing such breach to Parent; provided, however, that the Company shall not be entitled to terminate this Agreement pursuant to this Section 8.01(f) if, at the time of such termination, the Company is in material breach of any representation, warranty, covenant or agreement contained in this Agreement (other than under Section 6.19);

        (g)   by the Company, if prior to the Stockholder Approval the Company Board shall have effected an Adverse Recommendation Change in respect of a Superior Proposal in accordance with Section 6.03, the Company has complied in all respects (other than immaterial noncompliance) with Section 6.02, and substantially concurrently with such termination the Company enters into an Alternative Acquisition Agreement with respect to such Superior Proposal; provided that the right of the Company to terminate this Agreement pursuant to this Section 8.01(g) is conditioned on and subject to the prior or concurrent payment by the Company to Parent of the Company Termination Fee in accordance with Section 9.04, and any purported termination pursuant to this Section 8.01(g) shall be void and of no force or effect if the Company shall not have paid the Company Termination Fee;

        (h)   by the Company if (A) the conditions set forth in Section 7.01 and Section 7.02 (other than those conditions that by their nature are to be satisfied by actions taken at the Closing provided that each such condition is then capable of being satisfied at a Closing on such date) have been satisfied or waived and (B) Parent and Merger Sub fail to consummate the Merger within three (3) Business Days after the delivery by the Company to Parent of a notice to such effect; or

        (i)    by Parent if (A) the Company Board or any committee thereof shall have effected an Adverse Recommendation Change or (B) the Company shall have willfully and materially breached its obligations under Section 6.02.

        Section 8.02    Effect of Termination.     If this Agreement is terminated pursuant to Section 8.01, this Agreement shall become void and of no effect without liability of any party (or any Representative of such party) to each other party hereto; provided, however, that the provisions of this Section 8.02, the penultimate sentence of Section 6.05, Section 6.17, Section 6.19(f) and Article 9 shall survive any termination hereof pursuant to Section 8.01. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, none of the Buyer Entities, Merger Sub or the Company shall be relieved or released from any liabilities or damages (which the parties acknowledge and agree shall not be limited to reimbursement of expenses or out-of-pocket costs, and may include to the extent proven the benefit of the bargain lost by such party or such party's equity holders (taking into consideration relevant matters, including the Aggregate Merger Consideration, including in consideration in respect of Company Equity Awards, other combination opportunities and the time value of money), which shall be deemed to be damages of such party) arising out of its knowing or intentional breach of any provision of this Agreement (other than, in the case of the Company, Section 6.19) or any other agreement delivered in connection herewith, subject only, with respect to any such liabilities of the Company, to Section 9.04(b), and with respect to any such liabilities of the Buyer Entities and Merger Sub, to Section 9.04(d). For the avoidance of doubt, the failure of the Buyer Entities or Merger Sub to consummate the Merger on the date required by Section 2.01 after the conditions set forth in Article 7 (other than those conditions that by their nature are to be satisfied at the Closing and which are capable of being satisfied on the Closing Date, assuming for purposes hereof that the date of termination is the Closing Date) have been satisfied or waived shall constitute a knowing and intentional breach by the Buyer Entities and Merger Sub, and the Buyer Entities shall be liable to the Company for such breach as provided herein notwithstanding any termination of this Agreement. Notwithstanding anything to the contrary provided in this Agreement, including in the foregoing provisions of this Section 8.02, nothing shall relieve any party for fraud.

ARTICLE 9
MISCELLANEOUS

        Section 9.01    Notices.     Any notices or other communications required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered or sent if delivered in person or sent by facsimile transmission (provided confirmation of facsimile transmission is obtained), (ii) on the fifth (5th) Business Day after dispatch by registered or certified mail, (iii) on the next Business Day if transmitted by national overnight courier or (iv) on the date delivered if sent by email (provided confirmation of email receipt is obtained), in each case as follows:

  if to any Buyer Entity, Merger Sub or the Surviving Corporation, to:

  c/o Pamplona Capital Management LLC
  375 Park Avenue, 23rd Floor
  New York, New York 10152
  Attention: Robert Warden
  Facsimile: (212) 207-8821
  Email: rwarden@pamplonafunds.com

  with a copy (which shall not constitute notice) to:

  Kirkland & Ellis LLP
  601 Lexington Avenue
  New York, New York 10022
  Attention: Michael Movsovich, Esq.
                    Michael Brosse, Esq.
                    Jeffrey Symons, Esq.
  Facsimile: (212) 446-6460
  Email: michael.movsovich@kirkland.com
             michael.brosse@kirkland.com
             jeffrey.symons@kirkland.com

  if to the Company (prior to the Merger), to:

  Mac-Gray Corporation
  404 Wyman Street, Suite 400
  Waltham, Massachusetts 02451
  Attention: Stewart G. MacDonald, Jr., Chief Executive Officer
                    Michael J. Shea, Chief Financial Officer
  Facsimile: (781) 290-5358
  Email: smacdonald@macgray.com
             mshea@macgray.com

  with a copy (which shall not constitute notice) to:

  Goodwin Procter LLP
  Exchange Place
  53 State Street
  Boston, Massachusetts 02109
  Attention: Stuart M. Cable, Esq.
                    Robert P. Whalen, Jr., Esq.
                    James A. Matarese, Esq.
  Facsimile: (617) 523-1231
  Email: scable@goodwinprocter.com
             rwhalen@goodwinprocter.com
             jmatarese@goodwinprocter.com

        Section 9.02    Survival of Representations and Warranties.     The representations and warranties contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time.

        Section 9.03    Amendments and Waivers.

        (a)   Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided, however, that without the further approval of the Company's stockholders, no such amendment or waiver shall be made or given after the Stockholder Approval that requires the approval of the stockholders of the Company under the DGCL unless the required further approval is obtained; provided further, that no amendment shall be made to this Section 9.03, Section 9.08 or Section 9.12 or the definition of "Debt Financing Party" that are adverse to any Debt Financing Party without the consent of such Debt Financing Party.

        (b)   No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

        Section 9.04    Expenses; Payment of Termination Fee.

        (a)   Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense, whether or not the Merger is consummated. For the avoidance of doubt, Parent shall pay all filing fees payable pursuant to (i) the HSR Act and (ii) any other Antitrust Laws;

        (b)   In the event that:

            (i)  this Agreement is terminated pursuant to Section 8.01(g); or

           (ii)  this Agreement is terminated pursuant to Section 8.01(i); or

          (iii)  (A) this Agreement is terminated by Parent or the Company pursuant to Section 8.01(d) or by Parent pursuant to Section 8.01(e), (B) after the date of this Agreement and at or prior to the Stockholder Meeting (in the case of Section 8.01(d)) or at or prior to the time of termination of this Agreement (in the case of Section 8.01(e)) an Acquisition Proposal shall have been publicly made, commenced or submitted or publicly announced or made known to the Company Board and shall not have been withdrawn and (C) at any time after the execution of this Agreement and prior to the date which is 365 days after the termination of this Agreement, the Company consummates an Acquisition Proposal or the Company or any of its Representatives enters into any letter of intent, agreement in principle, acquisition agreement or other similar Contract or arrangement related to an Acquisition Proposal, in each case which is a binding and enforceable obligation of the Company to effect such Acquisition Proposal; provided that, for purposes of this Section 9.04(b)(iii), all percentages in the definition of Acquisition Proposal shall be replaced with 50%, then the Company shall pay Parent a fee in an amount equal to $11,000,000 (the "Company Termination Fee") by wire transfer of same-day funds to an account designated by Parent (i) in the case of Section 9.04(b)(i), within two (2) Business Days after such termination, (ii) in the case of Section 9.04(b)(ii), concurrently with, and as a condition precedent to, the termination of this Agreement pursuant to Section 8.01(g) and (iii) in the case of Section 9.04(b)(iii), on the date that is the first of the following to occur: (x) the Company consummates an Acquisition Proposal or (y) the Company enters into enters into any letter of intent, agreement in principle, acquisition agreement or other similar Contract or arrangement related to an Acquisition Proposal, in each case which is a binding and enforceable obligation of the Company to effect such Acquisition Proposal. In the event that Parent shall receive full payment pursuant to this Section 9.04(b), the receipt of the Company Termination Fee shall be deemed to be liquidated damages for any and all losses or damages suffered or incurred by Parent, Merger Sub, any of their respective affiliates or any other Person in connection with this Agreement (and the termination hereof), the transactions contemplated hereby (and the abandonment thereof) or any matter forming the basis for such termination, and none of Parent, Merger Sub, any of their respective affiliates or any other Person shall be entitled to bring or maintain any claim, action or Proceeding against the Company or any of its Affiliates for damages or any equitable relief arising out of or in connection with this Agreement (other than equitable relief to require payment of the Company Termination Fee), any of the transactions contemplated hereby or any matters forming the basis for such termination. If the Company fails to pay the Company Termination Fee and Parent or Merger Sub commences a suit which results in a final, non-appealable judgment against the Company for the Company Termination Fee or any portion thereof, then the Company shall pay Parent or Merger Sub its costs and expenses (including reasonable attorney's fees and disbursements) in connection with such suit, together with interest on the Company Termination Fee at the "prime rate" as published in The Wall Street Journal, Eastern Edition, in effect on the date such payment was required to be made through the date of payment (calculated daily on the basis of a year of 365 days and the actual number of days elapsed, without compounding).

        (c)   For the avoidance of doubt, any payment made by the Company under Section 9.04(b) shall be payable only once with respect to Section 9.04(b) and not in duplication even though such payment may be payable under one or more provisions hereof. Parent shall have the right to assign the right to receive the Company Termination Fee to one or more Persons in its sole discretion; provided, however, that, for the avoidance of doubt, any such assignment shall not in any manner whatsoever affect the parties' agreements set forth in the last paragraph of Section 9.04(b).

        (d)   In the event that this Agreement is terminated (i) by either Parent or the Company pursuant to Section 8.01(b), and at the time of such termination any of the conditions set forth in Section 7.01(b) (under conditions attributable to one or more Antitrust Laws) or Section 7.01(c) shall not have been satisfied or waived or (ii) by either Parent or the Company pursuant to Section 8.01(c) (under conditions attributable to one or more Antitrust Laws), and at the time of such termination under either Section 8.01(b) or Section 8.01(c), all conditions set forth in Article 7 other than those attributable to Antitrust Laws have been satisfied or waived by the party or parties then entitled to give such waiver (other than those conditions that by their terms are to be satisfied as of the Closing, provided that each such condition is then capable of being satisfied), then Parent shall pay the Company a fee equal to $15,000,000 (the "Parent Termination Fee") by wire transfer of same-day funds on the first Business Day following such termination. In the event that the Company shall receive full payment pursuant to this Section 9.04(d), the receipt of the Parent Termination Fee shall be deemed to be liquidated damages for any and all losses or damages suffered or incurred by the Company in connection with this Agreement (and the termination hereof), the transactions contemplated hereby (and the abandonment thereof) or any matter forming the basis for such termination, and the Company shall not be entitled to bring or maintain any claim, action or Proceeding against Parent or Merger Sub for damages or any equitable relief arising out of or in connection with this Agreement (other than equitable relief to require payment of the Parent Termination Fee), any of the transactions contemplated hereby or any matters forming the basis for such termination. If Parent fails to pay the Parent Termination Fee and the Company commences a suit which results in a final, non-appealable judgment against Parent for the Parent Termination Fee or any portion thereof, then Parent shall pay the Company its costs and expenses (including reasonable attorney's fees and disbursements) in connection with such suit, together with interest on the Parent Termination Fee at the "prime rate" as published in The Wall Street Journal, Eastern Edition, in effect on the date such payment was required to be made through the date of payment (calculated daily on the basis of a year of 365 days and the actual number of days elapsed, without compounding).

        (e)   For the avoidance of doubt, any payment made by Parent under Section 9.04(d) shall be payable only once with respect to Section 9.04(d) and not in duplication even though such payment may be payable under one or more provisions hereof.

        Section 9.05    Assignment; Benefit.     This Agreement shall not be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except for (a) the rights of the Company's stockholders to receive the Merger Consideration at the Effective Time pursuant to the terms and conditions of this Agreement, (b) the rights of the holders of Company Equity Awards to receive the payments in respect thereof following the Effective Time pursuant to Section 2.06, (c) the rights of the Indemnified Parties pursuant to Section 6.11 and (d) with respect to the Debt Financing Parties, Section 9.08 and Section 9.12, which, in each case, shall inure to the benefit of the Persons or entities benefiting therefrom who are hereby expressly intended to be third-party beneficiaries thereof and who may enforce the covenants contained therein. For the avoidance of doubt, prior to the Effective Time, the rights and remedies conferred on the Company's equity holders pursuant to Article 2 concerning payment of the Aggregate Merger Consideration may only be enforced by the Company acting on the behalf of the Company's equity holders. The parties hereto further agree that, except for those rights contained in clause (d) of the second preceding sentence, the rights of third-party beneficiaries under this Section 9.05 shall not arise unless and until the Merger is consummated.

        Section 9.06    Governing Law.     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State.

        Section 9.07    Jurisdiction.     The parties hereto agree that any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the Delaware Court of Chancery, New Castle County, or if that court does not have jurisdiction, a federal court sitting in the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of such court in respect of any legal or equitable action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, or relating to enforcement of any of the terms of this Agreement, and hereby waives, and agrees not to assert, as a defense in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such court, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement or the transactions contemplated hereby may not be enforced in or by such courts. Each party agrees that notice or the service of process in any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be properly served or delivered if delivered in the manner contemplated by Section 9.01 or in any other manner permitted by law.

        Section 9.08    Waiver of Jury Trial.     EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING, FOR THE AVOIDANCE OF DOUBT, ANY LEGAL PROCEEDINGS ARISING OUT OF OR RELATED TO ANY DEBT FINANCING USED TO CONSUMMATE THE MERGER OR THE OTHER TRANSACTIONS CONTEMPLATED THEREBY).

        Section 9.09    Specific Performance.

        (a)   The parties hereto agree that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and, accordingly that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. The parties hereto agree that unless and until this Agreement is validly terminated in accordance with Section 8.01 and any dispute over the right to termination has been finally resolved, (i) the parties hereto shall be entitled to an injunction or injunctions from a court of competent jurisdiction as set forth in Section 9.07 to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement (for the avoidance of doubt, including to specifically enforce a party's obligation to effect the Closing, but excluding the Company's covenants in Section 6.19), without bond, surety or other security being required and (ii) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement, including the Merger, and without that right, none of the Company, Parent, CSC, Holdings, or Merger Sub would have entered into this Agreement. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other of such parties has an adequate remedy at law or that any such injunction or award of specific performance or other equitable relief is not an appropriate remedy for any reason. The parties hereto further agree that (x) following the Company's valid termination of this Agreement in accordance with Section 8.01, the Company shall be entitled to an injunction or injunctions from a court of competent jurisdiction as set forth in Section 9.07 to enforce each of the Buyer Entities' and Merger Sub's surviving obligations herein, including with respect to the payment of monetary damages under Section 8.02 or the payments to which the Company is entitled under Section 9.04(d), and (ii) following Parent's valid termination of this Agreement in accordance with Section 8.01, Parent shall be entitled to an injunction or injunctions from a court of competent jurisdiction as set forth in Section 9.07 to enforce specifically the Company's surviving obligations herein, including with respect to the payment of monetary damages under Section 8.02 or the payments to which Parent is entitled under Section 9.04(b).

        (b)   The parties hereto further agree that (i) by seeking the remedies provided for in this Section 9.09, a party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement (including monetary damages) for breach of any of the provisions of this Agreement or in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 9.09 are not available or otherwise are not granted, (ii) nothing set forth in this Section 9.09 shall require any party hereto to institute any Proceeding for (or limit any party's right to institute any Proceeding for) specific performance under this Section 9.09 prior or as a condition to exercising any termination right under Article 8 (and pursuing damages after such termination), nor shall the commencement of any Proceeding pursuant to this Section 9.09 or anything set forth in this Section 9.09 restrict or limit any party's right to terminate this Agreement in accordance with the terms of Article 8 or pursue any other remedies under this Agreement that may be available at any time and (iii) a party may seek and plead in the alternative any remedies available to it hereunder until a remedy is awarded. Notwithstanding anything to the contrary contained in this Agreement, while the Company may pursue both a grant of specific performance as and only to the extent expressly permitted by this Section 9.09 and the payment of the Parent Termination Fee (only to the extent expressly permitted by Section 9.04), under no circumstances shall the Company be permitted or entitled to receive both such grant of specific performance to require Parent and Merger Sub to effect the Closing and payment of the Parent Termination Fee.

        Section 9.10    Severability.     If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties agree to negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner, in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

        Section 9.11    Buyer Entities Guarantees.

        (a)   Each of Holdings and CSC shall cause Parent and Merger Sub to comply in all respects with each of the representations, warranties, covenants, obligations, agreements and undertakings made or required to be performed by Parent and Merger Sub in accordance with the terms of this Agreement, the Merger, and the other transactions contemplated by this Agreement. As a material inducement to the Company's willingness to enter into this Agreement and perform its obligations hereunder, each of Holdings and CSC hereby unconditionally guarantees full performance and payment by Parent and Merger Sub of each of the covenants, obligations and undertakings required to be performed by Parent and Merger Sub under this Agreement and the transactions contemplated hereby, subject to all terms, conditions and limitations contained in this Agreement, and hereby represents, acknowledges and agrees that any such breach of any such representation and warranty or default in the performance of any such covenant, obligation, agreement or undertaking of Parent or Merger Sub shall also be deemed to be a breach or default of Holdings and CSC.

        (b)   Parent shall cause Merger Sub to comply in all respects with each of the representations, warranties, covenants, obligations, agreements and undertakings made or required to be performed by Merger Sub in accordance with the terms of this Agreement, the Merger, and the other transactions contemplated by this Agreement. As a material inducement to the Company's willingness to enter into this Agreement and perform its obligations hereunder, Parent hereby unconditionally guarantees full performance and payment by Merger Sub of each of the covenants, obligations and undertakings required to be performed by Merger Sub under this Agreement and the transactions contemplated hereby, subject to all terms, conditions and limitations contained in this Agreement, and hereby represents, acknowledges and agrees that any such breach of any such representation and warranty or default in the performance of any such covenant, obligation, agreement or undertaking of Merger Sub shall also be deemed to be a breach or default of Parent.

        (c)   The Company shall have the right, exercisable in its sole discretion, to pursue any and all available remedies it may have arising out of any such breach or nonperformance directly against any or all of the Buyer Entities and Merger Sub in the first instance. As applicable, references in this Section 9.11 to "Merger Sub" shall also include the Surviving Corporation following the Effective Time.

        Section 9.12    Debt Financing Parties.     None of the Company or its Subsidiaries, affiliates, directors, officers, employees, agents, partners, managers, members or stockholders shall have any rights or claims against any Debt Financing Party in any way relating to this Agreement or any of the transactions contemplated by this Agreement, including any dispute arising out of or relating in any way to the performance of any financing commitments of such Debt Financing Party with respect to the transactions contemplated hereby, whether at law or equity, in contract, in tort or otherwise. No Debt Financing Party shall have any liability (whether in contract, in tort or otherwise) to the Company or its Subsidiaries, affiliates, directors, officers, employees, agents, partners, managers, members or stockholders for any obligations or liabilities of any party hereto under this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby and thereby, including any dispute arising out of or relating in any way to the performance of any financing commitments. Without limiting the foregoing, it is agreed that any claims or causes of action brought against any Debt Financing Party in its capacity as such will not be brought in any forum other than the federal and New York State courts located in the Borough of Manhattan within the City of New York and shall be governed by the law of the State of New York. It is further agreed that the Debt Financing Parties are intended third-party beneficiaries of, and shall be entitled to the protections of, this Section 9.12 and Section 9.08.

        Section 9.13    Entire Agreement; No Reliance.

        (a)   This Agreement, the Confidentiality Agreement, the exhibits and schedules to this Agreement, the Company Disclosure Schedule and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect thereto.

        (b)   Each party hereto agrees that, except for the representations and warranties contained in Article 4 and Article 5 of this Agreement, neither the Company, Parent or Merger Sub makes any other representations or warranties and each hereby disclaims any other representations or warranties made by itself or any of its Representatives, with respect to the execution and delivery of this Agreement or the transactions contemplated hereby, notwithstanding the delivery or disclosure to any other party or any other party's Representatives of any document or other information with respect to any one or more of the foregoing. Without limiting the generality of the foregoing, and notwithstanding any otherwise express representations and warranties made by the parties in this Agreement, each of the Buyer Entities and Merger Sub agrees that neither the Company nor any of its Subsidiary makes or has made any representation or warranty with respect to (i) any projections, forecasts, estimates, plans or budgets or future revenues, expenses or expenditures, future results of operations (or any component thereof), future cash flows (or any component thereof) or future financial condition (or any component thereof) of the Company or any of its Subsidiaries or the future business, operations or affairs of the Company or any of its Subsidiaries heretofore or hereafter delivered to or made available to it, or (ii) any other information, statements or documents heretofore or hereafter delivered to or made available to it, including the information in the electronic data room of the Company, with respect to the Company or any of its Subsidiaries or the business, operations or affairs of the Company or any of its Subsidiaries, except to the extent and as expressly covered by a representation and warranty made in this Agreement.

        Section 9.14    Rules of Construction.     Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with the advice of said independent counsel. Each party and its counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this Agreement shall be decided without regards to events of drafting or preparation.

        Section 9.15    Counterparts; Effectiveness.     This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by each other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in PDF form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document, will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures.

[Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

MAC-GRAY CORPORATION
By:	/s/ STEWART G. MACDONALD, JR.
	Name:	Stewart G. MacDonald, Jr.
	Title:	Chief Executive Officer

Signature page to Agreement and Plan of Merger

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CSC SERVICEWORKS HOLDINGS, INC.
By:	/s/ ROBERT WARDEN
	Name:	Robert Warden
	Title:	President
CSC SERVICEWORKS, INC.
By:	/s/ ROBERT WARDEN
	Name:	Robert Warden
	Title:	President
SPIN HOLDCO INC.
By:	/s/ ROBERT DOYLE
	Name:	Robert Doyle
	Title:	CEO
CSC FENWAY, INC.
By:	/s/ ROBERT WARDEN
	Name:	Robert Warden
	Title:	Authorized Person

Signature page to Agreement and Plan of Merger

Annex B

[BANK OF AMERICA MERRILL LYNCH LETTERHEAD]

October 14, 2013

The Special Committee of the Board of Directors
Mac-Gray Corporation
404 Wyman Street
Waltham, MA 02451

Members of the Special Committee of the Board of Directors:

        We understand that Mac-Gray Corporation, a Delaware corporation ("MGC"), proposes to enter into an Agreement and Plan of Merger (the "Agreement") among MGC, CSC ServiceWorks Holdings, Inc., a Delaware corporation ("Holdings"), CSC ServiceWorks, Inc., a Delaware corporation and wholly-owned subsidiary of Holdings ("CSC"), Spin Holdco Inc., a Delaware corporation and wholly-owned subsidiary of CSC ("Parent" and, together with Holdings and CSC, the "Buyer Entities") and CSC Fenway, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), pursuant to which, among other things, Merger Sub will merge with and into MGC (the "Merger") and each share of the common stock, par value $0.01 per share, of MGC ("MGC Common Stock") issued and outstanding immediately prior to the Effective Time (as defined in the Agreement), other than shares held by a holder who has not voted in favor of adoption of the Agreement or consented thereto in writing, who is entitled to appraisal and who has properly exercised appraisal rights for such shares in accordance with Section 262 of the General Corporation Law of the State of Delaware and shares of MGC Common Stock owned by MGC, any Buyer Entity or Merger Sub or any wholly owned subsidiary of any Buyer Entity or Merger Sub immediately prior to the Effective Time, will be automatically cancelled and converted into the right to receive $21.25 in cash without interest (the "Consideration"). The terms and conditions of the Merger are more fully set forth in the Agreement.

        You have requested our opinion as to the fairness, from a financial point of view, to the holders of MGC Common Stock of the Consideration to be received by such holders in the Merger.

        In connection with this opinion, we have, among other things:

  (1)
  reviewed certain publicly available business and financial information relating to MGC;

  (2)
  reviewed certain internal financial and operating information with respect to the business, operations and prospects of MGC furnished to or discussed with us by the management of MGC, including certain financial forecasts relating to MGC prepared by the management of MGC (such forecasts, "MGC Forecasts");

  (3)
  discussed the past and current business, operations, financial condition and prospects of MGC with members of senior management of MGC;

  (4)
  reviewed the trading history for MGC Common Stock and a comparison of that trading history with the trading histories of other companies we deemed relevant;

  (5)
  compared certain financial and stock market information of MGC with similar information of other companies we deemed relevant;

  (6)
  compared certain financial terms of the Merger to financial terms, to the extent publicly available, of other transactions we deemed relevant;

  (7)
  considered the results of our efforts on behalf of MGC to solicit, at the direction of the Special Committee of the Board of Directors of MGC, indications of interest and definitive proposals from third parties with respect to a possible acquisition of MGC;

  (8)
  reviewed a draft, dated October 12, 2013, of the Agreement (the "Draft Agreement") and certain related documents;

  (9)
  reviewed (i) the voting agreement by and between Parent and Stewart MacDonald, Jr., dated as of September 27, 2013, (ii) the voting agreement by and between Parent and Cynthia Doggett, dated as of September 27, 2013, (iii) the voting agreement by and between Parent and The Stewart G. MacDonald, Jr. 2011 Trust, dated as of September 27, 2013 and (iv) a draft, dated October 12, 2013, of the voting agreement by and between Parent on the one hand and Moab Capital Partners, LLC, a Delaware limited liability company and Moab Partners, LP, a Delaware limited partnership on the other hand; and

  (10)
  performed such other analyses and studies and considered such other information and factors as we deemed appropriate.

        In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and have relied upon the assurances of the management of MGC that management is not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the MGC Forecasts, we have been advised by MGC, and have assumed, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of MGC as to the future financial performance of MGC. We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of MGC, nor have we made any physical inspection of the properties or assets of MGC. We have not evaluated the solvency or fair value of MGC or any Buyer Entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We have assumed, at the direction of MGC, that the Merger will be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed that would have an adverse effect on MGC or the contemplated benefits of the Merger. We also have assumed, at the direction of MGC, that that the final executed Agreement will not differ in any material respect from the Draft Agreement reviewed by us.

        We express no view or opinion as to any terms or other aspects of the Merger (other than the Consideration to the extent expressly specified herein), including, without limitation, the form or structure of the Merger. Our opinion is limited to the fairness, from a financial point of view, of the Consideration to be received by holders of MGC Common Stock and no opinion or view is expressed with respect to any consideration received in connection with the Merger by the holders of any other securities, creditors or other constituencies of any party. In addition, no opinion or view is expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Merger, or class of such persons, relative to the Consideration. Furthermore, no opinion or view is expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to MGC or in which MGC might engage or as to the underlying business decision of MGC to proceed with or effect the Merger. In addition, we express no opinion or recommendation as to how any stockholder should vote or act in connection with the Merger or any related matter.

        We have acted as financial advisor to MGC in connection with the Merger and will receive a fee for our services, a portion of which is payable upon the rendering of this opinion and a significant portion of which is contingent upon consummation of the Merger. In addition, MGC has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement.

        We and our affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of our businesses, we and our affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of MGC, the Buyer Entities and certain of their respective affiliates.

        We and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to MGC and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as administrative agent, collateral agent, sole lead arranger, and sole bookrunner for, and a lender (including a letter of credit lender and a swing line lender) under, MGC's amended and restated senior secured credit agreement and (ii) having provided or providing certain treasury and trade management services and products to MGC.

        In addition, we and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Pamplona Capital Advisors Ltd. ("Pamplona") and certain of its affiliates and portfolio companies, including the Buyer Entities, and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as a lender under various term loans and other credit facilities of certain of Pamplona's affiliates and portfolio companies, including certain of the Buyer Entities, (ii) having acted as manager or underwriter for one or more debt and/or equity offerings of certain of Pamplona's affiliates and portfolio companies, and (iii) having provided or providing certain treasury and trade management services and products to certain of Pamplona's affiliates and portfolio companies, including certain of the Buyer Entities.

        It is understood that this letter is for the benefit and use of the Special Committee of the Board of Directors of MGC (in its capacity as such) in connection with and for purposes of its evaluation of the Merger.

        Our opinion is necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof. As you are aware, the credit, financial and stock markets have been experiencing unusual volatility and we express no opinion or view as to any potential effects of such volatility on MGC, the Buyer Entities or the Merger. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise, or reaffirm this opinion. The issuance of this opinion was approved by our Americas Fairness Opinion Review Committee.

        Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the Consideration to be received in the Merger by holders of MGC Common Stock is fair, from a financial point of view, to such holders.

Very truly yours,

/s/ MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Annex C

SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW

Appraisal rights

        (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

          (2)   Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            (a)   Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            (b)   Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

            (c)   Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

            (d)   Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)   If the merger or consolidation was approved pursuant to § 228, § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. A proposal to adopt the Agreement and Plan of Merger, dated as of October 14, 2013, by and among CSC ServiceWorks Holdings, Inc., a Delaware corporation ("Holdings"), CSC ServiceWorks, Inc., a Delaware corporation and wholly-owned subsidiary of Holdings ("CSC"), Spin Holdco Inc., a Delaware corporation and wholly-owned subsidiary of CSC ("Parent" and, together with Holdings and CSC, the "Buyer Entities") and CSC Fenway, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Subsidiary") and Mac-Gray, as it may be amended from time to time, pursuant to which Mac-Gray will be merged with Merger Subsidiary, with Mac-Gray surviving the merger as a wholly-owned subsidiary of Parent. 2. A proposal to approve the "golden parachute" compensation payable or that could become payable to the named executive officers of Mac-Gray in connection with the merger pursuant to the terms of the merger agreement and pre-existing severance arrangements. 3. A proposal to approve one or more adjournments or postponements of the special meeting, if necessary, to solicit additional proxies if Mac-Gray has not obtained sufficient affirmative stockholder votes to adopt the merger agreement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3. FOR AGAINST ABSTAIN SPECIAL MEETING OF STOCKHOLDERS OF MAC-GRAY CORPORATION January 8, 2014 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 00030000300300001000 4 010814 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.macgray.com/proxy MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.

SPECIAL MEETING OF STOCKHOLDERS OF MAC-GRAY CORPORATION January 8, 2014 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.macgray.com/proxy Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. A proposal to adopt the Agreement and Plan of Merger, dated as of October 14, 2013, by and among CSC ServiceWorks Holdings, Inc., a Delaware corporation ("Holdings"), CSC ServiceWorks, Inc., a Delaware corporation and wholly-owned subsidiary of Holdings ("CSC"), Spin Holdco Inc., a Delaware corporation and wholly-owned subsidiary of CSC ("Parent" and, together with Holdings and CSC, the "Buyer Entities") and CSC Fenway, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Subsidiary") and Mac-Gray, as it may be amended from time to time, pursuant to which Mac-Gray will be merged with Merger Subsidiary, with Mac-Gray surviving the merger as a wholly-owned subsidiary of Parent. 2. A proposal to approve the "golden parachute" compensation payable or that could become payable to the named executive officers of Mac-Gray in connection with the merger pursuant to the terms of the merger agreement and pre-existing severance arrangements. 3. A proposal to approve one or more adjournments or postponements of the special meeting, if necessary, to solicit additional proxies if Mac-Gray has not obtained sufficient affirmative stockholder votes to adopt the merger agreement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3. FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 00030000300300001000 4 010814 MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

0 14475 MAC-GRAY CORPORATION Proxy for Special Meeting of Stockholders on January 8, 2014 Solicited on Behalf of the Board of Directors The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and Proxy Statement, and hereby revokes all prior proxies and appoints Mr. Stewart G. MacDonald, Jr. and Mr. Michael J. Shea as proxies, and each or either of them as Proxy Holders with full power of substitution and power to act alone, to vote all shares of Common Stock which the undersigned would be entitled to vote at the Special Meeting of Stockholders scheduled to be held on Wednesday, January 8, 2014 at Goodwin Procter LLP Conference Center, Second Floor, Exchange Place, 53 State Street, Boston, Massachusetts 02109 at 10:00 a.m. local time and any postponement or adjournment thereof. Directions to the Goodwin Procter LLP Conference Center are located on the outside back cover of the Proxy Statement for the Special Meeting of Stockholders to be held on Wednesday, January 8, 2014 and can be found at www.goodwinprocter.com/offices THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE AGREEMENT AND PLAN OF MERGER; FOR APPROVAL OF THE "GOLDEN PARACHUTE" COMPENSATION PAYABLE OR THAT COULD BECOME PAYABLE TO THE NAMED EXECUTIVE OFFICERS OF MAC-GRAY IN CONNECTION WITH THE MERGER; FOR THE APPROVAL OF ONE OR MORE ADJOURNMENTS OR POSTPONEMENTS OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF MAC-GRAY HAS NOT OBTAINED SUFFICIENT AFFIRMATIVE STOCKHOLDER VOTES TO ADOPT THE MERGER AGREEMENT; AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. (Continued and to be signed on the reverse side.)